UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

David S. Royal, Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-4249
Date of fiscal year end: October 31
Date of reporting period: October 31, 2006

Item 1. Report to Stockholders

Thrivent Mutual Funds

Annual Report

October 31, 2006

23459 R12-06

Thrivent.com

Table of Contents

President’s Letter	1	Thrivent Partner International Stock Fund	116
		Thrivent Large Cap Growth Fund	120
Economic and Market Review	2	Thrivent Large Cap Value Fund	124
		Thrivent Large Cap Stock Fund	127
Portfolio Perspectives		Thrivent Large Cap Index Fund	131
Thrivent Aggressive Allocation Fund	4	Thrivent Large Cap Index Fund-I	138
Thrivent Moderately Aggressive Allocation Fund	6	Thrivent Balanced Fund	145
Thrivent Moderate Allocation Fund	8	Thrivent High Yield Fund	155
Thrivent Moderately Conservative Allocation Fund	10	Thrivent Diversified Income Plus Fund	163
Thrivent Technology Fund	12	Thrivent Municipal Bond Fund	172
Thrivent Partner Small Cap Growth Fund	14	Thrivent Income Fund	198
Thrivent Partner Small Cap Value Fund	16	Thrivent Core Bond Fund	205
Thrivent Small Cap Stock Fund	18	Thrivent Limited Maturity Bond Fund	211
Thrivent Small Cap Index Fund	20	Thrivent Money Market Fund	218
Thrivent Mid Cap Growth Fund	22
Thrivent Partner Mid Cap Value Fund	24	Statement of Assets and Liabilities	224
Thrivent Mid Cap Stock Fund	26
Thrivent Mid Cap Index Fund	28	Statement of Operations	230
Thrivent Mid Cap Index Fund-I	30
Thrivent Partner International Stock Fund	32	Statement of Changes in Net Assets	236
Thrivent Large Cap Growth Fund	34
Thrivent Large Cap Value Fund	36	Notes to Financial Statements	241
Thrivent Large Cap Stock Fund	38
Thrivent Large Cap Index Fund	40	Financial Highlights
Thrivent Large Cap Index Fund-I	42	Thrivent Aggressive Allocation Fund	268
Thrivent Balanced Fund	44	Thrivent Moderately Aggressive Allocation Fund	268
Thrivent High Yield Fund	46	Thrivent Moderate Allocation Fund	268
Thrivent Diversified Income Plus Fund	48	Thrivent Moderately Conservative Allocation Fund	268
Thrivent Municipal Bond Fund	50	Thrivent Technology Fund	270
Thrivent Income Fund	52	Thrivent Partner Small Cap Growth Fund	270
Thrivent Core Bond Fund	54	Thrivent Partner Small Cap Value Fund	272
Thrivent Limited Maturity Bond Fund	56	Thrivent Small Cap Stock Fund	272
Thrivent Money Market Fund	58	Thrivent Small Cap Index Fund	274
		Thrivent Mid Cap Growth Fund	274
Shareholder Expense Example	60	Thrivent Partner Mid Cap Value Fund	274
		Thrivent Mid Cap Stock Fund	276
Report of Independent Registered		Thrivent Mid Cap Index Fund	276
Public Accounting Firm	65	Thrivent Mid Cap Index Fund-I	276
		Thrivent Partner International Stock Fund	278
Schedules of Investments		Thrivent Large Cap Growth Fund	278
Thrivent Aggressive Allocation Fund	66	Thrivent Large Cap Value Fund	280
Thrivent Moderately Aggressive Allocation Fund	67	Thrivent Large Cap Stock Fund	280
Thrivent Moderate Allocation Fund	68	Thrivent Large Cap Index Fund	282
Thrivent Moderately Conservative Allocation Fund	69	Thrivent Large Cap Index Fund-I	282
Thrivent Technology Fund	70	Thrivent Balanced Fund	282
Thrivent Partner Small Cap Growth Fund	73	Thrivent High Yield Fund	284
Thrivent Partner Small Cap Value Fund	77	Thrivent Diversified Income Plus Fund	284
Thrivent Small Cap Stock Fund	80	Thrivent Municipal Bond Fund	286
Thrivent Small Cap Index Fund	84	Thrivent Income Fund	286
Thrivent Mid Cap Growth Fund	93	Thrivent Core Bond Fund	288
Thrivent Partner Mid Cap Value Fund	97	Thrivent Limited Maturity Bond Fund	288
Thrivent Mid Cap Stock Fund	100	Thrivent Money Market Fund	290
Thrivent Mid Cap Index Fund	104	Additional Information	292
Thrivent Mid Cap Index Fund-I	110
		Board of Trustees and Officers	293

Dear Member:

We are pleased to provide you with the annual report for the twelve months ended Oct. 31, 2006, for the Thrivent Mutual Funds. In this report, you will find detailed information about the Thrivent Mutual Funds, including performance highlights, overall market conditions and management strategies during the 12-month period. In addition, Thrivent Financial’s chief investment officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Overview.

The 12-month period was truly a tale of three markets. The opening months featured an environment where more aggressive asset classes such as small company stocks and international investments performed well. In May this trend quickly reversed with investor concerns over slowing global economic growth, higher interest rates and continued unrest in the Middle East. As a result, large company stocks and bonds held up better than more aggressive asset classes. In the final months of the period, a strong bull market emerged as a result of lower interest rates and oil prices with all major asset classes benefiting. These quick market shifts illustrate the value of diversifying a portfolio and avoiding the temptation to buy what’s hot and sell what’s not. Good advice, a well thought out long-term plan and a disciplined approach can make all the difference. Be sure to contact your Thrivent Financial representative if you have any questions or concerns with your portfolio.

Supporting Your Most Important Financial
Goal: Retirement

Whether saving for retirement or structuring accumulated assets for income generation in retirement, proper advice and guidance for this important goal is critical. At Thrivent Financial, we seek to provide our members with the financial confidence and security you need to live the life you want in retirement. Our asset management capabilities position us well to structure and monitor an investment course that can help you reach your retirement goals. Whether you seek an aggressive approach for long-term growth or a conservative plan for near-term income, Thrivent Financial has the resources to help. Relevant, honest financial advice with the products and services that can deliver the retirement you’ve worked so hard for — that’s our goal.

A Strategy that Fits Your Retirement Needs

We have the investment solutions and a money management philosophy uniquely tailored to supporting our members. Critical among these solutions is our strong belief in asset allocation and overall portfolio balance. Studies have shown that strategic asset allocation (the mix of investments in an overall portfolio) can be the major determinant of how well your portfolio will fare over the long term. Furthermore, success in investing or making retirement assets last longer is often dependent on achieving growth by investing in stocks.

A sound asset allocation strategy can reduce the risk of investing in more volatile stocks by diversifying among different types of stocks (large and small, international and domestic, value style and growth style, etc.), as well as bonds and real estate securities.

Consider the following:

• Thrivent Financial representatives are equipped with leading edge tools and advice to build and support ongoing asset allocation strategies.

• Our funds are strictly managed to their individual investment objective to best support asset allocation.

• Finally, our Thrivent Asset Allocation Funds are customized to your specific risk tolerance levels to provide a simple and smart method of investing.

Introducing Thrivent Diversified Income Plus

Thrivent is proud to offer a new dividend-oriented Fund to our valued investors. The Thrivent Diversified Income Plus Fund seeks a high current yield for income and, secondarily, potential growth in the form of capital appreciation through an optimized asset allocation mix of high-yield bonds, real estate equities, dividend-producing stocks and high-quality, fixed-income investments.

With life spans growing ever longer, and the specter of infla-tion taking a bite out of fixed-income portfolios, the Thrivent Diversified Income Plus Fund can provide valuable equity exposure and potential growth your portfolio needs in retirement, without the level of volatility that comes with many stock funds. Generating total return primarily from reinvesting dividends can provide a smoother growth track for your investment than sole reliance on more volatile security price gains. Contact your Thrivent Financial representative for more information.

Our Commitment to You

We remain committed to providing our members with the guidance and solutions they need to prepare for retirement and achieve their goals. Thank you for continuing to turn to us for your financial solutions. We very much value you and your business.

Sincerely,

Pamela J. Moret President and Trustee Thrivent Mutual Funds

Most major stock indices posted double-digit returns during the 12-month period ended October. 31, 2006, as a cooling economy and falling commodities prices brightened investors’ outlook for inflation and interest rates. Although bond returns were pressured by further Federal Reserve (Fed) interest rate hikes during much of the period, most types of bonds provided positive returns due to an easing of inflation worries and a pause in Fed tightening late in the period.

U.S. Economy

The nation’s gross domestic product (GDP) jumped from a 1.8% annual growth rate in the fourth quarter of 2005 to 5.6% in the first quarter of 2006. The economy moderated to a 2.6% GDP growth rate in the second quarter and slowed further to a 1.6% rate in the third quarter (the weakest showing in three years). One of the most visible signs of the slowdown was an increasingly sharp pullback in the nation’s housing market, which could affect consumer spending in the months to come.

The high cost of oil and other commodities was an intermittent concern for investors, weighing on stock prices particularly during mid-summer. However, an easing in energy prices both early and late in the period shifted inflation sentiment dramatically and provided a strong boost to stock and bond markets.

Although economic growth slowed during the period, the labor market continued to add jobs. The unemployment rate sank to a five-year low of 4.4% in October, falling from 4.9% a year earlier.

Inflation & Monetary Policy

Overall inflation declined during the period, largely due to a pullback in energy prices. The Consumer Price Index (CPI) rose at a rate of 1.3% for the 12 months ended Oct. 31, 2006, compared with an increase of 3.4% for all of 2005. However, “core” inflation — excluding the more volatile prices of food and energy — rose 2.7% for the year ended Oct. 31, compared with a 2.2% core rate for all of 2005. The index for energy, which rose 17.1% in 2005, declined 11.3% during the 12-month period ended Oct. 31.

With inflation still a concern, the Federal Reserve’s Federal Reserve Open Market Committee (FOMC) continued raising its target for the federal funds rate through June 29, bringing the rate to 5.25% . But in the face of a slowing economy and an accelerating pullback in housing, policymakers left rates steady at their August, September and October meetings. The Fed continued to indicate its wariness of infla-tion, however, a possible sign that it may not begin cutting rates any time soon.

Equity Performance

Stocks surged in the first months of the period as investors cheered strong economic and corporate profit growth and declining energy prices. But a broad pullback occurred in the second quarter in response to renewed concerns about infla-tion, interest rates, expensive energy and a slumping housing market. Investors’ mood reversed yet again in July as worries about inflation and interest rates fell with the prices of commodities and dwindling prospects of further Fed rate hikes. In fact, the Dow Jones Industrials set several all-time highs in September and October, and other equity indices set multi-year highs.

Small-company stocks outperformed large-company issues during the period. The Russell 2000 Index of small-company stocks posted a 19.98% total return, while the S&P 500 Index of large-company stocks recorded a 16.35% return. Value stocks outperformed growth stocks. During the period, the Russell 1000 Value Index returned 21.46%, while the Russell 1000 Growth Index posted a return of 10.84% .

Sectors that performed best during the period included telecommunications services, energy, utilities and consumer discretionary, while health care, information technology, industrials, and consumer staples advanced at a more moderate rate. Real estate investment trusts (REITs), which are not the same as the residential housing market, performed well during the period, with the MSCI U.S. REIT Index posting a 37.77% return.

Foreign stocks generally continued to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a 28.04% total return in dollar terms.

Fixed Income Performance

Bond returns were pressured by continued Federal Reserve interest rate hikes during much of the period. But in August — after 17 consecutive rate increases — policymakers moved to the sidelines. The pause brightened investors’ inflation and interest rate outlook dramatically, boosting the prices of most types of bonds.

During the 12 months, yields on shorter-term securities rose, while yields on longer-term bonds remained relatively stable or even declined. The result was a substantially inverted yield curve (the differences among the yields of different maturities of similar credit quality) as of Oct. 31, an atypical situation in which shorter-term bonds provided higher yields than longer-term bonds. The six-month Treasury yield rose from 4.26% to 5.13% during the period, the 10-year Treasury yield increased from 4.57% to 4.61%, and the 20-year Treasury yield fell from 4.84% to 4.81% .

Despite the headwind of rising rates during much of the period, most bond sectors provided positive returns. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 5.19% total return for the 12 months ended Oct. 31, 2006. Municipal bonds fared better in this environment, with the Lehman Brothers Municipal Bond Index posting a total return of 5.75% during the period. The Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 4.38% total return.

Below-investment-grade corporate bonds were stronger U.S. market performers during the 12-month period. The Lehman Brothers U.S. Corporate High Yield Bond Index registered a 10.31% total return.

Outlook

We think economic growth will remain slow over the next few months, with inflation continuing to ease from the higher levels of earlier this year. This will provide the “soft landing” sought by the Federal Reserve after more than two years of consecutive interest rate hikes.

Gross domestic product growth should continue at a 2% to 2.5% annual rate, keeping the economy out of the recession that concerns some market watchers. Energy and commodities prices should continue to ease, and the housing pull-back should moderate. Both of these factors will support consumer spending. Businesses, with plenty of cash on their balance sheets, are investing in productive resources.

Although we don’t expect more Fed interest rate increases in the near future, we don’t expect policymakers to ease rates any time soon, either. The stock and bond markets have priced in expectations of lower rates in the first half of 2007, and, in the absence of an unexpected slowdown in the economy, we don’t agree.

The potential for the markets to be surprised by a lack of lower rates early next year makes us cautious on more volatile segments of the stock and bond markets in the near-term. Also, with the potential for further weakness in energy and commodities prices, and uncertainty in the housing market, there is a possibility that the economy could slow more than we expect or even enter a recession.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment plan based on your goals, diversify your portfolio and remain focused on the long term.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Aggressive Allocation Fund earned a total return of 15.95% as compared to the median return to its peer group, the Lipper Inc. Multicap Core Funds, of 14.65% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 16.35% and 5.19%, respectively.

What factors affected the Fund’s performance?

The Fund’s good return versus its peer group and its benchmark was the result of good diversification across a broad range of equity asset classes, many providing higher returns than the S&P 500 Index during the reporting period. Allocation to fixed income securities was minimal, which also aided results, as returns to stocks generally exceeded returns to bonds in the last year.

Early in the reporting period, we applied a tactical bias in the Fund, indicating our preference to be overweighted in risk assets, compared to long-term targets. This caused us to favor small- and mid-cap domestic portfolios, as well as emphasize allocations to non-U.S. portfolios — all accomplished by reducing exposure to large-cap U.S. holdings. Following a strong rally in stock prices late in 2005, particularly in the more speculative segments of the equity market, our work indicated that an overweighted position in risk assets was no longer supported, and a reallocation away from more volatile equity categories was implemented in January 2006.

This reallocation resulted in a reduced exposure to small-and mid-cap categories, in favor of large-cap categories. Additionally, international exposure was reduced from a sig-nificant overweighting of our long-term target allocation. These decisions aided Fund returns over the period. In addition, we had a modest tilt in the portfolios toward growth-oriented, domestic-asset categories. This factor did not add to results, as value-oriented stocks generally outperformed their growth counterparts. Late in the reporting period, we began to see indications that investors’ strong preference for value-style portfolios was beginning to diminish. Finally, long-term targets indicated a modest allocation to real estate investment trusts (REITs) in aggressive portfolios. We did not have direct exposure to this segment during the period, which limited our advance, as REIT portfolios performed quite well in the period. Within other Thrivent Allocation Fund portfolios, we had limited exposure to REIT stocks, mitigating some of the opportunity cost.

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International
Stock Fund	22.6%
Thrivent Large Cap Growth Fund	19.5%
Thrivent Large Cap Stock Fund	8.1%
Thrivent Large Cap Value Fund	7.3%
Thrivent Small Cap Stock Fund	6.9%
Thrivent Partner Small Cap Value Fund	6.6%
Thrivent Partner Small Cap Growth Fund	6.3%
Thrivent Mid Cap Stock Fund	5.0%
Thrivent Partner Mid Cap Value Fund	4.6%
Thrivent Mid Cap Growth Fund	4.3%

These common stocks represent 91.2% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

What is your outlook?

We are in the maturing stage of the economic cycle and the stock market advance that coincided with the onset of the 2001-2002 economic recovery. That fact does not preclude a continuation of the economic recovery or the stock market advance, but it does suggest that risks to both are higher, and a heightened level of attentiveness is appropriate. As is often the case, inflation pressures have taken hold domestically in an environment of tighter labor markets and increased factory utilization. Policy actions have been initiated to contain inflation risk, specifically, higher short-term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

These cyclical trends are exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies, such as raw materials, energy and capital goods. We have a bias to large-cap equity portfolios, as they appear to offer good valuations at acceptable levels of volatility given our risk preferences at this point. Allocations to fixed income are limited.

	Portfolio Facts
	As of October 31, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$176,017,015	$35,833,286
NAV	$11.88	$11.94
NAV — High†	10/26/2006 — $11.98	10/26/2006 — $12.04
NAV — Low†	11/1/2005 — $10.37	11/1/2005 — $10.38
Number of Holdings: 15		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	15.95%	14.78%
with sales charge	9.61%	10.04%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	16.45%	15.32%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Moderately Aggressive Allocation Fund earned a total return of 15.05% as compared to the median return to its peer group, the Lipper Inc. Mixed Asset Target Allocation Growth Funds, of 12.10% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 16.35% and 5.19%, respectively.

What factors affected the Fund’s performance?

The Fund’s return versus its peer group and its benchmark was the result of a strong allocation to equity portfolios, thoughtful and timely portfolio reallocations and diversifica-tion across a broad range of equity asset classes. Fixed-income returns were less than equity returns, but the lower risk inherent in fixed-income portfolios, compared to equity accounts, reduced overall Fund volatility in an environment that saw increasing levels of speculation in certain asset segments.

We began the period with an overweighted position in higher-risk asset portfolios, as we expected an ongoing recovery. In equities, a bias toward small- to mid-cap and international portfolios was evident, while in fixed-income, our bias was to high-yield and corporate bonds. In January 2006, return premiums available on the more volatile equity asset classes became quite low, compared with historical returns, suggesting we take a more conservative stance. Because of this, we reduced our overweighting in equities to long-term targets, repositioned within the equity funds to higher-quality segments and allocated assets to high-yield, fixed-income securities, as they appeared to offer returns competitive with equity portfolios, but at lower levels of volatility. These strategies were rewarded in the spring, as equity markets corrected some of the excesses of the first half and lower-risk asset classes provided returns competitive with their higher-volatility counterparts. Late in the period, a more conservative tilt was applied to fixed-income portfolios, as risk premiums in low-quality portfolios were not sufficient to compensate for higher-volatility levels apparent on the horizon.

During most of the period there was an evident tilt toward growth portfolios in the Fund’s equity segments that limited our advance, as value-style stocks provided a return premium compared to their growth counterparts. In addition, an underexposure to the real estate investment trust (REIT) segment also limited results, as that market segment continued to provide premium returns.

What is your outlook?

In addition to the stock market advance that coincided with the onset of the 2001-2002 economic recovery, we are in the maturing stage of the economic cycle. This does not preclude

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International
Stock Fund	15.5%
Thrivent Large Cap Growth Fund	14.6%
Thrivent Large Cap Stock Fund	13.0%
Thrivent Large Cap Value Fund	12.3%
Thrivent Income Fund	7.9%
Thrivent High Yield Fund	5.8%
Thrivent Limited Maturity Bond Fund	4.9%
Thrivent Mid Cap Stock Fund	4.0%
Thrivent Small Cap Stock Fund	3.9%
Thrivent Partner Small Cap Value Fund	3.5%

These common stocks represent 85.4% of the total
investment portfolio

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

a continuation of the stock market advance or economic recovery, but it does suggest that risks to both are higher, and a heightened level of attentiveness is appropriate. As often happens, inflation pressures have taken hold domestically in an environment of tighter labor markets and increased factory utilization. Policy actions have been initiated to contain inflation risk, specifically higher short-term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

These cyclical trends are exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies, such as raw materials, energy and capital goods. At present, we are maintaining our stock/bond allocation at long-term targets. We have a bias to large-cap equity portfolios, as they appear to offer good valuations at acceptable levels of volatility given our risk preferences at this point. Within fixed-income, we reduced maturities and improved credit quality within corporate portfolios, as risk premiums are not at levels consistent with overweighting toward low-quality.

	Portfolio Facts
	As of October 31, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$423,026,328	$40,084,671
NAV	$11.72	$11.77
NAV — High†	10/26/2006 — $11.79	10/26/2006 — $11.85
NAV — Low†	11/1/2005 — $10.31	11/1/2005 — $10.32
Number of Holdings: 15		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	15.05%	13.62%
with sales charge	8.72%	8.93%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	15.43%	14.07%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Moderate Allocation Fund earned a total return of 13.40% as compared to the median return to its peer group, the Lipper Mixed Asset Target Allocation Growth Funds, of 12.10% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 16.35% and 5.19%, respectively.

What factors affected the Fund’s performance?

The Fund’s return versus its peer group and its benchmark was the result of thoughtful and timely reallocations and diversification across a broad range of equity asset classes, many providing higher returns than the S&P 500 Index during the reporting period. Fixed-income returns were less than equity returns, but the lower risk inherent in fixed-income portfolios, compared to equity accounts, reduced overall Fund volatility in an environment that saw increasing levels of speculation in certain asset segments and increased preferences for lower-risk assets.

We began the period with an overweighted position in higher-risk asset portfolios, as we expected an ongoing recovery. In equities, a bias toward small- to mid-cap and international portfolios was evident, while in fixed-income, our bias was to high-yield and corporate bonds. Early in 2006, return premiums available on the more volatile equity asset classes came quite low, compared with historical returns, suggesting we take a more conservative stance. As such, we reduced our overweighting in equities to long-term targets, repositioned equity funds to higher-quality segments and allocated assets to high-yield, fixed-income securities, as they appeared to offer returns competitive with equity portfolios, but at lower levels of volatility. These strategies were rewarded in the spring, as equity markets corrected some of the excesses of the first half and lower-risk asset classes provided returns competitive with their higher-volatility counterparts. Late in the period, a more conservative tilt was applied to fixed-income portfolios as risk premiums in low-quality portfolios were not sufficient to compensate for higher volatility levels apparent on the horizon.

A tilt toward the growth portfolios in the Fund’s equity segments was evident during most of the period. This limited our advance, as value-style stocks provided a return premium, versus their growth counterparts.

What is your outlook?

We are in the maturing stage of the economic cycle, in addition to the stock market advance that coincided with the onset of the 2001-2002 economic recovery. That fact does not preclude a continuation of the economic recovery or the

Top 10 Holdings
(% of Portfolio)

Thrivent Income Fund	13.8%
Thrivent Large Cap Growth Fund	12.7%
Thrivent Large Cap Stock Fund	12.0%
Thrivent Limited Maturity Bond Fund	11.7%
Thrivent Partner International Stock Fund	11.4%
Thrivent Large Cap Value Fund	9.3%
Thrivent Small Cap Stock Fund	7.0%
Thrivent Money Market Fund	6.8%
Thrivent Mid Cap Stock Fund	6.0%
Thrivent High Yield Fund	5.8%

These common stocks represent 96.5% of the total
investment portfolio.

Bonds - 11.7%

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

stock market advance, but it suggests that risks to both are higher, and a heightened level of attentiveness is appropriate. As is often the case, inflation pressures have taken hold domestically in an environment of tighter labor markets and increased factory utilization. Policy actions have been initiated to contain inflation risk, specifically higher short-term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

Within this cycle, trends are exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies, such as raw materials, energy and capital goods. At present, we are maintaining our stock/bond allocation at long-term targets. We have a bias to large-cap equity portfolios, which appear to offer good valuations at acceptable levels of volatility, given our risk preferences. Within fixed-income, we have reduced maturities and improved credit quality within the corporate portfolios, as risk premiums are not at levels consistent with overweighting toward low-quality.

	Portfolio Facts
	As of October 31, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$442,836,523	$17,109,706
NAV	$11.30	$11.32
NAV — High†	10/26/2006 — $11.35	10/26/2006 — $11.37
NAV — Low†	11/1/2005 — $10.21	11/1/2005 — $10.22
Number of Holdings: 11		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	13.40%	11.80%
with sales charge	7.21%	7.18%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	13.83%	12.22%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Moderately Conservative Allocation Fund earned a total return of 10.94% as compared to the median return to its peer group, the Lipper Mixed Asset Target Allocation Conservative Funds, of 11.15% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 16.35% and 5.19%, respectively.

What factors affected the Fund’s performance?

Our overweighted position in risk asset classes aided Fund returns early in the reporting season. Investors determined the volatile weather season of 2005 would not have a long-term harmful effect on the economy, and equity and fixed-income groups staged a strong rally. Early in 2006, we determined that equity return expectations in higher-risk equity categories were no longer sufficient to justify an overweighting of those groups.

We reduced equity exposure to our long-term target levels and biased assets within the equity portfolios to large-cap stocks, a group providing a reasonable expectation of return at lower levels of volatility and good valuation support. We increased allocations to the fixed-income portfolios of the Fund, as groups within that segment appeared to offer attractive and competitive returns, but at more reasonable valuations than some of the more speculative groups.

Our allocation mix benefited the Fund during the period of equity market weakness that ensued in the spring. The subsequent recovery in late summer and to the end of the reporting period continued to favor better-quality segments of the market. A limited exposure to Treasury bonds in the summer moderated the returns to the fixed-income portfolios, as long-maturity Treasury notes and bonds provided the best returns in fixed-income in the third quarter. We modestly reduced maturities late in the period, as interest rates on the highest-quality segments of the fixed-income market declined to levels we feel are unlikely to be sustained. In equities, we remain biased toward the large-cap segment and at long-term target allocations for the overall Fund.

What is your outlook?

We are in the maturing stage of the economic cycle, in addition to the stock market advance that coincided with the onset of the 2001-2002 economic recovery. That fact does not preclude a continuation of the economic recovery or the

Top 10 Holdings
(% of Portfolio)

Thrivent Limited Maturity Bond Fund	28.3%
Thrivent Income Fund	13.0%
Thrivent Large Cap Growth Fund	9.9%
Thrivent Money Market Fund	9.8%
Thrivent Large Cap Stock Fund	8.1%
Thrivent Partner International Stock Fund	7.3%
Thrivent Large Cap Value Fund	7.3%
Thrivent High Yield Fund	4.8%
Thrivent Small Cap Stock Fund	4.0%
Thrivent Mid Cap Stock Fund	4.0%

These common stocks represent 96.5% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

stock market advance, but it suggests that risks to both are higher, and a heightened level of attentiveness is appropriate. As is often the case, inflation pressures have taken hold domestically in an environment of tighter labor markets and increased factory utilization. Policy actions have been initiated to contain inflation risk, specifically higher short-term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

Within this cycle, trends are exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies, such as raw materials, energy and capital goods. At present, we are maintaining our stock/bond allocation at long-term targets. We have a bias to large-cap equity portfolios, which appear to offer good valuations at acceptable levels of volatility, given our risk preferences. Within fixed-income, we have reduced maturities and improved credit quality within the corporate portfolios, as risk premiums are not at levels consistent with overweighting toward low-quality.

	Portfolio Facts
	As of October 31, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$156,934,114	$6,498,306
NAV	$10.91	$10.93
NAV — High†	10/26/2006 — $10.93	10/26/2006 — $10.95
NAV — Low†	11/1/2005 — $10.13	11/1/2005 — $10.14
Number of Holdings: 11		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	10.94%	9.31%
with sales charge	4.83%	4.80%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	11.35%	9.72%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Technology Fund earned a total return of 7.18% as compared to the median return of its peer group, the Lipper Inc. Science and Technology Funds, of 9.91% . The Fund’s market benchmark, the Goldman Sachs Technology Industry Composite Index, earned a total return of 10.84% .

What factors affected the Fund’s performance?

Underperformance was driven primarily by our broader allocations to segments outside the traditional information technology sectors, such as health care and telecommunications. Asset selection was also a negative overall contributor, with Fund performance falling short as a function of insufficient exposure to the better-performing companies in certain segments, as well as sub-par returns in select Fund holdings.

Our underweighted holdings in top-performing technology hardware names Hewlett-Packard and Cisco Systems more than offset our successful positions in Apple Computer, Symbol Technologies and Network Appliances. In communications equipment, poor performance from our holding in Juniper Networks and below average exposure to the strong returns realized by Research in Motion limited our advance. Within software, we were not sufficiently exposed to the recovery in operating results and subsequent better performance achieved in Oracle. The underperformance of our open-source bets in Red Hat and Novell offset our successful holdings in infrastructure, security and content like BEA Systems, RSA Security and Adobe Systems.

Our semiconductor holdings were positive contributors to relative performance, as our emphasis on application-specific and specialty companies like NVIDIA, Freescale Semiconductor and FormFactor achieved excellent results, relative to our holdings in bellwethers like Texas Instruments and Applied Materials, which achieved positive returns but not as strong as the Index.

What is your outlook?

Solid capital spending trends sustain our optimism regarding steady technology expenditure growth at the enterprise level of 6-8% — especially within communications, storage and software. Thus, our enthusiasm for consumer-oriented

Top 10 Holdings
(% of Portfolio)

Google, Inc.	3.9%
Cisco Systems, Inc.	3.8%
Intel Corporation	3.5%
Apple Computer, Inc.	3.2%
Texas Instruments, Inc.	3.1%
Applied Materials, Inc.	3.1%
Yahoo!, Inc.	2.7%
Integrated Device Technology, Inc.	2.4%
Adobe Systems, Inc.	2.3%
EMC Corporation	2.2%

These common stocks represent 30.2% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Apple, Google and Yahoo! is complemented by storage plays EMC Corp and Network Appliances; business intelligence software makers Hyperion Solutions and Informatica Corp; service-oriented architecture companies Red Hat and BEA Systems; as well as enterprise-level infrastructure providers Cisco Systems, Citrix Systems and TIBCO Software Inc.

We think regulatory concerns and exaggerated risk premiums have created significant opportunities within the biotechnology and medical device sectors, as well, and we have above-average exposure to concentrated, higher-growth companies in both categories.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AATSX	BBTSX	THTIX
Transfer Agent ID	028	078	098
Net Assets	$40,089,692	$2,377,404	$2,139,133
NAV	$3.73	$3.56	$3.93
NAV — High†	4/20/2006 — $3.97	4/20/2006 — $3.80	4/20/2006 — $4.17
NAV — Low†	7/21/2006 — $3.21	7/21/2006 — $3.07	7/21/2006 — $3.38
Number of Holdings: 107		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	7.18%	1.46%	(14.42%)
with sales charge	1.36%	0.32%	(15.18%)

			From
			Inception
Class B1	1-Year	5 Years	7/1/2000

without sales charge	6.59%	0.81%	(14.98%)
with sales charge	2.59%	0.81%	(14.98%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/1/2000

Net Asset Value	7.67%	2.23%	(13.71%)

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Partner Small Cap Growth Fund earned a total return of 13.72% as compared to the median return to its peer group, the Lipper Inc. Small Cap Growth Funds, of 12.93% . The Fund’s market benchmark, the Russell 2000 Growth Index, earned a total return of 17.07% .

What factors affected the Fund’s performance?

The Fund’s less-than-Index performance was in large part due to stock selection within the information technology and industrials segments of the Fund. Counterbalancing those results to some extent was stock selection within other sectors of the Fund, such as health care, financials and consumer staples, but those results were not sufficient enough to offset the drag created in groups previously highlighted.

Software companies within the information technology group were the main source of sub-par returns. As a group, information technology stocks did not advance as much as the broader small-cap growth indices, and within this sector, companies in the Internet software industry faired even more poorly. Stock values in software companies owned in the Fund, such as Jupitermedia Cos. and Websense Inc., declined during a period of good returns to other segments, and we did not own positions in a timely fashion in stocks that advanced over the year. Our holdings in semiconductor industry stocks, like Atheros Communications and PMC-Sierra Inc., also detracted from our results, as did our position in Intermec Inc. in the information technology equipment industry. Some holdings in the technology segment of the Fund did perform well, such as Global Imaging Systems and Trimble Navigation Ltd. in the electronic technology and equipment industry, but those situations were not sufficient in terms of magnitude or frequency to offset weaker segments of the Fund.

The health care sector of the Fund provided the most value over the reporting period, driven by strong stock selection in the life sciences segment and health care equipment industry. Illumina Inc., a provider of equipment and analysis equipment to the genomics industry, realized excellent returns. Serologicals Corp. provides technologies and services in support of research in the biological research industry and also experienced a strong advance in price in the Fund. Companies in the managed care industry, such as our holdings in WellCare Group Inc. and Sierra Health also provided excellent returns. The financial segment of the Fund also contributed nicely to returns, as holdings in the asset management industry or real estate management industry like Cohen & Steers advanced with the move-up in the equity

Top 10 Holdings
(% of Portfolio)

Digital Insight Corporation	2.0%
Dril-Quip, Inc.	1.8%
ValueClick, Inc.	1.7%
American Medical Systems Holdings, Inc.	1.4%
Inverness Medical Innovations, Inc.	1.3%
Mentor Corporation	1.3%
IBRD Discount Note	1.3%
Gardner Denver, Inc.	1.2%
Shuffle Master, Inc.	1.2%
CRA International, Inc.	1.1%

These common stocks represent 14.3% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

and commercial real estate markets. Investment banking companies performed well in an environment that saw increased takeover activity.

What is your outlook?

There has been a steady reduction in the market’s price/earnings multiple since 2002. During that time, corporate profits are up more than 120%, but the market is up only about 70%. Despite the general compression in valuations for equities, small-cap stocks have provided a leadership position for over five years now, and a shift to the larger-cap segments of the market is possibly at hand.

We believe the Fund is well positioned for the coming months. We have anticipated since the beginning of the year that a slowing economy would arrive, easing the upward pressure on interest rates and inflation, and favoring companies that can generate growth independent of the U.S. economic cycle. As of now, it appears the Federal Reserve has engineered that slowdown without precipitating a recession, and consumer spending, though weaker, is not declining dramatically.

	Portfolio Facts
	As of October 31, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$11,985,224	$29,307,704
NAV	$11.69	$11.73
NAV — High†	5/8/2006 — $12.56	5/8/2006 — $12.59
NAV — Low†	11/1/2005 — $10.18	11/1/200 — $10.18
Number of Holdings: 178		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	13.72%	12.39%
with sales charge	7.44%	7.75%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	14.11%	12.68%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Partner Small Cap Value Fund earned a total return of 19.08% as compared to the median return to its peer group, the Lipper Inc. Small Cap Value Funds, of 16.73% . The Fund’s market benchmark, the Russell 2000 Value Index, earned a total return of 22.90% .

What factors affected the Fund’s performance?

Performance in the period was excellent on an absolute basis but was moderately below the Index, primarily due to stock selection within the materials and consumer discretionary sectors. Stocks in the energy, health care, financial and information technology segments provided good returns versus their respective sectors, but we did not have sufficient exposure to those segments to fully offset the effect of the other groups.

Within the consumer discretionary group, our holding in Ruby Tuesday within the restaurant industry did not fully participate in the advance seen by other stocks within the group. We experienced weakness in Cutter and Buck Inc. in the apparel industry and CSS Industries Inc. in the retail segment. Other holdings in retail that held back overall results were Hancock Fabrics and Stein Mart Inc. We held small positions in the homebuilding sector, a group that did not help performance over the full period, although we were encouraged to see the stocks stabilize in the second half.

Our holdings in the financial sector performed well, but we limited our representation in the group versus the benchmark, as we do not have the conviction to carry the signifi-cant weights that would be indicated in this segment —almost one-third of the Fund. Within the group, our holdings in REITs and real estate management company Trammel Crow Co. performed very well. Regional broker Piper Jaffray also achieved excellent results for the Fund. In health care, holdings in West Pharmaceutical Services and Arrow International achieved solid returns, as did our position in National Healthcare Corp. An overweighted position in the energy equipment and services industry and strong performance from our holdings in the group Tetra Technology and W-H Energy Services both added to our results.

Top 10 Holdings
(% of Portfolio)

Texas Regional Bancshares, Inc.	1.4%
ProAssurance Corporation	1.3%
Whiting Petroleum Corporation	1.1%
Hub Group, Inc.	1.1%
Kirby Corporation	1.1%
First Republic Bank	1.0%
Owens & Minor, Inc.	1.0%
Southwest Gas Corporation	0.9%
Glenborough Realty Trust, Inc.	0.9%
Genesee & Wyoming, Inc.	0.9%

These common stocks represent 10.7% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Despite evidence of a general slowdown in the economy, we continue to hold a positive outlook. Falling gasoline prices should help support consumer spending and reduce costs for businesses. Equity valuations look attractive, compared to bonds, and corporate profits should continue to rise, albeit at a slower rate. The cycle of outperformance by small-cap stocks over large-cap ended in the spring, and large-cap stocks remain more attractive from a valuation perspective, even though they have outperformed small-cap issues over the last six months. Nonetheless, we continue to find attractive opportunities among small-cap value stocks.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALVX	BBSVX	TPSIX
Transfer Agent ID	032	082	099
Net Assets	$79,823,328	$5,485,375	$44,935,938
NAV	$15.65	$14.89	$16.26
NAV — High†	5/9/2006 — $16.08	5/9/2006 — $15.37	5/9/2006 — $16.65
NAV — Low†	12/19/2005 — $13.43	12/20/2005 — $12.85	12/30/2005 — $13.92
Number of Holdings: 142		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/17/2001

without sales charge	19.08%	15.71%	13.60%
with sales charge	12.52%	14.41%	12.40%

			From
			Inception
Class B1	1-Year	5 Years	7/17/2001

without sales charge	17.99%	14.67%	12.66%
with sales charge	13.99%	14.67%	12.66%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/17/2001

Net Asset Value	19.85%	16.60%	14.47%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Small Cap Stock Fund’s total return of 16.04% equaled the median return of its peer group, the Lipper Inc. Small Cap Core Funds, also 16.04% . The Fund’s market benchmark, the Russell 2000 Index, earned a total return of 19.98% .

What factors affected the Fund’s performance?

Much of the increase of the Russell 2000 was driven by a sig-nificant rally of what we would evaluate and measure as lower-quality stocks. Stocks with no earnings, very low returns on equity and high valuations performed very well during the time period. Given that we generally invest in companies that generate meaningful cash flow and high returns on capital, we did not fully participate in this low-quality rally. In time, we believe that the stocks of these “lower-quality” companies will return to appropriate levels and that the better-quality companies within the group will be afforded the suitable valuations.

Stock selection within the health care segment had the most limiting impact on performance during the time period. Several of our holdings in medical equipment stocks declined significantly. These positions included DexCom, a glucose monitoring company, and Cyberonics, which manufactures devices for the treatment of epilepsy, depression and other diseases. In addition, we did not participate in the many large gains within the sector during the year.

Our industrial holdings added to the Fund’s relative performance during the time period. As a result of our belief that the economy would remain healthy, we maintained a significant overweighted stance. Within the industrial sector, several of our machinery and commercial services holding performed particularly well. Manitowoc Company, a manufacturer of cranes and food service equipment, more than doubled, while Standard Parking, which manages parking lots and garages, increased by more than 80%.

Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.	0.8%
URS Corporation	0.8%
Affiliated Managers Group, Inc.	0.7%
Genlyte Group, Inc.	0.7%
Baldor Electric Company	0.6%
Casey's General Stores, Inc.	0.6%
Watson Wyatt Worldwide, Inc.	0.6%
Roper Industries, Inc.	0.6%
Pacer International, Inc.	0.6%
Waste Connections, Inc.	0.6%

These common stocks represent 6.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

As result of slowing economic growth, relatively full valuation levels and a wide breadth of stock ownership, we do not expect the small-cap sector as a whole to offer the premium return levels achieved over the last few years. That said, we continue to find opportunities. Due to our belief that corporations have underinvested in plant and equipment over the last nine years, we still like the industrial sector. Also, we like particular niches within technology, particularly businesses that help companies operate more efficiently. While we are cautious about the consumer sector, we think continued job stability and potential wage gains may allow consumer spending to hang on for another year or two. In addition, while we believe that the slowdown in housing will have a significant negative impact on certain industries and regions, we do not believe the housing slowdown will be the specific cause of a recession or economic crisis. Subsequently, we are beginning to make selective investments in the consumer sector.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASMX	BBSMX	TSCSX
Transfer Agent ID	024	074	094
Net Assets	$457,563,835	$16,264,995	$85,145,646
NAV	$18.48	$16.44	$19.82
NAV — High†	5/9/2006 — $19.20	5/9/2006 — $17.17	5/9/2006 — $20.54
NAV — Low†	12/19/2005 — $16.60	12/19/2005 — $14.89	12/19/2005 — $17.71
Number of Holdings: 244		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	16.04%	12.51%	10.69%
with sales charge	9.63%	11.25%	10.07%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	14.86%	11.40%	9.78%
with sales charge	10.86%	11.40%	9.78%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	16.68%	13.22%	10.66%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Small Cap Index Fund earned a total return of 15.08% as compared to the median return to its peer group, the Lipper Inc. Small Cap Core Funds, of 16.04% . The Fund’s market benchmark, the S&P SmallCap 600 Index, earned a total return of 16.11% .

What factors affected the Fund’s performance?

The Fund is managed to align with the performance of the S&P SmallCap 600 Index, a benchmark for small-stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the fund itself can be largely attributed to expenses and minor differences in portfolio composition often related to managing cash flows of the fund.

Small-cap stocks outperformed mid-cap stocks, but slightly underperformed large-cap stocks for the last twelve months. Fund segment returns were varied, with groups like industrials, materials, financial, consumer staples and energy besting the average for the Index. Consumer discretionary, health care and information technology segments provided attractive absolute returns but below the level of the overall Index. Volatility was high in this segment during the reporting period, with particularly strong returns in the first six months, followed by a sharp correction in May and June. Investors appear to have adjusted their preferences for risky assets in light of a more aggressive policy stance toward inflation risks on the part of central bankers around the world. Small-cap stocks tend to be more leveraged to changes in the momentum of the economy, and concerns about an economic slowdown weighed on this group over the summer. Returns improved late in the period but were more in line with other market segments.

What is your outlook?

The Fund will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Small-cap stocks have enjoyed a return premium over larger-cap issues in recent years. With uncertainty growing over the strength of the U.S. economy and an ongoing inflation

Top 10 Holdings
(% of Portfolio)

Manitowoc Company, Inc.	0.5%
Frontier Oil Corporation	0.4%
Cerner Corporation	0.4%
Energen Corporation	0.4%
Essex Property Trust, Inc.	0.4%
Global Payments, Inc.	0.4%
Cimarex Energy Company	0.4%
JLG Industries, Inc.	0.4%
Helix Energy Solutions Group, Inc.	0.4%
NVR, Inc.	0.4%

These common stocks represent 4.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

threat, investors adjusted their preferences away from riskier aspects of the equity markets. Large-cap stocks rallied, relative to small-cap issues, in the second half of the period. Whether this marks a period of rotation in the markets and a sustained shift to more blue chip names remains to be seen. Often the maturing stages of an economic cycle tend to favor large-cap stocks in the equity marketplace. We still believe there is solid opportunity in the small-cap arena, but the premium returns earned in the small-cap segment are likely to be more in line with long-term averages going forward.

Portfolio Facts
As of October 31, 2006
A Share
—————————
Ticker	AALSX
Transfer Agent ID	029
Net Assets	$48,027,112
NAV	$16.11
NAV — High†	5/8/2006 — $16.72
NAV — Low†	11/1/2005 — $14.24
Number of Holdings: 603	† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	15.08%	13.71%	9.43%
with sales charge	8.76%	12.44%	8.46%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Mid Cap Growth Fund earned a total return of 10.83% as compared to the median return to its peer group, the Lipper Inc. Mid Cap Growth Funds, of 11.27% . The Fund’s market benchmark, the Russell MidCap Growth Index, earned a total return of 14.51% .

What factors affected the Fund’s performance?

The Fund did not fully participate in the advance in the Russell MidCap Growth Index. Stock selection in the health care segment of the Fund was the primary factor restraining the Fund’s progress this year. In the early months of 2006, lack of exposure to small-cap medical products companies that performed well in the benchmark hurt performance. Later in the year, poor operating performance on the part of two companies owned in the medical products industry, St. Jude Medical and Advanced Medical Optics, resulted in poor stock performance and limited the Fund’s advance. Our lack of exposure to better performing stocks in the pharmaceutical industry was another contributing factor.

On the other hand, companies owned in the basic material industries, particularly metals and mining stocks, were extremely strong in the reporting period. Allegheny Technologies, a company that produces specialty metals such as stainless steel, was an excellent performer in the Fund.

The Fund’s position in NuCor Steel also added nicely to performance. Telecommunication services, although a small part of the Fund, also provided very attractive returns, due primarily to strength in the wireless services industry. Two of the strongest performers in this segment of the Fund,

SBAC Communications and Crown Castle International, operate and lease towers for wireless communications. The Fund’s exposure to this industry, as well as the performance of our holdings in this segment, aided overall Fund results.

What is your outlook?

The consumer has been a key factor in maintaining economic momentum through the current economic cycle. We believe it will be difficult for consumers to sustain above-trend spending and growth as the economic cycle matures. An economic wildcard will be the impact of the anticipated weakness in the housing sector. As such, we have reduced our exposure to those industries and companies that could be seriously affected by an impaired consumer or from the housing recession. We have taken profits in several retail and restaurant stocks. We have an underweighted stance in financial stocks that may suffer adverse effects from impaired consumer credit.

We have also taken profits in many industrial names, as we believe the slowdown anticipated in the consumer sector will ultimately manifest itself in reduced demand for other

Top 10 Holdings
(% of Portfolio)

Praxair, Inc.	1.0%
Precision Castparts Corporation	1.0%
Adobe Systems, Inc.	0.9%
Monster Worldwide, Inc.	0.8%
International Game Technology	0.8%
Gen-Probe, Inc.	0.8%
Cameron International Corporation	0.8%
St. Jude Medical, Inc.	0.8%
NII Holdings, Inc.	0.8%
KLA-Tencor Corporation	0.8%

These common stocks represent 8.5% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

goods. We continue to favor technology names that have growth drivers that will be less affected by a slowdown in the economy. A key theme in the Fund is the continued increase in Web traffic and the resulting build-out of the Internet that must take place to service that traffic. We also continue to favor technology companies that provide productivity-enhancing goods and services to companies.

Over the last six months, we have refined our investment process to reduce the breadth of Fund’s holdings and focus the Fund’s resources on those investments that have strong business fundamentals and a sound plan for continuing to deliver above-average operating results. We believe those adjustments are consistent with your objectives of realizing the full potential of the opportunities offered by mid-cap growth companies.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBMGX	LUGBX	LBMIX
Transfer Agent ID	058	358	458
Net Assets	$264,605,392	$26,417,246	$32,279,496
NAV	$16.17	$14.96	$17.24
NAV — High†	4/20/2006 — $17.12	4/20/2006 — $15.93	4/20/206 — $18.18
NAV — Low†	7/21/2006 — $14.45	7/21/2006 — $13.40	7/21/2006 — $15.37
Number of Holdings: 170		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	5/30/1997

without sales charge	10.83%	7.18%	8.13%
with sales charge	4.73%	5.97%	7.48%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	9.68%	6.23%	6.75%
with sales charge	5.68%	6.23%	6.75%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	11.66%	8.14%	7.95%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell MidCap Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell MidCap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values, within the Russell Midcap Index. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Partner Mid Cap Value Fund earned a total return of 17.19% as compared to the median return to its peer group, the Lipper Inc. Mid Cap Value Funds, of 17.06% . The Fund’s market benchmark, the Russell MidCap Value Index, earned a total return of 20.51% .

What factors affected the Fund’s performance?

Thrivent Partner Mid Cap Value Fund results were moderately less than the benchmark Index. The key limiting factors causing the difference in returns were an overexposure to the energy sector, stock selection in the health care segment and modest holdings in cash for liquidity and transaction purposes. Stocks owned in the consumer staples and financial sectors performed well but were not held in sufficient quantities to fully offset the factors listed above.

We had an emphasis in the Fund on stocks in the energy group, particularly industries and companies sensitive to the dynamics of the natural gas markets, such as Noble Energy and Range Resources. This segment came under pressure, as natural gas prices declined in the face of increasing supplies from stepped-up exploration. Additionally, demand moderated due to unusually warm weather in last winter’s heating season and a reduction in industrial demand for natural gas as a chemical feedstock. We remain confident in our long-term view of improving North American natural gas fundamentals. Our investments are centered on companies with a mix of low-cost structures, quality assets and disciplined management teams. Managed care companies in the health care sector, such as Coventry Healthcare and Health Net Inc. provided disappointing returns during the period, as did our holdings in the health care equipment companies Charles River Laboratories and PerkinElmer, Inc.

In the consumer staples sector, we realized good returns from our holdings in Safeway Inc. and Reynolds American Inc. and in the agricultural area with Archer Daniels Midland Inc., a primary beneficiary of investor interest in alternative fuel producers. Stock selection in the financial sector contributed to returns with holdings in insurance stocks like Assurant, Inc. and Bear Stearns in the investment banking industry and Apartment Investment and Management Co., a real estate investment trust specializing in apartment properties, all providing competitive returns.

Top 10 Holdings
(% of Portfolio)

Entergy Corporation	2.4%
Range Resources Corporation	2.3%
J.C. Penney Company, Inc.
(Holding Company)	2.2%
Equity Office Properties Trust	2.0%
Ambac Financial Group, Inc.	1.9%
PG&E Corporation	1.8%
Ultra Petroleum Corporation	1.7%
Edison International, Inc.	1.7%
EOG Resources, Inc.	1.7%
PPL Corporation	1.7%

These common stocks represent 19.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

As we near the end of 2006, we remain firmly committed to our quality-focused investment style. We continue to think that management teams will experience varying degrees of success as they attempt to contain rising commodity, regulatory and operating costs. As such, security selection, as opposed to a thematic approach, is likely to be a critical differentiating factor for performance success. The merger and acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. Over time, we believe our strict attention to fundamental analysis and disciplined valuation will serve our shareholders well, despite short-term swings in market trends.

		Portfolio Facts
		As of October 31, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$7,580,825	$23,871,880
NAV	$11.83	$11.87
NAV — High†	10/26/2006 — $11.93	10/26/2006 — $11.97
NAV — Low†	11/1/2005 — $10.11	11/1/2005 — $10.12
Number of Holdings: 94		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	17.19%	13.69%
with sales charge	10.74%	9.00%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	17.65%	14.11%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell MidCap Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell MidCap Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell MidCap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Mid Cap Stock Fund earned a total return of 15.37% as compared to the median return to its peer group, the Lipper Inc. Mid Cap Core Funds, of 14.06% . The Fund’s previous market benchmark, the S&P MidCap 400 Index, returned 13.42%, and the current benchmark, the Russell MidCap Index, earned a total return of 17.41% . Because the Russell MidCap Index is more representative of the companies in which the Fund invests, it will be used to compare performance in the future.

What factors affected the Fund’s performance?

Thrivent Mid Cap Stock Fund delivered excellent returns during the year ending Oct. 31, 2006. Stock selection was the key differentiating factor in the Fund’s strong performance, with particularly good results achieved by our holdings in the energy, industrial and consumer discretionary sectors. Sector and industry allocation decisions across the energy segment also contributed positively to overall Fund results. Within the energy segment of the Fund, investments in exploration and production companies provided the largest contribution to performance.

Stock selection within the industrial sector contributed significantly to the Fund’s returns. Investments in Manitowoc Company and Oshkosh Truck Corporation provided a significant increment, as these firms benefited from increased global construction spending and growing domestic defense expenditures for new and replacement equipment.

In the consumer discretionary sector, good returns were achieved by investments in the media and hotel, restaurant and leisure industries. Outperformance was broad-based across these industries. Returns to our holdings in the media group were strong, as investors were drawn to the attractive valuations and improved operating performance after many years of sub-par results. Investments in companies within the hotel, restaurant and leisure segments, as well as suppliers to those segments, also aided Fund returns. The hotel industry benefited from high operating rates and strong pricing, and our holdings in companies such as Hilton Hotels Corp., Harrahs Entertainment Inc. and Wynn Resorts Ltd. were lifted, as this translated into good earnings performance.

Two sectors detracting from performance were information technology and consumer staples. Stock selection in the software industry was the main reason for underperfor-mance in information technology. Disappointing execution of the business model from Wind River Systems Inc. and increasing competition for Novell Inc. and Red Hat Inc., combined with poor operating performance, resulted in signifi-cant stock price declines. Finally, poor performance in the Fund’s holdings in food products companies like Bunge Ltd. was behind the shortfall in the consumer staples sector.

Top 10 Holdings
(% of Portfolio)

Owens-Illinois, Inc.	1.7%
HCC Insurance Holdings, Inc.	1.5%
Pactiv Corporation	1.5%
Lubrizol Corporation	1.4%
Ball Corporation	1.4%
Hershey Company	1.3%
Clorox Company	1.3%
Crown Holdings, Inc.	1.3%
Harman International Industries, Inc.	1.3%
Bemis Company, Inc.	1.3%

These common stocks represent 14.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The Fund is currently underweighted in industries that are highly dependent on continued strong economic growth and/or a strong pricing environment. We believe policymakers will continue to act in a manner to slow the economy to bring inflation down to their long-term target, and that environment is not favorable for more cyclical industries. Specifically, energy remains the Fund’s largest underweighted sector, as excess inventories are expected to limit further significant price increases and increasing production capacity is coming online (new drilling rigs). This particularly affects companies in the exploration industry, as it will result in lower day rates. The declining day rates will result in lower earnings versus expectations, ultimately affecting stock prices. Offsetting the energy underweighting is the Fund’s overweighting in the materials sector. This overweighted position is concentrated in packaging and specialty chemicals, which are historically defensive, non-cyclical industries. The Fund is also overweighted in the semiconductor industry. Capital spending has been restrained in the sector, and this should lead to improved operating rates and better earnings for a group with strong balance sheets selling at attractive valuations.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASCX	BBSCX	TMSIX
Transfer Agent ID	021	083	051
Net Assets	$976,253,499	$18,568,911	$116,416,983
NAV	$18.61	$16.39	$19.60
NAV — High†	12/14/2005 — $19.21	12/14/2005 — $17.28	12/14/2005 — $20.06
NAV — Low†	7/21/2005 — $16.96	7/21/2005 — $14.80	7/21/2005 — $17.62
Number of Holdings: 166		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	15.37%	12.20%	9.33%
with sales charge	9.02%	10.95%	8.71%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	14.15%	10.96%	8.39%
with sales charge	10.15%	10.96%	8.39%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	15.90%	12.81%	9.03%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index, the Russell MidCap Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Russell MidCap Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Russell MidCap Index serves as a better reflection of the Fund’s current strategy than does the S&P MidCap 400 Index.

****The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Mid Cap Index Fund earned a total return of 12.37% as compared to the median return to its peer group, the Lipper Inc. Mid Cap Core Funds, of 14.06% . The Fund’s market benchmark, the S&P MidCap 400 Index, earned a total return of 13.42% .

What factors affected the Fund’s performance?

The Fund is managed using a process to best reflect its benchmark Index, the S&P MidCap 400. The only changes made to holdings in the Fund are done to reconcile alterations in the composition of the Index or as a result of cash flows in or out of the Fund. As typically occurs with an index fund, the difference in performance between the benchmark index and the fund itself is largely attributed to expenses and minor differences in fund composition.

Mid-cap companies as reflected in the S&P 400 Index achieved a solid return for the recent fiscal year, but results were moderately below that of the large- and small-cap companies. Mid-cap telecommunication services and information technology companies were leading contributors within this segment. By contrast, energy stocks in the mid-cap group performed significantly below that of large- and small-cap energy companies, reflecting greater exposure to the natural gas prices and the volatility of the exploration and equipment segments of the industry. Also within the mid-cap group, the consumer discretionary sector did not achieve the levels of results seen in the large-cap group, owing to less exposure to the strong performance in media stocks and greater exposure to the weakening housing sector.

What is your outlook?

The Fund will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Top 10 Holdings
(% of Portfolio)

Peabody Energy Corporation	0.8%
Cognizant Technology Solutions
Corporation	0.7%
Expeditors International of
Washington, Inc.	0.7%
Precision Castparts Corporation	0.6%
Noble Energy, Inc.	0.6%
ENSCO International, Inc.	0.5%
C.H. Robinson Worldwide, Inc.	0.5%
Varian Medical Systems, Inc.	0.5%
Microchip Technology, Inc.	0.5%
Lam Research Corporation	0.5%

These common stocks represent 5.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

For the first time since early 2000, mid-cap stocks have underperformed their large-cap counterparts. Collectively, this group tends to offer more leveraged exposure to changes in economic growth, hence, the strong performance over the last few years. With a moderation in economic growth appearing to unfold, and particular weakness in segments like housing and related industries, such as furniture and construction equipment, this group may not experience the return premiums it has over the last few years. Attractive opportunities remain in this segment, but our estimate is that returns will be more in line with long-term averages.

Portfolio Facts
As of October 31, 2006
A Share
—————————
Ticker	AAMIX
Transfer Agent ID	030
Net Assets	$61,561,723
NAV	$14.47
NAV — High†	5/8/2006 — $15.05
NAV — Low†	7/21/2006 — $13.13
Number of Holdings: 403	† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	12.37%	11.83%	7.54%
with sales charge	6.20%	10.56%	6.58%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Mid Cap Index Fund-I earned a total return of 12.68% as compared to the median return to its peer group, the Lipper Inc. Mid Cap Core Funds, of 14.06% . The Fund’s market benchmark, the S&P MidCap 400 Index, earned a total return of 13.42% .

What factors affected the Fund’s performance?

The Fund is managed using a process to best reflect its benchmark Index, the S&P MidCap 400. The only changes made to holdings in the Fund are done to reconcile alterations in the composition of the Index or as a result of cash flows in or out of the Fund. As typically occurs with an index fund, the difference in performance between the benchmark index and the fund itself is largely attributed to expenses and minor differences in fund composition.

Mid-cap companies as reflected in the S&P 400 Index achieved a solid return for the recent fiscal year, but results were moderately below that of the large- and small-cap companies. Mid-cap telecommunication services and information technology companies were leading contributors within this segment. By contrast, energy stocks in the mid-cap group performed significantly below that of large- and small-cap energy companies, reflecting greater exposure to the natural gas prices and the volatility of the exploration and equipment segments of the industry. Also within the mid-cap group, the consumer discretionary sector did not achieve the levels of results seen in the large-cap group, owing to less exposure to the strong performance in media stocks and greater exposure to the weakening housing sector.

What is your outlook?

The Fund will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Top 10 Holdings
(% of Portfolio)

Peabody Energy Corporation	0.8%
Cognizant Technology Solutions
Corporation	0.7%
Expeditors International of
Washington, Inc.	0.7%
Precision Castparts Corporation	0.6%
Noble Energy, Inc.	0.6%
ENSCO International, Inc.	0.5%
C.H. Robinson Worldwide, Inc.	0.5%
Questar Corporation	0.5%
Lam Research Corporation	0.5%
Varian Medical Systems, Inc.	0.5%

These common stocks represent 5.9% of the total
investment portfolio

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

For the first time since early 2000, mid-cap stocks have underperformed their large-cap counterparts. Collectively, this group tends to offer more leveraged exposure to changes in economic growth, hence, the strong performance over the last few years. With a moderation in economic growth appearing to unfold, and particular weakness in segments like housing and related industries, such as furniture and construction equipment, this group may not experience the return premiums it has over the last few years. Attractive opportunities remain in this segment, but our estimate is that returns will be more in line with long-term averages.

Portfolio Facts
As of October 31, 2006
Institutional Share
—————————
Ticker	AALMX
Transfer Agent ID	097
Net Assets	$22,625,817
NAV	$13.99
NAV — High†	5/8/2006 — $14.51
NAV — Low†	7/21/2006 — $12.68
Number of Holdings: 403	† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

Net Asset Value	12.68%	12.38%	9.33%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Partner International Stock Fund earned a total return of 23.63% as compared to the median return to its peer group, the Lipper Inc. International Large Cap Core Funds, of 25.69% . The Fund’s market benchmark, the MSCI Europe, Australasia and Far East (EAFE) Index, earned a total return of 28.04% .

What factors affected the Fund’s performance?

Thrivent Partner International Stock Fund achieved good absolute returns, as well as providing an attractive return versus most domestic equity indices over the reporting period, but it did not participate fully in the strong advance achieved by the international Index. The primary factor constraining the Fund’s return was sub-par returns from the segment of the Fund managed in the growth style, with most of the performance shortfall from that allocation occurring in the first six months of 2006.

Country allocations and stock selection were both factors in limiting the return to the growth segment of the Fund. Over the course of the reporting period, the growth component of the Fund maintained an overweighted position in the Japanese stock market, and that market underperformed the EAFE benchmark. As a corollary, the account was underweighted in the better performing markets in Western Europe. Additionally, the account’s holdings in Japanese banks and consumer finance companies did not perform well, as investors began to discount an increased likelihood of interest rate increases in the face of more sustained growth on the part of the Japanese economy. An exposure to financial companies in other countries was also a factor in limiting the Fund’s advance.

Counterbalancing some of the previously indicated shortfalls were good results achieved in the valuation-based segments of the accounts, with good returns to energy-related shares like Saipem and Keppel. Capital goods companies Atlas Copco and Schneider also performed well, in expectation of an improving economic backdrop and increases in corporate spending. European retailers were another contributing group for the valuation segment of the account, with good returns realized in Marks and Spencer, Metro and Carrefour. Pharmaceutical companies performed well, as investors sought more defensive positions in companies like Takeda in Japan and Glaxo from the UK. Increased takeover activity also aided the Fund in Europe, as private equity capital sought to be placed advantageously, lifting our holding in companies like Iberdrola in the Spanish utility sector.

Top 10 Countries
(% of Portfolio)

Japan	22.0%
United Kingdom	15.8%
France	8.4%
Switzerland	8.0%
Spain	6.3%
Italy	6.0%
Germany	5.4%
Singapore	3.0%
Sweden	2.7%
Netherlands	2.3%

These common stocks represent 79.9% of the total
investment portfolio.

*International investing has special risks including currency fluctuation and political volatility.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.
The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Central banks are struggling to determine the level of interest rates that will allow a continuation of economic growth while keeping inflation at bay. We expect confirmation in the next year that inflation and the global interest rate tightening cycle have peaked, presenting a reasonable environment for international investing. In addition, we believe a weaker dollar will enhance returns on overseas markets for U.S. investors over the medium- and long-term.

We believe risk spreads widen in this environment. Strong corporate balance sheets and plentiful liquidity from private equity funds should help create a floor for asset values despite the more uncertain macro environment. Our valuation work has led us to invest in high-quality companies. Investors should once again recognize the benefits of strong balance sheets, healthy profit margins, good growth prospects and attractive valuations in a more uncertain period.

Emerging market shares have rebounded strongly from their recent correction, and their economies continue to offer attractive growth prospects. However, we currently favor developed markets over emerging markets based on relative valuations after a sustained period of outperformance by emerging market shares.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAITX	BBITX	TISFX
Transfer Agent ID	023	084	093
Net Assets	$337,514,761	$14,429,151	$204,229,234
NAV	$12.94	$12.43	$13.19
NAV — High†	5/9/2006 — $13.20	5/9/2006 — $12.76	5/9/2006 — $13.42
NAV — Low†	11/16/2005 — $10.60	11/16/2005 — $10.19	11/16/2005 — $10.81
Number of Holdings: 169		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	23.63%	10.41%	5.13%
with sales charge	16.78%	9.16%	4.53%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	22.34%	9.37%	4.43%
with sales charge	18.34%	9.37%	4.43%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	24.40%	11.35%	5.61%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month
period ended Oct. 31, 2006?

Thrivent Large Cap Growth Fund earned a total return of 8.46% as compared to the median return to its peer group, the Lipper Inc. Large Cap Growth Funds, of 7.61% . The Fund’s market benchmark, the Russell 1000 Growth Index, earned a total return of 10.84% .

What factors affected the Fund’s performance?

Large-cap growth stocks, while posting positive returns, did not provide the higher levels of returns achieved in the value- and smaller-cap indices. The traditional key large-cap growth sectors, health care and information technology, did not achieve the results seen in the more cyclically sensitive industrials and materials segments. Strong earnings and price momentum was more evident in cyclical industries, and the performance over the last twelve months highlighted the continued shift away from the more customary beneficiaries of large-cap growth investing.

Looking at a sector-based analysis, the majority of our performance versus the benchmark was achieved in the finan-cials, materials and telecommunication services sectors. Within the financial services sector, our performance within the investment banking subsector contributed the most performance, highlighted by our ownership of stocks such as Goldman Sachs and Merrill Lynch. Stock selection also drove performance in the materials sectors, with overweighted positions in Monsanto and Newmont Mining. Both sector allocation and security selection equally contributed to performance in telecommunications services, where our bullish stance on emerging wireless markets was rewarded with positions in America Movil and NII Holdings.

Two sectors detracting the most from performance for the year were health care and information technology. In health care, the pharmaceutical and medical technology subsec-tors both underperformed, primarily due to stock selection. A representative holding that highlighted the slowdown in medical devices was St. Jude Medical, while increased generic drug competition was the factor for Teva Pharmaceuticals. In the technology sector, the communications equipment and systems software subsectors had the most negative impact on performance, highlighted by our lack of significant exposure to Microsoft, which performed well, and negative returns on ADC Telecommunications, which had execution issues during the year.

Top 10 Holdings
(% of Portfolio)

Google, Inc.	2.7%
Cisco Systems, Inc.	2.2%
Apple Computer, Inc.	1.8%
QUALCOMM, Inc.	1.6%
General Electric Company	1.6%
PepsiCo, Inc.	1.6%
Procter & Gamble Company	1.6%
Amgen, Inc.	1.6%
Goldman Sachs Group, Inc.	1.5%
Schlumberger, Ltd.	1.4%

These common stocks represent 17.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A slowing economy and relatively attractive valuations for many large-cap growth companies may provide relative outperformance for this asset class in the coming year. We will keep a close watch on potential inflationary pressures, such as energy costs and the actions of the Federal Reserve with regard to further interest rate changes, as it relates to our industry allocation. A large influx of private equity into the market via leveraged buy-outs, as well as merger and acquisition activity, shows the intrinsic value of equities and should help buoy the market. Currently, we believe the technology sector will provide superior returns and have a sizeable overweighted position that emphasizes software and communication equipment. The emerging telecommunication services companies continue to look attractive, and we maintain our overweighted position. With concerns regarding a slowing economy, we have underweighted our position in the consumer discretionary sector, highlighted by underexposure in household durables, autos and media-related companies.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAAGX	BBAGX	THLCX
Transfer Agent ID	027	077	060
Net Assets	$134,020,822	$12,057,865	$204,829,764
NAV	$5.31	$4.97	$5.65
NAV — High†	10/26/2006 — $5.37	1/11/2006 — $5.04	10/26/2006 — $5.71
NAV — Low†	7/21/2006 — $4.74	7/21/2006 — $4.45	6/13/2006 — $5.04
Number of Holdings: 186		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

without sales charge	8.46%	3.29%	(2.98%)
with sales charge	2.40%	2.13%	(3.76%)

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

without sales charge	7.11%	2.33%	(3.55%)
with sales charge	3.11%	2.33%	(3.55%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	9.21%	4.32%	(2.05%)

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 1000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those Russell 1000 Index companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Large Cap Value Fund earned a total return of 19.32% as compared to the median return to its peer group, the Lipper Inc. Large Cap Value Funds, of 17.90% . The Fund’s market benchmark, the Russell 1000 Value Index, earned a total return of 21.46% .

What factors affected the Fund’s performance?

The Fund was helped by performance from the industrials, energy, consumer staples, consumer discretionary and utilities sectors. In each of these sectors stock selection was the primary source of Fund performance. A modest liquidity position in the Fund accounted for most of the moderate return shortfall, versus the benchmark Index.

Highlights in the industrial sector included American Airlines, which was up over 100%, and construction equipment company Terex, which advanced more than 85%. The industrials sector was one of the strongest areas of the market during the period. The Fund has been, and continues to be, overweighted in this area. However, the weighting has come down and a number of positions have been sold, because peak operating performance was reflected in the share prices. Positions that were sold include Terex and Caterpillar.

Energy was another strong area of the market. Security selection in the oil and gas equipment and oil and gas exploration industries helped performance the most in this sector. Energy positions were cut back this summer, as the best-case scenario for these companies became reflected in share prices.

In the consumer staples sector Conagra-Food was the largest positive contributor. The position was purchased on the day the company cut the dividend and initiated a restructuring plan under new management. The share price subsequently appreciated in anticipation of a successful implementation of that program. While we agreed the new agenda was likely to take the company in the proper direction, we felt the improvement in share price reflected much of the opportunity, and the position was sold when there appeared to be limited further upside. In the consumer staples sector, it’s what we didn’t own that had the largest benefit on the Fund’s performance. The housing industry sector was one of the weakest areas of the market during the period.

Areas that hurt performance included health care, telecommunications services, materials and financials. Stock selection was the primary source of poor performance in these areas. Not owning Merck, a stock that experienced a surge in price, in spite of ongoing product liability issues and

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.2%
J.P. Morgan Chase & Company	2.9%
Citigroup, Inc.	2.5%
Pfizer, Inc.	2.3%
Bank of America Corporation	2.3%
International Business Machines Corporation	2.2%
Altria Group, Inc.	2.1%
Chevron Corporation	2.0%
Verizon Communications, Inc.	1.7%
AT&T, Inc.	1.7%

These common stocks represent 22.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

meaningful exposure to generic product competition, hurt the Fund in the health care sector. Not owning steel stocks hurt the Fund in materials. In the financial sector, an underweighted stance in the real estate investment trust (REIT) industry was a negative.

What is your outlook?

Our focus is on investing in good companies that are undervalued versus their long-term normal earnings power and growth potential. We are finding value in selected technology and industrial companies, and to a lesser degree in market-sensitive financials other than brokers. In addition, certain pharmaceutical companies remain attractive.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAUTX	BBEIX	TLVIX
Transfer Agent ID	022	072	092
Net Assets	$332,110,822	$14,478,335	$163,911,565
NAV	$16.85	$16.57	$16.98
NAV — High†	10/26/2006 — $17.01	10/26/2006 — $16.73	10/26/2006 — $17.14
NAV — Low†	11/1/2005 — $14.45	11/1/2005 — $14.21	11/1/2005 — $14.56
Number of Holdings: 108		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

without sales charge	19.32%	7.79%	3.81%
with sales charge	12.78%	6.58%	2.98%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

without sales charge	17.96%	6.78%	3.23%
with sales charge	13.96%	6.78%	3.23%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	19.92%	8.56%	4.55%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Large Cap Stock Fund earned a total return of 12.18% as compared to the median return to its peer group, the Lipper Large Inc. Cap Core Funds, of 14.36% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 16.35% .

What factors affected the Fund’s performance?

The most significant factor limiting the Fund’s performance was stock selection in the health care sector. For a sector that traditionally provides reasonably consistent growth, 2006 was a year of major negative surprises for the group. The experience in pharmaceuticals was representative. An underweighting in Merck was a critical factor, as a longer-term concern about several of its largest drugs coming off of patent protection was more than offset by optimism about a near-term improvement in profitability and some new product introductions. Other company recovery stories in the sector were missed, and many of the companies that were held did not advance in line with the group. Other sources of sub-par performance included an overweighted stance in several managed care stocks that declined in price and poor stock selection in health care equipment, where the outlook for heart device stocks deteriorated quickly and unexpectedly.

A moderate position in cash reserves was held through most of the later part of the fiscal year in anticipation of a major slowdown in consumer spending and its anticipated negative effect on economic growth and corporate profits. This factor limited our advance in the face of unexpected strength in stocks late in the period. Consumer spending was anticipated to decline due to a falloff in confidence, as home values began to decline, coupled with a decrease in the mortgage equity withdrawals that had been used to support spending over the past several years.

A third area limiting performance was stock selection in the consumer discretionary sector. Examples include Harrah’s Entertainment, which was sold after announcing an earnings disappointment and a poor outlook as the result of a step-up in spending on property improvements. An overweighted position in Home Depot proved to be a poor decision, as a reasonably strong profit outlook and very cheap valuation were overcome by concerns over the impact of the slowdown in the home building industry. Some relative performance was missed, due to a lack of a position in News Corporation early in the year.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.6%
General Electric Company	2.9%
Bank of America Corporation	2.1%
Citigroup, Inc.	1.9%
Microsoft Corporation	1.9%
Procter & Gamble Company	1.7%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.5%
J.P. Morgan Chase & Company	1.4%
Cisco Systems, Inc.	1.4%

These common stocks represent 19.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A moderate cash position is being held in the Fund, as the outlook for the consumer continues to be uncertain, and we expect the market to retrace some of its recent advance and provide better opportunities to invest. Sector bets are small, as no sector appears to be inappropriately priced in a meaningful way, with the possible exceptions of several retail industries and select technology groups that may have run up too far in the recent rally. Stock selection is favoring higher-quality companies and companies that have a history of strong dividend growth, two factors that have worked well recently and should continue to do so in an economic environment where the prospects for near-term growth are relatively uncertain. Stock selection also has a bias toward higher-growth companies, particularly ones that have fairly consistent growth, regardless of the economic environment. Higher-growth companies appear to have better valuations relative to value names after an extended period of outperformance by value stock over the past several years.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALGX	BBLGX	IILGX
Transfer Agent ID	017	067	090
Net Assets	$3,107,248,432	$68,988,835	$245,682,085
NAV	$28.61	$26.40	$28.84
NAV — High†	10/26/2006 — $28.87	10/26/2006 — $26.64	10/26/2006 — $29.10
NAV — Low†	6/13/2005 — $25.72	6/13/2005 — $23.81	6/13/2005 — $25.88
Number of Holdings: 198		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	12.18%	4.49%	8.12%
with sales charge	6.01%	3.31%	7.51%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	11.23%	3.44%	6.97%
with sales charge	7.23%	3.44%	6.97%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	12.72%	4.97%	5.70%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Large Cap Index Fund earned a total return of 15.56% as compared to the median return to its peer group, the Lipper Inc. S&P 500 Index Objective Funds, of 15.86% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 16.35% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the fund itself can largely be attributed to expenses and minor differences in fund composition related to cash flow investing.

Large-company stocks modestly outperformed mid- and small-cap companies over the reporting period. Within the large-cap segments, the telecommunication services, materials, and financial and energy sectors provided the best returns. The information technology, health care and consumer staples sectors achieved positive returns, but their segment returns were less than that of the S&P 500 Index over the fiscal year.

Large-cap performance was largely a function of better returns in the second six months of the period. A disturbing level of speculation was evident in the first half, with unusually high returns achieved in commodity-related companies in the energy, industrial and precious metal sectors. This was particularly evident in the mid- and small-cap segments of the market, as those groups tended to be more leveraged to higher prices for commodities. In the spring, policymakers across both industrialized and emerging countries indicated a more active approach to bringing inflation risk under control, primarily by raising interest rates and moderating economic growth. This caused investors to reevaluate their preferences for risk and led to improved results for the large-capitalization, higher-quality segments of the market in the second half of the period.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.2%
General Electric Company	2.8%
Microsoft Corporation	1.9%
Citigroup, Inc.	1.9%
Bank of America Corporation	1.9%
Procter & Gamble Company	1.5%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.5%
American International Group, Inc.	1.3%
Altria Group, Inc.	1.3%

These common stocks represent 18.8% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

There is an attempt on the part of policymakers to slow economic growth and lower inflationary risks that appear to be taking root in the economy. With that shift in policy, economic and market risks increase, as the opportunity for policy errors is not insignificant. We believe the economy will respond and growth will moderate, allowing inflation risk to subside. This would provide a constructive environment for financial assets in general and common stocks in particular.

Large-cap companies, while providing attractive returns over the last few years, have not provided the levels of results achieved in the small- and mid-cap segments of the equity market, in spite of very impressive operating performance and earnings growth. We believe that returns to this segment are likely to be more in line with their counterparts, as investors consider the attractive valuations in this group, along with the higher level of operating stability and seasoned business models. It appears that the largest companies may be best positioned from a valuation perspective, and with the increased risk evident in the current policy environment, provide a relatively attractive combination of opportunity and stability.

Portfolio Facts
As of October 31, 2006
A Share
—————————
Ticker	AALCX
Transfer Agent ID	031
Net Assets	$92,328,231
NAV	$9.52
NAV — High†	10/26/2006 — $9.60
NAV — Low†	11/1/2005 — $8.32
Number of Holdings: 503	† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	15.56%	6.62%	(0.12%)
with sales charge	9.15%	5.42%	(1.01%)

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Large Cap Index Fund-I earned a total return of 15.69% as compared to the median return to its peer group, the Lipper Inc. S&P 500 Index Objective Funds, of 15.86% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 16.35% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the fund itself can largely be attributed to expenses and minor differences in fund composition related to cash flow investing.

Large-company stocks modestly outperformed mid- and small-cap companies over the reporting period. Within the large-cap segments, the telecommunication services, materials, and financial and energy sectors provided the best returns. The information technology, health care and consumer staples sectors achieved positive returns, but their segment returns were less than that of the S&P 500 Index over the fiscal year.

Large-cap performance was largely a function of better returns in the second six months of the period. A disturbing level of speculation was evident in the first half, with unusually high returns achieved in commodity-related companies in the energy, industrial and precious metal sectors. This was particularly evident in the mid- and small-cap segments of the market, as those groups tended to be more leveraged to higher prices for commodities. In the spring, policymakers across both industrialized and emerging countries indicated a more active approach to bringing inflation risk under control, primarily by raising interest rates and moderating economic growth. This caused investors to reevaluate their preferences for risk and led to improved results for the large-capitalization, higher-quality segments of the market in the second half of the period.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.0%
General Electric Company	2.6%
Citigroup, Inc.	1.8%
Microsoft Corporation	1.8%
Bank of America Corporation	1.8%
Procter & Gamble Company	1.4%
Johnson & Johnson	1.4%
Pfizer, Inc.	1.4%
American International Group, Inc.	1.2%
Altria Group, Inc.	1.2%

These common stocks represent 17.6% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

There is an attempt on the part of policymakers to slow economic growth and lower inflationary risks that appear to be taking root in the economy. With that shift in policy, economic and market risks increase, as the opportunity for policy errors is not insignificant. We believe the economy will respond and growth will moderate, allowing inflation risk to subside. This would provide a constructive environment for financial assets in general and common stocks in particular.

Large-cap companies, while providing attractive returns over the last few years, have not provided the levels of results achieved in the small- and mid-cap segments of the equity market, in spite of very impressive operating performance and earnings growth. We believe that returns to this segment are likely to be more in line with their counterparts, as investors consider the attractive valuations in this group, along with the higher level of operating stability and seasoned business models. It appears that the largest companies may be best positioned from a valuation perspective, and with the increased risk evident in the current policy environment, provide a relatively attractive combination of opportunity and stability.

Portfolio Facts
As of October 31, 2006
Institutional Share
—————————
Ticker	IILCX
Transfer Agent ID	096
Net Assets	$32,578,119
NAV	$9.46
NAV — High†	10/26/2006 — $9.53
NAV — Low†	11/1/2005 — $8.26
Number of Holdings: 503	† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

Net Asset Value	15.69%	6.81%	0.31%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures THRIVENT MUTUAL FUNDS 625 Fourth Avenue South Minneapolis, MN 55415 December 29, 2006 Securities and Exchange Commission Branch of Document Control Room 1004 450 Fifth Street, N.W. Washington, DC 20549 RE: Thrivent Mutual Funds Annual Report on Form N-SAR 1940 Act File No. 811-5075 Dear Sir or Madam: On behalf of Thrivent Mutual Funds (the "Registrant"), enclosed herewith for filing via the EDGAR system of electronic filing is the Registrant's annual report on Form N-SAR for the Registrant's fiscal period ended October 31, 2006, including the report on internal control by Independent Public Accountants (Item 77.B.), the results of special shareholder meetings (Item 77.C.), as well as transactions effected pursuant to Rule 10f-3 (Item 77.O.). If you have any questions, please feel free to contact me at (612) 340-4249. Sincerely yours, /s/ David S. Royal David S. Royal Secretary Enclosures " border=0>

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Balanced Fund gained 10.97% during the annual reporting period. The Fund’s equity and fixed income benchmarks, the S&P Supercomposite 1500 Index and the Lehman Brothers Aggregate Bond Index, advanced 16.16% and 5.19% for the period, respectively.

What factors affected the Fund’s performance?

In a bond market environment characterized by low volatility, relatively low returns and tight credit spreads, it was dif-ficult to find opportunities for the Fund. We focused our efforts on taking an appropriate amount of risk to gain some incremental yield in the bond portfolio. The corporate bond segment, particularly high-yield, was the best-performing area of the market. Mortgage-backed securities also performed well, led by commercial mortgage-backed securities (CMBS). Our bond portfolio was able to outpace the Lehman Index because of its overweighted position in high-yield bonds and CMBS.

In the equity portfolio, several of our retail holdings aided performance as U.S. consumer spending continued to be strong. In particular, GameStop, Kohl’s, Coldwater Creek and The Children’s Place added to the Fund’s return. Three industrial holdings contributed positively to performance as well. These included Manitowoc, the largest crane producer in the world; Rockwell Automation, a producer of equipment to help automate businesses; and Harley-Davidson. In technology, a number of software and Internet-related holdings performed well, including Google, BEA Software, Cisco Systems and Symbol Technologies.

On the negative side, holdings in the health care sector hindered the Fund’s equity returns. We did not own large-capitalization pharmaceutical companies due to our pessimism surrounding a number of issues. These stocks performed quite well during the period. Conversely, our Fund was overweighted in medical device stocks like St. Jude Medical and Medtronic. Product issues and slow market growth in the industry hampered these holdings’ results during the period. Also, concerns about sales and inventories in the personal computing market dragged down several of our technology holdings including Intel and Texas Instruments. Finally, the Fund’s returns were negatively affected by our reluctance to chase momentum-driven metal stocks.

What is your outlook?

Our outlook calls for continued U.S. economic growth; however, it will most likely be at a slower pace than we experienced in 2006. We believe the Federal Reserve is likely done with its recent two-year tightening campaign. However, with inflation figures still at elevated levels, we don’t foresee

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	8.5%
U.S. Treasury Notes	4.5%
Exxon Mobil Corporation	1.3%
Bank of America Corporation	1.1%
Apple Computer, Inc.	0.9%
Citigroup, Inc.	0.9%
Cisco Systems, Inc.	0.8%
Altria Group, Inc.	0.8%
Wachovia Bank Commercial
Mortgage Trust	0.7%
Wells Fargo & Company	0.6%

These common stocks and long-term fixed income
securities represent 20.1% of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

any rate cuts in the near future. In the fixed income market, we anticipate that the yield curve will remain flat with little difference between rates for shorter- and longer-term securities. Because it is currently not beneficial to take on more risk by owning longer-term bonds, we plan on maintaining a shorter duration in the Fund. We have moved to a lower-than-Index weighting in high-yield corporate bonds based on their valuations. Also, we are continuing to increase the Fund’s CMBS weighting. Finally, after a period of poor performance, we believe Treasury Inflation Protected Securities (TIPS) are attractive.

On the equity side, we anticipate a continued positive backdrop for stocks. We believe corporate earnings will be slower than the phenomenal pace set in 2006, but still favorable. Our outlook for industrial stocks is cautious, based on their outperformance over the past year and the outlook for a somewhat slower economic environment. We are also notably more guarded about the retail industry as we anticipate a slowdown in consumer spending. However, we are favoring technology companies in areas such as open source software solutions, network infrastructure, semi-conductors, and web-based solution providers. We are maintaining our overweighted position in biotechnology and medical devices and are continuing to avoid large-cap pharmaceutical stocks.

	Portfolio Facts
	As of October 31, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AABFX	BBBFX	IBBFX
Transfer Agent ID	026	085	056
Net Assets	$251,623,387	$10,036,849	$86,303,636
NAV	$12.95	$12.89	$12.93
NAV — High†	10/26/2006 — $13.00	10/26/2006 — $12.95	10/26/2006 — $12.99
NAV — Low†	7/17/2006 — $11.99	6/13/2006 — $11.93	7/17/2006 — $11.98
Number of Holdings: 451		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	12/29/1997

without sales charge	10.97%	5.01%	5.55%
with sales charge	4.86%	3.83%	4.88%

			From
			Inception
Class B1	1-Year	5 Years	12/29/1997

without sales charge	9.83%	4.07%	5.02%
with sales charge	5.83%	4.07%	5.02%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	11.41%	5.49%	5.96%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P Supercomposite 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

For the 12-month period under review, Thrivent High Yield Fund returned 8.96%, in line with its peer group, the Lipper Inc. High Current Yield Funds category, which returned 9.08% . The Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, returned 10.31% for the same time frame.

What factors affected the Fund’s performance?

The fact that we held less lower-quality and distressed credits both hurt and helped us over the course of the fiscal year. When the period began, strong economic growth, increased appetite for risk among investors and low default rates helped fuel investors’ quest for yield, thereby propelling the lowest-quality, high-yield bonds to outperform. As such, our decision to take an underweighted position in the lowest-rated high-yield credits — CCC-rated and distressed/defaulted credits —detracted from the Fund’s performance over the first half of the period and held back fiscal-year returns for the Fund, relative to the Index.

In May, however, when conditions shifted, the very same defensive positioning that hurt us in the first half of the period substantially added to performance through the rest of the period. A general sense among investors that high-yield valuations had become richly valued, along with growing concerns about a slowdown in economic growth caused yields in the high-yield segment to back up considerably, thereby compressing bond prices. As investors became less comfortable with risk, the lowest-quality credits suffered, and as such, our relative underweighting in this area added to our returns versus the Index.

Another positive contributor to performance was our decision to reduce our previous emphasis, or overweighting, in energy-related names to an underweighted position. Based on our belief that many energy credits had peaked in value and offered minimal room for further appreciation, we sold off many of our energy holdings, enabling us to reap formidable gains for the Fund. Likewise, trimming our exposure to gaming-related bonds, which performed well in the first half of the period, helped us reap profits for the Fund and add to its total return for the year.

On the negative side, our underweighted stance in auto-related bonds, which performed strongly in the first half of the period, detracted from returns through May versus the Index. In addition, like most of our peers, in order to remain sufficiently diversified, we typically don’t invest more than

Top 10 Holdings by Issuer
(% of Portfolio)

General Motors Acceptance Corporation	2.3%
International Telecom Satellite	2.0%
R.H. Donnelley Corporation	1.7%
Qwest Corporation	1.5%
Williams Companies, Inc.	1.4%
CCH I, LLC	1.4%
NRG Energy, Inc.	1.1%
Qwest Communications International	1.1%
Ford Motor Credit Company	1.0%
Lyondell Chemical Company	1.0%

These long-term fixed income securities represent 14.5%
of the total investment portfolio.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Major Market Sectors and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

2% to 3% of the Fund’s assets in a single issue. Since both GM and Ford each represent more than 5% of the Lehman Index and outperformed strongly during the first half of the period, we (like most other high-yield funds) lost ground versus the benchmark.

What is your outlook?

Our outlook for high-yield bonds is generally positive, given our expectations for only a mild slowdown in U.S. economic growth as opposed to an outright recession, which we believe is unlikely, given the strength of current economic fundamentals. The combination of steady but slower growth and continued low default rates should enable the high-yield market to deliver a total return in line with its coupon, while favoring the higher-quality tiers of the high-yield market. All in all, we are convinced that the Fund’s current composition and structure position it well for the macro environment we expect over the months ahead.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBHYX	LUHBX	LBHIX
Transfer Agent ID	073	373	473
Net Assets	$533,711,065	$16,500,810	$82,268,266
NAV	$5.08	$5.08	$5.09
NAV — High†	2/28/2006 — $5.09	2/28/2006 — $5.09	10/31/2006 — $5.09
NAV — Low†	6/26/2006 — $4.93	6/26/2006 — $4.93	6/26/2006 — $4.93
Number of Holdings: 258		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	8.96%	8.06%	3.71%
with sales charge	3.99%	7.06%	3.23%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	8.25%	7.20%	2.15%
with sales charge	4.25%	7.20%	2.15%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	9.63%	8.54%	2.95%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent  Diversified Income Plus Fund (formerly known as Thrivent High Yield Fund II) seeks to maximize income, while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities. All historical performance information on these pages prior to June 30, 2006 pertains to the predecessor Thrivent High Yield Fund II.

Prior to June 30, 2006, the Fund was named Thrivent High Yield Fund II and invested primarily (i.e., at least 80% of its net assets) in high-risk, high-yield bonds commonly referred to as “junk bonds.*” On June 30, 2006, the Fund adopted its current name and its current strategy, which includes the ability to invest in a more diversified portfolio of income-producing securities, such as dividend-producing equities, REIT stocks and other income-producing securities.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

For the 12-month period under review, Thrivent Diversified Income Plus Fund returned 11.77% . This compares with the Fund’s primary benchmarks, including the S&P 500 Dividend Aristocrats Index, which returned 19.18%; the Lehman Brothers Aggregate Bond Index, which returned 5.19%; and the Lehman Brothers U.S. Corporate High Yield Bond Index, which returned 10.31% for the same one-year time frame.

Since transitioning to its current investment strategy, in the three-month period ended Oct. 31, 2006, the Fund returned 5.81%, compared to the median of its peer group, the Lipper Inc. Mixed Asset Target Allocation Moderate Fund, which delivered 5.24% for the same three-month timeframe.

What factors affected the Fund’s performance?

In the equity portion, both a large relative allocation to real estate investment trust (REIT) equities and stock selection within that sector contributed to returns. This proved to be the best-performing element in the equity component for the period. REITs continued their surprisingly strong run due to robust demand from investors who value the favorable incremental dividend yield the sector typically provides.

Next, the equity component’s focus on traditionally high dividend-paying stocks issued by companies in the utilities and financial services sectors significantly supported performance. At the time of the Fund’s transition to its new mandate, the Federal Reserve had halted its series of interest rate increases. Since utilities and financial services stocks tend to exhibit a greater sensitivity to interest rate fluctuations, they performed well as interest rates stabilized.

The one detractor to performance on the equity side was our decision not to take on more risk within our REIT position when the Fund transitioned to its new structure. Based on our analysis in July, we perceived REIT stocks to be fairly valued, and as such, did not reach the maximum allowable allocation to REIT permitted by the Fund’s prospectus.

The fixed-income component, which is comprised primarily of high-yield, or non-investment grade bonds, delivered strong

Top 10 Holdings
(% of Portfolio)

Dow Jones CDX	3.2%
AT&T, Inc.	1.4%
F.N.B. Corporation	1.4%
McDonald's Corporation	1.4%
First Commonwealth Financial
Corporation	1.3%
Pfizer, Inc.	1.3%
Washington Mutual, Inc.	1.2%
Progress Energy, Inc.	1.2%
FirstMerit Corporation	1.2%
Atmos Energy Corporation	1.1%

These common stocks and long term fixed income securities
represent 14.7% of the total investment portfolio.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

performance, thanks to good security selection and an allocation to hybrid securities, a new sector of the fixed-income market that is similar in structure to preferred stock.

Based on our belief that many energy credits had peaked in value and offered minimal room for further appreciation, we sold off many of our energy bonds, enabling us to reap solid gains for the Fund. Finally, deliberately de-emphasizing both health care and utilities-related bonds added to return.

Our underweighting in the lowest-rated high-yield credits —CCC-rated and distressed/defaulted credits — detracted from performance during the first half of the period.

What is your outlook?

Our outlook for the Fund is quite positive, particularly given its strong start and favorable performance versus its peer group median. In general, we believe that higher-dividend-paying securities will remain in favor among investors, particularly as interest rates stabilize. On the fixed-income side, our outlook for high-yield bonds is somewhat cautious, given our expectations for only a mild slowdown in U.S. economic growth, as opposed to an outright recession, which we believe is unlikely given the strength of current economic fundamentals. Our active management of the Fund’s portfolio, coupled with the generally favorable macro conditions we anticipate, should bode well for the Fund, given its highly diversified composition and pursuit of attractive, steady income.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAHYX	BBHYX	THYFX
Transfer Agent ID	025	075	095
Net Assets	$123,380,401	$3,033,909	$5,773,553
NAV	$6.70	$6.70	$6.70
NAV — High†	10/26/2006 — $6.74	10/26/2006 — $6.73	10/26/2006 — $6.74
NAV — Low†	6/26/2006 — $6.28	6/26/2006 — $6.27	6/26/2006 — $6.27

Number of Holdings: 376	† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	1/8/1997

without sales charge	11.77%	9.27%	4.66%
with sales charge	6.77%	8.25%	4.18%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	10.64%	8.25%	4.28%
with sales charge	6.64%	8.25%	4.28%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	12.29%	9.70%	4.09%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the S&P 500 Dividend Aristocrats Index serves as a better reflection of the Fund’s current strategy than does the Lehman Brothers U.S. Corporate High Yield Bond Index.

**** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers Aggregate Bond Index serves as a better reflection of the Fund’s current strategy than does the Lehman Brothers High Yield Bond Index.

******The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Municipal Bond Fund gained 5.28% during the annual reporting period. The Fund’s peer group, as represented by the Lipper Inc. General Municipal Debt Funds Category, reported a median return of 5.41% . The Fund’s market benchmark, the Lehman Brothers Municipal Bond Index, returned 5.75% over the same time frame.

What factors affected the Fund’s performance?

The Fund’s returns fell slightly short of the Lipper peer group and Lehman Index due to a few factors. First, our results were hindered by the Fund’s lower weighting in high-yield municipal bonds. This was the top-performing segment during the period as investors’ demand for yield drove up prices. The Fund had very limited exposure to high yield, whereas some members of its peer group had a considerable percentage of their portfolios invested in this segment. Second, we held onto the Fund’s five- and 10-year bonds, believing they would outperform longer maturities. Unfortunately, the demand for longer maturity bonds caused rates at the long end of the yield curve to come down, while shorter rates continued to increase. Finally, we made a conscious decision to keep the Fund’s weighting in bonds subject to the alternative minimum tax (AMT) below 5%. While we believed our investors would appreciate the lower AMT exposure at tax time, this decision hurt our relative results, as these bonds offered higher yields.

On the other hand, we made several moves in the Fund that offset most of these negative factors. Our Fund had a larger-than-Index weighting in hospital bonds, an area that performed well during the period. In addition, we benefited from a number of our health care and higher education bonds that were pre-refunded during the year, which increased their value. Also, we took advantage of higher rates in mid-summer to improve the Fund’s call protection. To accomplish this goal, we sold approximately 3% of the Fund’s holdings that were callable in 2011-2014 and bought bonds with later call dates. This move enhanced performance, as the new bonds were priced to their call dates and longer-term bonds outperformed. Additionally, the Fund was rewarded for its position in long-maturity, non-callable bonds and zero-coupon bonds.

Top 10
States
(% of Portfolio)

California	10.1%
Texas	9.4%
Illinois	9.3%
New York	9.2%
Colorado	6.0%
Washington	4.9%
Minnesota	3.8%
Georgia	3.1%
Massachusetts	3.0%
Michigan	2.7%

These long-term fixed
income securities repre-
sent 61.5% of the total
investment portfolio.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 States are subject to change.

The list of Top 10 States excludes short-term investments.

What is your outlook?

Our forecast calls for continued economic growth in the United States, albeit slightly slower than we experienced in 2006. We believe the Federal Reserve (the Fed) is done with its recent rate tightening campaign but won’t be in a hurry to lower rates. Inflation appears to be receding; however, it is still high enough to keep the Fed vigilant. We believe the outlook in general for municipal bonds is very favorable, considering they are one of the few tax-exempt investments available. Given the recent election results and the challenges facing the federal government as baby boomers enter retirement, the municipal market has begun to question the prospects for continued low tax rates. Higher tax rates would improve the relative value of municipal bonds, compared to taxable  alternatives. Municipal bond issuance is likely to remain strong next year, as voters approved the majority of the $78.6 billion in bond issues placed on the ballots in November.

We’re continuing to upgrade the credit quality in the Fund’s portfolio. The current tight credit spreads in the municipal market mean that it doesn’t pay for us to take on more risk by buying lower-quality bonds. We are also lowering our weighting to hospital bonds because we believe several federal issues surrounding Medicare could trickle down and affect hospitals. Conversely, we are favoring higher education bonds. As always, we will continue to search for value in the municipal bond marketplace to help enhance the Fund’s total return.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAMBX	TMBBX	TMBIX
Transfer Agent ID	015	065	088
Net Assets	$1,201,237,475	$21,667,214	$12,162,134
NAV	$11.39	$11.38	$11.39
NAV — High†	1/18/2006 — $11.42	1/24/2006 — $11.41	1/18/2006 — $11.42
NAV — Low†	7/5/2006 — $11.09	7/5/2006 — $11.09	7/5/2006 — $11.09
Number of Holdings: 446		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	5.28%	4.44%	5.43%
with sales charge	0.57%	3.48%	4.94%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	4.56%	3.67%	4.66%
with sales charge	0.56%	3.67%	4.66%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	5.59%	4.71%	5.36%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.  Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Income Fund returned 5.25% over the 12-month period. The Fund’s return outpaced that of its peer group, the Lipper Inc. Corporate Debt Funds BBB-Rated Funds Index, which gained 5.06%, and its market benchmark, the Lehman Brothers Aggregate Bond Index, which returned 5.19% .

What factors affected the Fund’s performance?

As many expected, the early months of the 12-month period were challenging for bond investors. The Federal Reserve (the Fed) was in the midst of a money-tightening policy and continued to raise the short-term interest rates it controls. The Fed was clearly focused on stemming a growing inflation risk, one that was exacerbated by a spike in oil prices. By mid-summer, interest rates on one of the bond market’s bellwether measures, the 10-year U.S. Treasury note, had risen from 4.56% at the end of October 2005 to 5.25% near the end of June 2006 (bond values decline when interest rates rise).

In this environment, with Treasury securities offering limited opportunities, we put increasing emphasis on corporate bond issues. Bonds from financial firms, such as banks and insurance companies performed particularly well for the Fund. Our focus on higher-quality issues within this market segment proved to be beneficial. Other areas of the bond market that boosted the Fund’s return included utility issues and hybrid debt securities (similar to preferred stock). In addition, our exposure to high-yield (junk) bonds contributed to the Fund’s return. Another category of interest was in commercial mortgage-backed securities. These issues underwrite the development of commercial properties, a market that has performed well in 2006, in contrast to the residential housing market.

In the final four months of the fiscal year, yields on 10-year Treasury bonds began to drift lower. When yields peaked in June, we focused on bonds with longer maturities, and they enjoyed solid performance when rates again began to decline. The yield on 10-year Treasury issues dropped to 4.61% by Oct. 31, 2006, almost the same point where they stood 12 months earlier.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	13.0%
U.S. Treasury Notes	2.7%
U.S. Treasury Bonds	2.1%
Merrill Lynch Mortgage Trust	1.8%
Dow Jones CDX	1.8%
GMAC Mortgage Corporation Loan Trust	1.7%
Residential Capital Corporation	1.5%
Banc of America Commercial
Mortgage, Inc.	1.4%
General Motors Acceptance Corporation	1.3%
Washington Mutual Mortgage
Pass-Through Certificates	1.0%

These long-term fixed income securities represent 28.3%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

What is your outlook?

The Federal Reserve put itself in a holding pattern in the late summer and early fall, as the risk of higher inflation appeared to subside. Many in the bond market seem to anticipate that the Fed will change course and reduce short-term interest rates sometime in early 2007, a move that would generally be welcomed by the bond market. We are not as optimistic that the Fed will be ready to make such a dramatic decision that quickly. Some inflation risks continue, particularly as the U.S. job market improves, which could result in a degree of wage inflation. Rather, we anticipate that the unusual trend where yields on shorter-term debt securities are higher than those of longer-term securities may actually remain in place for the near term.

We are likely to maintain a relatively high level of quality in the Fund’s holdings. This is particularly true given that lower-quality, high-yield bonds appear to be somewhat over-priced in the current market. We will use a very selective approach in adding bonds from this segment of the market. Commercial mortgage-backed securities are likely to continue playing an important role in the Fund, as commercial property development appears poised to enjoy an ongoing recovery.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LUBIX	LUIBX	LBIIX
Transfer Agent ID	055	355	455
Net Assets	$470,456,145	$12,552,723	$167,023,839
NAV	$8.59	$8.57	$8.58
NAV — High†	1/23/2006 — $8.64	1/23/2006 — $8.62	1/23/2006 — $8.63
NAV — Low†	6/26/2006 — $8.28	6/26/2006 — $8.26	6/28/2006 — $8.27
Number of Holdings: 230		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	5.25%	4.15%	5.52%
with sales charge	0.55%	3.20%	5.04%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	4.39%	3.34%	4.79%
with sales charge	0.39%	3.34%	4.79%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	5.68%	4.55%	5.58%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Core Bond Fund generated a return of 4.75%, while its peer group, the Lipper Inc. Intermediate Investment Grade Debt Fund Index, gained 4.64% . The Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, rose 5.19% for the 12-month period.

What factors affected the Fund’s performance?

In the first eight months of the fiscal year, interest rates generally moved in an upward direction, as investors showed increasing concern over the risk of higher inflation. This concern was driven by a dramatic jump in oil prices. Through most of this time, the Federal Reserve (the Fed) raised short-term interest rates consistently, maintaining a policy of rate increases that began in mid-2004. The yield on the 10-year Treasury bond, a bellwether measure of the bond market, rose from 4.56% at the end of October 2005 to a peak of 5.25% in late June 2006. This had a negative impact on much of the market, as bond values decline when interest rates move higher. Through that time, the Fund’s performance was relatively flat.

By early July, market sentiment began to shift. A late-summer decline in oil prices helped stem the inflation threat, at least temporarily. The yield on 10-year Treasury notes drifted lower and ended the 12-month period at 4.61%, only slightly higher than where it stood a year earlier. The result was a fairly flat (and even somewhat inverted) yield curve, where investors could earn higher yields on short-term securities, compared to those paid by longer-term bonds.

The period from late June through October proved to be the most productive for the Fund. With limited opportunities to generate superior performance in this type of environment, we took a meaningful position in mortgage-backed securities that underwrite the development of commercial properties. While the housing market struggled in recent months, the market for commercial properties has moved in a positive direction, and our holdings in this segment of the market helped the Fund outperform its peer group. In the corporate bond arena, we focused on higher-quality securities. This included an overweight position in debt issued by financial companies, such as banks and insurance firms.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	22.9%
U.S. Treasury Notes	8.3%
GMAC Mortgage Corporation Loan Trust	1.8%
Banc of America Commercial
Mortgage, Inc.	1.8%
National Collegiate Student Loan Trust	1.6%
Wachovia Bank Commercial
Mortgage Trust	1.6%
Federal National Mortgage Association	1.3%
Credit Based Asset Servicing
and Securitization, LLC	1.1%
Popular ABS Mortgage
Pass-Through Trust	1.0%
U.S. Treasury Bonds	0.9%
These long-term fixed income securities represent 42.3%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

What is your outlook?

With the inflation risk appearing to have subsided, at least for the time being, it seems likely that the Federal Reserve will hold off on any further interest rate increases in the current cycle. But the Fed may be in a holding pattern for some time, as concerns about rising labor costs and the continued risk that oil prices could again move significantly higher don’t necessarily rule out a decision by the Fed to again raise interest rates. The bond market appears to assume that the Fed not only won’t raise rates, but in fact will cut short-term rates sometime in early 2007. We are more skeptical, and expect little to change in terms of bond yields in the near term.

Corporate bonds have enjoyed solid performance, but don’t offer compelling value in the current market. We will continue to emphasize commercial mortgage-backed securities and even add to our position as new issues become available. Another area of interest is the market for Treasury Inflation Protected Securities (TIPS). They performed poorly over the past year but look to offer more attractive value in the current environment.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAINX	BBFBX	IIINX
Transfer Agent ID	016	066	089
Net Assets	$343,076,210	$8,057,013	$49,047,740
NAV	$9.90	$9.91	$9.91
NAV — High†	1/23/2006 — $9.97	1/17/2006 — $9.98	1/23/2006 — $9.97
NAV — Low†	6/26/2006 — $9.60	6/26/2006 — $9.60	6/26/2006 — $9.60
Number of Holdings: 174		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	4.75%	3.89%	5.44%
with sales charge	0.00%	2.94%	4.96%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	3.71%	2.89%	5.00%
with sales charge	(0.29%)	2.89%	5.00%

			From
			Inception
Institutional Class[1]	1-Year	5 Years 12/29/1997

Net Asset Value	5.20%	4.33%	5.49%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.  Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Limited Maturity Bond Fund returned 4.07% for the period, narrowly outpacing the median return of 4.06% for its Lipper Inc. Short Investment Grade Debt Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers Government/Credit 1-3 Year Bond Index, generated a return of 4.38% .

What factors affected the Fund’s performance?

With signs of strong economic growth, particularly in the first months of 2006, interest rates began to move higher, putting some pressure on the Fund. The move was more dramatic on the shorter end of the yield curve, with continued interest rate hikes by the Federal Reserve having much to do with that. Initially, yields on longer-term securities also rose, particularly given the rising inflation threat caused by higher oil prices.

We were prepared for the upward trend in interest rates. Early in 2006, we had positioned the Fund in a defensive manner. Much of our focus was on floating rate securities and money market securities, which tend to perform better as interest rates rise. The coupon rates paid by floating-rate securities is adjusted monthly or quarterly, based on market conditions, so rising rates result in better yields for the Fund. This type of positioning proved to be beneficial to the Fund in the first half of 2006.

However, the economy then showed signs of a fairly dramatic slowdown in the rate of growth by mid-year, and our short duration position proved to be less effective. While yields on short-term securities continued to rise or stabilize, yields on longer-term issues declined. The Fund was not positioned initially to capitalize on this trend. Late in the 12-month period, we did extend the Fund’s duration a bit in an effort to capture some of the benefit of the ongoing decline in long-term rates. Even through the ups and downs, the overall movement of the interest rate market was not dramatic over the past 12 months.

What is your outlook?

We anticipate the trend toward slower growth in the economy will continue into the early months of 2007. As a result, inflation concerns should diminish. While the bond market seems to already be pricing in the likelihood of an

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	5.5%
Federal Home Loan Mortgage Corporation	3.5%
Federal Home Loan Bank	3.3%
Federal National Mortgage Association	2.4%
GMAC Mortgage Corporation Loan Trust	2.1%
Washington Mutual Mortgage
Pass-Through Certificates	2.0%
Countrywide Home Loans, Inc.	1.9%
Countrywide Asset-Backed Certificates	1.6%
Washington Mutual, Inc.	1.5%
General Motors Acceptance Corporation	1.2%

These long-term fixed income securities represent 25.0%
of the total investment portfolio.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

interest rate cut by the Federal Reserve (the Fed) in late 2006 or early 2007, we do not expect it to happen any time soon. More likely is that interest rates controlled by the investment markets will continue to move in a fairly narrow range, at least in the early months of the new fiscal year.

The biggest wild card that could play into the Fed’s plans is the housing market. If housing activity continues to slow dramatically, as it began to do in the summer of 2006, the Fed may feel more compelled to jump-start the market by cutting short-term rates.

In the current environment, we will look for opportunities to extend the average life of our Fund’s holdings, taking a slightly more aggressive posture and increasing our emphasis on fixed-rate securities. We continue to prefer a focus on mortgage-backed and asset-backed securities, which tend to perform better than government securities in a low interest rate environment. Corporate bonds also remain part of the mix.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBLAX	TLMBX	THLIX
Transfer Agent ID	076	376	476
Net Assets	$114,807,526	$1,898,444	$148,294,821
NAV	$12.58	$12.59	$12.58
NAV — High†	1/24/2006 — $12.60	1/24/2006 — $12.61	1/23/2006 — $12.60
NAV — Low†	6/28/2006 — $12.45	6/28/2006 — $12.46	6/23/2006 — $12.45
Number of Holdings: 226		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

Net Asset Value	4.07%	3.05%	4.56%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

New Asset Value	4.02%	2.99%	4.52%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	4.55%	3.43%	4.91%

1 Class A, Class B, and Institutional Class shares have no sales loads.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.  Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* The Lehman Brothers Government/Credit 1-3 Year Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended Oct. 31, 2006?

Thrivent Money Market Fund produced a 4.26% return during the period, while its Lipper Money Market Funds Category reported a median net return of 4.13% over the same time frame.

What factors affected the Fund’s performance?

While many factors helped the Fund’s performance during the period, the most significant factor was proper structuring of the Fund to best capitalize on changes in short-term interest rates. We maintained a relatively short weighted average maturity — avoiding longer-dated securities most of the year, and only buying longer-dated securities when the market had fully priced in our expectations for higher interest rates.

Also helping our performance was our high exposure to floating rate securities. The yields on these securities reset weekly, monthly or quarterly with changes in prevailing interest rates.

One factor detracting from our performance was that we didn’t extend the Fund’s average maturity in June and July, when the market anticipated more Federal Reserve (the Fed) rate tightening than actually occurred. In that case, we missed some opportunities.

Our primary objectives of safety and liquidity also detracted from performance. While there is generally some sacrifice in yield for increased safety and liquidity, it remains a small cost, compared with the benefits of providing a conservative fund that meets investors’ objectives of safety and liquidity in all types of market conditions.

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

What is your outlook?

The Fed kept interest rates steady at its last three meetings, and we expect policymakers will continue to stay on hold at least through the first quarter of 2007. The third and fourth quarters of 2006 will probably be the softest of the cycle, with the economy likely firming over the course of next year. We think the risk of the Fed either raising or lowering rates next is about equal.

Our strategy going forward is to extend the Fund’s weighted average maturity as the Fed remains on hold but also keeping the Fund flexible in case the economy regains strength in the second half of 2007 and the market begins to anticipate higher interest rates. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

	Portfolio Facts
	As of October 31, 2006

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AMMXX	TMBXX	AALXX
Transfer Agent ID	018	068	091
Net Assets	$864,300,068	$1,796,873	$341,100,476
NAV	$1.00	$1.00	$1.00
Number of Holdings: 118		† For the year ended October 31, 2006

Average Annual Total Returns[2]
As of October 31, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	4.26%	1.69%	3.30%
with sales charge	4.26%	1.69%	3.30%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	3.94%	1.35%	2.76%
with sales charge	(0.06%)	1.35%	2.76%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	4.59%	2.03%	3.37%

	Yields
	As of October 31, 2006**

	Class A	Class B	Institutional

7-Day	4.77%	4.40%	4.98%
7-Day Effective	4.88%	4.49%	5.11%

1 Class A shares have no sales load. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 29, 2006 through October 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	4/29/2006	10/31/2006	4/29/2006 — 10/31/2006	Ratio

Thrivent Aggressive Allocation Fund
Actual
Class A	$1,000	$1,014	$0.46	0.09%
Institutional Class	$1,000	$1,016	($2.25)	(0.44%)
Hypothetical **
Class A	$1,000	$1,025	$0.46	0.09%
Institutional Class	$1,000	$1,028	($2.26)	(0.44%)

Thrivent Moderately Aggressive Allocation Fund
Actual
Class A	$1,000	$1,028	$0.31	0.06%
Institutional Class	$1,000	$1,030	($1.90)	(0.37%)
Hypothetical **
Class A	$1,000	$1,025	$0.31	0.06%
Institutional Class	$1,000	$1,027	($1.90)	(0.37%)

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	4/29/2006	10/31/2006	4/29/2006 — 10/31/2006	Ratio

Thrivent Moderate Allocation Fund
Actual
Class A	$1,000	$1,033	$0.26	0.05%
Institutional Class	$1,000	$1,035	($1.65)	(0.32%)
Hypothetical **
Class A	$1,000	$1,025	$0.26	0.05%
Institutional Class	$1,000	$1,027	($1.64)	(0.32%)

Thrivent Moderately Conservative Allocation Fund
Actual
Class A	$1,000	$1,034	$0.05	0.01%
Institutional Class	$1,000	$1,035	($1.70)	(0.33%)
Hypothetical **
Class A	$1,000	$1,025	$0.05	0.01%
Institutional Class	$1,000	$1,027	($1.70)	(0.33%)

Thrivent Technology Fund
Actual
Class A	$1,000	$956	$7.29	1.47%
Class B	$1,000	$954	$9.66	1.95%
Institutional Class	$1,000	$961	$4.87	0.98%
Hypothetical **
Class A	$1,000	$1,018	$7.52	1.47%
Class B	$1,000	$1,015	$9.96	1.95%
Institutional Class	$1,000	$1,020	$5.02	0.98%

Thrivent Partner Small Cap Growth Fund
Actual
Class A	$1,000	$953	$3.86	0.78%
Institutional Class	$1,000	$954	$2.23	0.45%
Hypothetical **
Class A	$1,000	$1,021	$4.00	0.78%
Institutional Class	$1,000	$1,023	$2.31	0.45%

Thrivent Partner Small Cap Value Fund
Actual
Class A	$1,000	$1,005	$4.67	0.92%
Class B	$1,000	$1,000	$9.43	1.86%
Institutional Class	$1,000	$1,008	$1.48	0.29%
Hypothetical **
Class A	$1,000	$1,021	$4.71	0.92%
Class B	$1,000	$1,016	$9.50	1.86%
Institutional Class	$1,000	$1,024	$1.49	0.29%

Thrivent Small Cap Stock Fund
Actual
Class A	$1,000	$982	$6.38	1.27%
Class B	$1,000	$977	$11.68	2.33%
Institutional Class	$1,000	$985	$3.62	0.72%
Hypothetical **
Class A	$1,000	$1,019	$6.50	1.27%
Class B	$1,000	$1,014	$11.89	2.33%
Institutional Class	$1,000	$1,022	$3.69	0.72%

Thrivent Small Cap Index Fund
Actual
Class A	$1,000	$988	$4.79	0.95%
Hypothetical **
Class A	$1,000	$1,021	$4.86	0.95%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	4/29/2006	10/31/2006	4/29/2006 — 10/31/2006	Ratio

Thrivent Mid Cap Growth Fund
Actual
Class A	$1,000	$963	$5.97	1.20%
Class B	$1,000	$958	$11.36	2.29%
Institutional Class	$1,000	$966	$2.34	0.47%
Hypothetical **
Class A	$1,000	$1,019	$6.14	1.20%
Class B	$1,000	$1,014	$11.69	2.29%
Institutional Class	$1,000	$1,023	$2.41	0.47%

Thrivent Partner Mid Cap Value Fund
Actual
Class A	$1,000	$1,048	$0.88	0.17%
Institutional Class	$1,000	$1,050	($1.09)	(0.21%)
Hypothetical **
Class A	$1,000	$1,024	$0.87	0.17%
Institutional Class	$1,000	$1,026	($1.08)	(0.21%)

Thrivent Mid Cap Stock Fund
Actual
Class A	$1,000	$1,000	$5.93	1.17%
Class B	$1,000	$995	$11.47	2.27%
Institutional Class	$1,000	$1,003	$3.55	0.70%
Hypothetical **
Class A	$1,000	$1,019	$5.99	1.17%
Class B	$1,000	$1,014	$11.59	2.27%
Institutional Class	$1,000	$1,022	$3.59	0.70%

Thrivent Mid Cap Index Fund
Actual
Class A	$1,000	$980	$4.52	0.90%
Hypothetical **
Class A	$1,000	$1,021	$4.61	0.90%

Thrivent Mid Cap Index Fund-I
Actual
Institutional Class	$1,000	$982	$2.56	0.51%
Hypothetical **
Institutional Class	$1,000	$1,023	$2.61	0.51%

Thrivent Partner International Stock Fund
Actual
Class A	$1,000	$1,014	$6.74	1.32%
Class B	$1,000	$1,008	$12.32	2.42%
Institutional Class	$1,000	$1,017	$3.58	0.70%
Hypothetical **
Class A	$1,000	$1,019	$6.75	1.32%
Class B	$1,000	$1,013	$12.35	2.42%
Institutional Class	$1,000	$1,022	$3.59	0.70%

Thrivent Large Cap Growth Fund
Actual
Class A	$1,000	$1,010	$3.92	0.77%
Class B	$1,000	$1,004	$9.65	1.90%
Institutional Class	$1,000	$1,013	$0.10	0.02%
Hypothetical **
Class A	$1,000	$1,021	$3.94	0.77%
Class B	$1,000	$1,016	$9.71	1.90%
Institutional Class	$1,000	$1,025	$0.10	0.02%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	4/29/2006	10/31/2006	4/29/2006 — 10/31/2006	Ratio

Thrivent Large Cap Value Fund
Actual
Class A	$1,000	$1,054	$5.15	0.99%
Class B	$1,000	$1,047	$11.05	2.13%
Institutional Class	$1,000	$1,057	$2.55	0.49%
Hypothetical **
Class A	$1,000	$1,020	$5.07	0.99%
Class B	$1,000	$1,015	$10.87	2.13%
Institutional Class	$1,000	$1,023	$2.51	0.49%

Thrivent Large Cap Stock Fund
Actual
Class A	$1,000	$1,040	$5.22	1.01%
Class B	$1,000	$1,035	$9.75	1.89%
Institutional Class	$1,000	$1,042	$2.90	0.56%
Hypothetical **
Class A	$1,000	$1,020	$5.17	1.01%
Class B	$1,000	$1,016	$9.65	1.89%
Institutional Class	$1,000	$1,023	$2.87	0.56%

Thrivent Large Cap Index Fund
Actual
Class A	$1,000	$1,058	$3.13	0.60%
Hypothetical **
Class A	$1,000	$1,022	$3.08	0.60%

Thrivent Large Cap Index Fund-I
Actual
Institutional Class	$1,000	$1,059	$2.51	0.48%
Hypothetical **
Institutional Class	$1,000	$1,023	$2.46	0.48%

Thrivent Balanced Fund
Actual
Class A	$1,000	$1,027	$5.50	1.07%
Class B	$1,000	$1,021	$10.50	2.05%
Institutional Class	$1,000	$1,029	$3.08	0.60%
Hypothetical **
Class A	$1,000	$1,020	$5.48	1.07%
Class B	$1,000	$1,015	$10.47	2.05%
Institutional Class	$1,000	$1,022	$3.08	0.60%

Thrivent High Yield Fund
Actual
Class A	$1,000	$1,044	$4.51	0.87%
Class B	$1,000	$1,039	$8.94	1.73%
Institutional Class	$1,000	$1,048	$2.28	0.44%
Hypothetical **
Class A	$1,000	$1,021	$4.46	0.87%
Class B	$1,000	$1,017	$8.84	1.73%
Institutional Class	$1,000	$1,023	$2.26	0.44%

Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,072	$5.14	0.98%
Class B	$1,000	$1,066	$10.58	2.02%
Institutional Class	$1,000	$1,074	$2.84	0.54%
Hypothetical **
Class A	$1,000	$1,020	$5.02	0.98%
Class B	$1,000	$1,015	$10.32	2.02%
Institutional Class	$1,000	$1,023	$2.77	0.54%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	4/29/2006	10/31/2006	4/29/2006 — 10/31/2006	Ratio

Thrivent Municipal Bond Fund
Actual
Class A	$1,000	$1,039	$4.03	0.78%
Class B	$1,000	$1,034	$7.58	1.47%
Institutional Class	$1,000	$1,040	$2.53	0.49%
Hypothetical **
Class A	$1,000	$1,021	$4.00	0.78%
Class B	$1,000	$1,018	$7.52	1.47%
Institutional Class	$1,000	$1,023	$2.51	0.49%

Thrivent Income Fund
Actual
Class A	$1,000	$1,047	$4.20	0.81%
Class B	$1,000	$1,043	$8.44	1.63%
Institutional Class	$1,000	$1,048	$2.02	0.39%
Hypothetical **
Class A	$1,000	$1,021	$4.15	0.81%
Class B	$1,000	$1,017	$8.33	1.63%
Institutional Class	$1,000	$1,023	$2.00	0.39%

Thrivent Core Bond Fund
Actual
Class A	$1,000	$1,042	$4.86	0.94%
Class B	$1,000	$1,038	$10.12	1.96%
Institutional Class	$1,000	$1,045	$2.64	0.51%
Hypothetical **
Class A	$1,000	$1,021	$4.81	0.94%
Class B	$1,000	$1,015	$10.01	1.96%
Institutional Class	$1,000	$1,023	$2.61	0.51%

Thrivent Limited Maturity Bond Fund
Actual
Class A	$1,000	$1,026	$4.37	0.85%
Class B	$1,000	$1,026	$4.57	0.89%
Institutional Class	$1,000	$1,029	$1.95	0.38%
Hypothetical **
Class A	$1,000	$1,021	$4.35	0.85%
Class B	$1,000	$1,021	$4.56	0.89%
Institutional Class	$1,000	$1,023	$1.95	0.38%

Thrivent Money Market Fund
Actual
Class A	$1,000	$1,024	$3.44	0.67%
Class B	$1,000	$1,022	$5.18	1.01%
Institutional Class	$1,000	$1,025	$1.95	0.38%
Hypothetical **
Class A	$1,000	$1,022	$3.43	0.67%
Class B	$1,000	$1,020	$5.17	1.01%
Institutional Class	$1,000	$1,023	$1.95	0.38%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 186/365 to reflect the one-half year period.

** Assuming 5% total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Technology Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Small Cap Index Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Mid Cap Index Fund, Thrivent Mid Cap Index Fund-I, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Index Fund, Thrivent Large Cap Index Fund-I, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Diversified Income Plus Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund (the “Funds”) at October 31, 2006, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 21, 2006

Aggressive Allocation Fund Schedule of Investments as of October 31, 2006

Shares		Value	Percentage

Equity Funds (91.3%)
1,131,509	Thrivent Partner Small Cap Growth Fund #	$13,272,602	6.3%
855,578	Thrivent Partner Small Cap Value Fund	13,911,704	6.6
737,232	Thrivent Small Cap Stock Fund #	14,611,931	6.9
531,925	Thrivent Mid Cap Growth Fund #	9,170,382	4.3
818,692	Thrivent Partner Mid Cap Value Fund	9,717,876	4.6
539,315	Thrivent Mid Cap Stock Fund #	10,570,581	5.0
3,635,801	Thrivent Partner International Stock Fund	47,956,218	22.6
7,292,981	Thrivent Large Cap Growth Fund	41,205,345	19.5
915,094	Thrivent Large Cap Value Fund	15,538,293	7.3
594,985	Thrivent Large Cap Stock Fund	17,159,380	8.1
19,974	Thrivent Real Estate Securities Fund	266,652	0.1

	Total Equity Funds
	(cost $180,645,581)	193,380,964

Debt Funds (6.8%)
1,219,467	Thrivent High Yield Fund	6,207,086	2.9
475,260	Thrivent Income Fund	4,077,727	1.9
326,347	Thrivent Limited Maturity Bond Fund	4,105,443	2.0

	Total Debt Funds
	(cost $14,299,888)	14,390,256

Short-Term Investments (1.9%)
4,098,097	Thrivent Money Market Fund	4,098,097	1.9

	Total Short-Term Investments
	(cost $4,098,097)	4,098,097

	Total Investments
	(cost $199,043,566) 100.0%	$211,869,317

	Other Assets and Liabilities,
	Net (0.0%)	(19,016)

	Total Net Assets 100.0%	$211,850,301

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$12,650,396
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$12,650,396
Cost for federal income tax purposes	$199,218,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

Moderately Aggressive Allocation Fund Schedule of Investments as of October 31, 2006

Shares		Value	Percentage

Equity Funds (78.5%)
1,342,314	Thrivent Partner Small Cap Growth Fund #	$15,745,345	3.4%
1,012,315	Thrivent Partner Small Cap Value Fund	16,460,240	3.5
922,237	Thrivent Small Cap Stock Fund #	18,278,731	3.9
777,392	Thrivent Mid Cap Growth Fund #	13,402,242	2.9
1,193,224	Thrivent Partner Mid Cap Value Fund	14,163,563	3.1
937,639	Thrivent Mid Cap Stock Fund #	18,377,715	4.0
5,427,522	Thrivent Partner International Stock Fund	71,589,010	15.5
11,987,816	Thrivent Large Cap Growth Fund	67,731,158	14.6
3,361,947	Thrivent Large Cap Value Fund	57,085,861	12.3
2,084,084	Thrivent Large Cap Stock Fund	60,104,985	13.0
803,861	Thrivent Real Estate Securities Fund	10,731,539	2.3

	Total Equity Funds
	(cost $338,252,146)	363,670,389

Debt Funds (18.6%)
5,292,707	Thrivent High Yield Fund	26,939,881	5.8
4,254,811	Thrivent Income Fund	36,506,278	7.9
1,797,997	Thrivent Limited Maturity Bond Fund	22,618,806	4.9

	Total Debt Funds
	(cost $85,337,593)	86,064,965

Short-Term Investments (2.9%)
13,408,260	Thrivent Money Market Fund	13,408,260	2.9

	Total Short-Term Investments
	(cost $13,408,260)	$13,408,260

	Total Investments
	(cost $436,997,999) 100.0%	$463,143,614

	Other Assets and Liabilities,
	Net (0.0%)	(32,615)

	Total Net Assets 100.0%	$463,110,999

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$26,039,877
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$26,039,877
Cost for federal income tax purposes	$437,103,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

Moderate Allocation Fund Schedule of Investments as of October 31, 2006

Shares		Value	Percentage

Equity Funds (61.9%)
1,616,023	Thrivent Small Cap Stock Fund #	$32,029,569	7.0%
1,408,623	Thrivent Mid Cap Stock Fund #	27,609,019	6.0
3,979,098	Thrivent Partner International Stock Fund	52,484,302	11.4
10,378,483	Thrivent Large Cap Growth Fund	58,638,428	12.7
2,523,938	Thrivent Large Cap Value Fund	42,856,460	9.3
1,920,813	Thrivent Large Cap Stock Fund	55,396,256	12.0
1,196,410	Thrivent Real Estate Securities Fund	15,972,072	3.5

	Total Equity Funds
	(cost $264,035,476)	284,986,106

Debt Funds (31.3%)
5,274,643	Thrivent High Yield Fund	26,847,932	5.8
7,390,369	Thrivent Income Fund	63,409,364	13.8
4,265,076	Thrivent Limited Maturity Bond Fund	53,654,652	11.7

	Total Debt Funds
	(cost $142,902,208)	143,911,948

Short-Term Investments (6.8%)
31,087,193	Thrivent Money Market Fund	31,087,193	6.8

	Total Short-Term Investments
	(cost $31,087,193)	31,087,193

	Total Investments
	(cost $438,024,877) 100.0%	$459,985,247

	Other Assets and Liabilities,
	Net (0.0%)	(39,018)

	Total Net Assets 100.0%	$459,946,229

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$21,735,365
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$21,735,365
Cost for federal income tax purposes	$438,249,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

Moderately Conservative Allocation Fund Schedule of Investments as of October 31, 2006

Shares		Value	Percentage

Equity Funds (44.1%)
332,254	Thrivent Small Cap Stock Fund #	$6,585,264	4.0%
335,765	Thrivent Mid Cap Stock Fund #	6,580,997	4.0
909,042	Thrivent Partner International Stock Fund	11,990,265	7.3
2,858,854	Thrivent Large Cap Growth Fund	16,152,526	9.9
702,407	Thrivent Large Cap Value Fund	11,926,867	7.3
459,024	Thrivent Large Cap Stock Fund	13,238,260	8.1
422,959	Thrivent Real Estate Securities Fund	5,646,503	3.5

	Total Equity Funds
	(cost $66,522,089)	72,120,682

Debt Funds (46.1%)
1,541,813	Thrivent High Yield Fund	7,847,826	4.8
2,480,584	Thrivent Income Fund	21,283,407	13.0
3,676,121	Thrivent Limited Maturity Bond Fund	46,245,604	28.3

	Total Debt Funds
	(cost $75,044,059)	75,376,837

Short-Term Investments (9.8%)
15,930,764	Thrivent Money Market Fund	15,930,764	9.8

	Total Short-Term Investments
	(cost $15,930,764)	15,930,764

	Total Investments
	(cost $157,496,912) 100.0%	$163,428,283

	Other Assets and Liabilities,
	Net (0.0%)	4,137

	Total Net Assets 100.0%	$163,432,420

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$5,893,141
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$5,893,141
Cost for federal income tax purposes	$157,535,142

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

Technology Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value

Consumer Discretionary (3.9%)			700	Medco Health Solutions, Inc. #	$37,450
1,900	Best Buy Company, Inc.	$104,975	3,600	Medtronic, Inc.	175,248
1,800	Children’s Place Retail		1,100	Millipore Corporation #*	70,983
	Stores, Inc. #*	126,342	24,800	NeoPharm, Inc. #*	179,552
4,900	Coldwater Creek, Inc. #*	149,401	2,400	Novartis AG ADR	145,752
2,000	E.W. Scripps Company	98,920	12,100	NuVasive, Inc. #*	284,471
1,000	Harley-Davidson, Inc. *	68,630	700	Quest Diagnostics, Inc.	34,818
1,100	Kohl’s Corporation #	77,660	3,500	Sanofi-Aventis ADR	149,415
2,200	McGraw-Hill Companies, Inc.	141,174	4,100	St. Jude Medical, Inc. #	140,835
2,200	Penn National Gaming, Inc. #*	80,454	900	UnitedHealth Group, Inc.	43,902
3,100	Royal Caribbean Cruises, Ltd. *	125,550	9,500	Vertex Pharmaceuticals, Inc. #*	385,700
3,500	Scientific Games Corporation #*	98,105	600	WellPoint, Inc. #	45,792

4,999	Shuffle Master, Inc. #*	139,872		Total Health Care	3,998,955

3,200	Staples, Inc.	82,528
1,700	Starwood Hotels & Resorts		Industrials (6.0%)
	Worldwide, Inc.	101,558	4,000	American Commercial
1,500	Target Corporation *	88,770		Lines, Inc. #*	256,600
3,500	Viacom, Inc. #	136,220	5,400	American Reprographics
4,200	Walt Disney Company	132,132		Company #*	191,700

	Total Consumer		2,500	American Standard
	Discretionary	1,752,291		Companies, Inc. *	110,725

			2,000	Burlington Northern
Consumer Staples (0.4%)				Santa Fe Corporation	155,060
3,000	CVS Corporation	94,140	900	Emerson Electric Company	75,960
1,500	Wal-Mart Stores, Inc.	73,920	2,000	GATX Corporation *	87,140

	Total Consumer Staples	168,060	4,500	Gol Linhas Aereas Inteligentes

				SA ADR *	140,175
Health Care (9.0%)			10,700	Hub Group, Inc. #	290,612
6,700	Abbott Laboratories	318,317	4,400	Interline Brands, Inc. #*	105,336
2,800	Advanced Medical Optics, Inc. #*	114,380	9,200	Labor Ready, Inc. #	161,092
1,100	Aetna, Inc.	45,342	4,600	Laidlaw International, Inc.	133,446
1,000	AmerisourceBergen Corporation	47,200	3,100	MSC Industrial
3,600	Amgen, Inc. #	273,276		Direct Company, Inc.	126,852
8,900	Aspect Medical Systems, Inc. #*	159,043	1,400	Rockwell Collins, Inc. *	81,312
10,200	BioMarin Pharmaceutical, Inc. #	163,506	7,000	Roper Industries, Inc.	334,950
800	Caremark Rx, Inc.	39,384	300	SAIC, Inc. #	6,000
400	CIGNA Corporation	46,792	3,100	URS Corporation #	125,271
8,800	Conor Medsystems, Inc. #*	216,128	8,100	Waste Management, Inc.	303,588

700	Covance, Inc. #	40,950		Total Industrials	2,685,819

10,700	Cubist Pharmaceuticals, Inc. #	238,289
3,300	Cytyc Corporation #	87,186	Information Technology (73.6%)
17,500	Dexcom, Inc. #*	154,000	18,200	Accenture, Ltd.	598,962
600	Express Scripts, Inc. #*	38,232	33,636	Adobe Systems, Inc. #	1,286,577
800	Fisher Scientific International, Inc. # 68,496		15,500	ADTRAN, Inc.	358,670
1,600	IMS Health, Inc. *	44,560	14,700	Agilent Technologies, Inc. #	523,320
12,100	Keryx BioPharmaceuticals, Inc. #*	169,884	41,300	Alcatel SA ADR *	524,510
800	McKesson Corporation	40,072

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

Technology Fund
Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value

Information Technology — continued			42,600	Powerwave Technologies, Inc. #*	$277,326
22,100	Apple Computer, Inc. #	$1,791,868	33,900	QUALCOMM, Inc.	1,233,621
98,900	Applied Materials, Inc.	1,719,871	38,800	Red Hat, Inc. #*	635,544
21,100	aQuantive, Inc. #*	573,498	1	Taiwan Semiconductor
18,800	Autodesk, Inc. #*	690,900		Manufacturing Company, Ltd.	5
6,700	Automatic Data Processing, Inc.	331,248	39,300	Tellabs, Inc. #	414,222
12,200	Avocent Corporation #*	447,862	57,300	Texas Instruments, Inc. *	1,729,314
64,300	BEA Systems, Inc. #	1,046,161	82,900	TIBCO Software, Inc. #*	766,825
87,300	Cisco Systems, Inc. #	2,106,549	44,700	Wind River Systems, Inc. #	490,806
21,200	Citrix Systems, Inc. #	626,036	56,300	Yahoo!, Inc. #*	1,482,942

24,200	ECI Telecom, Ltd. #	179,564		Total Information
101,200	EMC Corporation #	1,239,700		Technology	32,845,311

4,600	Google, Inc. #	2,191,394
26,600	Hyperion Solutions Corporation #	994,840	Telecommunications Services (4.3%)
44,500	Informatica Corporation #*	551,355	10,700	America Movil SA de CV ADR	458,709
84,700	Integrated Device		15,300	AT&T, Inc.	524,025
	Technology, Inc. #	1,342,495	15,700	Verizon Communications, Inc.	580,900
90,700	Intel Corporation	1,935,538	24,400	Windstream Corporation	334,768

34,700	Motorola, Inc.	800,182		Total Telecommunications
26,300	Network Appliance, Inc. #	959,950		Services	1,898,402

46,500	Nokia Oyj ADR	924,420

67,800	Novell, Inc. #	406,800		Total Common Stock
52,200	Nuance Communications, Inc. #*	602,388		(cost $43,957,318)	43,348,838

30,400	NVIDIA Corporation #*	1,060,048

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (24.5%)		Rate (+)	Date	Value

10,942,952	Thrivent Financial Securities Lending Trust		5.300%	N/A	$10,942,952

	Total Collateral Held for Securities Loaned
	(cost $10,942,952)				10,942,952

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

Technology Fund
Schedule of Investments as of October 31, 2006

		Interest	Maturity
Shares	Short-Term Investments (3.0%)	Rate (+)	Date	Value

1,333,102	Thrivent Money Market Fund	4.600%	N/A	$1,333,102

	Total Short-Term Investments (at amortized cost)			1,333,102

	Total Investments (cost $56,233,372) 124.7%			$55,624,892

	Other Assets and Liabilities, Net (24.7%)			(11,018,663)

	Total Net Assets 100.0%			$44,606,229

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$3,126,846
Gross unrealized depreciation	(4,041,581)

Net unrealized appreciation (depreciation)	($914,735)
Cost for federal income tax purposes	$56,539,627

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Consumer Discretionary (10.8%)			4,480	Parallel Petroleum Corporation #*	$90,720
13,640	Casual Male Retail Group, Inc. #*	$202,008	1,750	Penn Virginia Corporation	125,212
2,490	Children’s Place Retail Stores, Inc. #	174,773	15,984	Superior Energy Services, Inc. #	500,299

2,550	Crocs, Inc. #*	101,031		Total Energy	3,111,060

3,020	Ctrip.com International, Ltd. ADR *	147,980
4,350	DSW, Inc. #*	150,510	Financials (9.0%)
3,890	Guess ?, Inc. #*	221,536	3,890	Argonaut Group, Inc. #	132,299
11,070	Iconix Brand Group, Inc. #*	206,345	14,690	Cohen & Steers, Inc. *	512,387
3,940	Life Time Fitness, Inc. #*	203,028	2,040	Corporate Office Properties Trust	97,492
7,090	McCormick & Schmick’s Seafood		4,610	Digital Realty Trust, Inc.	153,928
	Restaurants, Inc. #	186,396	13,959	Financial Federal Corporation *	384,152
1,240	Nutri/System, Inc. #*	76,483	2,670	Greenhill & Company, Inc. *	181,400
1,880	Pantry, Inc. #	102,610	5,440	Hanmi Financial Corporation *	116,253
3,470	Phillips-Van Heusen Corporation	158,787	34,771	Highland Hospitality Corporation * 480,535
3,220	Pinnacle Entertainment, Inc. #	97,437	1,620	Home Properties, Inc.	102,335
3,970	Priceline.com, Inc. #	159,951	5,370	optionsXpress Holdings, Inc.	166,900
3,590	Red Robin Gourmet Burgers, Inc. #*	173,182	3,220	Penson Worldwide, Inc. #	78,310
21,863	Shuffle Master, Inc. #*	611,727	1,500	PrivateBancorp, Inc. *	61,605
1,090	Strayer Education, Inc.	123,301	3,650	Sunstone Hotel Investors, Inc. *	107,529
11,428	Tractor Supply Company #*	553,344	25,571	Texas Capital Bancshares, Inc. #	512,443
4,670	Under Armour, Inc. #*	216,454	3,490	United Community Banks, Inc. *	109,726
6,620	VistaPrint, Ltd. #*	207,074	5,480	Waddell & Reed Financial, Inc.	139,740
7,030	WMS Industries, Inc. #*	248,370	8,223	Wintrust Financial Corporation *	396,842

3,810	Zumiez, Inc. #*	125,197		Total Financials	3,733,876

	Total Consumer
	Discretionary	4,447,524	Health Care (20.3%)

			2,050	Adams Respiratory
Consumer Staples (1.0%)				Therapeutics, Inc. #	88,355
2,950	Central Garden & Pet Company #*	147,412	3,640	Alexion Pharmaceuticals, Inc. #*	135,990
4,470	United Natural Foods, Inc. #*	156,003	40,568	American Medical Systems
6,500	Wild Oats Markets, Inc. #*	116,870		Holdings, Inc. #*	722,516

	Total Consumer Staples	420,285	4,480	AMN Healthcare Services, Inc. #*	113,299

			7,740	Array Biopharma, Inc. #	76,007
Energy (7.5%)			20,089	Cambrex Corporation	470,083
2,640	Arena Resources, Inc. #*	94,301	3,670	Conor Medsystems, Inc. #*	90,135
4,640	Basic Energy Services, Inc. #	113,402	3,640	Cubist Pharmaceuticals, Inc. #*	81,063
2,120	Core Laboratories NV #	154,527	3,520	Haemonetics Corporation #	160,512
1,050	Crosstex Energy, Inc. *	100,779	16,145	HealthExtras, Inc. #*	371,819
23,418	Dril-Quip, Inc. #*	922,201	3,680	Hologic, Inc. #*	177,192
1,850	Goodrich Petroleum Corporation #*	63,288	2,580	ICON plc #*	92,570
4,680	Hornbeck Offshore Services, Inc. #*	168,901	11,319	Illumina, Inc. #*	497,583
7,114	Hydril Company #*	427,196	13,475	Integra LifeSciences Holdings
3,980	Mariner Energy, Inc. #	78,884		Corporation #*	497,632
9,344	Oil States International, Inc. #*	271,350	18,418	Inverness Medical
				Innovations, Inc. #*	694,174
			11,793	Kensey Nash Corporation #*	358,625
			5,410	K-V Pharmaceutical Company #*	120,751

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

Partner Small Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Health Care — continued			2,070	Teledyne Technologies, Inc. #	$86,360
2,360	Kyphon, Inc. #	$93,220	3,200	Valmont Industries, Inc.	178,560
4,520	Medicis Pharmaceutical		1,880	Washington Group
	Corporation *	158,381		International, Inc. #	106,446
14,789	Mentor Corporation *	692,125	3,360	Waste Connections, Inc. #	136,718

5,480	Myogen, Inc. #*	286,604		Total Industrials	6,235,657

5,340	New River
	Pharmaceuticals, Inc. #*	271,592	Information Technology (27.9%)
8,729	NuVasive, Inc. #*	205,219	10,620	24/7 Real Media, Inc. #*	105,138
6,790	Nuvelo, Inc. #	125,208	4,540	Acme Packet, Inc. #	78,088
7,300	Onyx Pharmaceuticals, Inc. #*	137,094	3,240	Advent Software, Inc. #*	119,945
5,620	PAREXEL International		47,142	Aeroflex, Inc. #	509,134
	Corporation #	166,352	4,090	Altiris, Inc. #	92,066
3,320	Progenics Pharmaceuticals, Inc. #	86,718	12,410	Anadigics, Inc. #*	100,273
15,052	PSS World Medical, Inc. #*	302,846	8,640	aQuantive, Inc. #*	234,835
9,320	Psychiatric Solutions, Inc. #*	309,424	4,860	Atheros Communications, Inc. #	105,608
4,250	Sunrise Senior Living, Inc. #	132,642	12,841	Avocent Corporation #*	471,393
1,720	United Therapeutics Corporation #	102,942	6,930	Benchmark Electronics, Inc. #	183,992
2,270	Ventana Medical Systems, Inc. #	91,685	8,190	Blackbaud, Inc. *	204,750
3,220	Wellcare Health Plans, Inc. #	189,175	9,510	Brightpoint, Inc. #	115,071
6,430	West Pharmaceutical Services, Inc. *	270,317	14,822	Coherent, Inc. #	477,713

	Total Health Care	8,369,850	13,190	Comtech Group, Inc. #*	222,647

			4,270	Cymer, Inc. #*	197,829
Industrials (15.1%)			34,450	Digital Insight Corporation #	1,060,373
24,376	A.S.V., Inc. #*	356,133	4,510	Digital River, Inc. #*	260,904
17,860	AAR Corporation #*	465,074	4,870	Diodes, Inc. #*	214,475
4,340	Acuity Brands, Inc.	215,004	2,900	Equinix, Inc. #*	198,360
5,480	Administaff, Inc.	188,786	28,650	Finisar Corporation #*	99,702
3,240	American Commercial Lines, Inc. #*	207,846	3,770	FormFactor, Inc. #*	143,939
4,320	Barnes Group, Inc. *	86,616	8,700	Foundry Networks, Inc. #	110,142
8,880	Cenveo, Inc. #*	176,179	22,166	Global Imaging Systems, Inc. #*	482,554
11,021	CRA International, Inc. #*	560,197	5,220	Heartland Payment Systems, Inc. *	139,478
1,940	EGL, Inc. #	65,941	10,786	Hyperion Solutions Corporation #	403,396
2,380	Energy Conversion Devices, Inc. #*	87,560	32,382	Informatica Corporation #*	401,213
12,012	Forward Air Corporation	390,030	21,986	Intermec, Inc. #*	496,884
18,800	Gardner Denver, Inc. #	639,012	1,820	Itron, Inc. #*	99,081
4,580	General Cable Corporation #	172,208	4,700	Kanbay International, Inc. #*	133,480
2,630	Genlyte Group, Inc. #	203,194	2,830	MICROS Systems, Inc. #	140,594
5,400	Hub Group, Inc. #*	146,664	2,390	MoneyGram International, Inc.	81,762
5,582	ICT Group, Inc. #*	176,949	4,720	Net 1 UEPS Technology, Inc. #	116,254
6,465	IDEX Corporation	303,208	4,230	Nice Systems, Ltd. #	130,157
5,980	Infrasource Services, Inc. #	117,029	11,310	Opsware, Inc. #*	102,808
7,203	Kennametal, Inc.	444,497	9,200	Par Technology Corporation #*	74,888
5,650	Knoll, Inc.	111,870	7,230	Polycom, Inc. #	198,102
2,360	Ladish Company, Inc. #	73,679	3,110	Quality Systems, Inc.	131,988
15,409	Shaw Group, Inc. #*	409,263	6,720	Riverbed Technology, Inc. #*	161,078
4,900	SkyWest, Inc.	130,634	6,110	Rogers Corporation #*	427,517
The accompanying Notes to Financial Statements are an integral part of this schedule.

74

Partner Small Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Information Technology — continued			6,190	Pan American Silver
2,260	Silicon Laboratories, Inc. #*	$73,744		Corporation #*	$137,170
23,670	Sonus Networks, Inc. #*	123,794	3,250	Rockwood Holdings, Inc. #	75,758
6,240	Tessera Technologies, Inc. #*	217,838	1,820	RTI International Metals, Inc. #*	111,602
4,870	THQ, Inc. #*	146,441	2,590	Silgan Holdings, Inc.	107,148

15,250	TIBCO Software, Inc. #	141,062		Total Materials	777,090

3,320	Transaction Systems
	Architects, Inc. #	111,917	Telecommunications Services (2.2%)
9,697	Trimble Navigation, Ltd. #	448,195	8,940	Cogent Communications Group,
45,800	ValueClick, Inc. #*	861,040		Inc. #*	126,590
5,295	Varian Semiconductor Equipment		13,012	NeuStar, Inc. #*	380,211
	Associates, Inc. #*	193,215	3,810	SBA Communications
4,940	WebEx Communications, Inc. #*	189,943		Corporation #*	101,765

	Total Information		14,700	Time Warner Telecom, Inc. #	293,118

	Technology	11,534,800		Total Telecommunications

				Services	901,684

Materials (1.9%)

3,600	H.B. Fuller Company	89,244		Total Common Stock
7,320	Hercules, Inc. #	133,224		(cost $36,568,116)	39,531,826

2,260	Oregon Steel Mills, Inc. #	122,944
			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.8%)		Rate (+)	Date	Value

10,634,766	Thrivent Financial Securities Lending Trust		5.300%	N/A	$10,634,766

	Total Collateral Held for Securities Loaned
	(cost $10,634,766)				10,634,766

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

Partner Small Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.7%)	Rate (+)	Date	Value

$670,000	IBRD Discount Note	5.000%	11/1/2006	$670,000
1,260,337	Thrivent Money Market Fund	4.600	N/A	1,260,337

	Total Short-Term Investments (at amortized cost)			1,930,337

	Total Investments (cost $49,133,219) 126.2%			$52,096,929

	Other Assets and Liabilities, Net (26.2%)			(10,804,001)

	Total Net Assets 100.0%			$41,292,928

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$4,009,142
Gross unrealized depreciation	(1,203,799)

Net unrealized appreciation (depreciation)	$2,805,343
Cost for federal income tax purposes	$49,291,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

Partner Small Cap Value Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.8%)	Value	Shares	Common Stock (95.8%)	Value

Consumer Discretionary (12.2%)			25,500	W-H Energy Services, Inc. #	$1,194,165
54,000	Aaron Rents, Inc.	$1,343,520	40,000	Whiting Petroleum
25,200	Building Materials Holding			Corporation #*	1,784,400

	Corporation *	656,712		Total Energy	9,149,390

25,300	Cavco Industries, Inc. #	849,574
26,500	CSS Industries, Inc.	832,365	Financials (21.4%)
40,000	Cutter & Buck, Inc.	452,000	28,000	Allied Capital Corporation *	882,840
51,000	Dixie Group, Inc. #	687,480	23,100	Boston Private Financial
36,700	Fred’s, Inc. *	480,036		Holdings, Inc. *	638,484
54,500	Fuel Systems Solutions, Inc. #*	715,040	33,100	Bristol West Holdings, Inc.	460,752
44,000	Hancock Fabrics, Inc. #*	146,080	33,500	East West Bancorp, Inc. *	1,223,085
71,100	Haverty Furniture		50,401	First Financial Fund, Inc. *	896,123
	Companies, Inc. *	1,123,380	43,400	First Republic Bank *	1,689,996
39,500	Journal Register Company *	311,260	58,000	Glenborough Realty Trust, Inc.	1,506,840
12,400	M/I Homes, Inc. *	445,408	36,100	Hercules Technology Growth
23,400	Matthews International			Capital, Inc. *	500,707
	Corporation *	899,028	11,700	Home Bancshares, Inc. *	258,102
16,700	Orient Express Hotels, Ltd. *	658,815	6,000	iShares Russell 2000 Value	464,700
33,300	RARE Hospitality		8,000	Kilroy Realty Corporation	602,640
	International, Inc. #	1,049,283	18,000	Kite Realty Group Trust *	330,120
21,900	Ruby Tuesday, Inc. *	607,725	29,300	LaSalle Hotel Properties	1,237,925
41,400	Saga Communications, Inc. #	347,760	2,400	Markel Corporation #*	958,800
38,800	Shiloh Industries, Inc. #*	575,792	18,000	Max Re Capital, Ltd. *	419,040
31,600	Stanley Furniture Company, Inc. * 698,676		25,000	Midland Company	1,168,500
31,600	Steak n Shake Company #*	587,444	32,000	National Health Realty, Inc.	659,200
77,000	Stein Mart, Inc.	1,260,490	46,500	Net Bank, Inc. *	246,915
12,600	WCI Communities, Inc. #*	203,112	32,400	Ohio Casualty Corporation	888,732
29,600	Winnebago Industries, Inc. *	985,384	10,800	Piper Jaffray Companies #	746,820

	Total Consumer		25,000	Potlatch Corporation *	1,015,000
	Discretionary	15,916,364	42,500	ProAssurance Corporation #	2,069,750

			32,500	Sandy Spring Bancorp, Inc.	1,191,450
Consumer Staples (1.7%)			31,500	Seabright Insurance Holdings #*	516,915
109,000	Alliance One International, Inc. *	525,380	38,100	Strategic Hotel Capital, Inc.	810,387
26,000	Casey’s General Stores, Inc. *	631,020	25,900	SVB Financial Group #*	1,191,918
31,000	Nash Finch Company *	804,450	57,000	Texas Regional Bancshares, Inc. *	2,214,450
14,200	Wild Oats Markets, Inc. #*	255,316	25,000	Trammell Crow Company #*	1,218,750

	Total Consumer Staples	2,216,166	26,000	Washington Real Estate

				Investment Trust *	1,095,900
Energy (7.0%)			15,500	Wintrust Financial Corporation *	748,030

15,400	Atwood Oceanics, Inc. #	711,480		Total Financials	27,852,871

10,000	Cimarex Energy Company *	360,200
34,400	Forest Oil Corporation #*	1,122,816	Health Care (5.7%)
13,300	Lone Star Technologies, Inc. #	642,124	8,600	Analogic Corporation	479,966
55,000	Mariner Energy, Inc. #	1,090,100	11,700	Arrow International, Inc.	418,275
42,500	TETRA Technologies, Inc. #	1,100,750	49,400	Capital Senior Living
33,500	Todco #*	1,143,355		Corporation #*	471,770
			52,500	Diversa Corporation #*	488,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

Partner Small Cap Value Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.8%)	Value	Shares	Common Stock (95.8%)	Value

Health Care — continued			55,000	Catapult Communications
44,000	Myriad Genetics, Inc. #*	$1,183,160		Corporation #*	$480,150
17,500	National Healthcare		66,800	Digitas, Inc. #*	705,408
	Corporation *	970,375	76,000	Entegris, Inc. #*	851,960
49,500	Owens & Minor, Inc.	1,559,745	66,500	GSI Group, Inc. #*	608,475
26,000	Pharmion Corporation #*	635,700	153,000	Lattice Semiconductor
27,900	West Pharmaceutical			Corporation #*	950,130
	Services, Inc.	1,172,916	8,500	Littelfuse, Inc. #	287,810

	Total Health Care	7,380,682	146,000	LookSmart, Ltd. #*	532,900

			47,000	Methode Electronics, Inc. *	520,290
Industrials (22.6%)			97,800	MPS Group, Inc. #*	1,491,450
44,000	Accuride Corporation #*	541,200	46,300	Progress Software Corporation #	1,332,977
14,700	Ameron International Corporation 1,076,775		122,000	S1 Corporation #*	602,680
38,000	Belden CDT, Inc. *	1,375,600	13,200	Safeguard Scientifics, Inc. #*	32,208
40,800	Builders Firstsource, Inc. #*	645,456	35,400	SPSS, Inc. #	979,518
44,000	C&D Technologies, Inc. *	218,240	35,000	StarTek, Inc. *	477,400

31,200	Circor International, Inc.	1,028,664		Total Information
34,100	Dollar Thrifty Automotive			Technology	11,994,901

	Group, Inc. #*	1,369,456
17,000	EDO Corporation *	406,470	Materials (10.0%)
46,300	Electro Rent Corporation #	765,339	33,500	Airgas, Inc.	1,266,635
18,700	ElkCorp *	469,744	24,200	AptarGroup, Inc. *	1,328,822
23,500	Franklin Electric Company, Inc. *	1,267,590	36,500	Arch Chemicals, Inc.	1,221,290
42,200	FTI Consulting, Inc. #*	1,198,902	14,000	Carpenter Technology
28,900	G & K Services, Inc. *	1,101,379		Corporation *	1,497,860
53,500	Genesee & Wyoming, Inc. #*	1,502,815	14,500	Chesapeake Corporation *	224,895
17,500	Genlyte Group, Inc. #	1,352,050	8,700	Deltic Timber Corporation	442,917
64,500	Hub Group, Inc. #	1,751,820	17,100	Florida Rock Industries, Inc. *	733,590
26,200	IDEX Corporation	1,228,780	48,700	Gibraltar Industries, Inc. *	1,028,057
47,500	Insituform Technologies, Inc. #*	1,110,075	27,400	Innospec, Inc.	917,352
50,700	JLG Industries, Inc.	1,401,855	11,500	MacDermid, Inc.	384,675
49,500	Kirby Corporation #*	1,733,985	35,700	Metal Management, Inc. *	981,036
30,400	LSI Industries, Inc.	545,680	10,600	Minerals Technologies, Inc.	584,696
23,800	Macquarie Infrastructure		51,200	Myers Industries, Inc.	927,744
	Company Trust *	709,954	71,500	Stillwater Mining Company #*	768,625
48,400	McGrath Rentcorp *	1,306,800	51,600	Wausau-Mosinee Paper
31,200	Nordson Corporation	1,436,760		Corporation *	699,696

56,800	Synagro Technologies, Inc. *	245,376		Total Materials	13,007,890

79,200	Vitran Corporation, Inc. #	1,330,560
23,500	Waste Connections, Inc. #*	956,215	Telecommunications Services (0.6%)
37,300	Woodward Governor Company	1,331,983	91,500	Premiere Global Services, Inc. #*	761,280

	Total Industrials	29,409,523		Total Telecommunications

				Services	761,280

Information Technology (9.2%)
22,500	ATMI, Inc. #*	713,025
100,600	Brooks Automation, Inc. #	1,428,520

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

Partner Small Cap Value Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.8%)	Value

Utilities (5.4%)
29,900	Black Hills Corporation *	$1,031,849
56,000	Cleco Corporation *	1,439,200
40,000	El Paso Electric Company #	934,400
42,700	Southwest Gas Corporation	1,532,076
32,700	UniSource Energy Corporation *	1,163,466
34,400	Vectren Corporation	999,664

	Total Utilities	7,100,655

	Total Common Stock
	(cost $101,593,224)	124,789,722

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.9%)	Rate (+)	Date	Value

33,691,335	Thrivent Financial Securities Lending Trust	5.300%	N/A	$33,691,335

	Total Collateral Held for Securities Loaned
	(cost $33,691,335)			33,691,335

		Interest	Maturity
Shares	Short-Term Investments (4.2%)	Rate (+)	Date	Value

5,523,074	Thrivent Money Market Fund	4.600%	N/A	$5,523,074

	Total Short-Term Investments (at amortized cost)			5,523,074

	Total Investments (cost $140,807,633) 125.9%			$164,004,131

	Other Assets and Liabilities, Net (25.9%)			(33,759,490)

	Total Net Assets 100.0%			$130,244,641

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$27,828,891
Gross unrealized depreciation	(4,776,997)

Net unrealized appreciation (depreciation)	$23,051,894
Cost for federal income tax purposes	$140,952,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

Small Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Consumer Discretionary (13.0%)			64,100	Performance Food Group
48,300	AnnTaylor Stores Corporation #	$2,126,166		Company #*	$1,863,387
32,200	Autoliv, Inc.	1,831,214	87,100	Reddy Ice Holdings, Inc.	2,090,400

26,000	Children’s Place Retail			Total Consumer Staples	14,343,417

	Stores, Inc. #*	1,824,940
49,000	Coldwater Creek, Inc. #*	1,494,010	Energy (4.7%)
50,500	Desarrolladora Homex ADR #	2,216,950	38,200	Cimarex Energy Company	1,375,964
58,400	DreamWorks Animation		80,900	Denbury Resources, Inc. #	2,325,066
	SKG, Inc. #*	1,544,680	44,200	Energy Transfer Partners, LP	2,163,148
59,100	DSW, Inc. #*	2,044,860	76,500	Frontier Oil Corporation	2,249,100
49,600	GameStop Corporation #*	2,532,576	117,700	Global Industries, Ltd. #*	1,953,820
73,200	Genesco, Inc. #*	2,750,124	94,300	Key Energy Services, Inc. #	1,320,200
125,200	Gentex Corporation *	1,991,932	32,600	Lufkin Industries, Inc.	1,967,084
97,881	Golf Galaxy, Inc. #*	1,519,113	42,800	Oil States International, Inc. #	1,242,912
152,500	Imax Corporation #*	745,725	26,700	Overseas Shipholding
161,400	Interface, Inc. #	2,348,370		Group, Inc. *	1,670,085
61,200	Jackson Hewitt Tax Service, Inc.	2,117,520	12,300	Penn Virginia Corporation *	880,065
70,050	Joseph A. Bank Clothiers, Inc. #*	2,079,784	75,662	Petrohawk Energy Corporation #	857,250
32,800	Laureate Education, Inc. #*	1,729,216	24,600	Petroleum Development
50,900	Life Time Fitness, Inc. #*	2,622,877		Corporation #	1,135,290
45,800	Meredith Corporation	2,404,500	67,828	Range Resources Corporation	1,841,530
53,500	Modine Manufacturing		87,300	Superior Energy Services, Inc. #	2,732,490
	Company *	1,273,835	38,700	Teekay Shipping Corporation *	1,590,957
91,000	Penn National Gaming, Inc. #*	3,327,870	33,300	Todco #*	1,136,529

78,025	Pool Corporation *	3,197,464		Total Energy	26,441,490

156,400	Quiksilver, Inc. #*	2,181,780
57,400	R.H. Donnelley Corporation #*	3,456,628	Financials (20.2%)
62,700	Red Robin Gourmet		49,950	Affiliated Managers
	Burgers, Inc. #*	3,024,648		Group, Inc. #*	5,001,993
105,800	Scientific Games Corporation #*	2,965,574	30,100	Alabama National
88,050	Shuffle Master, Inc. #*	2,463,639		BanCorporation	2,042,285
139,100	Sonic Corporation #	3,164,525	31,400	Alexandria Real Estate
58,500	Steiner Leisure, Ltd. #*	2,669,940		Equities, Inc. *	3,130,580
219,600	Texas Roadhouse, Inc. #*	3,173,220	22,700	Apartment Investment &
41,900	Tractor Supply Company #*	2,028,798		Management Company	1,301,164
130,200	Wolverine World Wide, Inc.	3,692,472	89,700	Argonaut Group, Inc. #	3,050,697

	Total Consumer		196,500	Ashford Hospitality Trust	2,530,920
	Discretionary	72,544,950	140,000	Assured Guaranty, Ltd.	3,523,800

			109,600	BioMed Realty Trust, Inc.	3,532,408
Consumer Staples (2.6%)			61,711	BOK Financial Corporation	3,171,945
176,500	Casey’s General Stores, Inc.	4,283,655	59,600	Cardinal Financial Corporation *	613,880
60,600	Central Garden & Pet		94,000	Center Financial Corporation *	2,271,040
	Company #*	3,028,182	52,400	Cullen/Frost Bankers, Inc.	2,837,984
40,500	Dean Foods Company #*	1,696,545	58,200	Delphi Financial Group, Inc.	2,284,350
79,200	Elizabeth Arden, Inc. #	1,381,248	113,200	Dollar Financial Corporation #	2,628,504
			56,100	EastGroup Properties, Inc. *	2,986,203

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

Small Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Financials — continued			42,800	Dade Behring Holdings, Inc.	$1,559,204
54,100	Endurance Specialty		130,800	Dexcom, Inc. #*	1,151,040
	Holdings, Ltd.	$1,928,665	48,700	Digene Corporation #	2,261,141
103,100	FelCor Lodging Trust, Inc.	2,140,356	57,600	Endo Pharmaceutical
32,700	First Community Bancorp, Inc.	1,748,469		Holdings, Inc. #	1,643,904
57,500	Greenhill & Company, Inc. *	3,906,550	39,200	Genesis Healthcare Corporation #	1,898,456
177,050	HCC Insurance Holdings, Inc. *	5,959,505	22,300	Henry Schein, Inc. #*	1,108,087
55,800	Home Properties, Inc.	3,524,886	30,700	Hologic, Inc. #	1,478,205
52,700	iShares Russell Microcap		201,200	Indevus Pharmaceuticals, Inc. #*	1,374,196
	Index Fund *	2,979,131	30,100	Integra LifeSciences Holdings
54,184	Mercantile Bank Corporation	2,149,479		Corporation #*	1,111,593
61,000	Mid-America Apartment		14,400	Intuitive Surgical, Inc. #*	1,428,192
	Communities, Inc.	3,882,650	51,300	inVentiv Health, Inc. #	1,467,180
105,400	Nationwide Health		40,700	LifePoint Hospitals, Inc. #	1,444,850
	Properties, Inc.	3,029,196	204,600	NeoPharm, Inc. #*	1,481,304
145,610	Nexity Financial Corporation #	1,923,508	70,300	NuVasive, Inc. #*	1,652,753
96,300	Philadelphia Consolidated		12,500	Orthofix International NV #	556,750
	Holding Corporation #	3,767,256	57,300	Pediatrix Medical Group, Inc. #	2,574,489
27,700	Piper Jaffray Companies #	1,915,455	55,900	Pharmaceutical Product
117,700	Platinum Underwriters			Development, Inc.	1,769,235
	Holdings, Ltd.	3,514,522	146,400	PSS World Medical, Inc. #	2,945,568
39,300	Portfolio Recovery		74,600	Psychiatric Solutions, Inc. #*	2,476,720
	Associates, Inc. #*	1,832,166	42,500	ResMed, Inc. #*	1,869,575
140,200	PowerShares Zacks Micro		48,700	Respironics, Inc. #	1,720,084
	Cap Portfolio	2,403,028	203,875	Savient Pharmaceuticals, Inc. #*	1,551,489
70,300	ProAssurance Corporation #	3,423,610	33,600	Triad Hospitals, Inc. #*	1,244,208
21,900	Selective Insurance Group, Inc.	1,209,975	16,000	Universal Health Services, Inc.	847,200
56,800	Senior Housing Property Trust *	1,302,424	42,900	Varian, Inc. #	2,011,581
22,100	SL Green Realty Corporation	2,675,205	89,900	VCA Antech, Inc. #*	2,910,063
50,400	Sovran Self Storage, Inc.	2,972,592	30,200	Ventana Medical Systems, Inc. #*	1,219,778
139,200	Sterling Bancshares, Inc.	2,548,752	40,200	Vertex Pharmaceuticals, Inc. #*	1,632,120
113,700	Strategic Hotel Capital, Inc. *	2,418,399	36,450	Wellcare Health Plans, Inc. #*	2,141,438

61,200	Tower Group, Inc. *	2,163,420		Total Health Care	56,968,843

88,600	U-Store-It Trust *	1,945,656
63,350	Virginia Commerce		Industrials (18.1%)
	Bancorp, Inc. #*	1,289,806	34,400	American Commercial
82,877	Washington Federal, Inc. *	1,926,061		Lines, Inc. #*	2,206,760
27,600	Westamerica Bancorporation *	1,375,860	142,500	Baldor Electric Company *	4,571,400

	Total Financials	112,764,335	150,600	Beacon Roofing Supply, Inc. #*	2,981,880

			74,800	CLARCOR, Inc.	2,436,984
Health Care (10.2%)			74,000	DRS Technologies, Inc. *	3,272,280
24,100	ArthroCare Corporation #*	973,881	70,300	ElkCorp *	1,765,936
122,600	BioMarin Pharmaceutical, Inc. #*	1,965,278	110,900	Gardner Denver, Inc. #	3,769,491
36,700	Conor Medsystems, Inc. #*	901,352	75,000	GATX Corporation *	3,267,750
31,800	Cooper Companies, Inc. *	1,832,634	135,806	Genesee & Wyoming, Inc. #*	3,814,791
25,000	Covance, Inc. #*	1,462,500	59,900	Genlyte Group, Inc. #	4,627,874
58,500	Cubist Pharmaceuticals, Inc. #*	1,302,795	118,100	Hub Group, Inc. #	3,207,596

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

Small Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Industrials — continued			69,900	Global Payments, Inc.	$3,055,329
88,400	Huron Consulting Group, Inc. #	$3,532,464	82,500	Hyperion Solutions Corporation #	3,085,500
80,750	IDEX Corporation	3,787,175	117,600	Informatica Corporation #*	1,457,064
158,500	Interline Brands, Inc. #	3,794,490	151,000	Insight Enterprises, Inc. #	3,244,990
26,800	Jacobs Engineering Group, Inc. #	2,024,472	162,400	Integrated Device
87,600	JB Hunt Transport Services, Inc. *	1,895,664		Technology, Inc. #	2,574,040
115,600	JetBlue Airways Corporation #*	1,451,936	171,300	Ixia #*	1,567,395
69,200	Kirby Corporation #*	2,424,076	106,400	J2 Global Communication, Inc. #*	2,919,616
156,100	Labor Ready, Inc. #	2,733,311	69,150	Kronos, Inc. #*	2,344,185
47,500	Landstar System, Inc.	2,205,900	153,500	Micrel, Inc. #*	1,713,060
60,800	Manitowoc Company, Inc.	3,336,704	79,864	MoneyGram International, Inc.	2,732,147
87,200	McGrath Rentcorp *	2,354,400	198,700	MPS Group, Inc. #	3,030,175
50,700	MSC Industrial Direct		60,559	Nanometrics, Inc. #	627,391
	Company, Inc.	2,074,644	111,200	Packeteer, Inc. #	1,246,552
129,500	Pacer International, Inc.	3,974,355	122,440	Parametric Technology
72,100	Pall Corporation *	2,299,990		Corporation #	2,392,478
85,400	Roper Industries, Inc. *	4,086,390	152,700	Photronics, Inc. #*	2,136,273
119,300	SkyWest, Inc. *	3,180,538	40,000	Polycom, Inc. #	1,096,000
100,050	Standard Parking Corporation #*	3,478,738	222,400	Powerwave Technologies, Inc. #*	1,447,824
133,700	URS Corporation #	5,402,817	77,900	Progress Software Corporation #	2,242,741
97,550	Waste Connections, Inc. #	3,969,310	107,300	QLogic Corporation #	2,208,234
94,100	Watson Wyatt Worldwide, Inc.	4,248,615	27,000	Red Hat, Inc. #*	442,260
44,000	WESCO International, Inc. #	2,871,880	181,200	Sapient Corporation #*	987,540

	Total Industrials	101,050,611	80,200	ScanSource, Inc. #*	2,517,478

			106,100	Silicon Image, Inc. #	1,255,163
Information Technology (18.4%)			274,600	STATS ChipPAC, Ltd. #*	1,729,980
47,300	ADTRAN, Inc.	1,094,522	166,100	Stellent, Inc.	1,855,337
83,958	Avnet, Inc. #*	1,988,125	45,400	Sybase, Inc. #	1,105,490
80,000	Avocent Corporation #*	2,936,800	251,100	TIBCO Software, Inc. #*	2,322,675
178,100	Axcelis Technologies, Inc. #*	1,228,890	72,800	Trimble Navigation, Ltd. #	3,364,816
145,600	BEA Systems, Inc. #	2,368,912	75,150	Varian Semiconductor Equipment
113,500	Benchmark Electronics, Inc. #	3,013,425		Associates, Inc. #	2,742,224
359,800	Brocade Communications #*	2,917,978	75,600	ViaSat, Inc. #	2,051,784
62,600	Business Objects SA ADR #*	2,318,704	337,900	Vitria Technology, Inc. #*	905,572
31,500	CACI International, Inc. #*	1,812,510	122,800	webMethods, Inc. #*	923,456
149,400	CNET Networks, Inc. #*	1,335,636	199,500	Wind River Systems, Inc. #*	2,190,510
41,813	Cymer, Inc. #*	1,937,196	59,300	Zebra Technologies Corporation #*	2,210,111

59,600	Cypress Semiconductor			Total Information
	Corporation #*	1,000,684		Technology	102,996,750

31,750	Diodes, Inc. #*	1,398,270
198,300	ECI Telecom, Ltd. #	1,471,386	Materials (6.0%)
281,700	Entrust, Inc. #	1,059,192	100,500	Airgas, Inc.	3,799,905
74,373	Euronet Worldwide, Inc. #*	2,210,366	55,600	Albemarle Corporation	3,615,668
26,400	F5 Networks, Inc. #*	1,747,416	84,106	Bemis Company, Inc. *	2,827,644
76,900	Fairchild Semiconductor		28,257	Century Aluminum Company #*	1,099,762
	International, Inc. #	1,238,859	78,700	Commercial Metals Company	2,094,207
68,644	FLIR Systems, Inc. #*	2,192,489	36,300	Eagle Materials, Inc. *	1,332,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

Small Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value

Materials — continued			Utilities (2.2%)
39,500	FMC Corporation	$2,707,725	45,400	AGL Resources, Inc. *	$1,702,500
71,100	Lubrizol Corporation	3,199,500	75,961	Aqua America, Inc. *	1,842,054
60,600	Pactiv Corporation #	1,868,904	80,100	Piedmont Natural Gas
157,200	RPM International, Inc. *	3,010,380		Company, Inc. *	2,162,700
26,900	RTI International Metals, Inc. #*	1,649,508	71,800	PNM Resources, Inc.	2,021,888
71,100	Silgan Holdings, Inc.	2,941,407	84,100	Vectren Corporation	2,443,946
55,400	Steel Dynamics, Inc. *	3,330,094	87,400	Westar Energy, Inc.	2,212,968

	Total Materials	33,476,914		Total Utilities	12,386,056

Telecommunications Services (0.5%)				Total Common Stock
146,450	Iowa Telecommunications			(cost $434,753,066)	535,893,579

	Services, Inc. *	2,920,213

	Total Telecommunications
	Services	2,920,213

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.9%)		Rate (+)	Date	Value

144,848,275	Thrivent Financial Securities Lending Trust		5.300%	N/A	$144,848,275

	Total Collateral Held for Securities Loaned
	(cost $144,848,275)				144,848,275

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (5.5%)		Rate (+)	Date	Value

$6,000,000	Cintas Corporation		5.300%	11/1/2006	$6,000,000
1,000,000	Federal National Mortgage Association		5.200	2/7/2007	986,171
2,125,000	GOVCO, Inc.		5.260	11/14/2006	2,120,964
3,000,000	Jupiter Securitization Company, LLC		5.300	11/17/2006	2,992,987
2,000,000	Jupiter Securitization Company, LLC		5.260	11/27/2006	1,992,402
801,000	Preferred Receivables Funding Corporation		5.300	11/3/2006	800,764
2,000,000	Preferred Receivables Funding Corporation		5.265	11/13/2006	1,996,490
13,918,906	Thrivent Money Market Fund		4.600	N/A	13,918,906

	Total Short-Term Investments (cost $30,808,491)				30,808,684

	Total Investments (cost $610,409,832) 127.3%				$711,550,538

	Other Assets and Liabilities, Net (27.3%)				(152,676,062)

	Total Net Assets 100.0%				$558,874,476

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$108,407,771
Gross unrealized depreciation	(9,337,206)

Net unrealized appreciation (depreciation)	$99,070,565
Cost for federal income tax purposes	$612,479,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Consumer Discretionary (15.9%)			3,900	K2, Inc. #*	$53,274
1,100	4Kids Entertainment, Inc. #*	$19,987	2,200	Kellwood Company *	67,320
3,975	Aaron Rents, Inc.	98,898	1,400	Keystone Automotive
2,550	ADVO, Inc. ∈	74,868		Industries, Inc. #	53,844
2,500	Arbitron, Inc. *	105,000	2,200	K-Swiss, Inc.	77,704
1,100	Arctic Cat, Inc. *	19,701	1,500	Landry’s Restaurants, Inc. *	43,950
1,400	Ashworth, Inc. #	9,828	4,300	La-Z-Boy, Inc. *	52,675
1,600	Audiovox Corporation #	20,992	1,200	Lenox Group, Inc. #	7,212
3,100	Aztar Corporation #	166,067	1,200	Libbey, Inc. *	13,800
1,000	Bassett Furniture Industries, Inc.	16,520	5,400	Live Nation, Inc. #	114,804
2,800	Bright Horizons Family		3,700	LKQ Corporation #*	85,618
	Solutions, Inc. #	107,576	1,600	Lone Star Steakhouse & Saloon, Inc.	43,680
2,300	Brown Shoe Company, Inc.	89,608	1,100	M/I Homes, Inc. *	39,512
2,500	Building Materials Holding		1,700	Marcus Corporation *	42,483
	Corporation *	65,150	1,500	MarineMax, Inc. #*	42,765
2,650	Cato Corporation	60,658	4,500	Men’s Wearhouse, Inc. *	179,325
2,850	CEC Entertainment, Inc. #	98,240	1,800	Meritage Homes Corporation #*	82,404
6,400	Champion Enterprises, Inc. #*	59,264	900	Midas, Inc. #	18,567
1,900	Children’s Place Retail		2,200	Monaco Coach Corporation *	26,268
	Stores, Inc. #*	133,361	2,300	Multimedia Games, Inc. #*	21,597
3,100	Christopher & Banks Corporation *	83,669	400	National Presto Industries, Inc. *	24,492
1,200	Coachmen Industries, Inc. *	13,416	2,700	Nautilus Group, Inc. *	38,151
1,900	Cost Plus, Inc. #*	22,705	420	NVR, Inc. #*	235,830
400	CPI Corporation	18,884	1,900	O’Charley’s, Inc. #	37,791
2,800	Crocs, Inc. #*	110,936	1,200	Oxford Industries, Inc. *	63,336
900	Deckers Outdoor Corporation #*	47,853	2,300	P.F. Chang’s China Bistro, Inc. #*	96,186
3,700	Dress Barn, Inc. #*	80,364	2,600	Panera Bread Company #*	160,680
1,500	Drew Industries, Inc. #	40,725	2,000	Papa John’s International, Inc. #*	73,400
2,700	Ethan Allen Interiors, Inc. *	96,174	4,500	Pep Boys — Manny, Moe & Jack *	63,810
3,500	Finish Line, Inc. *	45,360	2,000	PetMed Express, Inc. #*	25,000
5,200	Fleetwood Enterprises, Inc. #*	37,128	4,500	Phillips-Van Heusen Corporation	205,920
3,800	Fossil, Inc. #*	82,992	4,000	Pinnacle Entertainment, Inc. #	121,040
3,300	Fred’s, Inc. *	43,164	3,400	Polaris Industries, Inc. *	145,588
1,800	Genesco, Inc. #*	67,626	4,375	Pool Corporation *	179,288
2,000	Group 1 Automotive, Inc. *	114,620	800	Pre-Paid Legal Services, Inc. *	33,960
2,500	Guitar Center, Inc. #*	108,425	9,900	Quiksilver, Inc. #*	138,105
2,700	Gymboree Corporation #*	125,442	6,400	Radio One, Inc. #*	43,456
1,700	Hancock Fabrics, Inc. #*	5,644	2,800	RARE Hospitality
1,800	Haverty Furniture Companies, Inc. *	28,440		International, Inc. #	88,228
2,650	Hibbett Sporting Goods, Inc. #*	77,486	1,800	RC2 Corporation #	81,324
3,575	Hot Topic, Inc. #*	36,143	1,300	Red Robin Gourmet Burgers, Inc. #*	62,712
1,300	IHOP Corporation	67,821	1,000	Russ Berrie and Company, Inc. #	15,160
3,900	Interface, Inc. #	56,745	3,600	Ryan’s Restaurant Group, Inc. #	58,356
2,900	Jack in the Box, Inc. #	162,719	4,450	Select Comfort Corporation #*	95,141
2,200	JAKKS Pacific, Inc. #*	47,718	2,875	Shuffle Master, Inc. #*	80,442
2,010	Jo-Ann Stores, Inc. #*	36,582	2,000	Skechers USA, Inc. #*	59,780
1,450	Joseph A. Bank Clothiers, Inc. #*	43,050	600	Skyline Corporation	23,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Consumer Discretionary — continued			1,300	Sanderson Farms, Inc. *	$34,489
2,400	Sonic Automotive, Inc.	$63,120	3,100	Spectrum Brands, Inc. #*	30,132
5,875	Sonic Corporation #	133,656	2,500	TreeHouse Foods, Inc. #*	63,400
2,200	Stage Stores, Inc. *	71,302	3,500	United Natural Foods, Inc. #*	122,150
1,700	Stamps.com, Inc. #*	27,285	700	USANA Health Sciences, Inc. #*	31,444
900	Standard Motor Products, Inc.	9,972	1,400	WD-40 Company	47,586

5,400	Standard Pacific Corporation *	130,842		Total Consumer Staples	1,688,895

2,400	Steak n Shake Company #	44,616
2,300	Stein Mart, Inc.	37,651	Energy (7.4%)
3,000	Stride Rite Corporation *	44,250	2,300	Atwood Oceanics, Inc. #*	106,260
1,900	Sturm, Ruger & Company, Inc. #*	15,827	1,900	Bristow Group, Inc. #	63,080
1,900	Superior Industries		4,100	Cabot Oil & Gas Corporation ∈	216,931
	International, Inc. *	32,110	1,700	Carbo Ceramics, Inc. *	57,290
2,900	Tractor Supply Company #*	140,418	6,800	Cimarex Energy Company *	244,936
5,100	Triarc Companies, Inc. *	85,629	2,000	Dril-Quip, Inc. #*	78,760
2,400	Tuesday Morning Corporation *	39,600	9,200	Frontier Oil Corporation	270,480
2,700	Tween Brands, Inc. #	112,914	7,516	Helix Energy Solutions
2,000	Universal Technical			Group, Inc. #*	242,754
	Institute, Inc. #*	39,960	1,700	Hydril Company #*	102,085
900	Vertrue, Inc. #*	40,473	5,700	Input/Output, Inc. #*	63,897
2,500	Winnebago Industries, Inc. *	83,225	2,500	Lone Star Technologies, Inc. #	120,700
2,000	WMS Industries, Inc. #*	70,660	1,300	Lufkin Industries, Inc.	78,442
4,550	Wolverine World Wide, Inc. *	129,038	6,600	Massey Energy Company *	166,650
3,900	Zale Corporation #*	112,476	1,800	NS Group, Inc. #	117,648

	Total Consumer		4,400	Oceaneering International, Inc. #∈	158,356
	Discretionary	7,630,245	1,600	Penn Virginia Corporation	114,480

			1,400	Petroleum Development
Consumer Staples (3.5%)				Corporation #	64,610
7,200	Alliance One International, Inc. *	34,704	1,800	SEACOR Holdings, Inc. #	161,064
1,500	American Italian Pasta Company #*	11,235	4,600	St. Mary Land & Exploration
4,100	Casey’s General Stores, Inc.	99,507		Company *	171,534
6,000	Corn Products International, Inc. *	217,140	2,400	Stone Energy Corporation #	93,528
2,900	Delta & Pine Land Company *	117,479	2,500	Swift Energy Company #	116,800
4,275	Flowers Foods, Inc.	116,152	5,900	TETRA Technologies, Inc. #*	152,810
1,600	Great Atlantic & Pacific Tea		3,900	Unit Corporation #	180,921
	Company, Inc. *	44,272	2,900	Veritas DGC, Inc. #	208,829
3,100	Hain Celestial Group, Inc. #	87,513	2,400	W-H Energy Services, Inc. #*	112,392
1,100	J & J Snack Foods Corporation	36,751	2,400	World Fuel Services Corporation	103,248

2,600	Lance, Inc. *	50,752		Total Energy	3,568,485

2,300	Longs Drug Stores Corporation *	98,992
1,100	Nash Finch Company *	28,545	Financials (16.2%)
4,600	NBTY, Inc. #	127,972	2,600	Acadia Realty Trust ∈	66,430
1,100	Peet’s Coffee & Tea, Inc. #*	29,425	1,700	Anchor BanCorp Wisconsin, Inc.	49,368
2,800	Performance Food Group		5,000	Bank Mutual Corporation ∈	60,600
	Company #*	81,396	3,900	BankAtlantic Bancorp, Inc. *	51,090
4,600	Playtex Products, Inc. #*	64,124	2,700	BankUnited Financial Corporation *	72,819
2,300	Ralcorp Holdings, Inc. #	113,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Financials — continued			1,900	LTC Properties, Inc.	$51,490
3,000	Boston Private Financial		2,300	MAF Bancorp, Inc.	99,107
	Holdings, Inc. *	$82,920	2,000	Mid-America Apartment
5,100	Brookline Bancorp, Inc. *	67,983		Communities, Inc.	127,300
2,400	Cash America International, Inc. *	99,192	1,800	Nara Bancorp, Inc.	34,200
2,600	Central Pacific Financial		4,800	National Retail Properties, Inc. *	107,856
	Corporation *	95,654	3,750	New Century Financial
3,875	Chittenden Corporation	114,274		Corporation *	147,675
3,800	Colonial Properties Trust	191,482	1,100	Parkway Properties, Inc. *	54,274
2,400	Community Bank System, Inc. *	59,640	4,800	Philadelphia Consolidated
3,500	Delphi Financial Group, Inc. *	137,375		Holding Corporation #	187,776
2,350	Dime Community Bancshares	32,782	1,800	Piper Jaffray Companies #	124,470
1,600	Downey Financial Corporation *	110,208	1,400	Portfolio Recovery
5,100	East West Bancorp, Inc.	186,201		Associates, Inc. #*	65,268
1,900	EastGroup Properties, Inc.	101,137	1,800	Presidential Life Corporation *	42,480
2,200	Entertainment Properties Trust	121,000	1,400	PrivateBancorp, Inc. *	57,498
1,900	Essex Property Trust, Inc. *	253,232	2,700	ProAssurance Corporation #	131,490
1,800	Fidelity Bankshares, Inc. *	71,424	2,200	Prosperity Bancshares, Inc. *	76,318
2,300	Financial Federal Corporation *	63,296	2,755	Provident Bankshares Corporation	99,566
6,600	First BanCorp	65,340	1,300	PS Business Parks, Inc.	85,605
5,100	First Commonwealth Financial		6,225	Republic Bancorp, Inc. *	83,290
	Corporation *	68,187	2,200	Rewards Network, Inc. #*	12,452
1,200	First Indiana Corporation	30,624	1,800	RLI Corporation	97,578
4,100	First Midwest Bancorp, Inc.	155,923	1,200	Safety Insurance Group, Inc. *	60,012
2,600	First Republic Bank	101,244	800	SCPIE Holdings, Inc. #	22,440
1,300	FirstFed Financial Corporation #*	80,301	2,500	Selective Insurance Group, Inc.	138,125
3,300	Flagstar Bancorp, Inc. *	49,599	5,200	Senior Housing Property Trust	119,236
1,900	Franklin Bank Corporation #*	38,399	6,300	South Financial Group, Inc. *	167,139
5,600	Fremont General Corporation *	81,368	1,500	Sovran Self Storage, Inc.	88,470
2,600	Glacier Bancorp, Inc.	90,792	1,600	Sterling Bancorp	31,168
2,600	Glenborough Realty Trust, Inc. *	67,548	3,750	Sterling Bancshares, Inc.	68,662
3,400	Hanmi Financial Corporation	72,658	3,120	Sterling Financial Corporation	103,771
1,600	Harbor Florida Bancshares, Inc. *	72,656	1,500	Stewart Information Services
3,000	Hilb, Rogal and Hobbs Company	119,760		Corporation *	55,590
1,785	Independent Bank Corporation	42,662	4,300	Susquehanna Bancshares, Inc.	107,457
1,600	Infinity Property & Casualty		1,393	SWS Group, Inc.	38,711
	Corporation	68,832	2,100	Tradestation Group, Inc. #*	32,865
5,800	Inland Real Estate Corporation	108,402	6,133	TrustCo Bank Corporation NY *	67,770
3,500	Investment Technology		7,900	UCBH Holdings, Inc. *	135,406
	Group, Inc. #	163,450	4,800	Umpqua Holdings Corporation *	135,552
1,500	Irwin Financial Corporation *	33,255	3,100	United Bankshares, Inc.	118,389
2,700	Kilroy Realty Corporation	203,391	1,700	United Fire & Casual Company *	60,146
4,300	LaBranche & Company, Inc. #*	38,141	5,375	Whitney Holding Corporation	175,548
1,400	LandAmerica Financial		1,300	Wilshire Bancorp, Inc. *	25,714
	Group, Inc. *	88,326	2,200	Wintrust Financial Corporation *	106,172
4,400	Lexington Corporate
	Properties Trust *	93,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Financials — continued			1,600	Integra LifeSciences Holdings
1,494	World Acceptance Corporation #*	$74,685		Corporation #*	$59,088
3,000	Zenith National Insurance		3,226	Intermagnetics General
	Corporation	139,560		Corporation #	88,231

	Total Financials	7,780,966	2,600	Invacare Corporation	56,758

			2,500	inVentiv Health, Inc. #	71,500
Health Care (11.3%)			1,000	Kendle International, Inc. #*	34,620
3,500	Alpharma, Inc. ∈	77,245	900	Kensey Nash Corporation #*	27,369
1,400	Amedisys, Inc. #*	56,798	1,800	LCA-Vision, Inc. *	63,234
5,800	American Medical Systems		1,800	Matria Healthcare, Inc. #*	50,760
	Holdings, Inc. #*	103,298	3,400	Mentor Corporation *	159,120
4,300	AMERIGROUP Corporation #*	128,828	1,700	Meridian Bioscience, Inc.	39,185
3,500	AMN Healthcare Services, Inc. #	88,515	2,300	Merit Medical Systems, Inc. #*	36,363
2,400	AmSurg Corporation #*	50,448	6,500	MGI Pharma, Inc. #*	123,695
1,100	Analogic Corporation *	61,391	1,900	Noven Pharmaceuticals, Inc. #*	42,199
2,400	ArQule, Inc. #	9,648	2,850	Odyssey Healthcare, Inc. #*	37,762
2,100	ArthroCare Corporation #*	84,861	1,500	Osteotech, Inc. #	7,830
2,000	BioLase Technology, Inc. #*	13,000	3,300	Owens & Minor, Inc.	103,983
1,500	Biosite, Inc. #*	68,895	1,500	Palomar Medical
1,400	Bradley Pharmaceuticals, Inc. #*	24,360		Technologies, Inc. #*	70,635
2,200	Cambrex Corporation *	51,480	2,200	PAREXEL International
3,600	Centene Corporation #*	84,924		Corporation #	65,120
5,400	Cerner Corporation #*	260,874	4,000	Pediatrix Medical Group, Inc. #	179,720
2,100	Chemed Corporation *	74,529	2,820	Per-Se Technologies, Inc. #*	69,034
1,200	CNS, Inc.	44,460	1,600	Pharmnet Development Group #*	29,920
2,400	CONMED Corporation #	53,256	1,900	PolyMedica Corporation	78,945
2,900	Connetics Corporation #	49,416	1,400	Possis Medical, Inc. #	15,288
3,700	Cooper Companies, Inc. *	213,231	4,700	Regeneron Pharmaceuticals, Inc. #*	94,235
1,800	Cross Country Healthcare, Inc. #*	34,848	1,400	RehabCare Group, Inc. #*	18,004
1,850	CryoLife, Inc. #*	11,026	6,100	Respironics, Inc. #	215,452
1,700	Cyberonics, Inc. #*	30,651	3,800	Savient Pharmaceuticals, Inc. #*	28,918
1,000	Datascope Corporation	35,870	2,400	Sciele Pharma, Inc. #*	52,344
3,600	Dendrite International, Inc. #*	37,620	4,700	Sierra Health Services, Inc. #	160,928
1,600	Dionex Corporation #	87,040	3,700	Sunrise Senior Living, Inc. #*	115,477
2,000	DJO, Inc. #	80,460	1,300	SurModics, Inc. #	45,370
2,322	Enzo Biochem, Inc. #*	33,205	2,700	Theragenics Corporation #*	8,478
1,700	Genesis Healthcare Corporation #	82,331	3,700	United Surgical Partners
2,300	Gentiva Health Services, Inc. #	42,665		International, Inc. #*	91,834
1,900	Greatbatch Technologies, Inc. #*	42,731	2,600	Viasys Healthcare, Inc. #	74,490
2,300	Haemonetics Corporation #	104,880	700	Vital Signs, Inc.	39,452

2,900	Healthways, Inc. #*	122,815		Total Health Care	5,446,576

4,300	Hologic, Inc. #	207,045
5,500	Hooper Holmes, Inc. *	19,800	Industrials (17.1%)
1,200	ICU Medical, Inc. #*	50,700	1,900	A.O. Smith Corporation	66,804
2,600	IDEXX Laboratories, Inc. #	216,346	1,700	A.S.V., Inc. #*	24,837
5,512	Immucor, Inc. #	151,745	3,000	AAR Corporation #*	78,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Industrials — continued			2,200	Insituform Technologies, Inc. #*	$51,414
3,600	ABM Industries, Inc. *	$71,496	8,800	JLG Industries, Inc.	243,320
3,700	Acuity Brands, Inc. *	183,298	2,200	John H. Harland Company *	89,958
2,000	Administaff, Inc. ∈	68,900	1,900	Kaman Corporation	38,741
2,400	Albany International Corporation	80,664	6,200	Kansas City Southern, Inc. #*	176,018
800	Angelica Corporation *	16,752	2,400	Kaydon Corporation	100,320
2,400	Apogee Enterprises, Inc. *	38,616	4,400	Kirby Corporation #	154,132
3,175	Applied Industrial		4,725	Knight Transportation, Inc. *	86,090
	Technologies, Inc. *	91,250	4,300	Labor Ready, Inc. #	75,293
1,000	Applied Signal Technology, Inc. *	14,840	4,700	Landstar System, Inc. *	218,268
2,000	Arkansas Best Corporation *	81,960	400	Lawson Products, Inc.	19,364
2,600	Armor Holdings, Inc. #*	133,796	5,000	Lennox International, Inc.	134,800
1,600	Astec Industries, Inc. #*	51,024	900	Lindsay Manufacturing Company *	29,601
2,400	Baldor Electric Company *	76,992	1,400	Lydall, Inc. #	12,698
3,200	Barnes Group, Inc. *	64,160	2,500	MagneTek, Inc. #	11,900
3,625	Belden CDT, Inc. *	131,225	5,200	Manitowoc Company, Inc.	285,375
2,400	Bowne & Company, Inc.	37,512	3,100	Mesa Air Group, Inc. #*	27,590
4,300	Brady Corporation *	159,100	2,900	Mobile Mini, Inc. #*	93,293
4,200	Briggs & Stratton Corporation *	107,058	3,425	Moog, Inc. #	127,752
2,200	C&D Technologies, Inc. *	10,912	3,000	Mueller Industries, Inc. *	110,010
1,100	CDI Corporation *	26,004	1,800	NCI Building Systems, Inc. #*	107,730
1,300	Central Parking Corporation *	22,295	2,600	NCO Group, Inc. #	70,096
2,150	Ceradyne, Inc. #*	88,688	2,400	Old Dominion Freight Line #*	66,384
4,400	CLARCOR, Inc.	143,352	2,200	On Assignment, Inc. #	24,970
2,200	Coinstar, Inc. #*	66,836	2,500	Regal-Beloit Corporation	123,625
1,000	Consolidated Graphics, Inc. #	62,170	1,300	Robbins & Myers, Inc.	50,037
1,200	Cubic Corporation	25,092	1,600	School Specialty, Inc. #*	62,656
3,600	Curtiss-Wright Corporation	121,824	6,600	Shaw Group, Inc. #*	175,296
1,400	EDO Corporation *	33,474	3,000	Simpson Manufacturing
2,600	EGL, Inc. #	88,374		Company, Inc. *	85,170
1,700	ElkCorp *	42,704	5,200	SkyWest, Inc.	138,632
2,600	EMCOR Group, Inc. #*	153,790	4,600	Spherion Corporation #	33,350
1,700	EnPro Industries, Inc. #*	54,400	1,200	Standard Register Company *	16,236
2,100	Esterline Technologies		1,100	Standex International Corporation	32,032
	Corporation #*	79,170	2,800	Teledyne Technologies, Inc. #	116,816
2,500	Forward Air Corporation	81,175	4,800	Tetra Tech, Inc. #*	87,264
3,000	Frontier Airlines Holdings, Inc. #*	24,120	3,400	Toro Company *	146,744
1,700	G & K Services, Inc. *	64,787	2,400	Tredegar Corporation *	41,856
4,300	Gardner Denver, Inc. #	146,157	1,400	Triumph Group, Inc. *	67,410
4,600	GenCorp, Inc. #*	60,260	2,500	United Stationers, Inc. #	119,375
2,220	Griffon Corporation #*	54,590	1,500	Universal Forest Products, Inc. *	68,070
2,350	Healthcare Services Group, Inc.	63,873	4,300	URS Corporation #*	173,763
4,801	Heartland Express, Inc. *	78,400	1,400	Valmont Industries, Inc.	78,120
1,500	Heidrick & Struggles		1,700	Viad Corporation	62,815
	International, Inc. #	61,305	1,600	Vicor Corporation *	19,040
3,500	Hub Group, Inc. #	95,060	700	Volt Information
4,450	IDEX Corporation	208,705		Sciences, Inc. #*	27,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Industrials — continued			2,600	Daktronics, Inc. *	$61,646
2,500	Wabash National Corporation	$35,075	2,000	Digi International, Inc. #	28,040
3,850	Waste Connections, Inc. #*	156,656	2,900	Digital Insight Corporation #	89,262
2,100	Watsco, Inc. *	104,580	7,700	Digitas, Inc. #	81,312
3,500	Watson Wyatt Worldwide, Inc.	158,025	1,600	Diodes, Inc. #*	70,464
2,000	Watts Water Technologies, Inc. *	74,440	2,700	Ditech Networks, Inc. #*	21,303
1,300	Wolverine Tube, Inc. #*	3,731	2,500	DSP Group, Inc. #	54,300
2,400	Woodward Governor Company	85,704	3,900	eFunds Corporation #	96,720

	Total Industrials	8,235,206	2,400	Electro Scientific Industries, Inc. #	47,880

			4,600	Epicor Software Corporation #*	64,538
Information Technology (16.5%)			1,100	EPIQ Systems, Inc. #*	16,808
2,200	Actel Corporation #	36,058	2,900	Exar Corporation #*	37,613
9,700	Adaptec, Inc. #*	43,941	3,100	FactSet Research Systems, Inc.	157,790
2,900	Advanced Energy Industries, Inc. #	45,588	2,000	FEI Company #*	45,720
6,300	Aeroflex, Inc. #-	68,040	5,600	FLIR Systems, Inc. #*	178,864
2,600	Agilysys, Inc.	38,558	1,800	Gerber Scientific, Inc. #	26,298
2,000	Altiris, Inc. #	45,020	2,300	Gevity HR, Inc. *	51,980
2,700	Anixter International, Inc. #*	161,352	4,300	Global Imaging Systems, Inc. #*	93,611
3,100	ANSYS, Inc. #*	142,600	5,680	Global Payments, Inc.	248,273
3,000	ATMI, Inc. #-	95,070	6,100	Harmonic, Inc. #*	49,471
3,547	Avid Technology, Inc. #*	128,118	2,200	Hutchinson Technology, Inc. #*	50,930
8,300	Axcelis Technologies, Inc. #*	57,270	4,700	Hyperion Solutions Corporation #	175,780
900	Bankrate, Inc. #*	28,755	2,500	InfoSpace, Inc. #	50,525
900	Bel Fuse, Inc. *	32,058	3,950	Insight Enterprises, Inc. #	84,886
2,700	Bell Microproducts, Inc. #*	18,198	1,700	Inter-Tel, Inc. *	35,173
5,450	Benchmark Electronics, Inc. #-	144,698	2,100	Itron, Inc. #*	114,324
1,500	Black Box Corporation	66,885	4,100	J2 Global Communication, Inc. #*	112,504
1,100	Blue Coat Systems, Inc. #*	24,530	2,500	JDA Software Group, Inc. #	36,775
4,120	Brightpoint, Inc. #*	49,852	3,700	Keane, Inc. #*	42,883
6,253	Brooks Automation, Inc. #*	88,793	1,200	Keithley Instruments, Inc.	16,320
2,100	Cabot Microelectronics		2,600	Komag, Inc. #*	99,450
	Corporation #	59,955	5,600	Kopin Corporation #*	19,992
2,600	CACI International, Inc. #*	149,604	2,650	Kronos, Inc. #	89,835
2,300	Captaris, Inc. #	13,547	4,700	Kulicke and Soffa Industries, Inc. #*	42,206
1,700	Carreker Corporation #	12,444	1,900	Littelfuse, Inc. #*	64,334
800	Catapult Communications		1,500	LoJack Corporation #*	29,940
	Corporation #	6,984	2,300	Manhattan Associates, Inc. #	67,919
3,900	C-COR, Inc. #*	38,961	1,500	ManTech International
3,200	Checkpoint Systems, Inc. #	58,272		Corporation #	51,090
4,600	CIBER, Inc. #*	31,510	1,800	MapInfo Corporation #	24,174
3,800	Cognex Corporation	87,514	1,800	MAXIMUS, Inc.	50,238
2,500	Coherent, Inc. #*	80,575	1,700	Mercury Computer Systems, Inc. #*	20,944
1,800	Cohu, Inc. *	35,604	3,100	Methode Electronics, Inc. *	34,317
1,900	Comtech Telecommunications		3,200	MICROS Systems, Inc. #	158,976
	Corporation #	67,735	5,900	Microsemi Corporation #*	115,640
2,900	CTS Corporation *	40,948	2,500	MIVA, Inc. #*	7,975
3,200	Cymer, Inc. #*	148,256	1,600	MTS Systems Corporation	53,264

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Information Technology — continued			2,000	ViaSat, Inc. #	$54,280
3,700	Napster, Inc. #*	$17,538	3,500	WebEx Communications, Inc. #*	134,575
1,700	Neoware Systems, Inc. #*	20,349	4,000	Websense, Inc. #	109,480
2,800	NETGEAR, Inc. #*	75,040	2,300	X-Rite, Inc. *	26,013

2,100	Network Equipment			Total Information
	Technologies, Inc. #	11,865		Technology	7,921,184

2,400	Novatel Wireless, Inc. #*	20,208
1,800	Open Solutions, Inc. #*	67,266	Materials (5.4%)
1,600	Park Electrochemical Corporation	49,152	2,100	A. Schulman, Inc. *	50,841
3,400	Paxar Corporation #*	68,068	1,000	A.M. Castle & Company	33,440
1,900	PC TEL, Inc. #	20,425	2,696	Aleris International, Inc. #	138,871
2,200	Pericom Semiconductor		1,900	AMCOL International Corporation *	49,989
	Corporation #	21,142	2,900	AptarGroup, Inc. *	159,239
2,200	Phoenix Technologies, Ltd. #*	9,658	2,000	Arch Chemicals, Inc. *	66,920
1,400	Photon Dynamics, Inc. #	16,618	1,600	Brush Engineered Materials, Inc. #*	53,856
3,500	Photronics, Inc. #*	48,965	3,200	Buckeye Technologies, Inc. #	33,248
1,400	Planar Systems, Inc. #*	16,870	2,400	Caraustar Industries, Inc. #*	25,992
3,400	Progress Software Corporation #	97,886	2,100	Carpenter Technology Corporation *	224,679
1,400	Quality Systems, Inc. *	59,416	2,000	Century Aluminum Company #*	77,840
2,200	Radiant Systems, Inc. #	24,222	3,800	Chaparral Steel Company	158,042
1,800	RadiSys Corporation #*	32,994	1,600	Chesapeake Corporation *	24,816
1,400	Rogers Corporation #	97,958	3,400	Cleveland-Cliffs, Inc. *	143,786
2,100	Rudolph Technologies, Inc. #*	37,086	800	Deltic Timber Corporation	40,728
2,200	ScanSource, Inc. #*	69,058	2,800	Georgia Gulf Corporation *	59,892
5,300	Secure Computing Corporation #*	38,054	5,000	H.B. Fuller Company	123,950
13,300	Skyworks Solutions, Inc. #*	88,179	3,500	Headwaters, Inc. #*	86,625
2,200	Sonic Solutions, Inc. #*	35,508	2,100	MacDermid, Inc.	70,245
1,600	SPSS, Inc. #	44,272	1,100	Material Sciences Corporation #	13,068
1,900	Standard Microsystems		2,198	Myers Industries, Inc.	39,828
	Corporation #	58,577	1,300	Neenah Paper, Inc. *	47,879
1,000	StarTek, Inc. *	13,640	2,500	OM Group, Inc. #	142,500
1,100	Supertex, Inc. #	48,851	3,500	OMNOVA Solutions, Inc. #*	15,330
2,400	Sykes Enterprises, Inc. #	48,696	800	Penford Corporation	13,000
3,850	Symmetricom, Inc. #*	32,610	7,600	PolyOne Corporation #	62,320
2,100	Synaptics, Inc. #*	59,556	1,400	Pope & Talbot, Inc. #*	7,630
5,950	Take-Two Interactive		900	Quaker Chemical Corporation	17,127
	Software, Inc. #*	83,240	2,975	Quanex Corporation *	99,692
2,650	TALX Corporation *	64,448	2,700	Rock-Tenn Company	55,728
3,400	Technitrol, Inc.	85,748	1,800	RTI International Metals, Inc. #*	110,376
5,400	THQ, Inc. #	162,378	2,200	Ryerson, Inc. *	53,020
1,200	Tollgrade Communications, Inc. #	9,852	1,200	Schweitzer-Mauduit
4,550	Trimble Navigation, Ltd. #*	210,301		International, Inc.	27,672
1,900	Ultratech, Inc. #*	27,151	900	Steel Technologies, Inc.	17,271
5,300	United Online, Inc. *	71,656	2,000	Texas Industries, Inc. *	124,200
4,550	Varian Semiconductor Equipment		3,400	Tronox, Inc. *	44,472
	Associates, Inc. #*	166,030
2,500	Veeco Instruments, Inc. #*	46,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

Small Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (98.6%)	Value	Shares	Common Stock (98.6%)	Value

Materials — continued			1,200	CH Energy Group, Inc. *	$62,424
3,800	Wausau-Mosinee Paper Corporation	$51,528	4,600	Cleco Corporation	118,220
2,700	Wellman, Inc. *	10,179	4,000	El Paso Electric Company #	93,440

	Total Materials	2,575,819	6,000	Energen Corporation	256,920

			600	Green Mountain Power Corporation	20,178
Telecommunications Services (0.3%)			1,900	Laclede Group, Inc. *	67,697
1,800	Commonwealth Telephone		2,300	New Jersey Resources Corporation	119,278
	Enterprises, Inc.	75,348	2,400	Northwest Natural Gas Company *	99,288
3,700	General Communication, Inc. #*	48,507	6,300	Piedmont Natural Gas

	Total Telecommunications			Company, Inc. *	170,100
	Services	123,855	2,500	South Jersey Industries, Inc.	77,325

			8,356	Southern Union Company ∈	231,294
Utilities (5.0%)			3,400	Southwest Gas Corporation *	121,992
2,500	ALLETE, Inc. *	112,750	8,800	UGI Corporation	233,200
1,400	American States Water Company	58,800	1,999	UIL Holdings Corporation	79,460
6,800	Atmos Energy Corporation *	208,964	3,000	UniSource Energy Corporation	106,740

4,000	Avista Corporation	102,960		Total Utilities	2,387,083

1,000	Cascade Natural Gas Corporation *	25,740

900	Central Vermont Public Service			Total Common Stock
	Corporation	20,313		(cost $31,927,655)	47,358,314

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

Small Cap Index Fund Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (26.0%)		Rate (+)	Date	Value

12,471,270	Thrivent Financial Securities Lending Trust		5.300%	N/A	$12,471,270

	Total Collateral Held for Securities Loaned
	(cost $12,471,270)				12,471,270

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (1.5%)		Rate (+)	Date	Value

$125,000	Federal National Mortgage Association ∈		5.200%	2/7/2007	$123,271
586,066	Thrivent Money Market Fund		4.600	N/A	586,066

	Total Short-Term Investments (cost $709,313)				709,337

	Total Investments (cost $45,108,238) 126.1%				$60,538,921

	Other Assets and Liabilities, Net (26.1%)				(12,511,809)

	Total Net Assets 100.0%				$48,027,112

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

Russell 2000 Index Mini-Futures	9	December 2006	$673,115	$693,900	$20,785

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∈ At October 31, 2006, $123,271 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,122,071 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$17,163,867
Gross unrealized depreciation	(1,988,562)

Net unrealized appreciation (depreciation)	$15,175,305
Cost for federal income tax purposes	$45,363,616

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

Mid Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (93.6%)	Value	Shares	Common Stock (93.6%)	Value

Consumer Discretionary (14.5%)			38,900	Toreador Resources Corporation #*	$844,130
8,900	Abercrombie & Fitch Company	$682,185	32,400	Ultra Petroleum Corporation #*	1,729,188
22,100	Aeropostale, Inc. #	647,751	41,800	Weatherford International, Ltd. #	1,717,144
16,800	Children’s Place Retail		51,742	XTO Energy, Inc.	2,414,282

	Stores, Inc. #	1,179,192		Total Energy	22,196,659

44,500	Chipotle Mexican Grill, Inc. #*	2,665,550
88,100	Circuit City Stores, Inc.	2,376,938	Financials (7.6%)
86,050	Coldwater Creek, Inc. #*	2,623,664	16,399	Affiliated Managers
21,515	Crocs, Inc. #*~	852,424		Group, Inc. #*	1,642,196
86,100	DeVry, Inc. #*	2,096,535	27,200	AllianceBernstein Holding, LP *	2,113,440
50,846	DSW, Inc. #*	1,759,272	51,900	Assurant, Inc.	2,733,054
1	Expedia, Inc. #	10	5,200	Chicago Mercantile Exchange
66,600	Federated Department Stores, Inc.	2,924,406		Holdings, Inc.	2,605,200
33,200	Harrah’s Entertainment, Inc.	2,467,756	126,700	E*TRADE Financial Corporation #	2,949,576
57,500	Hilton Hotels Corporation	1,662,900	47,600	East West Bancorp, Inc.	1,737,876
78,600	International Game Technology	3,341,286	39,300	Lazard, Ltd. *	1,666,320
44,700	ITT Educational Services, Inc. #*	3,082,065	29,850	Legg Mason, Inc. *	2,687,097
45,100	McCormick & Schmick’s Seafood		64,400	Nasdaq Stock Market, Inc. #*	2,301,012
	Restaurants, Inc. #	1,185,679	42,200	PartnerRe, Ltd. *	2,950,624
63,500	PETsMART, Inc.	1,827,530	3,328	Portfolio Recovery Associates, Inc. #	155,151
107,600	Staples, Inc.	2,775,004	65,900	TD Ameritrade
11,400	Starwood Hotels & Resorts			Holding Corporation *	1,085,373

	Worldwide, Inc.	681,036		Total Financials	24,626,919

120,400	Texas Roadhouse, Inc. #*	1,739,780
43,100	Tween Brands, Inc. #	1,802,442	Health Care (16.9%)
24,600	Under Armour, Inc. #*	1,140,210	59,500	Advanced Medical Optics, Inc. #*	2,430,575
130,800	Urban Outfitters, Inc. #*	2,289,000	73,400	Affymetrix, Inc. #*	1,871,700
71,400	VistaPrint, Ltd. #*	2,233,392	9,100	Allergan, Inc.	1,051,050
38,800	Volcom, Inc. #	1,271,088	24,900	Amylin Pharmaceuticals, Inc. #*	1,094,604
22,200	Wynn Resorts, Ltd. #*	1,632,588	82,500	BioMarin Pharmaceutical, Inc. #	1,322,475

	Total Consumer		34,900	Conor Medsystems, Inc. #*	857,144
	Discretionary	46,939,683	20,600	Covance, Inc. #	1,205,100

			44,375	Coventry Health Care, Inc. #	2,083,406
Consumer Staples (0.5%)			72,200	Cubist Pharmaceuticals, Inc. #*	1,607,894
75,900	Coca-Cola Enterprises, Inc.	1,520,277	41,200	Dade Behring Holdings, Inc.	1,500,916

	Total Consumer Staples	1,520,277	41,150	DaVita, Inc. #	2,289,174

			46,000	Dentsply International, Inc. *	1,438,880
Energy (6.9%)			55,100	Endo Pharmaceutical
62,500	Cameron International			Holdings, Inc. #	1,572,554
	Corporation #	3,131,250	34,400	Fisher Scientific
36,400	Diamond Offshore Drilling, Inc. *	2,519,972		International, Inc. #	2,945,328
24,200	Grant Prideco, Inc. #	914,034	28,100	Forest Laboratories, Inc. #	1,375,214
24,100	National Oilwell Varco, Inc. #	1,455,640	68,000	Gen-Probe, Inc. #	3,255,160
44,300	Peabody Energy Corporation *	1,859,271	26,800	Genzyme Corporation #	1,809,268
91,200	Range Resources Corporation	2,476,080	13,400	Gilead Sciences, Inc. #	923,260
73,700	Southwestern Energy Company #*	2,622,246	19,900	Haemonetics Corporation #*	907,440
16,900	Teekay LNG Partners, LP *	513,422	11,100	Henry Schein, Inc. #	551,559

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

Mid Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (93.6%)	Value	Shares	Common Stock (93.6%)	Value

Health Care — continued			Information Technology (24.0%)
26,800	Intuitive Surgical, Inc. #*	$2,658,024	52,200	Accenture, Ltd.	$1,717,902
24,500	Kyphon, Inc. #*	967,750	194,600	Activision, Inc. #*	3,000,732
30,800	Manor Care, Inc. *	1,478,092	92,934	Adobe Systems, Inc. #	3,554,726
23,200	Medco Health Solutions, Inc. #	1,241,200	42,300	Akamai Technologies, Inc. #*	1,982,178
69,500	NuVasive, Inc. #*	1,633,945	21,100	Alliance Data
63,300	PDL BioPharma, Inc. #*	1,337,529		Systems Corporation #	1,281,192
67,500	Pharmaceutical Product		43,400	Amdocs, Ltd. #	1,682,184
	Development, Inc.	2,136,375	41,600	Amphenol Corporation *	2,824,640
18,400	Psychiatric Solutions, Inc. #	610,880	94,100	aQuantive, Inc. #*	2,557,638
13,700	Quest Diagnostics, Inc.	681,438	42,000	Autodesk, Inc. #*	1,543,500
28,000	ResMed, Inc. #*	1,231,720	19,550	Baidu.com, Inc. #*~	1,706,324
90,400	St. Jude Medical, Inc. #	3,105,240	186,100	BEA Systems, Inc. #	3,027,847
30,600	Thermo Electron Corporation #*	1,311,822	21,250	Broadcom Corporation #*	643,238
16,500	Varian Medical Systems, Inc. #	905,190	144,600	Cadence Design Systems, Inc. #*	2,582,556
67,400	VCA Antech, Inc. #	2,181,738	46,400	CIENA Corporation #	1,090,864
30,700	Vertex Pharmaceuticals, Inc. #*	1,246,420	33,100	Citrix Systems, Inc. #	977,443

	Total Health Care	54,820,064	135,200	CNET Networks, Inc. #*	1,208,688

			42,600	Cogent, Inc. #*	489,900
Industrials (11.9%)			36,076	Cognizant Technology
62,500	American Reprographics			Solutions Corporation #	2,715,801
	Company #*	2,218,750	237,300	Compuware Corporation #	1,907,892
22,900	C.H. Robinson Worldwide, Inc.	955,846	43,100	F5 Networks, Inc. #*	2,852,789
16,700	Corporate Executive		41,800	FormFactor, Inc. #	1,595,924
	Board Company	1,499,994	39,800	Hyperion Solutions Corporation #	1,488,520
24,440	Expeditors International of		160,400	Integrated Device
	Washington, Inc.	1,158,700		Technology, Inc. #	2,542,340
24,200	Flowserve Corporation #	1,282,600	106,400	Intersil Corporation *	2,495,080
48,200	Foster Wheeler, Ltd. #*	2,166,590	104,963	JDS Uniphase Corporation #*	1,525,105
42,800	Huron Consulting Group, Inc. #	1,710,288	133,436	Juniper Networks, Inc. #*	2,297,768
37,600	ITT Corporation	2,045,064	62,880	KLA-Tencor Corporation	3,091,810
20,100	Jacobs Engineering Group, Inc. #	1,518,354	62,800	L-1 Identity Solutions, Inc. #*	898,668
26,700	Joy Global, Inc.	1,044,237	116,500	Marvell Technology Group, Ltd. #	2,129,620
39,200	Mobile Mini, Inc. #*	1,261,064	71,610	Microchip Technology, Inc. *	2,358,117
84,900	Monster Worldwide, Inc. #	3,439,299	62,200	NAVTEQ Corporation #*	2,065,040
58,700	Precision Castparts Corporation	3,995,123	52,100	Network Appliance, Inc. #	1,901,650
29,200	Robert Half International, Inc.	1,067,260	42,800	NVIDIA Corporation #	1,492,436
17,900	Rockwell Automation, Inc.	1,109,800	57,300	Oplink Communications, Inc. #*	1,134,540
26,300	Roper Industries, Inc. *	1,258,455	1,500	Optium Corporation #	30,375
34,700	Stericycle, Inc. #*	2,453,637	207,300	Powerwave Technologies, Inc. #*	1,349,523
29,300	Textron, Inc.	2,664,249	31,300	SunPower Corporation #	1,053,245
40,700	URS Corporation #	1,644,687	140,100	Tellabs, Inc. #	1,476,654
61,100	US Airways Group, Inc. #*	3,046,446	59,200	Tessera Technologies, Inc. #*	2,066,672
38,000	UTI Worldwide, Inc. *	982,300	41,100	Varian Semiconductor Equipment
				Associates, Inc. #	1,499,739

	Total Industrials	38,522,743

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

Mid Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (93.6%)	Value	Shares	Common Stock (93.6%)	Value

Information Technology — continued			Telecommunications Services (6.2%)
107,600	Western Digital Corporation #	$1,966,928	33,010	American Tower Corporation #	$1,189,020
67,800	Xilinx, Inc.	1,729,578	123,200	Broadwing Corporation #*	1,845,536

	Total Information		35,500	Crown Castle
	Technology	77,537,366		International Corporation #*	1,194,575

			118,700	Dobson Communications
Materials (5.1%)				Corporation #*	921,112
32,500	Allegheny Technologies, Inc. *	2,558,725	19,900	Embarq Corporation	962,165
68,700	Ball Corporation	2,857,233	326,500	Level 3 Communications, Inc. #*	1,727,185
73,800	Bemis Company, Inc.	2,481,156	54,400	NeuStar, Inc. #*	1,589,568
48,300	Freeport-McMoRan		47,700	NII Holdings, Inc. #*	3,101,931
	Copper & Gold, Inc.	2,921,184	39,800	Rogers Communications, Inc.	2,380,836
86,100	Mosaic Company #*	1,611,792	97,600	SBA Communications
67,500	Praxair, Inc.	4,066,875		Corporation #	2,606,896

	Total Materials	16,496,965	121,400	Time Warner Telecom, Inc. #*	2,420,716

				Total Telecommunications
				Services	19,939,540

				Total Common Stock
				(cost $262,967,378)	302,600,216

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.9%)		Rate (+)	Date	Value

83,726,366	Thrivent Financial Securities Lending Trust		5.300%	N/A	$83,726,366

		Total Collateral Held for Securities Loaned
		(cost $83,726,366)			83,726,366

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

Mid Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (6.3%)		Rate (+)	Date	Value

$6,000,000	DnB NORBank ASA		5.310%	11/1/2006	$6,000,000
14,267,466	Thrivent Money Market Fund		4.600	N/A	14,267,466

	Total Short-Term Investments (at amortized cost)				20,267,466

	Total Investments (cost $366,961,210) 125.8%				$406,594,048

	Other Assets and Liabilities, Net (25.8%)				(83,291,914)

	Total Net Assets 100.0%				$323,302,134

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Baidu.com, Inc.	59	$90.00	November 2006	($38,350)	$1,975
Crocs, Inc.	110	$40.00	November 2006	($29,150)	($2,216)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

~ All or a portion of the security was earmarked as collateral to cover options.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$44,060,120
Gross unrealized depreciation	(5,676,074)

Net unrealized appreciation (depreciation)	$38,384,046
Cost for federal income tax purposes	$368,210,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

Partner Mid Cap Value Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Consumer Discretionary (11.6%)			5,048	Equity Residential REIT	$275,671
6,854	Autoliv, Inc.	$389,787	4,189	Everest Re Group, Ltd.	415,465
3,525	Boyd Gaming Corporation	139,132	2,114	Healthcare Realty Trust, Inc.	85,617
6,394	Dow Jones & Company, Inc. *	224,365	3,530	Home Properties, Inc.	222,990
8,014	Harrah’s Entertainment, Inc.	595,681	19,994	Hudson City Bancorp, Inc. *	274,518
10,970	J.C. Penney Company, Inc.		6,396	iStar Financial, Inc.	296,327
	(Holding Company)	825,273	15,140	KeyCorp	562,300
4,508	Lamar Advertising Company #*	260,021	6,192	Liberty Property Trust	298,454
8,838	Lennar Corporation *	419,628	3,909	Lincoln National Corporation	247,479
17,276	Newell Rubbermaid, Inc. *	497,203	2,450	M&T Bank Corporation *	298,434
4,761	Ross Stores, Inc.	140,116	2,525	MGIC Investment Corporation *	148,369
4,825	Williams-Sonoma, Inc. *	164,098	5,975	Northern Trust Corporation	350,852

	Total Consumer		5,329	PartnerRe, Ltd. *	372,604
	Discretionary	3,655,304	5,608	PMI Group, Inc. *	239,181

			2,764	RenaissanceRe Holdings, Ltd. *	150,362
Consumer Staples (4.7%)			2,737	Torchmark Corporation *	168,818
6,031	Clorox Company	389,361	4,950	Zions Bancorporation	397,980

2,545	Pepsi Bottling Group, Inc.	80,473		Total Financials	9,283,140

9,068	Safeway, Inc.	266,236
10,432	Smithfield Foods, Inc. #*	280,412	Health Care (6.4%)
13,513	SUPERVALU, Inc.	451,334	8,639	Apria Healthcare Group, Inc. #*	201,202

	Total Consumer Staples	1,467,816	8,306	Charles River Laboratories

				International, Inc. #*	356,494
Energy (9.9%)			5,100	Coventry Health Care, Inc. #	239,445
12,611	BJ Services Company	380,348	6,722	Health Net, Inc. #	279,030
9,623	EOG Resources, Inc.	640,218	14,493	IMS Health, Inc. *	403,630
31,829	Range Resources Corporation	864,157	10,020	MedImmune, Inc. #*	321,041
12,490	Ultra Petroleum Corporation #	666,591	9,771	PerkinElmer, Inc.	208,709

22,900	Williams Companies, Inc.	559,447		Total Health Care	2,009,551

	Total Energy	3,110,761

			Industrials (8.5%)
Financials (29.5%)			3,228	Alliant Techsystems, Inc. #*	249,234
8,730	Ambac Financial Group, Inc.	728,868	32,228	Allied Waste Industries, Inc. #	391,570
3,774	American Capital Strategies, Ltd. *	162,886	5,609	American Standard Companies, Inc.	248,423
7,691	Apartment Investment &		2,435	Carlisle Companies, Inc.	203,785
	Management Company *	440,848	4,368	Cooper Industries, Ltd.	390,718
3,348	Assurant, Inc.	176,306	8,761	Norfolk Southern Corporation	460,566
3,327	Bear Stearns Companies, Inc.	503,541	5,593	Republic Services, Inc.	229,369
3,306	Brandywine Realty Trust *	110,288	5,537	Rockwell Collins, Inc.	321,589
11,123	CIT Group, Inc.	578,952	7,051	Swift Transportation
3,015	City National Corporation *	200,678		Company, Inc. #*	177,333

2,225	Commerce Bancshares, Inc.	110,160		Total Industrials	2,672,587

5,757	Developers Diversified Realty
	Corporation *	350,601	Information Technology (8.0%)
3,418	E*TRADE Financial Corporation #	79,571	36,766	Activision, Inc. #	566,932
8,250	Eaton Vance Corporation	256,080	5,884	Amphenol Corporation	399,524
18,328	Equity Office Properties Trust	778,940	6,536	Arrow Electronics, Inc. #	195,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

Partner Mid Cap Value Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Information Technolog — continued			Utilities (13.8%)
6,842	Avnet, Inc. #	$162,019	6,497	AGL Resources, Inc.	$243,638
30,895	BearingPoint, Inc. #*	257,355	5,674	CMS Energy Corporation #*	84,486
8,242	National Semiconductor		16,054	DPL, Inc. *	461,071
	Corporation *	200,198	14,459	Edison International, Inc.	642,558
15,350	Seagate Technology *	346,603	10,708	Entergy Corporation	919,067
4,793	Tessera Technologies, Inc. #*	167,324	3,632	FirstEnergy Corporation	213,743
16,684	Unisys Corporation #	109,113	6,144	Northeast Utilities
3,462	Zebra Technologies Corporation #	129,029		Service Company	153,661

	Total Information		16,034	PG&E Corporation	691,707
	Technology	2,533,197	18,428	PPL Corporation	636,135

			1,470	Sierra Pacific Resources #	22,285
Materials (2.4%)			5,941	Wisconsin Energy Corporation	272,930

10,805	Commercial Metals Company	287,521		Total Utilities	4,341,281

8,434	MeadWestvaco Corporation *	232,104

9,954	Packaging Corporation of America	228,643		Total Common Stock

	Total Materials	748,268		(cost $27,504,116)	30,091,263

Telecommunications Services (0.9%)
5,571	Embarq Corporation	269,358

	Total Telecommunications
	Services	269,358

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (19.3%)		Rate (+)	Date	Value

6,082,598	Thrivent Financial Securities Lending Trust		5.300%	N/A	$6,082,598

	Total Collateral Held for Securities Loaned
	(cost $6,082,598)				6,082,598

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

Partner Mid Cap Value Fund Schedule of Investments as of October 31, 2006

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.4%)	Rate (+)	Date	Value

$400,000	Three Pillars, Inc.	5.270%	11/3/2006	$399,883
1,163,018	Thrivent Money Market Fund	4.600	N/A	1,163,018
450,000	Thunder Bay Funding, Inc.	5.290	11/7/2006	449,603

	Total Short-Term Investments (at amortized cost)			2,012,504

	Total Investments (cost $35,599,218) 121.4%			$38,186,365

	Other Assets and Liabilities, Net (21.4%)			(6,733,660)

	Total Net Assets 100.0%			$31,452,705

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal tax income purposes, were as follows:
Gross unrealized appreciation	$2,822,923
Gross unrealized depreciation	(297,217)

Net unrealized appreciation (depreciation)	$2,525,706
Cost for federal income tax purposes	$35,660,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

Mid Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Consumer Discretionary (15.3%)			Financials (16.3%)
163,900	Belo Corporation	$2,871,528	130,700	A.G. Edwards, Inc.	$7,456,435
154,300	CBS Corporation	4,465,442	44,550	Affiliated Managers
280,400	Clear Channel			Group, Inc. #*	4,461,237
	Communications, Inc.	9,771,940	147,800	American Capital
226,400	E.W. Scripps Company *	11,197,744		Strategies, Ltd. *	6,379,048
547,700	Foot Locker, Inc.	12,701,163	126,400	Assurant, Inc. *	6,656,224
304,800	Goodyear Tire & Rubber		43,300	Bear Stearns Companies, Inc.	6,553,455
	Company #*	4,672,584	99,300	Brown & Brown, Inc.	2,905,518
169,600	Harman International		232,066	CapitalSource, Inc. *	6,437,511
	Industries, Inc.	17,358,560	38,900	City National Corporation	2,589,184
252,900	International Game Technology	10,750,779	232,700	Colonial BancGroup, Inc.	5,547,568
485,500	Newell Rubbermaid, Inc. *	13,972,690	82,700	Commerce Bancorp, Inc. *	2,887,884
341,800	Royal Caribbean Cruises, Ltd. *	13,842,900	105,200	Cullen/Frost Bankers, Inc.	5,697,632
576,300	Service Corporation		183,400	E*TRADE Financial Corporation #	4,269,552
	International *	5,255,856	234,500	Endurance Specialty
244,500	Tupperware Corporation *	5,190,735		Holdings, Ltd.	8,359,925
319,300	Viacom, Inc. #	12,427,156	86,000	Everest Re Group, Ltd.	8,529,480
14,400	Washington Post Company	10,844,640	198,382	Fidelity National Financial, Inc.	4,423,919
262,400	WMS Industries, Inc. #*	9,270,592	207,851	Fidelity National Title
169,300	Wynn Resorts, Ltd. #*	12,450,322		Group, Inc.	4,574,804
210,700	Yum! Brands, Inc.	12,528,222	106,800	General Growth Properties, Inc.	5,542,920

	Total Consumer		589,250	HCC Insurance Holdings, Inc. *	19,834,155
	Discretionary	169,572,853	73,900	Investors Financial Services

				Corporation *	2,905,748
Consumer Staples (9.7%)			87,900	Leucadia National Corporation *	2,317,923
164,100	Alberto-Culver Company	8,337,921	137,800	Mellon Financial Corporation	5,346,640
147,500	Avon Products, Inc.	4,485,475	249,400	Nationwide Health
272,000	Clorox Company	17,560,320		Properties, Inc.	7,167,756
264,700	Coca-Cola Enterprises, Inc.	5,301,941	387,300	New York Community
560,700	Constellation Brands, Inc. #	15,413,643		Bancorp, Inc. *	6,332,355
502,200	Flowers Foods, Inc. *	13,644,774	122,100	PartnerRe, Ltd. *	8,537,232
334,000	Hershey Company *	17,671,940	77,600	Philadelphia Consolidated
230,200	Hormel Foods Corporation	8,312,522		Holding Corporation #	3,035,712
371,900	Kroger Company	8,364,031	62,000	PMI Group, Inc.	2,644,300
259,000	Pepsi Bottling Group, Inc.	8,189,580	43,200	Radian Group, Inc.	2,302,560

	Total Consumer Staples	107,282,147	136,600	Rayonier, Inc. REIT	5,599,234

			51,800	SEI Investments Company	2,915,304
Energy (1.2%)			379,000	U-Store-It Trust *	8,322,840
50,800	Cameron International		147,750	W.R. Berkley Corporation	5,446,065
	Corporation #	2,545,080	109,100	Westamerica Bancorporation *	5,438,635

35,900	Devon Energy Corporation	2,399,556		Total Financials	181,418,755

64,200	Noble Corporation	4,500,420
79,700	Range Resources Corporation	2,163,855	Health Care (11.1%)
47,100	XTO Energy, Inc.	2,197,686	136,100	Advanced Medical Optics, Inc. #*	5,559,685

	Total Energy	13,806,597	84,000	Aetna, Inc.	3,462,480

			122,600	Affymetrix, Inc. #	3,126,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

Mid Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Health Care — continued			Information Technology (15.8%)
59,900	Amylin Pharmaceuticals, Inc. #*	$2,633,204	205,800	ADTRAN, Inc.	$4,762,212
211,100	Applera Corporation (Celera		277,100	Advanced Micro Devices, Inc. #	5,893,917
	Genomics Group) #	3,276,272	410,100	Alcatel SA ADR *	5,208,270
92,800	Beckman Coulter, Inc.	5,342,496	61,400	Alliance Data Systems
82,700	C.R. Bard, Inc.	6,778,092		Corporation #	3,728,208
55,000	Cephalon, Inc. #*	3,859,900	90,000	Amphenol Corporation	6,111,000
121,200	Cooper Companies, Inc. *	6,984,756	107,500	Analog Devices, Inc.	3,420,650
117,900	Cytyc Corporation #	3,114,918	177,200	BEA Systems, Inc. #	2,883,044
132,894	Dade Behring Holdings, Inc.	4,841,328	962,000	Brocade Communications #*	7,801,820
107,000	Dentsply International, Inc.	3,346,960	60,400	CACI International, Inc. #	3,475,416
60,600	Edwards Lifesciences		220,300	Cadence Design Systems, Inc. #*	3,934,558
	Corporation #*	2,601,558	88,600	CDW Corporation	5,818,362
114,000	Endo Pharmaceutical		134,900	CheckFree Corporation #	5,325,852
	Holdings, Inc. #	3,253,560	60,600	Cognizant Technology Solutions
66,000	Express Scripts, Inc. #	4,205,520		Corporation #	4,561,968
96,500	Henry Schein, Inc. #*	4,795,085	801,100	Compuware Corporation #	6,440,844
224,000	IMS Health, Inc.	6,238,400	72,700	Diebold, Inc. *	3,175,536
39,100	Intuitive Surgical, Inc. #*	3,877,938	122,700	eFunds Corporation #*	3,042,960
54,000	Invitrogen Corporation #*	3,132,540	216,600	Electronic Data Systems
162,400	LifePoint Hospitals, Inc. #	5,765,200		Corporation	5,486,478
99,600	Omnicare, Inc. *	3,772,848	75,700	FormFactor, Inc. #	2,890,226
150,800	PDL BioPharma, Inc. #*	3,186,404	241,100	Integrated Device
165,400	Quest Diagnostics, Inc. *	8,226,996		Technology, Inc. #	3,821,435
88,600	ResMed, Inc. #	3,897,514	100,000	International Rectifier
60,900	Sierra Health Services, Inc. #	2,085,216		Corporation #*	3,597,000
192,600	St. Jude Medical, Inc. #	6,615,810	243,900	Intersil Corporation	5,719,455
165,200	Vertex Pharmaceuticals, Inc. #	6,707,120	349,200	Juniper Networks, Inc. #	6,013,224
81,100	WebMD Health Corporation #*	2,956,906	85,500	MEMC Electronic Materials, Inc. #	3,035,250

	Total Health Care	123,645,006	93,200	Microchip Technology, Inc.	3,069,076

			108,600	MoneyGram International, Inc.	3,715,206
Industrials (8.0%)			134,400	NAVTEQ Corporation #	4,462,080
911,100	Allied Waste Industries, Inc. #*	11,069,865	249,000	NVIDIA Corporation #	8,682,630
53,000	Avery Dennison Corporation	3,346,420	112,500	Paychex, Inc.	4,441,500
184,000	ChoicePoint, Inc. #	6,695,760	111,100	Salesforce.com, Inc. #*	4,335,122
243,000	Cintas Corporation	10,060,200	763,600	STATS ChipPAC, Ltd. #*	4,810,680
93,600	Expeditors International of		107,700	Sybase, Inc. #	2,622,495
	Washington, Inc.	4,437,576	149,800	Synopsys, Inc. #	3,371,998
303,800	Laidlaw International, Inc.	8,813,238	541,300	Tellabs, Inc. #	5,705,302
404,800	Republic Services, Inc.	16,600,848	218,400	Varian Semiconductor
17,368	Roper Industries, Inc.	831,059		Equipment Associates, Inc. #	7,969,416
10,250	SAIC, Inc. #	205,000	250,200	Vishay Intertechnology, Inc. #*	3,375,198
357,900	Southwest Airlines Company	5,379,237	240,000	Western Digital Corporation #	4,387,200
67,200	Stericycle, Inc. #*	4,751,712	726,900	Wind River Systems, Inc. #*	7,981,362

446,600	Waste Management, Inc.	16,738,568		Total Information

	Total Industrials	88,929,483		Technology	175,076,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

Mid Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Materials (12.7%)			Utilities (3.1%)
430,200	Ball Corporation	$17,892,018	150,900	Aqua America, Inc. *	$3,659,325
498,200	Bemis Company, Inc.	16,749,484	760,400	CMS Energy Corporation #	11,322,356
893,000	Crown Holdings, Inc. #	17,359,920	133,200	Northeast Utilities Service
417,600	Lubrizol Corporation	18,792,000		Company	3,331,332
1,388,500	Owens-Illinois, Inc. #	23,049,100	91,100	Pepco Holdings, Inc.	2,315,762
621,700	Pactiv Corporation #	19,173,228	198,900	PPL Corporation	6,866,028
127,800	Rohm and Haas Company	6,622,596	23,800	Questar Corporation *	1,939,224
371,100	RPM International, Inc. *	7,106,565	79,600	SCANA Corporation	3,180,816
183,000	Sealed Air Corporation *	10,892,160	50,100	Wisconsin Energy Corporation	2,301,594

90,800	Silgan Holdings, Inc.	3,756,396		Total Utilities	34,916,437

	Total Materials	141,393,467

				Total Common Stock
Telecommunications Services (1.2%)				(cost $945,302,397)	1,049,315,305

981,900	Cincinnati Bell, Inc. #	4,605,111
133,300	NII Holdings, Inc. #	8,668,499

	Total Telecommunications
	Services	13,273,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

Mid Cap Stock Fund Schedule of Investments as of October 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (18.1%)	Rate (+)	Date	Value

200,525,518	Thrivent Financial Securities Lending Trust	5.300%	N/A	$200,525,518

	Total Collateral Held for Securities Loaned
	(cost $200,525,518)			200,525,518

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.3%)	Rate (+)	Date	Value

$21,390,000	Corporate Asset Finance Company, LLC	5.310%	11/1/2006	$21,390,000
5,000,000	GOVCO, Inc.	5.250	12/20/2006	4,964,271
3,000,000	Jupiter Securitization Company, LLC	5.260	11/27/2006	2,988,603
5,000,000	Kitty Hawk Funding Corporation	5.260	11/1/2006	5,000,000
35,526,908	Thrivent Money Market Fund	4.600	N/A	35,526,908

	Total Short-Term Investments (at amortized cost)			69,869,782

	Total Investments (cost $1,215,697,697) 118.8%			$1,319,710,605

	Other Assets and Liabilities, Net (18.8%)			(208,471,212)

	Total Net Assets 100.0%			$1,111,239,393

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$118,685,366
Gross unrealized depreciation	(16,998,790)

Net unrealized appreciation (depreciation)	$101,686,576
Cost for federal income tax purposes	$1,218,024,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

Mid Cap Index Fund
Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.4%)	Value	Shares	Common Stock (96.4%)	Value

Consumer Discretionary (14.3%)			2,470	Lee Enterprises, Inc.	$70,469
2,500	99 Cents Only Stores #*	$29,975	1,900	M.D.C. Holdings, Inc. *	94,734
4,770	Abercrombie & Fitch Company ∈	365,620	1,210	Media General, Inc. *	44,891
5,500	Advance Auto Parts, Inc.	192,610	1,850	Modine Manufacturing Company	44,048
2,800	Aeropostale, Inc. #*	82,068	2,860	Mohawk Industries, Inc. #*	207,922
7,100	American Eagle Outfitters, Inc. ∈	325,180	6,100	O’Reilly Automotive, Inc. #	196,969
3,100	American Greetings Corporation *	74,121	4,060	OSI Restaurant Partners, Inc.	135,076
3,900	AnnTaylor Stores Corporation #	171,678	3,600	Pacific Sunwear of California, Inc. #*	63,432
3,950	Applebee’s International, Inc.	90,139	3,470	Payless ShoeSource, Inc. #	92,822
3,817	ArvinMeritor, Inc. *	57,331	7,400	PETsMART, Inc.	212,972
780	Bandag, Inc. *	34,234	4,600	Pier 1 Imports, Inc. *	30,084
2,660	Barnes & Noble, Inc.	109,885	3,200	Polo Ralph Lauren Corporation	227,200
2,000	Beazer Homes USA, Inc. *	86,680	5,090	Reader’s Digest Association, Inc. *	73,194
4,610	Belo Corporation	80,767	2,400	Regis Corporation *	90,120
1,510	Blyth, Inc.	36,119	3,700	Rent-A-Center, Inc. #	106,412
2,110	Bob Evans Farms, Inc.	71,550	7,500	Ross Stores, Inc.	220,725
3,260	Borders Group, Inc. *	67,123	3,200	Ruby Tuesday, Inc. *	88,800
3,140	BorgWarner, Inc. *	180,550	2,300	Ryland Group, Inc. *	105,639
2,200	Boyd Gaming Corporation *	86,834	7,210	Saks, Inc. *	139,441
4,375	Brinker International, Inc.	203,131	1,380	Scholastic Corporation #	43,360
3,250	Callaway Golf Company *	43,648	3,600	Scientific Games Corporation #	100,908
5,000	Career Education Corporation #	111,400	3,000	Sotheby’s Holdings, Inc.	114,000
5,600	CarMax, Inc. #*	248,080	800	Strayer Education, Inc.	90,496
1,900	Catalina Marketing Corporation	48,165	2,000	Thor Industries, Inc. *	87,640
1,700	CBRL Group, Inc. *	74,647	2,800	Timberland Company #	80,780
6,600	Charming Shoppes, Inc. #	97,680	6,800	Toll Brothers, Inc. #*	196,588
4,200	Cheesecake Factory, Inc. #*	118,650	3,200	Tupperware Corporation *	67,936
9,300	Chico’s FAS, Inc. #*	222,549	6,000	Urban Outfitters, Inc. #*	105,000
5,060	Claire’s Stores, Inc.	143,451	2,460	Valassis Communications, Inc. #	36,925
3,100	Coldwater Creek, Inc. #*	94,519	300	Washington Post Company	225,930
4,500	Corinthian Colleges, Inc. #*	55,125	3,750	Westwood One, Inc.	29,662
3,090	DeVry, Inc. #*	75,242	6,060	Williams-Sonoma, Inc. *	206,101

5,470	Dollar Tree Stores, Inc. #	170,062		Total Consumer
1,500	Entercom Communications			Discretionary	8,820,220

	Corporation *	41,505
8,200	Foot Locker, Inc.	190,158	Consumer Staples (2.1%)
2,520	Furniture Brands International, Inc. *	46,872	3,420	BJ’s Wholesale Club, Inc. #	97,983
4,100	GameStop Corporation #*	209,346	3,380	Church & Dwight Company, Inc.	137,127
7,800	Gentex Corporation *	124,098	3,050	Energizer Holdings, Inc. #	238,358
5,000	Hanesbrands, Inc. #	118,000	3,300	Hansen Natural Corporation #	104,775
2,820	Harte-Hanks, Inc.	71,205	3,800	Hormel Foods Corporation	137,218
2,000	Hovnanian Enterprises, Inc. #*	61,700	2,988	J.M. Smucker Company	146,412
1,950	International Speedway		1,430	Lancaster Colony Corporation	57,986
	Corporation	101,224	3,260	PepsiAmericas, Inc.	66,667
1,800	ITT Educational Services, Inc. #	124,110	1,990	Ruddick Corporation	56,118
2,700	Laureate Education, Inc. #*	142,344	5,200	Smithfield Foods, Inc. #	139,776
3,660	Lear Corporation *	110,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

Mid Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.4%)	Value	Shares	Common Stock (96.4%)	Value

Consumer Staples — continued			5,800	Developers Diversified Realty
1,610	Tootsie Roll Industries, Inc. *	$51,166		Corporation	$353,220
1,440	Universal Corporation *	53,021	6,700	Eaton Vance Corporation	207,968

	Total Consumer Staples	1,286,607	3,490	Everest Re Group, Ltd.	346,138

			9,327	Fidelity National Financial, Inc.	207,992
Energy (8.0%)			11,472	Fidelity National Title Group, Inc.	252,503
7,600	Arch Coal, Inc. *	263,188	5,200	First American Corporation	212,316
5,900	Cameron International		5,900	First Niagara Financial Group, Inc.	84,488
	Corporation #	295,590	4,350	FirstMerit Corporation *	101,007
6,300	Denbury Resources, Inc. #	181,062	2,800	Greater Bay Bancorp	72,100
8,170	ENSCO International, Inc.	400,085	2,760	Hanover Insurance Group, Inc.	125,166
3,600	FMC Technologies, Inc. #	217,620	5,900	HCC Insurance Holdings, Inc.	198,594
2,900	Forest Oil Corporation #*	94,656	3,000	Highwoods Properties, Inc.	114,600
6,920	Grant Prideco, Inc. #	261,368	2,450	Horace Mann Educators Corporation	49,343
5,490	Hanover Compressor Company #*	101,675	4,000	Hospitality Properties Trust	193,840
5,540	Helmerich & Payne, Inc.	132,683	3,700	IndyMac Bancorp, Inc. *	168,165
6,900	Newfield Exploration Company #	281,451	3,500	Investors Financial Services
9,340	Noble Energy, Inc.	454,204		Corporation *	137,620
1,490	Overseas Shipholding Group, Inc.	93,200	5,400	Jefferies Group, Inc.	155,142
8,800	Patterson-UTI Energy, Inc.	204,160	8,600	Leucadia National Corporation *	226,782
14,000	Peabody Energy Corporation *	587,575	4,800	Liberty Property Trust	231,360
6,550	Pioneer Natural Resources		3,578	Longview Fibre Company	75,353
	Company *	266,782	3,900	Macerich Company	313,365
4,000	Plains Exploration & Production		3,400	Mack-Cali Realty Corporation	179,860
	Company #	169,160	6,670	Mercantile Bankshares Corporation	300,684
3,000	Pogo Producing Company *	134,250	1,900	Mercury General Corporation	98,363
8,600	Pride International, Inc. #	237,446	5,600	New Plan Excel Realty Trust, Inc. *	161,280
2,900	Quicksilver Resources, Inc. #*	99,412	13,810	New York Community
8,900	Southwestern Energy Company #*	316,662		Bancorp, Inc. *	225,794
3,010	Tidewater, Inc.	149,687	3,210	Ohio Casualty Corporation	88,050

	Total Energy	4,941,916	12,206	Old Republic International

				Corporation	275,001
Financials (17.8%)			4,640	PMI Group, Inc.	197,896
4,160	A.G. Edwards, Inc.	237,328	2,055	Potlatch Corporation *	83,433
4,700	AMB Property Corporation ∈	274,527	3,650	Protective Life Corporation	161,512
2,500	American Financial Group, Inc.	119,650	4,400	Radian Group, Inc. *	234,520
6,700	AmeriCredit Corporation #*	171,319	4,725	Raymond James Financial, Inc.	150,538
2,200	AmerUs Group Company	150,656	4,028	Rayonier, Inc. REIT	165,108
5,100	Arthur J. Gallagher & Company *	142,035	3,600	Regency Centers Corporation	259,776
6,978	Associated Banc-Corp	229,158	3,400	SEI Investments Company	191,352
4,620	Astoria Financial Corporation	134,026	2,800	StanCorp Financial Group, Inc.	127,932
2,870	Bank of Hawaii Corporation	149,728	2,000	SVB Financial Group #*	92,040
6,000	Brown & Brown, Inc.	175,560	6,080	TCF Financial Corporation *	158,262
2,800	Cathay General Bancorp *	96,460	2,550	Texas Regional Bancshares, Inc.	99,068
2,200	City National Corporation *	146,432	7,200	United Dominion Realty
8,200	Colonial BancGroup, Inc.	195,488		Trust, Inc. *	233,064
3,000	Cullen/Frost Bankers, Inc.	162,480	2,190	Unitrin, Inc.	94,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

Mid Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.4%)	Value	Shares	Common Stock (96.4%)	Value

Financials — continued			4,600	Triad Hospitals, Inc. #	$170,338
8,950	W.R. Berkley Corporation	$329,897	3,100	Universal Health Services, Inc.	164,145
4,500	Waddell & Reed Financial, Inc.	114,750	4,870	Valeant Pharmaceuticals
4,696	Washington Federal, Inc.	109,135		International *	90,972
3,150	Webster Financial Corporation	152,208	6,900	Varian Medical Systems, Inc. #	378,534
4,200	Weingarten Realty Investors *	195,300	1,600	Varian, Inc. #	75,024
1,710	Westamerica Bancorporation *	85,244	4,400	VCA Antech, Inc. #	142,428
3,740	Wilmington Trust Corporation	155,509	6,400	Vertex Pharmaceuticals, Inc. #	259,840

	Total Financials	10,931,502		Total Health Care	6,260,125

Health Care (10.2%)			Industrials (15.1%)
3,256	Advanced Medical Optics, Inc. #*	133,008	4,830	Adesa, Inc. ∈	121,426
3,700	Affymetrix, Inc. #*	94,350	4,810	AGCO Corporation #∈	128,668
2,340	Apria Healthcare Group, Inc. #*	54,499	4,900	AirTran Holdings, Inc. #*	48,853
3,300	Beckman Coulter, Inc.∈	189,981	2,120	Alaska Air Group, Inc. #	85,118
3,300	Cephalon, Inc. #*	231,594	2,350	Alexander & Baldwin, Inc. *	108,170
3,600	Charles River Laboratories		1,800	Alliant Techsystems, Inc. #*	138,978
	International, Inc. #*	154,512	3,840	AMETEK, Inc.	179,251
5,000	Community Health Systems, Inc. #	162,250	5,300	Avis Budget Group, Inc.	104,887
3,490	Covance, Inc. #	204,165	1,310	Banta Corporation	58,007
5,900	Cytyc Corporation #	155,878	2,440	Brink’s Company *	128,076
8,120	Dentsply International, Inc.	253,994	9,140	C.H. Robinson Worldwide, Inc.	381,504
3,090	Edwards Lifesciences Corporation #	132,654	1,560	Carlisle Companies, Inc.	130,556
2,700	Gen-Probe, Inc. #	129,249	4,433	ChoicePoint, Inc. #	161,317
6,140	Health Net, Inc. #	254,871	2,610	Con-way, Inc.	123,114
4,600	Henry Schein, Inc. #	228,574	3,700	Copart, Inc. #	107,041
3,330	Hillenbrand Industries, Inc.	195,404	2,100	Corporate Executive Board
2,000	Intuitive Surgical, Inc. #*	198,360		Company	188,622
2,900	Invitrogen Corporation #	168,229	2,800	Crane Company	109,032
3,100	LifePoint Hospitals, Inc. #	110,050	2,700	Deluxe Corporation *	61,209
4,900	Lincare Holdings, Inc. #	164,444	3,880	Donaldson Company, Inc. *	145,694
1,800	Martek Biosciences Corporation #*	42,696	2,100	DRS Technologies, Inc. *	92,862
3,000	Medicis Pharmaceutical		3,400	Dun & Bradstreet Corporation #	262,616
	Corporation *	105,120	11,300	Expeditors International of
16,738	Millennium Pharmaceuticals, Inc. #	195,835		Washington, Inc.	535,733
6,380	Omnicare, Inc. *	241,674	6,580	Fastenal Company *	264,779
1,800	Par Pharmaceutical Companies,		2,580	Federal Signal Corporation	39,371
	Inc. #*	35,082	3,020	Flowserve Corporation #	160,060
6,100	PDL BioPharma, Inc. #*	128,893	2,800	GATX Corporation *	121,996
4,120	Perrigo Company	73,707	3,650	Graco, Inc.	148,774
5,400	Pharmaceutical Product		1,845	Granite Construction, Inc.	96,124
	Development, Inc.	170,910	2,240	Harsco Corporation	182,851
2,800	Psychiatric Solutions, Inc. #	92,960	3,470	Herman Miller, Inc.	118,952
4,100	ResMed, Inc. #*	180,359	2,610	HNI Corporation *	117,372
5,720	Sepracor, Inc. #*	296,067	3,230	Hubbell, Inc. *	159,950
3,370	STERIS Corporation	82,127	3,040	Jacobs Engineering Group, Inc. #	229,642
2,100	Techne Corporation #	117,348	5,600	JB Hunt Transport Services, Inc. *	121,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

Mid Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.4%)	Value	Shares	Common Stock (96.4%)	Value

Industrials — continued			2,660	Avocent Corporation #	$97,649
9,400	JetBlue Airways Corporation #*	$118,064	6,400	BISYS Group, Inc. #	70,656
6,250	Joy Global, Inc.	244,438	14,880	Cadence Design Systems, Inc. #	265,757
1,200	Kelly Services, Inc.	34,536	3,240	CDW Corporation	212,771
2,060	Kennametal, Inc.	127,123	7,400	Ceridian Corporation #	174,418
2,400	Korn/Ferry International #	53,064	4,690	CheckFree Corporation #	185,161
2,200	Lincoln Electric Holdings, Inc.	135,278	7,500	Cognizant Technology Solutions
4,540	Manpower, Inc.	307,676		Corporation #∈-	564,600
1,700	Mine Safety Appliances Company *	64,294	3,230	CommScope, Inc. #*	103,069
2,900	MSC Industrial Direct		4,200	Cree, Inc. #*	92,358
	Company, Inc.	118,668	2,540	CSG Systems International, Inc. #	68,529
2,900	Navigant Consulting, Inc. #*	51,649	7,510	Cypress Semiconductor
1,880	Nordson Corporation	86,574		Corporation #*	126,093
4,000	Oshkosh Truck Corporation	180,840	3,500	Diebold, Inc.	152,880
5,320	Pentair, Inc.	175,241	3,060	DST Systems, Inc. #*	189,077
7,140	Precision Castparts Corporation	485,948	2,200	Dycom Industries, Inc. #*	51,282
6,290	Quanta Services, Inc. #*	115,107	2,100	F5 Networks, Inc. #	138,999
6,200	Republic Services, Inc.	254,262	3,350	Fair Isaac Corporation *	122,710
1,662	Rollins, Inc.	35,966	6,500	Fairchild Semiconductor
4,700	Roper Industries, Inc.	224,895		International, Inc. #	104,715
490	Sequa Corporation #*	51,994	3,500	Fidelity National Information
3,040	SPX Corporation	174,861		Services, Inc. *	145,495
2,400	Stericycle, Inc. #*	169,704	3,100	Gartner Group, Inc. #*	57,660
2,830	Swift Transportation		7,080	Harris Corporation	301,608
	Company, Inc. #*	71,174	1,800	Imation Corporation	82,386
2,120	Teleflex, Inc.	131,864	7,300	Ingram Micro, Inc. #	150,453
2,700	Thomas & Betts Corporation #	139,131	10,590	Integrated Device Technology, Inc. #	167,852
5,000	Timken Company	150,250	3,900	International Rectifier
4,195	Trinity Industries, Inc. *	151,272		Corporation #	140,283
3,500	United Rentals, Inc. #*	82,915	7,400	Intersil Corporation	173,530
2,800	Werner Enterprises, Inc. *	51,380	4,200	Jack Henry & Associates, Inc. *	91,518
3,100	YRC Worldwide, Inc. #*	120,094	4,600	KEMET Corporation #*	33,810

	Total Industrials	9,270,051	7,500	Lam Research Corporation #	370,875

			6,000	Lattice Semiconductor
Information Technology (15.2%)				Corporation #	37,260
20,900	3Com Corporation #	101,574	2,900	Macrovision Corporation #*	77,169
13,200	Activision, Inc. #*	203,544	8,480	McAfee, Inc. #*	245,326
3,530	Acxiom Corporation	87,368	8,400	McDATA Corporation #*	47,628
3,360	ADTRAN, Inc.	77,750	8,800	MEMC Electronic Materials, Inc. #	312,400
1,100	Advent Software, Inc. #*	40,722	4,240	Mentor Graphics Corporation #*	71,529
3,500	Alliance Data Systems		3,110	Micrel, Inc. #*	34,708
	Corporation #*	212,520	11,435	Microchip Technology, Inc.	376,555
4,800	Amphenol Corporation ∈	325,920	4,500	MoneyGram International, Inc.	153,945
8,500	Andrew Corporation #	78,710	5,420	MPS Group, Inc. #	82,655
6,420	Arrow Electronics, Inc. #∈	191,637	3,050	National Instruments Corporation	95,099
22,760	Atmel Corporation #	130,870	2,100	Newport Corporation #	45,402
6,840	Avnet, Inc. #	161,971	5,500	Palm, Inc. #*	84,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

Mid Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.4%)	Value	Shares	Common Stock (96.4%)	Value

Information Technology — continued			5,320	Valspar Corporation	$142,523
2,500	Plantronics, Inc. *	$52,775	3,800	Worthington Industries, Inc. *	65,664

2,400	Plexus Corporation #	52,608		Total Materials	3,082,086

4,600	Polycom, Inc. #	126,040
6,920	Powerwave Technologies, Inc. #*	45,049	Telecommunications Services (0.5%)
10,200	RF Micro Devices, Inc. #*	74,460	13,110	Cincinnati Bell, Inc. #	61,486
3,960	Semtech Corporation #	51,599	5,510	Telephone and Data Systems, Inc.	269,164

2,900	Silicon Laboratories, Inc. #	94,627		Total Telecommunications
2,200	SRA International, Inc. #*	70,510		Services	330,650

4,860	Sybase, Inc. #	118,341
7,580	Synopsys, Inc. #	170,626	Utilities (8.2%)
2,840	Tech Data Corporation #	111,754	4,160	AGL Resources, Inc.	156,000
2,080	Transaction Systems Architects, Inc. #	70,117	6,370	Alliant Energy Corporation	244,290
7,479	TriQuint Semiconductor, Inc. #*	33,656	6,966	Aqua America, Inc. *	168,926
5,600	UTStarcom, Inc. #*	60,312	19,890	Aquila, Inc. #	91,295
9,870	Vishay Intertechnology, Inc. #	133,146	1,780	Black Hills Corporation *	61,428
11,700	Western Digital Corporation #	213,876	6,020	DPL, Inc. *	172,894
4,100	Wind River Systems, Inc. #	45,018	4,270	Duquesne Light Holdings, Inc. *	84,674
3,700	Zebra Technologies Corporation #*	137,899	7,950	Energy East Corporation *	193,264

	Total Information		6,400	Equitable Resources, Inc.	259,328
	Technology	9,375,294	4,330	Great Plains Energy, Inc. *	140,898

			4,340	Hawaiian Electric Industries, Inc. *	121,607
Materials (5.0%)			2,320	IDACORP, Inc. *	91,478
4,190	Airgas, Inc.	158,424	9,525	MDU Resources Group, Inc.	244,602
2,090	Albemarle Corporation	135,913	4,460	National Fuel Gas Company *	166,804
3,040	Bowater, Inc. *	63,566	8,160	Northeast Utilities Service Company	204,082
3,470	Cabot Corporation *	137,238	5,640	NSTAR	196,216
12,770	Chemtura Corporation	109,567	4,760	OGE Energy Corporation *	183,641
6,300	Commercial Metals Company	167,643	5,800	ONEOK, Inc.	241,454
2,150	Cytec Industries, Inc.	119,088	10,055	Pepco Holdings, Inc.	255,598
2,290	Ferro Corporation	45,159	3,660	PNM Resources, Inc.	103,066
2,700	Florida Rock Industries, Inc. *	115,830	6,220	Puget Energy, Inc.	148,534
2,000	FMC Corporation	137,100	4,480	Questar Corporation *	365,030
2,460	Glatfelter Company *	36,014	6,090	SCANA Corporation	243,356
3,560	Lubrizol Corporation	160,200	11,670	Sierra Pacific Resources #	176,917
11,200	Lyondell Chemical Company *	287,504	4,120	Vectren Corporation	119,727
2,500	Martin Marietta Materials, Inc. *	220,000	4,600	Westar Energy, Inc.	116,472
1,070	Minerals Technologies, Inc. *	59,021	2,690	WGL Holdings, Inc. *	87,290
3,780	Olin Corporation	65,394	6,220	Wisconsin Energy Corporation	285,747
4,400	Packaging Corporation of America	101,068	2,300	WPS Resources Corporation *	122,383

3,400	Reliance Steel & Aluminum			Total Utilities	5,047,001

	Company	116,790

6,290	RPM International, Inc. *	120,454		Total Common Stock
2,500	Scotts Company *	123,650		(cost $44,008,368)	59,345,452

2,520	Sensient Technologies Corporation	58,086
5,240	Sonoco Products Company	185,915
2,500	Steel Dynamics, Inc.	150,275
The accompanying Notes to Financial Statements are an integral part of this schedule.

108

Mid Cap Index Fund Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.6%)		Rate (+)	Date	Value

15,778,621	Thrivent Financial Securities Lending Trust		5.300%	N/A	$15,778,621

	Total Collateral Held for Securities Loaned
	(cost $15,778,621)				15,778,621

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (3.4%)		Rate (+)	Date	Value

$125,000	Federal National Mortgage Association ∈		5.200%	2/7/2007	$123,271
1,961,194	Thrivent Money Market Fund		4.600	N/A	1,961,194

	Total Short-Term Investments (cost $2,084,441)				2,084,465

	Total Investments (cost $61,871,430) 125.4%				$77,208,538

	Other Assets and Liabilities, Net (25.4%)				(15,646,815)

	Total Net Assets 100.0%				$61,561,723

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Index Mini-Futures	26	December 2006	$2,044,683	$2,050,620	$5,937

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∈ At October 31, 2006, $123,271 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,487,559 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$17,147,526
Gross unrealized depreciation	(2,391,189)

Net unrealized appreciation (depreciation)	$14,756,337
Cost for federal income tax purposes	$62,452,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

Mid Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Consumer Discretionary (14.5%)			1,275	Lear Corporation *	$38,518
866	99 Cents Only Stores #*	$10,383	960	Lee Enterprises, Inc. *	27,389
1,775	Abercrombie & Fitch Company	136,054	600	M.D.C. Holdings, Inc. *	29,916
2,150	Advance Auto Parts, Inc.	75,293	435	Media General, Inc. *	16,138
1,100	Aeropostale, Inc. #	32,241	640	Modine Manufacturing Company	15,238
2,614	American Eagle Outfitters, Inc. ∈	119,721	1,020	Mohawk Industries, Inc. #*	74,154
1,100	American Greetings Corporation *	26,301	2,300	O’Reilly Automotive, Inc. #	74,267
1,500	AnnTaylor Stores Corporation #	66,030	1,445	OSI Restaurant Partners, Inc. *	48,075
1,500	Applebee’s International, Inc.	34,230	1,300	Pacific Sunwear of
1,486	ArvinMeritor, Inc. *	22,320		California, Inc. #*	22,906
280	Bandag, Inc. *	12,289	1,325	Payless ShoeSource, Inc. #	35,444
995	Barnes & Noble, Inc. *	41,103	2,800	PETsMART, Inc.	80,584
800	Beazer Homes USA, Inc. *	34,672	1,700	Pier 1 Imports, Inc. *	11,118
1,715	Belo Corporation	30,047	1,300	Polo Ralph Lauren Corporation	92,300
415	Blyth, Inc.	9,927	1,815	Reader’s Digest
720	Bob Evans Farms, Inc.	24,415		Association, Inc. *	26,100
1,265	Borders Group, Inc. *	26,046	900	Regis Corporation *	33,795
1,140	BorgWarner, Inc.	65,550	1,400	Rent-A-Center, Inc. #	40,264
900	Boyd Gaming Corporation *	35,523	2,620	Ross Stores, Inc.	77,107
1,690	Brinker International, Inc.	78,467	1,200	Ruby Tuesday, Inc. *	33,300
1,250	Callaway Golf Company *	16,788	900	Ryland Group, Inc. *	41,337
1,800	Career Education Corporation #*	40,104	2,735	Saks, Inc. *	52,895
2,100	CarMax, Inc. #*	93,030	510	Scholastic Corporation #	16,024
700	Catalina Marketing Corporation *	17,745	1,300	Scientific Games Corporation #	36,439
680	CBRL Group, Inc. *	29,859	1,005	Sotheby’s Holdings, Inc.	38,190
2,300	Charming Shoppes, Inc. #	34,040	300	Strayer Education, Inc.	33,936
1,550	Cheesecake Factory, Inc. #*	43,788	700	Thor Industries, Inc. *	30,674
3,400	Chico’s FAS, Inc. #*	81,362	1,100	Timberland Company #	31,735
1,780	Claire’s Stores, Inc.	50,463	2,400	Toll Brothers, Inc. #*	69,384
1,200	Coldwater Creek, Inc. #*	36,588	1,100	Tupperware Corporation *	23,353
1,700	Corinthian Colleges, Inc. #*	20,825	2,200	Urban Outfitters, Inc. #*	38,500
1,195	DeVry, Inc. #*	29,098	975	Valassis Communications, Inc. #	14,635
1,902	Dollar Tree Stores, Inc. #	59,133	120	Washington Post Company	90,372
600	Entercom Communications		1,460	Westwood One, Inc.	11,549
	Corporation *	16,602	2,170	Williams-Sonoma, Inc. *	73,802

3,100	Foot Locker, Inc.	71,889		Total Consumer
1,000	Furniture Brands			Discretionary	3,275,439

	International, Inc. *	18,600
1,500	GameStop Corporation #*	76,590	Consumer Staples (2.2%)
2,900	Gentex Corporation *	46,139	1,330	BJ’s Wholesale Club, Inc. #*	38,104
1,900	Hanesbrands, Inc. #*	44,840	1,265	Church & Dwight Company, Inc.	51,321
1,035	Harte-Hanks, Inc.	26,134	1,200	Energizer Holdings, Inc. #	93,780
700	Hovnanian Enterprises, Inc. #*	21,595	1,200	Hansen Natural Corporation #	38,100
755	International Speedway		1,525	Hormel Foods Corporation	55,068
	Corporation	39,192	1,195	J.M. Smucker Company	58,555
700	ITT Educational Services, Inc. #	48,265	445	Lancaster Colony Corporation	18,045
1,000	Laureate Education, Inc. #*	52,720	1,110	PepsiAmericas, Inc.	22,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

Mid Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Consumer Staples — continued			3,100	Colonial BancGroup, Inc.	$73,904
780	Ruddick Corporation	$21,996	1,000	Cullen/Frost Bankers, Inc.	54,160
2,000	Smithfield Foods, Inc. #*	53,760	2,200	Developers Diversified
684	Tootsie Roll Industries, Inc. *	21,738		Realty Corporation *	133,980
550	Universal Corporation *	20,251	2,400	Eaton Vance Corporation	74,496

	Total Consumer Staples	493,418	1,305	Everest Re Group, Ltd.	129,430

			3,518	Fidelity National Financial, Inc.	78,451
Energy (8.4%)			4,286	Fidelity National Title Group, Inc.	94,333
3,000	Arch Coal, Inc. *	103,890	1,900	First American Corporation	77,577
2,300	Cameron International		2,200	First Niagara Financial Group, Inc. *	31,504
	Corporation #*	115,230	1,670	FirstMerit Corporation	38,777
2,400	Denbury Resources, Inc. #	68,976	1,000	Greater Bay Bancorp *	25,750
3,080	ENSCO International, Inc. *	150,828	1,065	Hanover Insurance Group, Inc.	48,298
1,300	FMC Technologies, Inc. #	78,585	2,150	HCC Insurance Holdings, Inc.	72,369
1,100	Forest Oil Corporation #*	35,904	1,200	Highwoods Properties, Inc.	45,840
2,630	Grant Prideco, Inc. #	99,335	930	Horace Mann Educators Corporation	18,730
2,010	Hanover Compressor Company #*	37,225	1,500	Hospitality Properties Trust	72,690
2,050	Helmerich & Payne, Inc.	49,098	1,300	IndyMac Bancorp, Inc. *	59,085
2,600	Newfield Exploration Company #	106,054	1,300	Investors Financial
3,580	Noble Energy, Inc.	174,095		Services Corporation *	51,116
570	Overseas Shipholding Group, Inc. *	35,654	2,000	Jefferies Group, Inc. *	57,460
3,300	Patterson-UTI Energy, Inc. *	76,560	3,300	Leucadia National Corporation *	87,021
5,300	Peabody Energy Corporation *	222,439	1,700	Liberty Property Trust	81,940
2,560	Pioneer Natural		1,285	Longview Fibre Company	27,069
	Resources Company	104,269	1,400	Macerich Company	112,490
1,600	Plains Exploration &		1,300	Mack-Cali Realty Corporation	68,770
	Production Company #*	67,664	2,385	Mercantile Bankshares Corporation	107,516
1,200	Pogo Producing Company	53,700	700	Mercury General Corporation *	36,239
3,300	Pride International, Inc. #*	91,113	2,100	New Plan Excel Realty Trust, Inc. *	60,480
1,100	Quicksilver Resources, Inc. #*	37,708	5,100	New York Community Bancorp, Inc. *	83,385
3,500	Southwestern Energy Company #*	124,530	1,315	Ohio Casualty Corporation	36,070
1,180	Tidewater, Inc.	58,681	4,621	Old Republic

	Total Energy	1,891,538		International Corporation	104,111

			1,770	PMI Group, Inc. *	75,490
Financials (17.8%)			718	Potlatch Corporation *	29,167
1,475	A.G. Edwards, Inc.	84,149	1,455	Protective Life Corporation	64,384
1,800	AMB Property Corporation∈	105,138	1,700	Radian Group, Inc. *	90,610
1,000	American Financial Group, Inc.	47,860	1,850	Raymond James Financial, Inc.	58,941
2,400	AmeriCredit Corporation #*	61,368	1,483	Rayonier, Inc. REIT	60,788
800	AmerUs Group Company	54,784	1,300	Regency Centers Corporation	93,808
2,000	Arthur J. Gallagher & Company *	55,700	1,300	SEI Investments Company	73,164
2,644	Associated Banc-Corp ∈	86,829	1,000	StanCorp Financial Group, Inc.	45,690
1,745	Astoria Financial Corporation	50,622	700	SVB Financial Group #*	32,214
1,085	Bank of Hawaii Corporation	56,604	2,120	TCF Financial Corporation *	55,184
2,200	Brown & Brown, Inc. *	64,372	900	Texas Regional Bancshares, Inc.	34,965
1,100	Cathay General Bancorp *	37,895	2,600	United Dominion Realty Trust, Inc. *	84,162
710	City National Corporation *	47,258	815	Unitrin, Inc.	34,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

Mid Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Financials — continued			1,800	Triad Hospitals, Inc. #*	$66,654
3,250	W.R. Berkley Corporation ∈	$119,795	1,200	Universal Health Services, Inc.	63,540
1,600	Waddell & Reed Financial, Inc.	40,800	1,870	Valeant Pharmaceuticals
1,773	Washington Federal, Inc. *	41,205		International *	34,932
1,070	Webster Financial Corporation	51,702	2,500	Varian Medical Systems, Inc. #	137,150
1,500	Weingarten Realty Investors	69,750	600	Varian, Inc. #	28,134
625	Westamerica Bancorporation *	31,156	1,700	VCA Antech, Inc. #	55,029
1,370	Wilmington Trust Corporation	56,965	2,400	Vertex Pharmaceuticals, Inc. #*	97,440

	Total Financials	4,040,548		Total Health Care	2,315,261

Health Care (10.2%)			Industrials (15.3%)
1,124	Advanced Medical Optics, Inc. #*	45,915	1,830	Adesa, Inc.	46,006
1,300	Affymetrix, Inc. #*	33,150	1,810	AGCO Corporation #*	48,418
845	Apria Healthcare Group, Inc. #*	19,680	1,700	AirTran Holdings, Inc. #*	16,949
1,210	Beckman Coulter, Inc.	69,660	835	Alaska Air Group, Inc. #*	33,525
1,200	Cephalon, Inc. #*	84,216	950	Alexander & Baldwin, Inc. *	43,728
1,400	Charles River Laboratories		700	Alliant Techsystems, Inc. #*	54,047
	International, Inc. #	60,088	1,420	AMETEK, Inc.	66,286
1,800	Community Health Systems, Inc. #	58,410	1,910	Avis Budget Group, Inc.	37,799
1,270	Covance, Inc. #	74,295	510	Banta Corporation	22,583
2,300	Cytyc Corporation #*	60,766	1,005	Brink’s Company	52,752
3,064	Dentsply International, Inc.	95,842	3,420	C.H. Robinson Worldwide, Inc. ∈	142,751
1,200	Edwards Lifesciences Corporation #	51,516	565	Carlisle Companies, Inc.	47,285
1,000	Gen-Probe, Inc. #	47,870	1,600	ChoicePoint, Inc. #	58,224
2,350	Health Net, Inc. #	97,548	1,015	Con-way, Inc.	47,878
1,800	Henry Schein, Inc. #	89,442	1,400	Copart, Inc. #	40,502
1,130	Hillenbrand Industries, Inc.	66,308	800	Corporate Executive Board Company	71,856
700	Intuitive Surgical, Inc. #*	69,426	1,000	Crane Company	38,940
1,000	Invitrogen Corporation #*	58,010	1,000	Deluxe Corporation *	22,670
1,100	LifePoint Hospitals, Inc. #	39,050	1,390	Donaldson Company, Inc. *	52,194
1,930	Lincare Holdings, Inc. #	64,771	800	DRS Technologies, Inc.	35,376
600	Martek Biosciences Corporation #*	14,232	1,300	Dun & Bradstreet Corporation #	100,412
1,100	Medicis Pharmaceutical		4,200	Expeditors International of
	Corporation *	38,544		Washington, Inc.	199,122
6,222	Millennium Pharmaceuticals, Inc. #*	72,797	2,340	Fastenal Company *	94,162
2,385	Omnicare, Inc. *	90,344	995	Federal Signal Corporation *	15,184
700	Par Pharmaceutical		1,100	Flowserve Corporation #	58,300
	Companies, Inc. #*	13,643	925	GATX Corporation *	40,302
2,300	PDL BioPharma, Inc. #*	48,599	1,400	Graco, Inc.	57,064
1,430	Perrigo Company	25,583	630	Granite Construction, Inc.	32,823
2,000	Pharmaceutical Product		730	Harsco Corporation	59,590
	Development, Inc.	63,300	1,380	Herman Miller, Inc.	47,306
1,000	Psychiatric Solutions, Inc. #	33,200	1,015	HNI Corporation *	45,645
1,500	ResMed, Inc. #*	65,985	1,255	Hubbell, Inc.	62,148
2,170	Sepracor, Inc. #*	112,319	1,120	Jacobs Engineering Group, Inc. #	84,605
1,180	STERIS Corporation	28,757	2,060	JB Hunt Transport Services, Inc. *	44,578
700	Techne Corporation #	39,116	3,300	JetBlue Airways Corporation #*	41,448

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

Mid Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Industrials — continued			1,250	CDW Corporation	$82,088
2,450	Joy Global, Inc.	$95,820	2,700	Ceridian Corporation #	63,639
490	Kelly Services, Inc. *	14,102	1,770	CheckFree Corporation #*	69,880
765	Kennametal, Inc.	47,208	2,700	Cognizant Technology
800	Korn/Ferry International #	17,688		Solutions Corporation # ∈	203,256
800	Lincoln Electric Holdings, Inc. *	49,192	1,100	CommScope, Inc. #*	35,101
1,750	Manpower, Inc.	118,598	1,500	Cree, Inc. #*	32,985
600	Mine Safety Appliances Company *	22,692	945	CSG Systems International, Inc. #*	25,496
1,000	MSC Industrial Direct Company, Inc.	40,920	2,840	Cypress Semiconductor
1,000	Navigant Consulting, Inc. #*	17,810		Corporation #*	47,684
660	Nordson Corporation *	30,393	1,390	Diebold, Inc.	60,715
1,500	Oshkosh Truck Corporation	67,815	1,090	DST Systems, Inc. #*	67,351
2,030	Pentair, Inc.	66,868	700	Dycom Industries, Inc. #*	16,317
2,700	Precision Castparts Corporation	183,762	800	F5 Networks, Inc. #*	52,952
2,300	Quanta Services, Inc. #*	42,090	1,200	Fair Isaac Corporation *	43,956
2,300	Republic Services, Inc.	94,323	2,300	Fairchild Semiconductor
740	Rollins, Inc.	16,014		International, Inc. #	37,053
1,800	Roper Industries, Inc. *	86,130	1,200	Fidelity National Information
175	Sequa Corporation #	18,569		Services, Inc. *	49,884
1,040	SPX Corporation *	59,821	1,200	Gartner Group, Inc. #*	22,320
900	Stericycle, Inc. #*	63,639	2,690	Harris Corporation	114,594
1,050	Swift Transportation		600	Imation Corporation *	27,462
	Company, Inc. #*	26,408	2,700	Ingram Micro, Inc. #	55,647
735	Teleflex, Inc.	45,717	3,755	Integrated Device Technology, Inc. #	59,517
1,100	Thomas & Betts Corporation #	56,683	1,400	International Rectifier
1,800	Timken Company	54,090		Corporation #*	50,358
1,580	Trinity Industries, Inc. *	56,975	2,700	Intersil Corporation *	63,315
1,400	United Rentals, Inc. #*	33,166	1,500	Jack Henry & Associates, Inc. *	32,685
1,175	Werner Enterprises, Inc. *	21,561	1,700	KEMET Corporation #	12,495
1,200	YRC Worldwide, Inc. #*	46,488	2,800	Lam Research Corporation #*	138,460

	Total Industrials	3,457,000	2,300	Lattice Semiconductor

				Corporation #*	14,283
Information Technology (15.2%)			1,000	Macrovision Corporation #	26,610
7,800	3Com Corporation #	37,908	3,195	McAfee, Inc. #*	92,431
4,677	Activision, Inc. #*	72,119	3,200	McDATA Corporation #*	18,144
1,345	Acxiom Corporation	33,289	3,300	MEMC Electronic Materials, Inc. #	117,150
1,190	ADTRAN, Inc. *	27,537	1,550	Mentor Graphics Corporation #*	26,148
300	Advent Software, Inc. #*	11,106	1,100	Micrel, Inc. #*	12,276
1,300	Alliance Data Systems Corporation #	78,936	4,160	Microchip Technology, Inc. *	136,989
1,800	Amphenol Corporation	122,220	1,700	MoneyGram International, Inc.	58,157
3,200	Andrew Corporation #-	29,632	2,125	MPS Group, Inc. #	32,406
2,425	Arrow Electronics, Inc. # *	72,386	1,050	National Instruments Corporation	32,739
8,290	Atmel Corporation #	47,668	800	Newport Corporation #	17,296
2,460	Avnet, Inc. #*	58,253	2,000	Palm, Inc. #*	30,700
1,000	Avocent Corporation #*	36,710	900	Plantronics, Inc. *	18,999
2,400	BISYS Group, Inc. #*	26,496	900	Plexus Corporation #*	19,728
5,580	Cadence Design Systems, Inc. #∈	99,659	1,790	Polycom, Inc. #	49,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

Mid Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Information Technology — continued			Telecommunications Services (0.5%)
2,700	Powerwave Technologies, Inc. #*	$17,577	4,960	Cincinnati Bell, Inc. #	$23,262
3,700	RF Micro Devices, Inc. #*	27,010	2,035	Telephone and Data Systems, Inc.	99,410

1,500	Semtech Corporation #	19,545		Total Telecommunications
1,100	Silicon Laboratories, Inc. #	35,893		Services	122,672

800	SRA International, Inc. #*	25,640
1,700	Sybase, Inc. #*	41,395	Utilities (8.3%)
2,700	Synopsys, Inc. #	60,777	1,485	AGL Resources, Inc. *	55,688
1,045	Tech Data Corporation #	41,121	2,375	Alliant Energy Corporation	91,081
685	Transaction Systems		2,500	Aqua America, Inc. *	60,625
	Architects, Inc. #	23,091	7,495	Aquila, Inc. #∈	34,402
2,615	TriQuint Semiconductor, Inc. #*	11,768	670	Black Hills Corporation *	23,122
2,100	UTStarcom, Inc. #*	22,617	2,245	DPL, Inc. *	64,476
3,495	Vishay Intertechnology, Inc. #*	47,148	1,450	Duquesne Light Holdings, Inc. *	28,754
4,300	Western Digital Corporation #	78,604	2,865	Energy East Corporation	69,648
1,500	Wind River Systems, Inc. #*	16,470	2,300	Equitable Resources, Inc. *	93,196
1,400	Zebra Technologies Corporation #	52,178	1,630	Great Plains Energy, Inc. *	53,040

	Total Information		1,670	Hawaiian Electric Industries, Inc. *	46,793
	Technology	3,443,065	925	IDACORP, Inc. *	36,473

			3,550	MDU Resources Group, Inc.	91,164
Materials (5.0%)			1,670	National Fuel Gas Company *	62,458
1,495	Airgas, Inc.	56,526	3,125	Northeast Utilities Service Company	78,156
780	Albemarle Corporation	50,723	2,030	NSTAR	70,624
1,045	Bowater, Inc. *	21,851	1,765	OGE Energy Corporation *	68,094
1,175	Cabot Corporation *	46,471	2,100	ONEOK, Inc.	87,423
4,720	Chemtura Corporation	40,498	3,832	Pepco Holdings, Inc. *	97,409
2,400	Commercial Metals Company	63,864	1,295	PNM Resources, Inc.	36,467
765	Cytec Industries, Inc.	42,373	2,325	Puget Energy, Inc.	55,521
890	Ferro Corporation	17,551	1,705	Questar Corporation	138,923
900	Florida Rock Industries, Inc. *	38,610	2,190	SCANA Corporation	87,512
700	FMC Corporation	47,985	4,370	Sierra Pacific Resources #	66,249
1,040	Glatfelter Company *	15,226	1,540	Vectren Corporation	44,752
1,370	Lubrizol Corporation	61,650	1,700	Westar Energy, Inc.	43,044
4,110	Lyondell Chemical Company *	105,504	1,080	WGL Holdings, Inc. *	35,046
905	Martin Marietta Materials, Inc. *	79,640	2,210	Wisconsin Energy Corporation	101,527
470	Minerals Technologies, Inc.	25,925	1,000	WPS Resources Corporation	53,210

1,485	Olin Corporation	25,690		Total Utilities	1,874,877

1,600	Packaging Corporation of America	36,752

1,200	Reliance Steel & Aluminum Company	41,220		Total Common Stock
2,415	RPM International, Inc. *	46,247		(cost $15,406,158)	22,050,541

900	Scotts Company *	44,514
1,010	Sensient Technologies Corporation	23,280
1,975	Sonoco Products Company	70,073
900	Steel Dynamics, Inc.	54,099
2,100	Valspar Corporation	56,259
1,400	Worthington Industries, Inc. *	24,192

	Total Materials	1,136,723

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (26.0%)		Rate (+)	Date	Value

5,880,742	Thrivent Financial Securities Lending Trust		5.300%	N/A	$5,880,742

	Total Collateral Held for Securities Loaned
	(cost $5,880,742)				5,880,742

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.4%)		Rate (+)	Date	Value

$100,000	Federal National Mortgage Association ∈		5.200%	2/7/2007	$98,617
440,487	Thrivent Money Market Fund		4.600	N/A	440,487

	Total Short-Term Investments (cost $539,086)				539,104

	Total Investments (cost $21,825,986) 125.8%				$28,470,387

	Other Assets and Liabilities, Net (25.8%)				(5,844,570)

	Total Net Assets 100.0%				$22,625,817

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Index Mini-Futures	7	December 2006	$532,816	$552,090	$19,274

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∈ At October 31, 2006, $98,617 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $737,927 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$6,890,680
Gross unrealized depreciation	(684,278)

Net unrealized appreciation (depreciation)	$6,206,402
Cost for federal income tax purposes	$22,263,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

Partner International Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.3%)	Value (^)	Shares	Common Stock (95.3%)	Value (^)

Australia (2.0%)			41,410	LVMH Moet Hennessy
150,600	AMP, Ltd.	$1,105,815		Louis Vuitton SA	$4,313,151
139,400	Brambles Industries, Ltd.	1,348,285	17,539	Pernod Ricard SA	3,511,151
197,800	Lend Lease Corporation, Ltd.	2,581,432	8,986	Pinault-Printemps-Redoute SA	1,340,056
651,900	Macquarie Infrastructure Group	1,705,622	63,600	Safran SA	1,437,214
91,700	Rinker Group, Ltd.	1,311,997	59,900	Schneider Electric SA	6,221,695
26,000	Rio Tinto, Ltd.	1,580,892	15,429	Societe Generale	2,561,470
218,600	Transurban Group	1,223,578	45,145	Societe Television Francaise 1	1,531,617

	Total Australia	10,857,621	49,020	Total SA	3,316,036

			43,600	Veolia Environnement	2,668,175

Austria (1.0%)				Total France	46,852,666

58,060	Erste Bank der oesterreichischen
	Sparkassen AG	3,949,762	Germany (5.5%)
22,400	Wiener Staedtische Allgemeine		114,200	Adidas AG	5,727,957
	Versicherung AG	1,440,670	8,500	Deutsche Boerse AG	1,373,107

	Total Austria	5,390,432	194,200	Deutsche Post AG-REG	5,382,252

			21,600	Fresenius Medical Care AG &
Belgium (1.0%)				Company	2,882,716
48,400	InBev NV	2,724,954	22,789	Hypo Real Estate Holding AG	1,435,847
24,050	KBC Groep NV	2,626,192	84,200	Metro AG	5,011,098
4,777	UCB SA	295,458	82,400	Praktiker Bau- und

	Total Belgium	5,646,604		Heimwerkermaerkte Holding AG	2,625,841

			64,600	Siemens AG	5,827,613

Brazil (1.2%)				Total Germany	30,266,431

22,800	Banco Itau Holding Financeira SA 750,595
76,800	Companhia Vale do Rio Doce		Greece (1.5%)
	SP ADR	1,668,096	33,846	Cosmote Mobile
52,590	Petroleo Brasileiro SA ADR	4,257,686		Telecommunications SA	834,245

	Total Brazil	6,676,377	148,180	Hellenic Telecommunication

				Organization SA #	3,835,810
Canada (0.2%)			81,170	National Bank of Greece SA	3,679,451

19,300	Telus Corporation	1,107,048		Total Greece	8,349,506

	Total Canada	1,107,048

			Hong Kong (1.3%)
Denmark (0.5%)			920,000	China Overseas Land &
36,422	Novo Nordisk AS	2,743,276		Investment, Ltd.	836,378

	Total Denmark	2,743,276	1,220,000	China Petroleum & Chemical

				Corporation	846,103
Finland (0.4%)			406,000	Shangri-La Asia, Ltd.	880,502
95,682	Nokia Oyj	1,901,880	462,200	Swire Pacific, Ltd.	4,879,398

	Total Finland	1,901,880		Total Hong Kong	7,442,381

France (8.4%)			Ireland (0.7%)
50,191	Accor SA	3,481,577	171,300	Anglo Irish Bank Corporation plc	3,074,698
308,055	Axa SA	11,719,543	25,200	CRH plc	888,294

78,000	Carrefour SA	4,750,981		Total Ireland	3,962,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

Partner International Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.3%)	Value (^)	Shares	Common Stock (95.3%)	Value (^)

Italy (6.0%)			51,200	Sony Corporation	$2,092,553
673,900	AEM SPA	$1,851,311	411,100	Sumitomo Corporation	5,401,927
468,400	Banca Intesa SPA	3,103,337	492	Sumitomo Mitsui Financial
262,680	Banca Intesa SPA	1,794,438		Group, Inc.	5,376,714
264,311	Eni SPA	7,995,450	635,700	Sumitomo Trust and Banking
50,900	Lottomatica SPA	1,852,058		Company, Ltd.	6,819,605
71,400	Mediobanca SPA	1,656,963	19,400	T&D Holdings, Inc.	1,415,763
202,600	Saipem SPA	4,772,413	106,600	Takeda Pharmaceutical
1,275,780	UniCredito Italiano SPA	10,572,121		Company, Ltd.	6,843,870

	Total Italy	33,598,091	155,700	Toyota Motor Corporation	9,193,383

			50,500	Ushio, Inc.	1,050,574

Japan (21.9%)				Total Japan	121,962,734

37,650	Aiful Corporation	1,297,808
18,100	Astellas Pharmaceutical, Inc.	815,202	Luxembourg (0.6%)
297,300	Bridgestone Corporation	6,192,277	19,100	Tenaris SA ADR	737,069
26,500	Canon, Inc.	1,415,266	177,000	SES Global SA	2,711,545

32,300	Credit Saison Company, Ltd.	1,167,951		Total Luxembourg	3,448,614

100,300	Daito Trust Construction
	Company, Ltd.	5,289,364	Mexico (1.9%)
18,500	Fanuc, Ltd.	1,604,925	71,000	America Movil SA de CV ADR	3,043,770
113,500	Fuji Film Holdings Corporation	4,217,050	635,900	Grupo Financiero Banorte SA
40,100	Honda Motor Company	1,415,363		de CV	2,305,935
49,000	Hoya Corporation	1,893,311	48,600	Grupo Televisia SA ADR	1,199,448
44,200	IBIDEN Company, Ltd.	2,311,237	108,100	Telefonos de Mexico SA
40,000	JSR Corporation	1,004,535		de CV ADR	2,852,759
9,600	Keyence Corporation	2,122,704	303,322	Wal-Mart de Mexico SA de CV	1,054,798

61,300	Kyocera Corporation	5,493,320		Total Mexico	10,456,710

28,400	Leopalace21 Corporation	1,066,495
155,800	MARUI Company, Ltd.	2,095,184	Netherlands (2.3%)
116,200	Mitsubishi Corporation	2,243,324	142,000	ABN AMRO Holding NV	4,137,701
57,000	Mitsubishi Estate Company, Ltd.	1,363,259	149,500	ING Groep NV	6,621,161
710	Mitsubishi UFJ Financial		47,828	Royal Numico NV	2,136,437

	Group, Inc.	9,005,763		Total Netherlands	12,895,299

155,000	Mitsui Fudosan Company, Ltd.	3,813,305
174,000	Mitsui Trust Holdings, Inc.	2,041,293	Norway (0.5%)
24,200	Nidec Corporation	1,851,020	172,600	Telenor ASA	2,730,272

286,700	Nikon Corporation	5,885,336		Total Norway	2,730,272

18,300	Nitto Denko Corporation	1,041,348
10,470	ORIX Corporation	2,944,523	Portugal (0.3%)
16,800	Otsuka Corporation	1,842,125	114,900	Portugal Telecom SGPS SA	1,433,676

3,307	Rakuten, Inc.	1,467,486		Total Portugal	1,433,676

631	Resona Holdings, Inc.	1,915,200
43,100	Secom Company, Ltd.	2,154,491	Russia (0.1%)
52,100	Sega Sammy Holdings, Inc.	1,307,287	13,900	OAO TMK GDR #	356,257

46,400	Seven & I Holdings Company, Ltd. 1,488,596			Total Russia	356,257

30,250	Shin-Etsu Chemical Company, Ltd. 1,982,997
14,800	SMC Corporation	2,019,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

Partner International Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (95.3%)	Value (^)	Shares	Common Stock (95.3%)	Value (^)

Singapore	(3.0%)		16,750	Holcim, Ltd.	$1,442,301
222,600	Keppel Corporation, Ltd.	$2,260,417	19,200	Nestle SA	6,560,667
3,417,490	Singapore		9,359	Nobel Biocare Holding AG	2,560,536
	Telecommunications, Ltd.	5,821,236	79,979	Novartis AG	4,854,586
623,150	StarHub, Ltd.	893,176	30,900	Swatch Group AG	6,096,872
557,500	United Overseas Bank, Ltd.	6,332,252	18,100	Swiss Life Holding #	4,263,683
162,000	Venture Corporation, Ltd.	1,486,814	68,300	Swiss Reinsurance Company	5,603,043

	Total Singapore	16,793,895	68,081	UBS AG	4,065,116

				Total Switzerland	44,497,262

South Africa (0.3%)
83,400	Naspers, Ltd.	1,507,410	Taiwan (0.7%)

	Total South Africa	1,507,410	396,000	Cathay Financial Holding

				Company, Ltd.	767,562
South Korea (1.3%)			200,800	Hon Hai Precision Industry
18,520	Kookmin Bank	1,468,431		Company, LTD. (Foxconn)	1,298,782
56,150	LG Electronics, Inc.	3,392,226	100,000	Media Tek, Inc.	973,468
2,606	Lotte Shopping Company, Ltd.	987,032	77,608	Taiwan Semiconductor
2,050	Samsung Electronics			Manufacturing Company, Ltd. ADR	752,798

	Company, Ltd.	1,327,441		Total Taiwan	3,792,610

	Total South Korea	7,175,130

			United Kingdom (15.7%)
Spain (6.3%)			300,500	Amvescap plc	3,433,565
16,619	Acciona SA	2,925,905	84,600	AstraZeneca plc	4,985,977
63,600	Actividades de Construccion y		190,300	Aviva plc	2,811,118
	Servicios SA	3,192,355	144,522	BP Amoco plc	1,615,713
232,300	Banco Bilbao Vizcaya		542,600	British Sky Broadcasting
	Argentaria SA	5,606,806		Group plc	5,626,189
63,500	Cintra Concesiones de		297,500	Capita Group plc	3,055,533
	Infraestructuras de		574,640	Friends Provident plc	2,268,743
	Transporte SA	972,802	355,013	GlaxoSmithKline plc	9,461,821
90,100	Enagas	2,183,536	1,229,700	Group 4 Securicor plc	4,092,588
22,900	Grupo Ferrovial SA	2,116,258	90,100	Johnson Matthey plc	2,466,939
125,600	Iberdrola SA	5,756,488	1,245,000	Kingfisher plc	6,245,425
84,100	Repsol YPF SA	2,795,855	571,100	Lloyds TSB Group plc	6,100,485
504,732	Telefonica SA	9,717,202	77,200	Next plc	2,766,962

	Total Spain	35,267,207	413,500	Pearson plc	6,102,320

			70,464	Reckitt Benckiser plc	3,063,477
Sweden (2.7%)			162,800	Reuters Group plc	1,388,148
209,000	Assa Abloy AB	4,016,201	148,200	Royal Bank of Scotland Group plc	5,275,943
108,500	Atlas Copco AB	3,161,312	238,725	Unilever plc	5,928,550
78,900	Skandinaviska Enskilda Banken	2,201,853	1,944,688	Vodafone Group plc	5,011,224
1,510,700	Telefonaktiebolaget LM Ericsson	5,710,222	454,500	WPP Group plc	5,822,057

	Total Sweden	15,089,588		Total United Kingdom	87,522,777

Switzerland (8.0%)				Total Common Stock
31,280	Credit Suisse Group	1,885,512		(cost $431,042,707)	529,724,746

8,650	Givaudan SA	7,164,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

Partner International Stock Fund Schedule of Investments as of October 31, 2006

Shares or
Principal	Interest
Amount	Short-Term Investments (4.6%)	Rate (+)	Date	Value

$3,000,000	Amsterdam Funding Corporation	5.260%	11/3/2006	$2,999,123
12,005,000	Falcon Asset Securitization Corporation	5.300	11/1/2006	12,005,000
10,795,069	Thrivent Money Market Fund	4.600	N/A	10,795,069

	Total Short-Term Investments (at amortized cost)			25,799,192

	Total Investments (cost $456,841,899) 99.9%			$555,523,938

	Other Assets and Liabilities, Net 0.1%			649,208

	Total Net Assets 100.0%			$556,173,146

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Securities are fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR — Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$101,209,812
Gross unrealized depreciation	(6,268,489)

Net unrealized appreciation (depreciation)	$94,941,323
Cost for federal income tax purposes	$460,582,615

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

Large Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.6%)	Value	Shares	Common Stock (96.6%)	Value

Consumer Discretionary (11.6%)			27,400	Cameron International
36,250	Aeropostale, Inc. #	$1,062,488		Corporation #	$1,372,740
44,812	Best Buy Company, Inc.	2,475,863	22,550	ConocoPhillips	1,358,412
1	Chipotle Mexican Grill, Inc. #	22	33,650	Devon Energy Corporation	2,249,166
29,500	Circuit City Stores, Inc.	795,910	21,850	Diamond Offshore Drilling, Inc. *	1,512,676
37,850	Coach, Inc. #	1,500,374	13,050	Exxon Mobil Corporation	932,031
34,850	Federated Department Stores, Inc.	1,530,264	9,300	National Oilwell Varco, Inc. #	561,720
9,900	Harrah’s Entertainment, Inc.	735,867	31,950	Occidental Petroleum Corporation	1,499,733
48,900	International Game Technology	2,078,739	39,350	Range Resources Corporation *	1,068,352
37,750	Kohl’s Corporation #	2,665,150	78,360	Schlumberger, Ltd.	4,942,949
22,250	Las Vegas Sands Corporation #	1,695,450	37,700	Valero Energy Corporation	1,972,841
130,750	Lowe’s Companies, Inc.	3,940,805	39,950	XTO Energy, Inc.	1,864,067

48,800	Marriott International, Inc.	2,038,376		Total Energy	21,554,016

16,239	McDonald’s Corporation	680,739
38,800	McGraw-Hill Companies, Inc.	2,489,796	Financials (11.7%)
32,300	MGM MIRAGE #*	1,389,546	20,610	ACE, Ltd.	1,179,922
68,400	News Corporation ADR *	1,487,016	16,650	AllianceBernstein Holding, LP *	1,293,705
15,550	OSI Restaurant Partners, Inc.	517,348	43,950	American Express Company	2,540,750
17,300	Royal Caribbean Cruises, Ltd.	700,650	37,900	American International
105,575	Staples, Inc.	2,722,779		Group, Inc.	2,545,743
71,600	Starbucks Corporation #	2,702,900	92,150	Charles Schwab Corporation	1,678,973
17,100	Starwood Hotels & Resorts		8,150	Chicago Mercantile Exchange
	Worldwide, Inc.	1,021,554		Holdings, Inc.	4,083,150
31,800	Target Corporation	1,881,924	30,096	Citigroup, Inc.	1,509,615
24,700	Toll Brothers, Inc. #*	714,077	18,100	Franklin Resources, Inc.	2,062,676
26,900	Viacom, Inc. #	1,046,948	29,450	Goldman Sachs Group, Inc.	5,589,316
55,535	Walt Disney Company	1,747,131	11,500	Hartford Financial Services
13,500	Wynn Resorts, Ltd. #	992,790		Group, Inc.	1,002,455

	Total Consumer		40,000	J.P. Morgan Chase & Company	1,897,600
	Discretionary	40,614,506	17,450	Legg Mason, Inc.	1,570,849

			23,310	Lehman Brothers Holdings, Inc.	1,814,450
Consumer Staples (7.3%)			11,750	Marsh & McLennan
30,200	Altria Group, Inc.	2,456,166		Companies, Inc.	345,920
14,300	Anheuser-Busch Companies, Inc.	678,106	21,650	Merrill Lynch & Company, Inc.	1,892,643
23,150	Archer-Daniels-Midland Company	891,275	17,200	Moody’s Corporation	1,140,360
23,350	Coca-Cola Company	1,090,912	24,150	Morgan Stanley	1,845,784
39,450	Colgate-Palmolive Company	2,523,616	43,900	Nasdaq Stock Market, Inc. #	1,568,547
10,050	Costco Wholesale Corporation	536,469	25,000	State Street Corporation	1,605,750
97,050	CVS Corporation	3,045,429	29,900	UBS AG	1,789,216
90,300	PepsiCo, Inc.	5,728,632	55,600	Wells Fargo & Company	2,017,724

89,039	Procter & Gamble Company	5,644,182		Total Financials	40,975,148

17,850	Walgreen Company	779,688
45,700	Wal-Mart Stores, Inc.	2,252,096	Health Care (16.6%)

	Total Consumer Staples	25,626,571	48,800	Abbott Laboratories	2,318,488

			17,750	Allergan, Inc.	2,050,125
Energy (6.1%)			74,350	Amgen, Inc. #	5,643,908
10,450	Arch Coal, Inc. *	361,884	20,800	Amylin Pharmaceuticals, Inc. #	914,368
26,900	Baker Hughes, Inc.	1,857,445	14,600	AstraZeneca plc	857,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

Large Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.6%)	Value	Shares	Common Stock (96.6%)	Value

Health Care — continued			15,500	General Dynamics Corporation	$1,102,050
39,429	Caremark Rx, Inc.	$1,941,090	165,320	General Electric Company	5,804,385
26,000	Celgene Corporation #*	1,389,440	17,500	Illinois Tool Works, Inc.	838,775
4,250	CIGNA Corporation	497,165	13,050	ITT Corporation	709,790
19,850	DaVita, Inc. #	1,104,256	14,500	L-3 Communications
18,450	Fisher Scientific			Holdings, Inc.	1,167,540
	International, Inc. #	1,579,689	13,650	Lockheed Martin Corporation	1,186,594
57,400	Genentech, Inc. #	4,781,420	21,950	Manitowoc Company, Inc.	1,204,616
31,655	Genzyme Corporation #	2,137,029	12,300	Monster Worldwide, Inc. #	498,273
48,200	Gilead Sciences, Inc. #	3,320,980	23,100	Precision Castparts Corporation	1,572,186
8,250	Intuitive Surgical, Inc. #*	818,235	56,530	United Technologies Corporation	3,715,152
47,608	Johnson & Johnson	3,208,779	10,900	US Airways Group, Inc. #	543,474
28,050	McKesson Corporation	1,405,024	31,800	Waste Management, Inc.	1,191,864

30,800	Medco Health Solutions, Inc. #	1,647,800		Total Industrials	38,261,978

34,350	MedImmune, Inc. #	1,100,574
59,680	Medtronic, Inc.	2,905,222	Information Technology (27.2%)
32,950	Novartis AG ADR	2,001,054	52,593	Accenture, Ltd.	1,730,836
37,250	Pfizer, Inc.	992,712	80,750	Adobe Systems, Inc. #	3,088,688
24,300	Pharmaceutical Product		35,100	Advanced Micro Devices, Inc. #	746,577
	Development, Inc.	769,095	33,400	Agilent Technologies, Inc. #	1,189,040
21,350	Quest Diagnostics, Inc.	1,061,949	34,450	Amdocs, Ltd. #	1,335,282
22,000	Schering-Plough Corporation	487,080	79,900	Apple Computer, Inc. #	6,478,292
48,950	St. Jude Medical, Inc. #	1,681,432	33,100	aQuantive, Inc. #*	899,658
47,150	Teva Pharmaceutical		31,400	Autodesk, Inc. #	1,153,950
	Industries, Ltd.	1,554,536	21,450	Automatic Data Processing, Inc.	1,060,488
71,250	UnitedHealth Group, Inc.	3,475,575	87,650	BEA Systems, Inc. #	1,426,066
9,000	Varian Medical Systems, Inc. #	493,740	39,525	Broadcom Corporation #	1,196,422
16,600	Vertex Pharmaceuticals, Inc. #	673,960	48,300	Cadence Design Systems, Inc. #	862,638
27,450	WellPoint, Inc. #	2,094,984	322,600	Cisco Systems, Inc. #	7,784,338
28,610	Wyeth	1,459,968	29,693	Citrix Systems, Inc. #	876,834
23,750	Zimmer Holdings, Inc. #	1,710,238	33,850	Cognizant Technology

	Total Health Care	58,076,935		Solutions Corporation #~	2,548,228

			38,100	Comverse Technology, Inc. #	829,437
Industrials (10.9%)			141,050	Corning, Inc. #	2,881,652
33,550	AMR Corporation #*	950,807	71,550	Dell, Inc. #	1,740,812
45,300	Boeing Company	3,617,658	98,550	eBay, Inc. #	3,166,412
12,650	Burlington Northern		49,570	Electronic Arts, Inc. #	2,621,757
	Santa Fe Corporation	980,754	80,430	EMC Corporation #	985,268
22,350	Caterpillar, Inc.	1,356,868	43,291	Entegris, Inc. #	485,292
65,600	CSX Corporation	2,339,952	22,250	Fidelity National Information
32,100	Danaher Corporation	2,303,817		Services, Inc.	924,932
26,650	Emerson Electric Company	2,249,260	51,600	First Data Corporation	1,251,300
17,650	Expeditors International of		20,700	Google, Inc. #~	9,861,271
	Washington, Inc.	836,786	77,700	Hewlett-Packard Company	3,010,098
22,550	FedEx Corporation	2,582,877	14,150	Infosys Technologies, Ltd. ADR *	737,215
11,500	Flowserve Corporation #	609,500	118,150	Intel Corporation	2,521,321
20,000	Foster Wheeler, Ltd. #*	899,000	88,450	Juniper Networks, Inc. #	1,523,109

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

Large Cap Growth Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.6%)	Value	Shares	Common Stock (96.6%)	Value

Information Technology — continued			Materials (2.2%)
16,550	Lam Research Corporation #	$818,398	18,350	Allegheny Technologies, Inc. *	$1,444,696
98,645	Lawson Software, Inc. #	751,675	19,600	Freeport-McMoRan
22,550	Linear Technology Corporation	701,756		Copper & Gold, Inc.	1,185,408
100,100	Marvell Technology Group, Ltd. #	1,829,828	52,700	Monsanto Company	2,330,394
19,900	MEMC Electronic Materials, Inc. #	706,450	13,850	Nucor Corporation	808,978
11,550	Microchip Technology, Inc.	380,342	33,250	Praxair, Inc.	2,003,312

146,700	Microsoft Corporation	4,211,757		Total Materials	7,772,788

108,600	Motorola, Inc.	2,504,316
53,150	Network Appliance, Inc. #	1,939,975	Telecommunications Services (3.0%)
23,800	NVIDIA Corporation #	829,906	75,250	America Movil SA de CV ADR	3,225,968
129,795	Oracle Corporation #	2,397,314	50,400	AT&T, Inc.	1,726,200
163,200	QUALCOMM, Inc.	5,938,848	70,550	Crown Castle
17,500	SanDisk Corporation #	841,750		International Corporation #	2,374,008
30,800	Symantec Corporation #	611,072	33,000	NII Holdings, Inc. #*	2,145,990
65,250	Texas Instruments, Inc.	1,969,245	50,150	Sprint Nextel Corporation	937,304

17,300	Varian Semiconductor Equipment			Total Telecommunications
	Associates, Inc. #	631,277		Services	10,409,470

42,900	Xilinx, Inc.	1,094,379

93,900	Yahoo!, Inc. #	2,473,326		Total Common Stock

	Total Information			(cost $324,211,263)	338,840,239

	Technology	95,548,827

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.6%)		Rate (+)	Date	Value

9,102,649	Thrivent Financial Securities Lending Trust		5.300%	N/A	$9,102,649

	Total Collateral Held for Securities Loaned
	(cost $9,102,649)				9,102,649

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

Large Cap Growth Fund Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Short-Term Investments (3.7%)		Rate (+)	Date	Value

13,137,230	Thrivent Money Market Fund		4.600%	N/A	$13,137,230

	Total Short-Term Investments (at amortized cost)				13,137,230

	Total Investments (cost $346,451,142) 102.9%				$361,080,118

	Other Assets and Liabilities, Net (2.9%)				(10,171,667)

	Total Net Assets 100.0%				$350,908,451

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Cognizant Technology
Solutions Corporation	65	$80.00	November 2006	($9,750)	$2,516
Google, Inc.	12	$500.00	November 2006	($4,680)	$1,596

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,388,389
Gross unrealized depreciation	(10,255,206)

Net unrealized appreciation (depreciation)	$13,133,183
Cost for federal income tax purposes	$347,946,935

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

Large Cap Value Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Consumer Discretionary (7.2%)			222,280	Bank of America Corporation	$11,974,224
64,600	BorgWarner, Inc.	$3,714,500	65,100	Chubb Corporation	3,460,065
14,050	CBS Corporation	406,607	259,432	Citigroup, Inc.	13,013,109
60,800	Clear Channel		35,300	City National Corporation	2,349,568
	Communications, Inc.	2,118,880	68,300	Countrywide Financial
188,200	Comcast Corporation #*	7,654,094		Corporation	2,603,596
68,700	Federated Department Stores, Inc.	3,016,617	40,500	Equity Office Properties Trust	1,721,250
64,200	J.C. Penney Company, Inc.		12,900	Everest Re Group, Ltd.	1,279,422
	(Holding Company)	4,829,766	66,240	Federal Home Loan Mortgage
58,185	Liberty Media Holding			Corporation	4,569,898
	Corporation #	5,181,956	43,000	Federal National Mortgage
66,125	Liberty Media Holding			Association	2,548,180
	Corporation #	1,459,379	15,900	Goldman Sachs Group, Inc.	3,017,661
7,375	Live Nation, Inc. #	156,792	33,880	Hartford Financial Services
46,200	Office Depot, Inc. #	1,939,938		Group, Inc.	2,953,320
144,500	Visteon Corporation #	1,066,410	322,500	J.P. Morgan Chase & Company	15,299,400
172,400	Walt Disney Company	5,423,704	53,700	Lehman Brothers Holdings, Inc.	4,180,008

	Total Consumer		86,700	Mellon Financial Corporation	3,363,960
	Discretionary	36,968,643	72,800	Morgan Stanley	5,564,104

			23,300	PMI Group, Inc. *	993,745
Consumer Staples (7.6%)			86,400	PNC Financial Services Group, Inc.	6,050,592
134,500	Altria Group, Inc.	10,938,885	99,200	Principal Financial Group, Inc.	5,603,808
60,500	Anheuser-Busch Companies, Inc.	2,868,910	74,000	Prudential Financial, Inc.	5,692,820
91,100	Estee Lauder Companies, Inc.	3,679,529	12,900	Simon Property Group, Inc.	1,252,590
81,500	General Mills, Inc.	4,630,830	105,700	St. Paul Travelers Companies, Inc.	5,404,441
50,100	Kellogg Company	2,520,531	92,100	State Street Corporation	5,915,583
53,310	Kimberly-Clark Corporation	3,546,181	87,800	U.S. Bancorp	2,971,152
92,200	Kroger Company	2,073,578	106,514	Wachovia Corporation	5,911,527
73,100	Reynolds American, Inc. *	4,616,996	94,062	Washington Mutual, Inc. *	3,978,823
78,700	Wal-Mart Stores, Inc.	3,878,336	193,700	Wells Fargo & Company	7,029,373

	Total Consumer Staples	38,753,776		Total Financials	146,098,526

Energy (9.5%)			Health Care (9.7%)
58,950	Apache Corporation	3,850,614	162,700	Abbott Laboratories	7,729,877
152,614	Chevron Corporation	10,255,661	65,100	Baxter International, Inc.	2,992,647
84,612	ConocoPhillips	5,097,027	7,200	Biotech HOLDRS Trust	1,380,528
235,200	Exxon Mobil Corporation	16,797,983	27,500	Eli Lilly and Company	1,540,275
45,900	Marathon Oil Corporation	3,965,760	31,000	GlaxoSmithKline plc	1,650,750
62,700	Occidental Petroleum		69,700	HCA, Inc.	3,521,244
	Corporation	2,943,138	52,060	Johnson & Johnson	3,508,844
87,700	Schlumberger, Ltd.	5,532,116	79,600	McKesson Corporation	3,987,164

	Total Energy	48,442,299	31,100	Novartis AG ADR	1,888,703

			451,800	Pfizer, Inc.	12,040,470
Financials (28.6%)			144,600	Sanofi-Aventis ADR	6,172,974
55,900	ACE, Ltd.	3,200,275	58,000	Wyeth	2,959,740

107,000	Allstate Corporation	6,565,520		Total Health Care	49,373,216

113,600	American International
	Group, Inc.	7,630,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

Large Cap Value Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Industrials (12.0%)			Materials (3.7%)
92,100	AMR Corporation #*	$2,610,114	85,450	Alcoa, Inc.	$2,470,360
68,000	CSX Corporation	2,425,560	107,400	E.I. du Pont de Nemours and
18,200	Deere & Company	1,549,366		Company	4,918,920
65,200	Emerson Electric Company	5,502,880	156,740	International Paper Company	5,227,279
153,300	Flowserve Corporation #	8,124,900	79,600	MeadWestvaco Corporation *	2,190,592
204,300	General Electric Company	7,172,973	67,800	Praxair, Inc.	4,084,950

87,300	Lockheed Martin Corporation	7,588,989		Total Materials	18,892,101

49,400	Parker-Hannifin Corporation	4,131,322
127,900	Republic Services, Inc.	5,245,179	Telecommunications Services (5.7%)
183,300	Steelcase, Inc. *	3,037,281	37,500	ALLTEL Corporation	1,999,125
62,800	Union Pacific Corporation	5,691,564	259,487	AT&T, Inc.	8,887,430
126,500	United Technologies Corporation	8,313,580	100,820	BellSouth Corporation	4,546,982

	Total Industrials	61,393,708	238,392	Sprint Nextel Corporation	4,455,546

			246,464	Verizon Communications, Inc.	9,119,168

Information Technology (9.9%)				Total Telecommunications
99,200	Accenture, Ltd.	3,264,672		Services	29,008,251

93,200	Amdocs, Ltd. #	3,612,432
55,920	Applied Materials, Inc.	972,449	Utilities (2.4%)
46,300	Comverse Technology, Inc. #*	1,007,951	37,100	Entergy Corporation	3,184,293
131,300	Hewlett-Packard Company	5,086,562	85,600	Exelon Corporation	5,305,488
181,750	Hyperion Solutions Corporation # 6,797,450		66,300	FirstEnergy Corporation	3,901,755

122,450	International Business Machines			Total Utilities	12,391,536

	Corporation	11,305,808

200,500	Microsoft Corporation	5,756,355		Total Common Stock
96,400	Molex, Inc. *	3,364,360		(cost $403,826,945)	491,602,619

89,000	Motorola, Inc.	2,052,340
102,850	Nokia Oyj ADR	2,044,658
87,000	Oracle Corporation #	1,606,890
323,400	Tellabs, Inc. #	3,408,636

	Total Information
	Technology	50,280,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

Large Cap Value Fund
Schedule of Investments as of October 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.3%)	Rate (+)	Date	Value

17,069,352	Thrivent Financial Securities Lending Trust	5.300%	N/A	$17,069,352

	Total Collateral Held for Securities Loaned
	(cost $17,069,352)			17,069,352

		Interest	Maturity
Shares	Short-Term Investments (2.9%)	Rate (+)	Date	Value

14,541,584	Thrivent Money Market Fund	4.600%	N/A	$14,541,584

	Total Short-Term Investments (at amortized cost)			14,541,584

	Total Investments (cost $435,437,881) 102.5%			$523,213,555

	Other Assets and Liabilities, Net (2.5%)			(12,712,833)

	Total Net Assets 100.0%			$510,500,722

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$91,366,752
Gross unrealized depreciation	(3,906,612)

Net unrealized appreciation (depreciation)	$87,460,140
Cost for federal income tax purposes	$435,753,415

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

Large Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (94.5%)	Value	Shares	Common Stock (94.5%)	Value

Consumer Discretionary (9.9%)			Energy (9.2%)
256,300	Best Buy Company, Inc.	$14,160,575	212,600	Apache Corporation	$13,887,032
199,800	CBS Corporation	5,782,212	240,800	BJ Services Company	7,262,528
272,500	Circuit City Stores, Inc. *	7,352,050	718,551	Chevron Corporation	48,286,627
785,600	Comcast Corporation #*	31,801,088	548,929	ConocoPhillips	33,067,483
167,500	Fortune Brands, Inc. *	12,889,125	102,100	Diamond Offshore Drilling, Inc. *	7,068,383
187,800	Genuine Parts Company *	8,548,656	1,763,746	Exxon Mobil Corporation	125,966,740
186,300	Harley-Davidson, Inc. *	12,785,769	125,700	National Oilwell Varco, Inc. #	7,592,280
163,900	J.C. Penney Company, Inc.		370,000	Occidental Petroleum
	(Holding Company) *	12,330,197		Corporation	17,367,800
129,000	Johnson Controls, Inc. *	10,518,660	375,800	Schlumberger, Ltd. *	23,705,464
131,200	Kohl’s Corporation #	9,262,720	98,700	Total SA ADR	6,725,418
318,800	Limited Brands, Inc.	9,395,036	81,100	Transocean, Inc. #	5,882,994
478,600	Lowe’s Companies, Inc.	14,425,004	188,100	Valero Energy Corporation	9,843,273
655,400	McDonald’s Corporation	27,474,368	185,700	XTO Energy, Inc.	8,664,762

263,100	McGraw-Hill Companies, Inc.	16,883,127		Total Energy	315,320,784

433,400	Newell Rubbermaid, Inc. *	12,473,252
958,000	News Corporation	19,974,300	Financials (21.9%)
223,200	Nordstrom, Inc. *	10,568,520	204,500	ACE, Ltd.	11,707,625
237,000	Office Depot, Inc. #	9,951,630	99,900	Allstate Corporation	6,129,864
148,700	Omnicom Group, Inc.	15,085,615	48,200	Ambac Financial Group, Inc. *	4,024,218
631,700	Staples, Inc.	16,291,543	261,000	American Capital Strategies, Ltd. *	11,264,760
168,400	Starwood Hotels & Resorts		450,300	American Express Company	26,031,843
	Worldwide, Inc.	10,060,216	704,952	American International
118,200	Target Corporation	6,995,076		Group, Inc.	47,351,626
714,500	Time Warner, Inc.	14,297,145	158,280	Ameriprise Financial, Inc.	8,151,420
948,700	Walt Disney Company	29,846,102	150,100	Archstone-Smith Trust	9,037,521

	Total Consumer		158,400	Assurant, Inc. *	8,341,344
	Discretionary	339,151,986	1,393,382	Bank of America Corporation	75,061,488

			315,300	Chubb Corporation	16,758,195
Consumer Staples (8.3%)			260,100	CIT Group, Inc.	13,538,205
159,400	Alberto-Culver Company	8,099,114	1,318,248	Citigroup, Inc.	66,123,320
516,100	Altria Group, Inc.	41,974,413	189,700	Federal Home Loan Mortgage
205,000	Anheuser-Busch Companies, Inc. 9,721,100			Corporation	13,087,403
692,200	Coca-Cola Company	32,339,584	256,300	Federal National Mortgage
245,000	Colgate-Palmolive Company	15,672,650		Association	15,188,338
256,300	CVS Corporation	8,042,694	74,300	Franklin Resources, Inc.	8,467,228
91,800	Diageo plc	6,836,346	207,900	Genworth Financial, Inc.	6,952,176
246,300	General Mills, Inc.	13,994,766	114,900	Goldman Sachs Group, Inc.	21,806,871
37,400	Kraft Foods, Inc. *	1,286,560	212,100	Hartford Financial Services
136,900	Pepsi Bottling Group, Inc.	4,328,778		Group, Inc.	18,488,757
536,400	PepsiCo, Inc.	34,029,216	1,068,084	J.P. Morgan Chase & Company	50,669,905
977,700	Procter & Gamble Company	61,976,403	270,400	KeyCorp	10,042,656
126,100	Reynolds American, Inc. *	7,964,476	90,700	Kimco Realty Corporation *	4,029,801
384,000	Safeway, Inc.	11,274,240	266,400	Lehman Brothers Holdings, Inc.	20,736,576
519,100	Wal-Mart Stores, Inc.	25,581,248	253,300	Lincoln National Corporation *	16,036,423

	Total Consumer Staples	283,121,588	163,600	Loews Corporation *	6,367,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

Large Cap Stock Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (94.5%)	Value	Shares	Common Stock (94.5%)	Value

Financials — continued			Industrials (10.5%)
195,600	Marshall & Ilsley Corporation *	$9,377,064	106,800	3M Company	$8,420,112
139,300	MBIA, Inc. *	8,639,386	137,500	Avery Dennison Corporation *	8,681,750
160,500	Merrill Lynch & Company, Inc.	14,030,910	186,300	Boeing Company	14,877,918
427,400	MetLife, Inc.	24,417,362	191,100	Burlington Northern Santa Fe
370,950	Morgan Stanley	28,351,708		Corporation	14,815,983
123,300	PNC Financial Services Group, Inc.	8,634,699	180,700	Caterpillar, Inc.	10,970,297
177,000	Principal Financial Group, Inc.	9,998,730	97,800	Cooper Industries, Ltd.	8,748,210
178,600	ProLogis Trust	11,300,022	197,700	CSX Corporation	7,051,959
211,808	Prudential Financial, Inc. *	16,294,389	66,400	Deere & Company *	5,652,632
59,900	SAFECO Corporation *	3,485,581	185,000	Dover Corporation	8,787,500
94,700	Simon Property Group, Inc.	9,195,370	115,600	Emerson Electric Company	9,756,640
440,200	St. Paul Travelers Companies, Inc.	22,507,426	83,500	FedEx Corporation	9,564,090
494,600	U.S. Bancorp	16,737,264	205,800	General Dynamics Corporation	14,632,380
182,500	W.R. Berkley Corporation	6,726,950	2,944,100	General Electric Company	103,367,351
458,844	Wachovia Corporation	25,465,842	187,200	Goodrich Corporation	8,253,648
1,091,200	Wells Fargo & Company	39,599,648	244,200	Honeywell International, Inc.	10,285,704

	Total Financials	750,157,226	104,000	Illinois Tool Works, Inc.	4,984,720

			126,900	Lockheed Martin Corporation	11,031,417
Health Care (12.7%)			101,400	Manpower, Inc. *	6,871,878
565,600	Abbott Laboratories	26,871,656	78,900	Norfolk Southern Corporation	4,147,773
270,600	AmerisourceBergen Corporation	12,772,320	11,600	Parker-Hannifin Corporation	970,108
409,400	Amgen, Inc. #	31,077,554	131,900	Precision Castparts Corporation *	8,977,114
99,100	AstraZeneca plc *	5,817,170	253,200	Raytheon Company	12,647,340
318,700	Baxter International, Inc.	14,650,639	87,700	Rockwell Automation, Inc.	5,437,400
268,300	Cardinal Health, Inc.	17,560,235	73,400	Union Pacific Corporation	6,652,242
314,100	Caremark Rx, Inc.	15,463,143	161,400	United Parcel Service, Inc.	12,161,490
150,000	Eli Lilly and Company	8,401,500	420,400	United Technologies Corporation	27,628,688
166,000	GlaxoSmithKline plc	8,839,500	327,600	Waste Management, Inc.	12,278,448

124,800	Henry Schein, Inc. #*	6,201,312		Total Industrials	357,654,792

804,800	Johnson & Johnson	54,243,520
139,600	Laboratory Corporation of		Information Technology (14.3%)
	America Holdings #*	9,561,204	236,200	Accenture, Ltd.	7,773,342
319,900	McKesson Corporation	16,023,791	217,800	Adobe Systems, Inc. #	8,330,850
258,400	Medco Health Solutions, Inc. #	13,824,400	137,100	Agilent Technologies, Inc. #	4,880,760
304,900	Medtronic, Inc. *	14,842,532	124,600	Alliance Data Systems
578,800	Merck & Company, Inc.	26,289,096		Corporation #*	7,565,712
162,000	Novartis AG ADR	9,838,260	302,200	Apple Computer, Inc. #	24,502,376
1,929,375	Pfizer, Inc.	51,417,844	400,700	Applied Materials, Inc.	6,968,173
150,200	Quest Diagnostics, Inc.	7,470,948	261,200	Arrow Electronics, Inc. #	7,796,820
833,300	Schering-Plough Corporation	18,449,262	355,300	BEA Systems, Inc. #	5,780,731
366,900	UnitedHealth Group, Inc.	17,897,382	2,044,200	Cisco Systems, Inc. #	49,326,546
298,300	WellPoint, Inc. #	22,766,256	258,800	Citrix Systems, Inc. #	7,642,364
480,000	Wyeth *	24,494,400	319,992	First Data Corporation	7,759,806

	Total Health Care	434,773,924	261,400	Freescale Semiconductor, Inc. #	10,280,862

			154,700	Global Payments, Inc.	6,761,937
			47,800	Google, Inc. #	22,771,442

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

Large Cap Stock Fund
Schedule of Investments as of October 31, 2006

Shares	Common Stock (94.5%)	Value	Shares	Common Stock (94.5%)	Value

Information Technology — continued			138,200	PPG Industries, Inc. *	$9,452,880
145,000	Harris Corporation *	$6,177,000	287,500	Praxair, Inc. *	17,321,875
1,057,900	Hewlett-Packard Company	40,983,046	103,200	Sigma-Aldrich Corporation *	7,751,352

328,400	Integrated Device			Total Materials	59,079,106

	Technology, Inc. #	5,205,140
1,514,400	Intel Corporation	32,317,296	Telecommunications Services (2.8%)
378,400	International Business Machines		1,283,771	AT&T, Inc.	43,969,157
	Corporation	34,937,672	490,700	BellSouth Corporation	22,130,570
217,000	Jabil Circuit, Inc. *	6,230,070	782,200	Verizon Communications, Inc.	28,941,400

117,600	Lam Research Corporation #	5,815,320		Total Telecommunications
2,284,600	Microsoft Corporation	65,590,866		Services	95,041,127

949,100	Motorola, Inc.	21,886,246
184,200	NCR Corporation #	7,647,984	Utilities (3.2%)
221,700	Network Appliance, Inc. #	8,092,050	279,700	American Electric Power
1,491,100	Oracle Corporation #	27,540,617		Company, Inc.	11,587,971
261,400	Paychex, Inc.	10,320,072	192,800	Exelon Corporation	11,949,744
436,300	QUALCOMM, Inc.	15,876,957	305,500	FirstEnergy Corporation *	17,978,675
473,500	Texas Instruments, Inc.	14,290,230	257,800	FPL Group, Inc. *	13,147,800
319,992	Western Union Company #	7,055,824	123,400	ONEOK, Inc.	5,137,142

	Total Information		245,500	PG&E Corporation	10,590,870
	Technology	488,108,111	400,200	PPL Corporation	13,814,904

			203,500	Sempra Energy *	10,793,640
Materials (1.7%)			250,000	TXU Corporation	15,782,500

179,000	Air Products and Chemicals, Inc.	12,470,930		Total Utilities	110,783,246

149,500	Ball Corporation	6,217,705

100,400	Nucor Corporation	5,864,364		Total Common Stock
				(cost $2,298,034,482)	3,233,191,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

Large Cap Stock Fund Schedule of Investments as of October 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.8%)	Rate (+)	Date	Value

129,465,761	Thrivent Financial Securities Lending Trust	5.300%	N/A	$129,465,761

	Total Collateral Held for Securities Loaned
	(cost $129,465,761)			129,465,761

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.3%)	Rate (+)	Date	Value

$99,980,000	Barclays Bank plc Repurchase Agreement ▪	5.280%	11/1/2006	$99,980,000
8,300,000	Federal National Mortgage Association	5.200	2/7/2007	8,185,219
10,000,000	Jupiter Securitization Company, LLC	5.300	11/17/2006	9,976,622
10,000,000	Jupiter Securitization Company, LLC	5.260	11/27/2006	9,962,011
10,000,000	Kitty Hawk Funding Corporation	5.260	11/1/2006	10,000,000
10,000,000	Preferred Receivables Funding Corporation	5.265	11/13/2006	9,982,450
34,077,671	Thrivent Money Market Fund	4.600	N/A	34,077,671

	Total Short-Term Investments (cost $182,162,380)			182,163,973

	Total Investments (cost $2,609,662,623) 103.6%			$3,544,821,624

	Other Assets and Liabilities, Net (3.6%)			(122,902,272)

	Total Net Assets 100.000			$3,421,919,352

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

 ▪ Repurchase agreement dated October 31, 2006, $99,980,432 maturing November 1, 2006, collateralized by $101,980,040 of Federal Home Loan Mortgage Corporation Notes, 4.240% due February 22, 2010.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$938,625,557
Gross unrealized depreciation	(11,045,590)

Net unrealized appreciation (depreciation)	$927,579,967
Cost for federal income tax purposes	$2,617,241,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Discretionary (10.2%)			600	KB Home *	$26,964
2,300	Amazon.com, Inc. #*	$87,607	2,400	Kohl’s Corporation #	169,440
1,000	Apollo Group, Inc. #	36,960	1,300	Leggett & Platt, Inc.	30,355
1,200	AutoNation, Inc. #	24,060	1,000	Lennar Corporation	47,480
400	AutoZone, Inc. #	44,800	2,400	Limited Brands, Inc.	70,728
2,100	Bed Bath & Beyond, Inc. #	84,609	800	Liz Claiborne, Inc.	33,736
2,975	Best Buy Company, Inc.	164,369	11,100	Lowe’s Companies, Inc.	334,554
700	Big Lots, Inc. #*	14,756	2,500	Marriott International, Inc.	104,425
500	Black & Decker Corporation	41,940	2,800	Mattel, Inc.	63,364
700	Brunswick Corporation	22,050	8,900	McDonald’s Corporation	373,088
3,300	Carnival Corporation	161,106	2,600	McGraw-Hill Companies, Inc.	166,842
5,750	CBS Corporation	166,405	300	Meredith Corporation	15,750
900	Centex Corporation	47,070	1,100	New York Times Company *	26,587
1,000	Circuit City Stores, Inc.	26,980	2,000	Newell Rubbermaid, Inc.	57,560
3,700	Clear Channel Communications, Inc.	128,945	16,900	News Corporation	352,365
2,600	Coach, Inc. #	103,064	1,400	NIKE, Inc.	128,632
15,187	Comcast Corporation #	617,655	1,700	Nordstrom, Inc.	80,495
1,900	D.R. Horton, Inc.	44,517	2,100	Office Depot, Inc. #	88,179
1,000	Darden Restaurants, Inc.	41,900	500	OfficeMax, Inc.	23,790
400	Dillard’s, Inc.	12,068	1,300	Omnicom Group, Inc.	131,885
2,200	Dollar General Corporation	30,866	1,600	Pulte Homes, Inc.	49,584
500	Dow Jones & Company, Inc. *	17,545	1,000	RadioShack Corporation *	17,840
700	E.W. Scripps Company	34,622	672	Sears Holdings Corporation #*	117,244
2,000	Eastman Kodak Company *	48,800	900	Sherwin-Williams Company	53,307
1,100	Family Dollar Stores, Inc.	32,395	400	Snap-On, Inc.	18,812
3,956	Federated Department Stores, Inc.	173,708	500	Stanley Works	23,825
13,600	Ford Motor Company *	112,608	5,250	Staples, Inc.	135,398
1,100	Fortune Brands, Inc.	84,645	5,400	Starbucks Corporation #	203,850
1,700	Gannett Company, Inc.	100,538	1,600	Starwood Hotels & Resorts
4,000	Gap, Inc.	84,080		Worldwide, Inc.	95,584
4,200	General Motors Corporation *	146,664	6,300	Target Corporation	372,834
1,200	Genuine Parts Company	54,624	1,000	Tiffany & Company	35,720
1,200	Goodyear Tire & Rubber Company #*	18,396	29,450	Time Warner, Inc.	589,294
2,400	H&R Block, Inc.	52,464	3,300	TJX Companies, Inc.	95,535
2,000	Harley-Davidson, Inc. *	137,260	1,400	Tribune Company *	46,662
500	Harman International Industries, Inc.	51,175	1,800	Univision Communications, Inc. #	63,108
1,300	Harrah’s Entertainment, Inc.	96,629	600	VF Corporation	45,606
1,100	Hasbro, Inc.	28,512	5,250	Viacom, Inc. #	204,330
2,800	Hilton Hotels Corporation	80,976	15,100	Walt Disney Company	475,046
14,900	Home Depot, Inc.	556,217	800	Wendy’s International, Inc.	27,680
2,400	International Game Technology	102,024	484	Whirlpool Corporation *	42,050
3,300	Interpublic Group of		1,500	Wyndham Worldwide Corporation #	44,250
	Companies, Inc. #*	36,003	2,000	Yum! Brands, Inc.	118,920

1,600	J.C. Penney Company, Inc.			Total Consumer
	(Holding Company)	120,368		Discretionary	9,427,048

1,500	Johnson Controls, Inc.	122,310
900	Jones Apparel Group, Inc.	30,060

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

Large Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Staples (9.2%)			2,800	Chesapeake Energy Corporation *	$90,832
650	Alberto-Culver Company	$33,026	15,903	Chevron Corporation	1,068,682
15,200	Altria Group, Inc. ∈	1,236,216	11,888	ConocoPhillips	716,133
5,500	Anheuser-Busch Companies, Inc.	260,810	1,400	CONSOL Energy, Inc.	49,546
4,796	Archer-Daniels-Midland Company	184,646	3,300	Devon Energy Corporation	220,572
3,300	Avon Products, Inc.	100,353	4,992	El Paso Corporation	68,390
600	Brown-Forman Corporation	43,314	1,800	EOG Resources, Inc.	119,754
1,700	Campbell Soup Company	63,546	43,100	Exxon Mobil Corporation	3,078,201
1,100	Clorox Company	71,016	7,400	Halliburton Company	239,390
14,700	Coca-Cola Company	686,784	1,800	Hess Corporation	76,320
2,100	Coca-Cola Enterprises, Inc. *	42,063	800	Kinder Morgan, Inc.	84,080
3,800	Colgate-Palmolive Company	243,086	2,665	Marathon Oil Corporation	230,256
3,800	ConAgra Foods, Inc.	99,370	1,400	Murphy Oil Corporation	66,024
1,500	Constellation Brands, Inc. #	41,235	2,200	Nabors Industries, Ltd. #	67,936
3,400	Costco Wholesale Corporation	181,492	1,300	National Oilwell Varco, Inc. #	78,520
5,900	CVS Corporation	185,142	900	Noble Corporation	63,090
1,000	Dean Foods Company #	41,890	6,200	Occidental Petroleum Corporation	291,028
900	Estee Lauder Companies, Inc.	36,351	900	Rowan Companies, Inc.	30,042
2,500	General Mills, Inc.	142,050	8,500	Schlumberger, Ltd.	536,180
2,400	H.J. Heinz Company	101,184	1,500	Smith International, Inc.	59,220
1,200	Hershey Company *	63,492	900	Sunoco, Inc.	59,517
1,800	Kellogg Company	90,558	2,200	Transocean, Inc. #	159,588
3,400	Kimberly-Clark Corporation	226,168	4,400	Valero Energy Corporation	230,252
5,300	Kroger Company	119,197	2,600	Weatherford International, Ltd. #	106,808
900	McCormick & Company, Inc.	33,660	4,300	Williams Companies, Inc.	105,049
400	Molson Coors Brewing Company	28,472	2,700	XTO Energy, Inc.	125,982

900	Pepsi Bottling Group, Inc.	28,458		Total Energy	8,547,938

11,890	PepsiCo, Inc.	754,302
23,010	Procter & Gamble Company	1,458,604	Financials (21.5%)
1,200	Reynolds American, Inc. *	75,792	2,300	ACE, Ltd.	131,675
3,300	Safeway, Inc.	96,888	3,500	AFLAC, Inc.	157,220
5,500	Sara Lee Corporation	94,050	4,600	Allstate Corporation	282,256
1,610	SUPERVALU, Inc.	53,761	850	Ambac Financial Group, Inc.	70,966
4,400	SYSCO Corporation	153,912	8,800	American Express Company	508,728
1,800	Tyson Foods, Inc.	26,010	18,844	American International
1,200	UST, Inc.	64,272		Group, Inc.	1,265,751
7,400	Walgreen Company	323,232	1,800	Ameriprise Financial, Inc.	92,700
17,800	Wal-Mart Stores, Inc.	877,184	2,400	AmSouth Bancorporation	72,528
1,000	Whole Foods Market, Inc.	63,840	2,300	Aon Corporation	80,017
1,675	William Wrigley Jr. Company	87,016	800	Apartment Investment &

	Total Consumer Staples	8,512,442		Management Company	45,856

			1,600	Archstone-Smith Trust	96,336
Energy (9.3%)			32,803	Bank of America Corporation	1,767,098
3,290	Anadarko Petroleum Corporation	152,722	5,600	Bank of New York Company, Inc.	192,472
2,322	Apache Corporation	151,673	3,800	BB&T Corporation	165,376
2,300	Baker Hughes, Inc.	158,815	900	Bear Stearns Companies, Inc.	136,215
2,100	BJ Services Company	63,336	900	Boston Properties, Inc.	96,147

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

Large Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Financials — continued			7,700	Morgan Stanley	$588,511
2,300	Capital One Financial Corporation	$182,459	4,400	National City Corporation	163,900
7,600	Charles Schwab Corporation	138,472	3,300	North Fork Bancorporation, Inc.	94,314
300	Chicago Mercantile Exchange		1,300	Northern Trust Corporation	76,336
	Holdings, Inc.	150,300	1,400	Plum Creek Timber Company, Inc.	50,316
2,900	Chubb Corporation	154,135	2,200	PNC Financial Services Group, Inc.	154,066
1,307	Cincinnati Financial Corporation	59,665	1,900	Principal Financial Group, Inc.	107,331
1,500	CIT Group, Inc.	78,075	5,700	Progressive Corporation	137,769
35,806	Citigroup, Inc.	1,796,029	1,800	ProLogis Trust	113,886
1,100	Comerica, Inc.	64,009	3,600	Prudential Financial, Inc.	276,948
1,400	Commerce Bancorp, Inc. *	48,888	900	Public Storage, Inc.	80,739
900	Compass Bancshares, Inc.	50,634	1,575	Realogy Corporation #	40,604
4,500	Countrywide Financial Corporation	171,540	3,301	Regions Financial Corporation	125,273
3,100	E*TRADE Financial Corporation #	72,168	800	SAFECO Corporation	46,552
2,500	Equity Office Properties Trust	106,250	1,600	Simon Property Group, Inc.	155,360
2,100	Equity Residential REIT	114,681	3,000	SLM Corporation	146,040
5,000	Federal Home Loan Mortgage		2,635	Sovereign Bancorp, Inc. *	62,871
	Corporation	344,950	5,064	St. Paul Travelers Companies, Inc.	258,922
7,100	Federal National Mortgage		2,400	State Street Corporation	154,152
	Association	420,746	2,700	SunTrust Banks, Inc.	213,273
600	Federated Investors, Inc.	20,574	2,300	Synovus Financial Corporation	67,574
4,122	Fifth Third Bancorp *	164,262	2,000	T. Rowe Price Group, Inc.	94,620
1,000	First Horizon National		700	Torchmark Corporation	43,176
	Corporation *	39,320	12,818	U.S. Bancorp	433,761
1,200	Franklin Resources, Inc.	136,752	2,500	UnumProvident Corporation *	49,450
3,300	Genworth Financial, Inc.	110,352	900	Vornado Realty Trust	107,325
3,100	Goldman Sachs Group, Inc.	588,349	13,832	Wachovia Corporation	767,676
2,300	Hartford Financial Services		6,901	Washington Mutual, Inc. *	291,912
	Group, Inc.	200,491	24,400	Wells Fargo & Company	885,476
1,810	Huntington Bancshares, Inc.	44,182	1,400	XL Capital, Ltd.	98,770
25,158	J.P. Morgan Chase & Company	1,193,496	700	Zions Bancorporation	56,280

1,500	Janus Capital Group, Inc.	30,120		Total Financials	19,888,997

2,900	KeyCorp	107,706
1,500	Kimco Realty Corporation	66,645	Health Care (12.0%)
1,000	Legg Mason, Inc.	90,020	10,900	Abbott Laboratories ∈	517,859
3,900	Lehman Brothers Holdings, Inc.	303,576	3,900	Aetna, Inc.	160,758
2,043	Lincoln National Corporation	129,342	1,000	Allergan, Inc.	115,500
3,400	Loews Corporation	132,328	1,400	AmerisourceBergen Corporation	66,080
600	M&T Bank Corporation	73,086	8,436	Amgen, Inc. #	640,377
3,900	Marsh & McLennan Companies, Inc.	114,816	1,300	Applera Corporation (Applied
1,800	Marshall & Ilsley Corporation	86,292		Biosystems Group)	48,490
900	MBIA, Inc.	55,818	800	Barr Pharmaceuticals, Inc. #	41,896
3,000	Mellon Financial Corporation	116,400	300	Bausch & Lomb, Inc. *	16,062
6,400	Merrill Lynch & Company, Inc.	559,488	4,800	Baxter International, Inc.	220,656
5,500	MetLife, Inc.	314,215	1,700	Becton, Dickinson and Company	119,051
700	MGIC Investment Corporation	41,132	2,590	Biogen Idec, Inc. #	123,284
1,700	Moody’s Corporation	112,710	1,775	Biomet, Inc.	67,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

Large Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Health Care — continued			Industrials (10.6%)
8,635	Boston Scientific Corporation #	$137,383	5,500	3M Company	$433,620
14,200	Bristol-Myers Squibb Company	351,450	1,900	Allied Waste Industries, Inc. #	23,085
700	C.R. Bard, Inc.	57,372	1,300	American Power Conversion
3,000	Cardinal Health, Inc.	196,350		Corporation *	39,299
3,200	Caremark Rx, Inc.	157,536	1,200	American Standard Companies, Inc.	53,148
800	CIGNA Corporation	93,584	600	Avery Dennison Corporation	37,884
1,250	Coventry Health Care, Inc. #	58,688	5,700	Boeing Company	455,202
7,100	Eli Lilly and Company	397,671	2,600	Burlington Northern Santa Fe
1,000	Express Scripts, Inc. #	63,720		Corporation	201,578
1,000	Fisher Scientific International, Inc. #	85,620	4,700	Caterpillar, Inc.	285,337
2,400	Forest Laboratories, Inc. #	117,456	900	Cintas Corporation	37,260
1,800	Genzyme Corporation #	121,518	700	Cooper Industries, Ltd.	62,615
3,300	Gilead Sciences, Inc. #	227,370	3,200	CSX Corporation	114,144
3,100	HCA, Inc.	156,612	400	Cummins, Inc. *	50,792
1,800	Health Management Associates, Inc.	35,460	1,800	Danaher Corporation	129,186
1,150	Hospira, Inc. #	41,802	1,700	Deere & Company	144,721
1,200	Humana, Inc. #	72,000	1,400	Dover Corporation	66,500
1,500	IMS Health, Inc.	41,775	1,000	Eaton Corporation	72,430
21,190	Johnson & Johnson	1,428,206	2,900	Emerson Electric Company	244,760
1,733	King Pharmaceuticals, Inc. #	28,993	1,000	Equifax, Inc.	38,030
900	Laboratory Corporation of		2,300	FedEx Corporation	263,442
	America Holdings #	61,641	600	Fluor Corporation	47,058
600	Manor Care, Inc. *	28,794	2,900	General Dynamics Corporation	206,190
2,200	McKesson Corporation	110,198	74,900	General Electric Company	2,629,739
2,225	Medco Health Solutions, Inc. #	119,038	1,000	Goodrich Corporation	44,090
1,800	MedImmune, Inc. #*	57,672	5,900	Honeywell International, Inc.	248,508
8,300	Medtronic, Inc.	404,044	3,100	Illinois Tool Works, Inc.	148,583
15,800	Merck & Company, Inc.	717,636	2,300	Ingersoll-Rand Company	84,433
400	Millipore Corporation #	25,812	1,400	ITT Corporation	76,146
1,500	Mylan Laboratories, Inc.	30,750	800	L-3 Communications Holdings, Inc.	64,416
1,100	Patterson Companies, Inc. #*	36,135	2,500	Lockheed Martin Corporation	217,325
1,000	PerkinElmer, Inc.	21,360	2,800	Masco Corporation	77,420
52,940	Pfizer, Inc.	1,410,851	1,000	Monster Worldwide, Inc. #	40,510
1,200	Quest Diagnostics, Inc.	59,688	400	Navistar International
10,700	Schering-Plough Corporation	236,898		Corporation #	11,092
2,500	St. Jude Medical, Inc. #	85,875	3,100	Norfolk Southern Corporation	162,967
2,200	Stryker Corporation	115,038	2,534	Northrop Grumman Corporation	168,232
3,500	Tenet Healthcare Corporation #	24,710	1,838	PACCAR, Inc.	108,798
1,100	Thermo Electron Corporation #	47,157	1,000	Pall Corporation	31,900
9,700	UnitedHealth Group, Inc.	473,166	900	Parker-Hannifin Corporation	75,267
800	Waters Corporation #	39,840	1,700	Pitney Bowes, Inc.	79,407
700	Watson Pharmaceuticals, Inc. #	18,837	1,600	R.R. Donnelley & Sons Company	54,176
4,600	WellPoint, Inc. #	351,072	3,300	Raytheon Company	164,835
9,700	Wyeth	494,991	1,200	Robert Half International, Inc.	43,860
1,840	Zimmer Holdings, Inc. #	132,498	1,300	Rockwell Automation, Inc.	80,600

	Total Health Care	11,111,446	1,300	Rockwell Collins, Inc. *	75,504

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

Large Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Industrials — continued			41,800	Intel Corporation	$892,012
500	Ryder System, Inc.	$26,325	11,000	International Business Machines
5,800	Southwest Airlines Company	87,174		Corporation	1,015,630
900	Textron, Inc.	81,837	2,400	Intuit, Inc. #	84,720
14,538	Tyco International, Ltd.	427,853	1,400	Jabil Circuit, Inc.	40,194
2,000	Union Pacific Corporation	181,260	1,575	JDS Uniphase Corporation #*	22,885
7,800	United Parcel Service, Inc.	587,730	4,200	Juniper Networks, Inc. #	72,324
7,300	United Technologies Corporation	479,756	1,400	KLA-Tencor Corporation	68,838
600	W.W. Grainger, Inc.	43,668	800	Lexmark International, Inc. #	50,872
3,900	Waste Management, Inc.	146,172	2,100	Linear Technology Corporation	65,352

	Total Industrials	9,755,864	2,900	LSI Logic Corporation #*	29,145

			32,500	Lucent Technologies, Inc. #	78,975
Information Technology (15.0%)			2,400	Maxim Integrated Products, Inc.	72,024
914	ADC Telecommunications, Inc. #*	13,079	5,400	Micron Technology, Inc. #	78,030
4,100	Adobe Systems, Inc. #	156,825	62,700	Microsoft Corporation	1,800,117
4,100	Advanced Micro Devices, Inc. #	87,207	1,100	Molex, Inc.	38,390
700	Affiliated Computer Services, Inc. #*	37,436	17,800	Motorola, Inc.	410,468
2,900	Agilent Technologies, Inc. #	103,240	2,100	National Semiconductor
2,600	Altera Corporation #	47,944		Corporation	51,009
2,600	Analog Devices, Inc.	82,732	1,400	NCR Corporation #	58,128
6,100	Apple Computer, Inc. #	494,588	2,800	Network Appliance, Inc. #	102,200
10,000	Applied Materials, Inc.	173,900	2,400	Novell, Inc. #	14,400
1,600	Autodesk, Inc. #	58,800	800	Novellus Systems, Inc. #	22,120
4,100	Automatic Data Processing, Inc.	202,704	2,600	NVIDIA Corporation #	90,662
3,325	Avaya, Inc. #*	42,593	29,191	Oracle Corporation #	539,158
1,500	BMC Software, Inc. #	45,465	780	Parametric Technology
3,400	Broadcom Corporation #	102,918		Corporation #	15,241
3,000	CA, Inc.	74,280	2,500	Paychex, Inc.	98,700
585	CIENA Corporation #*	13,753	1,600	PMC-Sierra, Inc. #*	10,608
44,300	Cisco Systems, Inc. #	1,068,959	1,100	QLogic Corporation #	22,638
1,400	Citrix Systems, Inc. #	41,342	11,900	QUALCOMM, Inc.	433,041
1,300	Computer Sciences Corporation #	68,705	1,000	Sabre Holdings Corporation	25,420
2,800	Compuware Corporation #	22,512	1,500	SanDisk Corporation #	72,150
1,500	Comverse Technology, Inc. #	32,655	3,800	Sanmina-SCI Corporation #	15,010
1,100	Convergys Corporation #	23,331	6,700	Solectron Corporation #*	22,378
11,300	Corning, Inc. #	230,859	25,400	Sun Microsystems, Inc. #	137,922
16,400	Dell, Inc. #	399,012	7,247	Symantec Corporation #	143,780
8,600	eBay, Inc. #	276,318	1,784	Symbol Technologies, Inc.	26,635
2,300	Electronic Arts, Inc. #	121,647	600	Tektronix, Inc.	18,222
3,800	Electronic Data Systems		3,300	Tellabs, Inc. #	34,782
	Corporation	96,254	1,400	Teradyne, Inc. #	19,628
16,600	EMC Corporation #	203,350	11,100	Texas Instruments, Inc.	334,998
5,503	First Data Corporation	133,448	2,400	Unisys Corporation #*	15,696
1,250	Fiserv, Inc. #	61,750	1,700	VeriSign, Inc. #	35,156
2,899	Freescale Semiconductor, Inc. #	114,018	5,503	Western Union Company #	121,341
1,600	Google, Inc. #	762,224
19,841	Hewlett-Packard Company	768,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

Large Cap Index Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Information Technology — continued			2,300	Citizens Communications Company	$33,718
7,100	Xerox Corporation #	$120,700	1,143	Embarq Corporation	55,264
2,400	Xilinx, Inc.	61,224	11,600	Qwest Communications
9,000	Yahoo!, Inc. #	237,060		International, Inc. #*	100,108

	Total Information		21,668	Sprint Nextel Corporation	404,975
	Technology	13,882,471	21,000	Verizon Communications, Inc.	777,000

			3,401	Windstream Corporation	46,662

Materials (2.9%)				Total Telecommunications
1,500	Air Products and Chemicals, Inc.	104,505		Services	3,150,573

6,200	Alcoa, Inc.	179,242
700	Allegheny Technologies, Inc.	55,111	Utilities (3.4%)
500	Ashland, Inc.	29,550	4,800	AES Corporation #	105,552
700	Ball Corporation	29,113	1,100	Allegheny Energy, Inc. #	47,333
700	Bemis Company, Inc. *	23,534	1,400	Ameren Corporation *	75,740
6,983	Dow Chemical Company	284,837	2,900	American Electric Power
6,600	E.I. du Pont de Nemours and			Company, Inc.	120,147
	Company	302,280	2,200	CenterPoint Energy, Inc. *	34,056
500	Eastman Chemical Company *	30,460	1,700	CMS Energy Corporation #*	25,313
1,300	Ecolab, Inc.	58,955	1,700	Consolidated Edison, Inc. *	82,195
1,500	Freeport-McMoRan Copper &		1,300	Constellation Energy Group, Inc.	81,120
	Gold, Inc.	90,720	2,600	Dominion Resources, Inc.	210,574
900	Hercules, Inc. #	16,380	1,200	DTE Energy Company	54,516
500	International Flavors &		9,040	Duke Energy Corporation	286,026
	Fragrances, Inc.	21,240	2,800	Dynegy, Inc. #	17,024
3,300	International Paper Company	110,055	2,300	Edison International, Inc.	102,212
700	Louisiana-Pacific Corporation	13,846	1,500	Entergy Corporation	128,745
1,291	MeadWestvaco Corporation	35,528	4,950	Exelon Corporation	306,801
3,968	Monsanto Company	175,465	2,400	FirstEnergy Corporation	141,240
3,200	Newmont Mining Corporation	144,864	3,000	FPL Group, Inc. *	153,000
2,300	Nucor Corporation	134,343	1,200	KeySpan Corporation	48,696
1,100	Pactiv Corporation #	33,924	400	Nicor, Inc. *	18,384
1,400	Phelps Dodge Corporation	140,532	2,037	NiSource, Inc.	47,401
1,200	PPG Industries, Inc.	82,080	200	Peoples Energy Corporation	8,738
2,400	Praxair, Inc.	144,600	2,600	PG&E Corporation	112,164
1,100	Rohm and Haas Company	57,002	800	Pinnacle West Capital Corporation *	38,248
500	Sealed Air Corporation *	29,760	2,800	PPL Corporation	96,656
400	Sigma-Aldrich Corporation *	30,044	1,927	Progress Energy, Inc. *	88,642
700	Temple-Inland, Inc.	27,608	1,900	Public Service Enterprise Group, Inc.	115,995
900	United States Steel Corporation	60,840	1,800	Sempra Energy	95,472
800	Vulcan Materials Company	65,184	5,300	Southern Company *	192,920
1,800	Weyerhaeuser Company	114,462	1,600	TECO Energy, Inc.	26,384

	Total Materials	2,626,064	3,400	TXU Corporation	214,642

			2,855	Xcel Energy, Inc. *	63,010

Telecommunications Services (3.4%)				Total Utilities	3,138,946

2,800	ALLTEL Corporation	149,268

28,046	AT&T, Inc. ∈	960,576		Total Common Stock
13,100	BellSouth Corporation	590,810		(cost $72,290,550)	90,041,789

800	CenturyTel, Inc.	32,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

Large Cap Index Fund Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.1%)		Rate (+)	Date	Value

2,811,275	Thrivent Financial Securities Lending Trust		5.300%	N/A	$2,811,275

	Total Collateral Held for Securities Loaned
	(cost $2,811,275)				2,811,275

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.5%)		Rate (+)	Date	Value

$250,000	Federal National Mortgage Association ∈		5.200%	2/7/2007	$246,543
2,085,483	Thrivent Money Market Fund		4.600	N/A	2,085,483

	Total Short-Term Investments (cost $2,331,977)				2,332,026

	Total Investments (cost $77,433,802) 103.1%				$95,185,090

	Other Assets and Liabilities, Net (3.1%)				(2,856,859)

	Total Net Assets 100.0%				$92,328,231

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Mini-Futures	33	December 2006	$2,267,353	$2,282,280	$14,927

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∈ At October 31, 2006, $246,543 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,714,651 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:
REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,670,329
Gross unrealized depreciation	(3,213,498)

Net unrealized appreciation (depreciation)	$17,456,831
Cost for federal income tax purposes	$77,728,259

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

Large Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Consumer Discretionary (10.0%)			200	KB Home *	$8,988
800	Amazon.com, Inc. #*	$30,472	858	Kohl’s Corporation #	60,575
355	Apollo Group, Inc. #	13,121	604	Leggett & Platt, Inc.	14,103
408	AutoNation, Inc. #*	8,180	300	Lennar Corporation *	14,244
152	AutoZone, Inc. #	17,024	864	Limited Brands, Inc.	25,462
657	Bed Bath & Beyond, Inc. #	26,471	303	Liz Claiborne, Inc. *	12,778
941	Best Buy Company, Inc.	51,990	3,748	Lowe’s Companies, Inc.	112,965
302	Big Lots, Inc. #*	6,366	810	Marriott International, Inc.	33,834
201	Black & Decker Corporation *	16,860	862	Mattel, Inc.	19,507
302	Brunswick Corporation *	9,513	3,085	McDonald’s Corporation	129,323
1,165	Carnival Corporation	56,875	908	McGraw-Hill Companies, Inc.	58,266
2,011	CBS Corporation	58,198	200	Meredith Corporation	10,500
302	Centex Corporation *	15,795	454	New York Times Company *	10,973
354	Circuit City Stores, Inc.	9,551	756	Newell Rubbermaid, Inc.	21,758
1,315	Clear Channel Communications, Inc.	45,828	5,800	News Corporation	120,930
900	Coach, Inc. #	35,676	457	NIKE, Inc.	41,989
5,316	Comcast Corporation #	216,202	604	Nordstrom, Inc.	28,599
700	D.R. Horton, Inc.	16,401	707	Office Depot, Inc. #	29,687
380	Darden Restaurants, Inc.	15,922	201	OfficeMax, Inc.	9,564
201	Dillard’s, Inc. *	6,064	403	Omnicom Group, Inc.	40,884
671	Dollar General Corporation *	9,414	604	Pulte Homes, Inc. *	18,718
200	Dow Jones & Company, Inc. *	7,018	403	RadioShack Corporation *	7,190
300	E.W. Scripps Company	14,838	175	Sears Holdings Corporation #*	30,532
758	Eastman Kodak Company *	18,495	353	Sherwin-Williams Company	20,908
505	Family Dollar Stores, Inc.	14,872	200	Snap-On, Inc.	9,406
1,338	Federated Department Stores, Inc.	58,752	301	Stanley Works *	14,343
4,754	Ford Motor Company *	39,363	1,918	Staples, Inc.	49,465
354	Fortune Brands, Inc.	27,240	1,820	Starbucks Corporation #	68,705
604	Gannett Company, Inc.	35,721	506	Starwood Hotels & Resorts
1,274	Gap, Inc.	26,779		Worldwide, Inc.	30,228
1,365	General Motors Corporation	47,666	2,128	Target Corporation	125,935
554	Genuine Parts Company	25,218	304	Tiffany & Company *	10,859
503	Goodyear Tire & Rubber Company #*	7,711	10,286	Time Warner, Inc.	205,823
910	H&R Block, Inc. *	19,893	1,216	TJX Companies, Inc.	35,203
608	Harley-Davidson, Inc.	41,727	406	Tribune Company *	13,532
100	Harman International Industries, Inc.	10,235	606	Univision Communications, Inc. #	21,246
402	Harrah’s Entertainment, Inc.	29,881	302	VF Corporation	22,955
504	Hasbro, Inc. *	13,064	1,811	Viacom, Inc. #	70,484
961	Hilton Hotels Corporation	27,792	5,211	Walt Disney Company	163,938
5,167	Home Depot, Inc.	192,884	402	Wendy’s International, Inc.	13,909
808	International Game Technology	34,348	181	Whirlpool Corporation *	15,726
1,060	Interpublic Group of		525	Wyndham Worldwide Corporation #	15,488
	Companies, Inc. #*	11,565	659	Yum! Brands, Inc.	39,184

556	J.C. Penney Company, Inc.			Total Consumer
	(Holding Company)	41,828		Discretionary	3,277,779

504	Johnson Controls, Inc.	41,096
454	Jones Apparel Group, Inc. *	15,164

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

Large Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Consumer Staples (9.1%)			1,000	Chesapeake Energy Corporation *	$32,440
301	Alberto-Culver Company	$15,294	5,614	Chevron Corporation	377,261
5,309	Altria Group, Inc. ∈	431,781	4,180	ConocoPhillips	251,803
2,025	Anheuser-Busch Companies, Inc.	96,026	400	CONSOL Energy, Inc.	14,156
1,638	Archer-Daniels-Midland Company	63,063	1,112	Devon Energy Corporation	74,326
1,212	Avon Products, Inc.	36,857	1,775	El Paso Corporation *	24,318
300	Brown-Forman Corporation	21,657	606	EOG Resources, Inc.	40,317
560	Campbell Soup Company *	20,933	15,005	Exxon Mobil Corporation	1,071,657
305	Clorox Company	19,691	2,624	Halliburton Company	84,886
5,123	Coca-Cola Company	239,347	553	Hess Corporation	23,447
611	Coca-Cola Enterprises, Inc.	12,238	253	Kinder Morgan, Inc. *	26,590
1,365	Colgate-Palmolive Company	87,319	866	Marathon Oil Corporation	74,822
1,312	ConAgra Foods, Inc.	34,309	400	Murphy Oil Corporation	18,864
500	Constellation Brands, Inc. #	13,745	806	Nabors Industries, Ltd. #*	24,889
1,161	Costco Wholesale Corporation	61,974	500	National Oilwell Varco, Inc. #	30,200
2,020	CVS Corporation	63,388	304	Noble Corporation	21,310
300	Dean Foods Company #*	12,567	2,222	Occidental Petroleum Corporation	104,301
300	Estee Lauder Companies, Inc.	12,117	301	Rowan Companies, Inc.	10,047
860	General Mills, Inc.	48,865	3,030	Schlumberger, Ltd.	191,132
859	H.J. Heinz Company	36,215	500	Smith International, Inc. *	19,740
504	Hershey Company *	26,667	302	Sunoco, Inc. *	19,971
660	Kellogg Company *	33,205	757	Transocean, Inc. #	54,913
1,164	Kimberly-Clark Corporation	77,429	1,600	Valero Energy Corporation	83,728
1,872	Kroger Company	42,101	1,000	Weatherford International, Ltd. #	41,080
404	McCormick & Company, Inc.	15,110	1,563	Williams Companies, Inc.	38,184
150	Molson Coors Brewing Company *	10,677	933	XTO Energy, Inc.	43,534

408	Pepsi Bottling Group, Inc.	12,901		Total Energy	2,989,334

4,197	PepsiCo, Inc.	266,258
7,992	Procter & Gamble Company	506,613	Financials (21.4%)
404	Reynolds American, Inc. *	25,517	757	ACE, Ltd.	43,338
1,161	Safeway, Inc.	34,087	1,263	AFLAC, Inc.	56,734
1,822	Sara Lee Corporation	31,156	1,670	Allstate Corporation	102,471
608	SUPERVALU, Inc.	20,318	303	Ambac Financial Group, Inc.	25,297
1,568	SYSCO Corporation *	54,849	3,088	American Express Company ∈	178,517
700	Tyson Foods, Inc.	10,115	6,527	American International
403	UST, Inc. *	21,585		Group, Inc. ∈	438,419
2,529	Walgreen Company	110,467	677	Ameriprise Financial, Inc.	34,866
6,182	Wal-Mart Stores, Inc.	304,649	959	AmSouth Bancorporation	28,981
300	Whole Foods Market, Inc. *	19,152	807	Aon Corporation *	28,076
531	William Wrigley Jr. Company	27,585	353	Apartment Investment &

	Total Consumer Staples	2,977,827		Management Company	20,234

			700	Archstone-Smith Trust	42,147
Energy (9.2%)			11,444	Bank of America Corporation	616,488
1,140	Anadarko Petroleum Corporation	52,919	1,972	Bank of New York Company, Inc.	67,778
846	Apache Corporation	55,261	1,412	BB&T Corporation *	61,450
808	Baker Hughes, Inc.	55,792	252	Bear Stearns Companies, Inc.	38,140
910	BJ Services Company	27,446	300	Boston Properties, Inc.	32,049

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

Large Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Financials — continued			2,631	Morgan Stanley	$201,087
705	Capital One Financial Corporation	$55,928	1,416	National City Corporation *	52,746
2,587	Charles Schwab Corporation	47,135	1,257	North Fork Bancorporation, Inc.	35,925
90	Chicago Mercantile Exchange		504	Northern Trust Corporation	29,595
	Holdings, Inc.	45,090	556	Plum Creek Timber Company, Inc.	19,983
1,106	Chubb Corporation	58,784	755	PNC Financial Services Group, Inc.	52,873
550	Cincinnati Financial Corporation *	25,108	660	Principal Financial Group, Inc.	37,283
500	CIT Group, Inc.	26,025	2,024	Progressive Corporation	48,920
12,460	Citigroup, Inc.	624,994	600	ProLogis Trust	37,962
553	Comerica, Inc.	32,179	1,267	Prudential Financial, Inc.	97,470
500	Commerce Bancorp, Inc. *	17,460	400	Public Storage, Inc.	35,884
400	Compass Bancshares, Inc.	22,504	557	Realogy Corporation #	14,359
1,606	Countrywide Financial Corporation	61,221	1,223	Regions Financial Corporation *	46,413
1,100	E*TRADE Financial Corporation #	25,608	402	SAFECO Corporation	23,392
812	Equity Office Properties Trust	34,510	555	Simon Property Group, Inc.	53,890
758	Equity Residential REIT	41,394	1,062	SLM Corporation	51,698
1,719	Federal Home Loan Mortgage		950	Sovereign Bancorp, Inc. *	22,667
	Corporation	118,594	1,753	St. Paul Travelers Companies, Inc.	89,631
2,428	Federal National Mortgage		808	State Street Corporation	51,898
	Association	143,883	956	SunTrust Banks, Inc.	75,514
303	Federated Investors, Inc.	10,390	908	Synovus Financial Corporation *	26,677
1,407	Fifth Third Bancorp *	56,069	602	T. Rowe Price Group, Inc. *	28,481
454	First Horizon National		352	Torchmark Corporation	21,711
	Corporation *	17,851	4,469	U.S. Bancorp	151,231
355	Franklin Resources, Inc.	40,456	857	UnumProvident Corporation *	16,951
1,100	Genworth Financial, Inc.	36,784	300	Vornado Realty Trust	35,775
1,013	Goldman Sachs Group, Inc.	192,257	4,827	Wachovia Corporation	267,898
756	Hartford Financial Services		2,400	Washington Mutual, Inc. *	101,520
	Group, Inc.	65,901	8,396	Wells Fargo & Company	304,691
726	Huntington Bancshares, Inc. *	17,722	404	XL Capital, Ltd.	28,502
8,678	J.P. Morgan Chase & Company	411,684	352	Zions Bancorporation	28,301

606	Janus Capital Group, Inc. *	12,168		Total Financials	6,973,429

1,110	KeyCorp	41,225
600	Kimco Realty Corporation *	26,658	Health Care (11.8%)
300	Legg Mason, Inc. *	27,006	3,896	Abbott Laboratories	185,099
1,310	Lehman Brothers Holdings, Inc.	101,970	1,312	Aetna, Inc.	54,081
739	Lincoln National Corporation	46,791	303	Allergan, Inc.	34,996
1,162	Loews Corporation	45,225	504	AmerisourceBergen Corporation	23,789
300	M&T Bank Corporation	36,543	3,007	Amgen, Inc. #∈	228,261
1,466	Marsh & McLennan Companies, Inc.	43,159	454	Applera Corporation (Applied
606	Marshall & Ilsley Corporation	29,052		Biosystems Group)	16,934
329	MBIA, Inc.	20,405	200	Barr Pharmaceuticals, Inc. #	10,474
1,061	Mellon Financial Corporation	41,167	101	Bausch & Lomb, Inc. *	5,408
2,278	Merrill Lynch & Company, Inc.	199,143	1,669	Baxter International, Inc.	76,724
1,970	MetLife, Inc.	112,546	606	Becton, Dickinson and Company	42,438
251	MGIC Investment Corporation *	14,749	805	Biogen Idec, Inc. #	38,318
606	Moody’s Corporation	40,178	644	Biomet, Inc. *	24,369

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

Large Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Health Care — continued			Industrials (10.4%)
2,943	Boston Scientific Corporation #	$46,823	1,824	3M Company	$143,804
4,956	Bristol-Myers Squibb Company	122,661	654	Allied Waste Industries, Inc. #	7,946
202	C.R. Bard, Inc.	16,556	505	American Power Conversion
1,037	Cardinal Health, Inc.	67,872		Corporation *	15,266
1,100	Caremark Rx, Inc.	54,153	456	American Standard Companies, Inc.	20,196
204	CIGNA Corporation	23,864	402	Avery Dennison Corporation *	25,382
350	Coventry Health Care, Inc. #	16,432	1,974	Boeing Company	157,644
2,483	Eli Lilly and Company	139,073	858	Burlington Northern Santa Fe
300	Express Scripts, Inc. #*	19,116		Corporation	66,521
300	Fisher Scientific International, Inc. #	25,686	1,618	Caterpillar, Inc.	98,229
812	Forest Laboratories, Inc. #	39,739	405	Cintas Corporation	16,767
606	Genzyme Corporation #	40,911	252	Cooper Industries, Ltd.	22,541
1,100	Gilead Sciences, Inc. #	75,790	1,108	CSX Corporation	39,522
1,063	HCA, Inc. *	53,703	50	Cummins, Inc.	6,349
657	Health Management Associates, Inc.	12,943	604	Danaher Corporation	43,349
409	Hospira, Inc. #	14,867	555	Deere & Company	47,247
354	Humana, Inc. #	21,240	654	Dover Corporation	31,065
554	IMS Health, Inc.	15,429	304	Eaton Corporation	22,019
7,335	Johnson & Johnson	494,379	1,061	Emerson Electric Company	89,548
673	King Pharmaceuticals, Inc. #	11,259	403	Equifax, Inc.	15,326
300	Laboratory Corporation of		707	FedEx Corporation	80,980
	America Holdings #	20,547	202	Fluor Corporation *	15,843
251	Manor Care, Inc. *	12,045	1,008	General Dynamics Corporation	71,669
756	McKesson Corporation	37,868	26,150	General Electric Company	918,126
741	Medco Health Solutions, Inc. #	39,644	401	Goodrich Corporation	17,680
707	MedImmune, Inc. #*	22,652	2,124	Honeywell International, Inc.	89,463
2,834	Medtronic, Inc.	137,959	1,014	Illinois Tool Works, Inc.	48,601
5,417	Merck & Company, Inc.	246,040	808	Ingersoll-Rand Company	29,662
250	Millipore Corporation #*	16,132	404	ITT Corporation	21,974
600	Mylan Laboratories, Inc.	12,300	300	L-3 Communications Holdings, Inc.	24,156
400	Patterson Companies, Inc. #*	13,140	862	Lockheed Martin Corporation	74,934
452	PerkinElmer, Inc.	9,655	1,061	Masco Corporation	29,337
18,381	Pfizer, Inc.	489,854	301	Monster Worldwide, Inc. #	12,194
406	Quest Diagnostics, Inc.	20,194	350	Navistar International
3,743	Schering-Plough Corporation	82,870		Corporation #	9,706
912	St. Jude Medical, Inc. #	31,327	1,010	Norfolk Southern Corporation	53,096
708	Stryker Corporation	37,021	846	Northrop Grumman Corporation	56,166
1,190	Tenet Healthcare Corporation #*	8,401	665	PACCAR, Inc.	39,345
454	Thermo Electron Corporation #*	19,463	351	Pall Corporation	11,197
3,332	UnitedHealth Group, Inc.	162,535	352	Parker-Hannifin Corporation	29,438
254	Waters Corporation #	12,649	655	Pitney Bowes, Inc. *	30,595
301	Watson Pharmaceuticals, Inc. #*	8,100	601	R.R. Donnelley & Sons Company	20,350
1,620	WellPoint, Inc. #	123,638	1,159	Raytheon Company	57,892
3,339	Wyeth	170,389	405	Robert Half International, Inc.	14,803
639	Zimmer Holdings, Inc. #	46,014	454	Rockwell Automation, Inc. *	28,148

	Total Health Care	3,833,824	354	Rockwell Collins, Inc. *	20,560

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

Large Cap Index Fund-I Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Industrials — continued			14,649	Intel Corporation	$312,610
200	Ryder System, Inc.	$10,530	3,748	International Business Machines
1,895	Southwest Airlines Company	28,482		Corporation	346,053
302	Textron, Inc.	27,461	810	Intuit, Inc. #	28,593
5,061	Tyco International, Ltd.	148,945	405	Jabil Circuit, Inc.	11,628
656	Union Pacific Corporation	59,453	530	JDS Uniphase Corporation #*	7,703
2,684	United Parcel Service, Inc.	202,239	1,500	Juniper Networks, Inc. #	25,830
2,522	United Technologies Corporation	165,746	504	KLA-Tencor Corporation *	24,782
252	W.W. Grainger, Inc.	18,341	251	Lexmark International, Inc. #	15,961
1,264	Waste Management, Inc.	47,375	757	Linear Technology Corporation	23,558

	Total Industrials	3,383,208	1,108	LSI Logic Corporation #*	11,135

			11,416	Lucent Technologies, Inc. #*	27,741
Information Technology (14.7%)			859	Maxim Integrated Products, Inc.	25,779
338	ADC Telecommunications, Inc. #*	4,837	1,866	Micron Technology, Inc. #	26,964
1,510	Adobe Systems, Inc. #	57,758	21,725	Microsoft Corporation	623,725
1,407	Advanced Micro Devices, Inc. #*	29,927	467	Molex, Inc. *	16,298
300	Affiliated Computer Services, Inc. #*	16,044	6,051	Motorola, Inc.	139,536
951	Agilent Technologies, Inc. #	33,856	808	National Semiconductor
859	Altera Corporation #	15,840		Corporation	19,626
910	Analog Devices, Inc.	28,956	502	NCR Corporation #	20,843
2,120	Apple Computer, Inc. #	171,890	908	Network Appliance, Inc. #	33,142
3,602	Applied Materials, Inc. *	62,639	909	Novell, Inc. #	5,454
604	Autodesk, Inc. #*	22,197	353	Novellus Systems, Inc. #*	9,760
1,465	Automatic Data Processing, Inc.	72,430	910	NVIDIA Corporation #	31,732
1,118	Avaya, Inc. #	14,322	10,110	Oracle Corporation #	186,732
507	BMC Software, Inc. #	15,367	382	Parametric Technology
1,132	Broadcom Corporation #*	34,266		Corporation #	7,464
965	CA, Inc. *	23,893	785	Paychex, Inc.	30,992
194	CIENA Corporation #*	4,561	704	PMC-Sierra, Inc. #*	4,668
15,314	Cisco Systems, Inc. #	369,527	502	QLogic Corporation #	10,331
403	Citrix Systems, Inc. #	11,901	4,242	QUALCOMM, Inc.	154,366
404	Computer Sciences Corporation #	21,351	389	Sabre Holdings Corporation	9,888
1,059	Compuware Corporation #	8,514	500	SanDisk Corporation #*	24,050
454	Comverse Technology, Inc. #	9,884	1,313	Sanmina-SCI Corporation #	5,186
404	Convergys Corporation #	8,569	2,372	Solectron Corporation #*	7,922
3,933	Corning, Inc. #	80,351	8,796	Sun Microsystems, Inc. #*	47,762
5,676	Dell, Inc. #	138,097	2,436	Symantec Corporation #	48,330
2,932	eBay, Inc. #	94,205	686	Symbol Technologies, Inc.	10,242
708	Electronic Arts, Inc. #	37,446	301	Tektronix, Inc.	9,141
1,312	Electronic Data Systems		1,160	Tellabs, Inc. #	12,226
	Corporation	33,233	554	Teradyne, Inc. #*	7,767
5,815	EMC Corporation #	71,234	3,898	Texas Instruments, Inc.	117,642
1,865	First Data Corporation	45,226	1,057	Unisys Corporation #*	6,913
380	Fiserv, Inc. #	18,772	700	VeriSign, Inc. #*	14,476
923	Freescale Semiconductor, Inc. #	36,302	1,865	Western Union Company #	41,123
500	Google, Inc. #	238,195	2,571	Xerox Corporation #	43,707
6,907	Hewlett-Packard Company	267,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

Large Cap Index Fund-I

Schedule of Investments as of October 31, 2006

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value

Information Technology — continued			1,007	Citizens Communications Company	$14,763
806	Xilinx, Inc.	$20,561	387	Embarq Corporation *	18,711
3,128	Yahoo!, Inc. #	82,392	4,136	Qwest Communications

	Total Information			International, Inc. #*	35,694
	Technology	4,791,501	7,441	Sprint Nextel Corporation	139,072

			7,274	Verizon Communications, Inc.	269,138
Materials (2.9%)			1,189	Windstream Corporation	16,313

456	Air Products and Chemicals, Inc.	31,770		Total Telecommunications
2,186	Alcoa, Inc.	63,197		Services	1,091,463

251	Allegheny Technologies, Inc. *	19,761
251	Ashland, Inc. *	14,834	Utilities (3.5%)
302	Ball Corporation	12,560	1,664	AES Corporation #*	36,591
402	Bemis Company, Inc.	13,515	352	Allegheny Energy, Inc. #	15,147
2,418	Dow Chemical Company	98,630	503	Ameren Corporation *	27,212
2,329	E.I. du Pont de Nemours and		929	American Electric Power
	Company	106,668		Company, Inc.	38,488
301	Eastman Chemical Company *	18,337	906	CenterPoint Energy, Inc. *	14,025
504	Ecolab, Inc.	22,856	702	CMS Energy Corporation #*	10,453
503	Freeport-McMoRan Copper &		557	Consolidated Edison, Inc. *	26,931
	Gold, Inc.	30,421	503	Constellation Energy Group, Inc.	31,387
352	Hercules, Inc. #	6,406	929	Dominion Resources, Inc.	75,240
251	International Flavors &		603	DTE Energy Company	27,394
	Fragrances, Inc. *	10,662	3,264	Duke Energy Corporation	103,273
1,019	International Paper Company	33,984	1,009	Dynegy, Inc. #	6,135
351	Louisiana-Pacific Corporation	6,943	758	Edison International, Inc.	33,686
496	MeadWestvaco Corporation *	13,650	506	Entergy Corporation	43,430
1,346	Monsanto Company	59,520	1,664	Exelon Corporation	103,135
1,160	Newmont Mining Corporation	52,513	858	FirstEnergy Corporation	50,493
804	Nucor Corporation	46,962	1,106	FPL Group, Inc. *	56,406
354	Pactiv Corporation #	10,917	554	KeySpan Corporation	22,481
502	Phelps Dodge Corporation	50,391	250	Nicor, Inc. *	11,490
404	PPG Industries, Inc.	27,634	875	NiSource, Inc.	20,361
808	Praxair, Inc.	48,682	150	Peoples Energy Corporation *	6,554
406	Rohm and Haas Company	21,039	860	PG&E Corporation	37,100
201	Sealed Air Corporation *	11,964	401	Pinnacle West Capital Corporation *	19,172
251	Sigma-Aldrich Corporation	18,853	1,006	PPL Corporation	34,727
402	Temple-Inland, Inc.	15,855	682	Progress Energy, Inc.	31,372
251	United States Steel Corporation *	16,968	606	Public Service Enterprise Group, Inc.	36,996
251	Vulcan Materials Company *	20,451	659	Sempra Energy	34,953
605	Weyerhaeuser Company *	38,472	1,970	Southern Company *	71,708

	Total Materials	944,415	704	TECO Energy, Inc.	11,609

			1,114	TXU Corporation	70,327
Telecommunications Services (3.3%)			1,214	Xcel Energy, Inc. *	26,793

957	ALLTEL Corporation	51,018		Total Utilities	1,135,069

9,624	AT&T, Inc. ∈	329,622

4,454	BellSouth Corporation	200,875		Total Common Stock
404	CenturyTel, Inc.	16,257		(cost $28,238,167)	31,397,849

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

Large Cap Index Fund-I Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.0%)		Rate (+)	Date	Value

2,599,233	Thrivent Financial Securities Lending Trust		5.300%	N/A	$2,599,233

	Total Collateral Held for Securities Loaned
	(cost $2,599,233)				2,599,233

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (3.7%)		Rate (+)	Date	Value

$225,000	Federal National Mortgage Association ∈		5.200%	2/7/2007	$221,888
973,500	Thrivent Money Market Fund		4.600	N/A	973,500

	Total Short-Term Investments (cost $1,195,345)				1,195,388

	Total Investments (cost $32,032,745) 108.0%				$35,192,470

	Other Assets and Liabilities, Net (8.0%)				(2,614,351)

	Total Net Assets 100.0%				$32,578,119

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Mini-Futures	17	December 2006	$1,146,592	$1,175,720	$29,128

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∈ At October 31, 2006, $221,888 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,606,600 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,099,366
Gross unrealized depreciation	(3,170,228)

Net unrealized appreciation (depreciation)	$2,929,138
Cost for federal income tax purposes	$32,263,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

Balanced Fund

Schedule of Investments as of October 31, 2006

Shares	Common Stock (67.2%)	Value	Shares	Common Stock (67.2%)	Value

Consumer Discretionary (7.7%)			60,200	Viacom, Inc. #±∈	$2,342,984
8,600	Advance Auto Parts, Inc. ±	$301,172	48,500	Visteon Corporation #	357,930
17,700	Best Buy Company, Inc. ∈	977,925	52,900	Walt Disney Company	1,664,234

3,000	Black & Decker Corporation	251,640		Total Consumer
7,200	Brunswick Corporation *	226,800		Discretionary	27,025,629

4,500	Centex Corporation *	235,350
5,900	Children’s Place Retail		Consumer Staples (5.8%)
	Stores, Inc. #*	414,121	12,900	Alberto-Culver Company ±	655,449
16,900	Coldwater Creek, Inc. #*	515,281	41,800	Altria Group, Inc.	3,399,594
10,400	D.R. Horton, Inc.	243,672	11,300	Cadbury Schweppes plc *	458,667
13,900	DreamWorks Animation		19,200	Colgate-Palmolive Company ±	1,228,224
	SKG, Inc. #*	367,655	27,700	Constellation Brands, Inc. #	761,473
12,300	DSW, Inc. #*	425,580	16,100	Corn Products International, Inc. *	582,659
27,300	E.W. Scripps Company	1,350,258	9,200	Costco Wholesale Corporation	491,096
10,400	Federated Department Stores, Inc.	456,664	27,700	CVS Corporation ±	869,226
7,800	Fortune Brands, Inc.	600,210	9,600	Diageo plc	714,912
7,800	GameStop Corporation #*	398,268	15,700	Elizabeth Arden, Inc. #	273,808
11,800	Gap, Inc.	248,036	12,300	Flowers Foods, Inc. ±	334,191
11,600	Genesco, Inc. #*	435,812	11,900	Hormel Foods Corporation	429,709
48,500	Gentex Corporation *	771,635	10,600	Kellogg Company	533,286
16,150	Golf Galaxy, Inc. #*	250,648	19,400	Kroger Company	436,306
20,100	Harley-Davidson, Inc.	1,379,463	10,300	Loews Corporation —
2,700	Harman International			Carolina Group	595,546
	Industries, Inc.	276,345	23,400	Nu Skin Enterprises, Inc. *	447,408
33,500	Home Depot, Inc.	1,250,555	23,900	Pepsi Bottling Group, Inc.	755,718
13,700	Kohl’s Corporation #	967,220	42,712	Procter & Gamble Company ±	2,707,514
4,900	Lennar Corporation *	232,652	14,429	Reckitt Benckiser plc	627,312
11,800	Lowe’s Companies, Inc.	355,652	9,500	Reynolds American, Inc. *	600,020
18,100	McGraw-Hill Companies, Inc.	1,161,477	14,800	Smithfield Foods, Inc. #	397,824
9,700	MGM MIRAGE #*	417,294	13,500	SYSCO Corporation	472,230
2,200	Mohawk Industries, Inc. #*	159,940	10,200	Walgreen Company	445,536
6,400	Newell Rubbermaid, Inc.	184,192	38,200	Wal-Mart Stores, Inc.	1,882,496

9,900	Nordstrom, Inc.	468,765		Total Consumer Staples	20,100,204

4,400	Office Depot, Inc. #	184,756
16,100	Penn National Gaming, Inc. #	588,777	Energy (6.3%)
7,600	Pulte Homes, Inc.	235,524	23,300	Apache Corporation ∈	1,521,956
25,700	Royal Caribbean Cruises, Ltd.	1,040,850	30,700	Chevron Corporation ∈	2,063,040
15,600	Scientific Games Corporation #	437,268	26,500	ConocoPhillips	1,596,360
18,200	Shuffle Master, Inc. #*	509,236	25,400	Denbury Resources, Inc. #	729,996
30,800	Staples, Inc. ∈	794,332	10,600	Dril-Quip, Inc. #	417,428
15,500	Starwood Hotels & Resorts		12,800	ENSCO International, Inc.	626,816
	Worldwide, Inc.	925,970	78,386	Exxon Mobil Corporation	5,598,328
8,400	Station Casinos, Inc. *	506,520	28,300	Halliburton Company ±	915,505
23,000	Target Corporation	1,361,140	36,800	Key Energy Services, Inc. #	515,200
4,500	Tiffany & Company *	160,740	11,800	Lufkin Industries, Inc.	712,012
11,900	TJX Companies, Inc.	344,505	41,800	Occidental Petroleum Corporation	1,962,092
19,100	ValueVision Media, Inc. #	246,581	9,600	Peabody Energy Corporation ±	402,912

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

Balanced Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (67.2%)	Value	Shares	Common Stock (67.2%)	Value

Energy — continued			27,100	Federal Home Loan Mortgage
22,250	Range Resources Corporation	$604,088		Corporation	$1,869,629
14,400	Total SA ADR	981,216	10,100	Franklin Resources, Inc.	1,150,996
20,400	Transocean, Inc. #±	1,479,816	100	Glenborough Realty Trust, Inc.	2,598
22,200	Valero Energy Corporation	1,161,726	11,600	Goldman Sachs Group, Inc.	2,201,564
14,000	Weatherford		9,900	Hartford Financial Services
	International, Ltd. #±	575,120		Group, Inc. ∈	862,983

	Total Energy	21,863,611	23,800	HCC Insurance Holdings, Inc.	801,108

			3,900	Hospitality Properties Trust	188,994
Financials (14.1%)			400	Kilroy Realty Corporation	30,132
8,600	Affiliated Managers		1	Lincoln National Corporation	62
	Group, Inc. #*	861,204	2,500	Mack-Cali Realty Corporation	132,250
24,300	AFLAC, Inc. ±	1,091,556	18,000	Mellon Financial Corporation	698,400
17,500	Allstate Corporation	1,073,800	20,600	Merrill Lynch & Company, Inc.	1,800,852
2,400	AMB Property Corporation	140,184	1,900	Mills Corporation *	34,713
31,300	American Express Company ±∈	1,809,453	2,600	New Century
6,700	American Financial Realty Trust *	78,189		Financial Corporation *	102,388
10,462	American International		4,200	New Plan Excel Realty Trust, Inc.	120,960
	Group, Inc. ∈	702,733	53,100	Nexity Financial Corporation #	701,451
2,600	Apartment Investment &		15,200	Northern Trust Corporation	892,544
	Management Company	149,032	100	Parkway Properties, Inc. *	4,934
2,700	Archstone-Smith Trust	162,567	2,900	Plum Creek Timber Company, Inc.	104,226
27,900	Associated Banc-Corp *	916,236	26,200	PMI Group, Inc. ∈	1,117,430
24,000	Axis Capital Holdings, Ltd.	788,400	25,200	PNC Financial Services
93,500	Bank of America Corporation	5,036,845		Group, Inc.	1,764,756
16,700	Capital One Financial		13,200	Portfolio Recovery
	Corporation ±	1,324,811		Associates, Inc. #*	615,384
2,763	CapitalSource, Inc. *	76,646	3,200	ProLogis Trust	202,464
31,500	Center Financial Corporation *	761,040	10,500	Prudential Financial, Inc. ∈	807,765
1,400	Chicago Mercantile Exchange		3,440	Public Storage, Inc.	308,602
	Holdings, Inc.	701,400	2,800	Rayonier, Inc. REIT	114,772
21,900	Chubb Corporation *	1,163,985	3,500	Simon Property Group, Inc.	339,850
76,145	Citigroup, Inc.	3,819,433	100	Sovran Self Storage, Inc.	5,898
17,200	City National Corporation *	1,144,832	30,800	TD Ameritrade
30,300	Countrywide Financial			Holding Corporation	507,276
	Corporation	1,155,036	24,900	Texas Capital Bancshares, Inc. #	498,996
1,800	Developers Diversified		4,500	United Dominion Realty
	Realty Corporation	109,620		Trust, Inc. *	145,665
32,000	E*TRADE Financial		29,586	Wachovia Corporation	1,642,023
	Corporation #∈	744,960	2,600	Weingarten Realty Investors *	120,900
18,000	Endurance Specialty		76,900	Wells Fargo & Company ~	2,790,701
	Holdings, Ltd.	641,700	15,600	Zions Bancorporation *	1,254,240

300	Entertainment Properties Trust *	16,500		Total Financials	48,957,216

3,200	Equity Office Properties Trust	136,000
4,400	Equity Residential REIT	240,284	Health Care (8.4%)
1,300	Essex Property Trust, Inc.	173,264	49,000	Abbott Laboratories ~	2,327,990
			15,200	Advanced Medical Optics, Inc. #*	620,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

Balanced Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (67.2%)	Value	Shares	Common Stock (67.2%)	Value

Health Care — continued			Industrials (8.1%)
12,200	Aetna, Inc. ±	$502,884	16,000	American Commercial
400	Amedisys, Inc. #*	16,228		Lines, Inc. #*	$1,026,400
4,100	AmerisourceBergen Corporation	193,520	23,500	American Reprographics
36,100	Amgen, Inc. #±	2,740,351		Company #	834,250
10,300	Amylin Pharmaceuticals, Inc. #*	452,788	17,600	Burlington Northern Santa Fe
42,000	Aspect Medical Systems, Inc. #*	750,540		Corporation ±	1,364,528
31,500	BioMarin Pharmaceutical, Inc. #	504,945	17,100	Cooper Industries, Ltd.	1,529,595
7,300	Cardinal Health, Inc.	477,785	37,200	CSX Corporation	1,326,924
9,200	Caremark Rx, Inc. ±	452,916	20,800	Emerson Electric Company ±	1,755,520
2,900	CIGNA Corporation	339,242	30,100	GATX Corporation ∈	1,311,457
41,300	Conor Medsystems, Inc. #*	1,014,328	36,600	General Electric Company	1,285,026
1,400	Covance, Inc. #∈	81,900	7,100	Genlyte Group, Inc. #*	548,546
6,800	Coventry Health Care, Inc. #	319,260	13,500	Gol Linhas Aereas Inteligentes
37,000	Cubist Pharmaceuticals, Inc. #	823,990		SA ADR *	420,525
17,400	Cytyc Corporation #	459,708	39,000	Hub Group, Inc. #	1,059,240
53,300	Dexcom, Inc. #*	469,040	25,500	Illinois Tool Works, Inc.	1,222,215
4,800	Express Scripts, Inc. #	305,856	45,300	Interline Brands, Inc. #	1,084,482
5,200	Fisher Scientific		30,400	Labor Ready, Inc. #	532,304
	International, Inc. #	445,224	24,700	Laidlaw International, Inc. ±	716,547
3,700	HCA, Inc. *	186,924	12,400	Manitowoc Company, Inc.	680,512
2,200	Health Net, Inc. #	91,322	49,800	MSC Industrial Direct
1,700	Henry Schein, Inc. #	84,473		Company, Inc.	2,037,816
3,700	Humana, Inc. #	222,000	25,900	Rockwell Automation, Inc. ±	1,605,800
9,700	IMS Health, Inc.	270,145	10,100	Rockwell Collins, Inc. *	586,608
107,300	Keryx BioPharmaceuticals, Inc. #*	1,506,492	27,800	Roper Industries, Inc. *	1,330,230
2,600	Laboratory Corporation of		900	SAIC, Inc. #	18,000
	America Holdings #	178,074	30,800	United Technologies
2,900	Manor Care, Inc. *	139,171		Corporation ±	2,024,176
5,900	McKesson Corporation	295,531	29,500	URS Corporation #	1,192,095
5,978	Medco Health Solutions, Inc. #	319,823	39,200	Waste Management, Inc.	1,469,216
36,300	Medtronic, Inc.	1,767,084	21,500	WESCO International, Inc. #	1,403,305

4,300	Millipore Corporation #*	277,479		Total Industrials	28,365,317

53,600	NeoPharm, Inc. #*	388,064
24,500	Novartis AG ADR	1,487,885	Information Technology (10.7%)
66,800	NuVasive, Inc. #*	1,570,468	22,400	Accenture, Ltd.	737,184
2,400	Omnicare, Inc. *	90,912	21,500	Adobe Systems, Inc. #±	822,375
2,600	Patterson Companies, Inc. #±	85,410	20,100	ADTRAN, Inc.	465,114
100	Psychiatric Solutions, Inc. #	3,320	23,500	Agilent Technologies, Inc. #±∈	836,600
3,300	Quest Diagnostics, Inc.	164,142	49,800	Alcatel SA ADR *	632,460
30,400	Sanofi-Aventis ADR	1,297,776	49,900	Apple Computer, Inc. #±	4,045,892
34,200	St. Jude Medical, Inc. #	1,174,770	67,100	Applied Materials, Inc. *	1,166,869
20,440	UnitedHealth Group, Inc.	997,063	13,800	aQuantive, Inc. #*	375,084
13,600	Varian Medical Systems, Inc. #	746,096	13,600	Autodesk, Inc. #	499,800
36,200	Vertex Pharmaceuticals, Inc. #*	1,469,720	24,800	Automatic Data Processing, Inc.	1,226,112
13,600	WellPoint, Inc. #	1,037,952	17,000	Avocent Corporation #	624,070

	Total Health Care	29,151,511	52,600	BEA Systems, Inc. #	855,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

Balanced Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (67.2%)	Value	Shares	Common Stock (67.2%)	Value

Information Technology — continued			Telecommunications Services (1.2%)
146,300	Cisco Systems, Inc. #±	$3,530,219	17,300	America Movil SA de CV ADR	$741,651
15,000	Citrix Systems, Inc. #	442,950	53,900	AT&T, Inc. ∈	1,846,075
43,000	ECI Telecom, Ltd. #	319,060	33,400	Verizon Communications, Inc.	1,235,800
70,600	EMC Corporation #	864,850	42,050	Windstream Corporation	576,926

3,845	Google, Inc. #	1,831,720		Total Telecommunications
11,500	Hyperion Solutions Corporation #	430,100		Services	4,400,452

25,800	Informatica Corporation #	319,662
55,500	Integrated Device		Utilities (2.7%)
	Technology, Inc. #	879,675	16,100	AES Corporation #	354,039
121,100	Intel Corporation ±	2,584,274	5,200	Ameren Corporation *	281,320
51,300	Microsoft Corporation ±	1,472,823	10,600	American Electric Power
59,900	Motorola, Inc.	1,381,294		Company, Inc.	439,158
15,600	NAVTEQ Corporation #	517,920	6,300	Consolidated Edison, Inc. *	304,605
23,000	Network Appliance, Inc. #	839,500	4,700	Constellation Energy
39,700	Nokia Oyj ADR ±	789,236		Group, Inc. ∈	293,280
84,600	Novell, Inc. #	507,600	9,400	Dominion Resources, Inc. ∈	761,306
33,400	Nuance Communications, Inc. #*	385,436	4,600	DTE Energy Company *	208,978
43,700	NVIDIA Corporation #*	1,523,819	25,716	Duke Energy Corporation	813,654
41,600	Packeteer, Inc. #	466,336	8,700	Edison International, Inc.	386,628
53,200	Powerwave Technologies, Inc. #*	346,332	5,500	Entergy Corporation	472,065
28,700	QUALCOMM, Inc.	1,044,393	17,700	Exelon Corporation ~	1,097,046
44,000	Tellabs, Inc. #	463,760	8,700	FirstEnergy Corporation	511,995
74,500	Texas Instruments, Inc.	2,248,410	4,300	KeySpan Corporation	174,494
49,800	TIBCO Software, Inc. #	460,650	8,900	PG&E Corporation	383,946
28,800	Wind River Systems, Inc. #	316,224	9,700	PPL Corporation	334,844
36,500	Yahoo!, Inc. #	961,410	6,800	Progress Energy, Inc.	312,800

	Total Information		6,500	Public Service Enterprise
	Technology	37,215,015		Group, Inc.	396,825

			2,400	Questar Corporation *	195,552
Materials (2.2%)			6,800	Sempra Energy	360,672
12,500	Air Products and		13,100	TXU Corporation ±	827,003
	Chemicals, Inc. ±	870,875	3,000	Wisconsin Energy Corporation	137,820
375	Arkema #	18,308	10,900	Xcel Energy, Inc. ±	240,563

22,300	Bemis Company, Inc.	749,726		Total Utilities	9,288,593

20,600	Dow Chemical Company ±	840,274

19,200	E.I. du Pont de Nemours and			Total Common Stock
	Company	879,360		(cost $204,940,049)	233,924,199

5,400	FMC Corporation ±	370,170
19,300	Freeport-McMoRan Copper &
	Gold, Inc.	1,167,264
11,100	Lubrizol Corporation	499,500
22,000	Praxair, Inc. *	1,325,500
20,200	Silgan Holdings, Inc.	835,674

	Total Materials	7,556,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

Balanced Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Asset-Backed Securities (7.0%)
$1,000,000	Americredit Automobile Receivables Trust ∞∈	5.400%	11/6/2006	$1,000,325
1,500,000	Bear Stearns Asset-Backed Securities, Inc. ∞	5.560	11/25/2006	1,501,282
905,483	Bear Stearns Mortgage Funding Trust ∞	5.460	11/25/2006	905,479
853,111	Countrywide Asset-Backed Certificates ∞	5.400	11/25/2006	852,945
240,739	Countrywide Asset-Backed Certificates	3.903	1/25/2031	239,223
1,150,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	1,147,843
53,394	Credit Based Asset Servicing and Securitization	3.887	10/25/2034	53,145
1,000,000	DaimlerChrysler Master Owner Trust ∞	5.370	11/15/2006	1,000,137
56,904	Encore Credit Receivables Trust ∞	5.440	11/25/2006	56,906
441,892	FBR Securitization Trust, LLC ∞	5.440	11/25/2006	441,925
365,743	First Franklin Mortgage Loan Asset-Backed Certificates ∞	5.420	11/25/2006	365,803
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates ∞	5.430	11/25/2006	1,000,137
1,000,000	Ford Credit Floor Plan Master Owner Trust ±∞	5.500	11/15/2006	1,000,517
527,782	Fremont Home Loan Trust ∞	5.480	11/25/2006	527,878
1,000,000	GE Dealer Floorplan Master Note Trust ∞	5.360	11/20/2006	1,000,283
1,000,000	GMAC Mortgage Corporation Loan Trust ∞	5.390	11/25/2006	1,001,250
1,100,000	GMAC Mortgage Corporation Loan Trust ∞	5.410	11/25/2006	1,100,145
649,371	Green Tree Financial Corporation	6.330	11/1/2029	660,898
500,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	488,578
838,811	Master Asset-Backed Securities Trust ∞	5.400	11/25/2006	838,975
859,169	National Collegiate Student Loan Trust ∞	5.380	11/25/2006	859,845
592,198	Option One Mortgage Loan Trust ∞	5.480	11/25/2006	592,476
452,245	Popular ABS Mortgage Pass-Through Trust ∞	5.430	11/25/2006	452,243
795,847	Popular ABS Mortgage Pass-Through Trust ∞	5.450	11/25/2006	796,051
500,000	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	493,450
1,500,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	1,500,696
768,227	Residential Asset Securities Corporation ∞	5.400	11/25/2006	768,355
397,885	Residential Asset Securities Corporation ∞	5.430	11/25/2006	397,935
1,100,173	Residential Asset Securities Corporation	4.160	7/25/2030	1,085,209
430,589	SLM Student Loan Trust ∞	5.387	1/25/2007	430,788
482,125	Specialty Underwriting and Residential Finance Trust ∞	5.440	11/25/2006	482,190
1,000,000	Textron Financial Floorplan Master Note Trust ∞∈	5.440	11/13/2006	1,001,783
150,455	Wachovia Mortgage Loan Trust, LLC ∞	5.430	11/25/2006	150,465

	Total Asset-Backed Securities			24,195,160

Basic Materials (0.1%)
500,000	Precision Castparts Corporation ±	5.600	12/15/2013	498,120

	Total Basic Materials			498,120

Capital Goods (0.4%)
275,000	Goodrich Corporation *	6.290	7/1/2016	284,213
270,000	Lockheed Martin Corporation	6.150	9/1/2036	286,898
750,000	Oakmont Asset Trust	4.514	12/22/2008	732,741

	Total Capital Goods			1,303,852

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

Balanced Fund Schedule of Investments as of October 31, 2006

F F
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Commercial Mortgage-Backed Securities (7.0%)
$750,000	Banc of America Commercial Mortgage, Inc. ±	4.037%	11/10/2039	$726,162
500,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	499,174
1,346,205	Banc of America Mortgage Securities, Inc.	4.817	9/25/2035	1,328,319
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	974,763
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	4.487	2/11/2041	970,602
1,000,000	Citigroup Commercial Mortgage Trust Ω	5.438	11/15/2018	1,000,000
269,925	Commercial Mortgage Pass-Through Certificates ∞	5.420	11/15/2006	269,947
1,000,000	Commercial Mortgage Pass-Through Certificates ∞	5.450	11/15/2006	1,000,000
1,000,000	First Union National Bank Commercial Mortgage Trust	7.390	12/15/2031	1,055,667
1,500,000	GS Mortgage Securities Corporation	5.588	11/10/2039	1,528,290
899,630	HomeBanc Mortgage Trust	6.078	4/25/2037	911,347
908,715	J.P. Morgan Alternative Loan Trust	5.804	3/25/2036	916,096
1,000,000	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	969,839
1,213,648	Merrill Lynch Mortgage Investors, Inc.	4.881	6/25/2035	1,202,905
1,250,000	Merrill Lynch Mortgage Trust ∈	4.099	11/15/2010	1,235,198
1,000,000	Merrill Lynch Mortgage Trust ∈	5.264	1/12/2044	1,001,178
1,361,350	Morgan Stanley Capital I, Inc. ±	6.210	11/15/2031	1,379,975
1,497,154	National Collegiate Student Loan Trust ±∞	5.390	11/25/2006	1,497,738
976,236	Thornburg Mortgage Securities Trust ∞	5.410	11/25/2006	973,449
608,044	Wachovia Bank Commercial Mortgage Trust ∞	5.520	11/15/2006	608,176
1,000,000	Wachovia Bank Commercial Mortgage Trust	4.390	2/15/2036	966,051
1,500,000	Wachovia Bank Commercial Mortgage Trust	4.516	5/15/2044	1,469,996
894,445	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	865,636
889,344	Zuni Mortgage Loan Trust ∈	5.450	11/25/2006	888,151

	Total Commercial Mortgage-Backed Securities			24,238,659

Communications Services (1.2%)
375,000	AT&T Broadband Corporation ∈	8.375	3/15/2013	428,367
225,000	AT&T Corporation ±	8.000	11/15/2031	281,886
500,000	British Telecom plc ~	8.375	12/15/2010	561,567
270,000	Comcast Corporation ~	5.900	3/15/2016	271,753
180,000	Comcast Corporation ~	6.500	1/15/2017	188,760
340,000	Cox Communications, Inc. ~	5.450	12/15/2014	332,144
140,000	New Cingular Wireless Services, Inc. ∈	8.750	3/1/2031	183,449
125,000	News America, Inc. *	6.400	12/15/2035	125,338
570,000	Nextel Communications, Inc. ∈	7.375	8/1/2015	588,642
375,000	Nextel Partners, Inc. ±	8.125	7/1/2011	393,750
500,000	Telecom Italia Capital SA *	5.250	11/15/2013	478,230
245,000	Verizon Communications, Inc.	5.550	2/15/2016	243,959

	Total Communications Services			4,077,845

Consumer Cyclical (1.2%)
750,000	Caesars Entertainment, Inc. ∈	8.500	11/15/2006	751,080
245,000	CVS Corporation ~	5.750	8/15/2011	248,756
115,000	CVS Corporation ~	6.125	8/15/2016	118,528

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

Balanced Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Consumer Cyclical — continued
$335,000	DaimlerChrysler North American
	Holdings Corporation	5.750%	9/8/2011	$335,251
375,000	Ford Motor Credit Company	6.625	6/16/2008	367,920
1,280,000	General Motors Acceptance Corporation	6.875	9/15/2011	1,288,786
235,000	General Motors Acceptance Corporation *	8.000	11/1/2031	251,795
210,000	Home Depot, Inc. *	5.400	3/1/2016	209,678
475,000	Nissan Motor Acceptance Corporation	5.625	3/14/2011	477,538
155,000	Walt Disney Company *	5.625	9/15/2016	156,800

	Total Consumer Cyclical			4,206,132

Consumer Non-Cyclical (0.3%)
425,000	Abbott Laboratories ∈	5.600	5/15/2011	433,151
230,000	Baxter International, Inc. ~	5.900	9/1/2016	237,230
225,000	Fortune Brands, Inc. ~	5.875	1/15/2036	205,590
325,000	Wyeth ±	6.950	3/15/2011	346,284

	Total Consumer Non-Cyclical			1,222,255

Energy (0.1%)
160,000	Anadarko Petroleum Corporation ~	5.950	9/15/2016	162,494
375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	361,852

	Total Energy			524,346

Financials (3.3%)
150,000	American International Group, Inc. *	6.250	5/1/2036	160,481
475,000	Archstone-Smith Trust	5.250	12/1/2010	473,742
130,000	BAC Capital Trust XI	6.625	5/23/2036	140,038
375,000	Barnett Capital I	8.060	12/1/2026	390,645
200,000	Capital One Capital III	7.686	8/15/2036	220,548
240,000	CIT Group, Inc. *	5.850	9/15/2016	243,503
375,000	Corestates Capital Trust I	8.000	12/15/2026	390,141
200,000	General Electric Capital Corporation ~	5.720	8/22/2011	201,850
555,000	General Electric Capital Corporation ~	4.375	3/3/2012	534,037
450,000	Goldman Sachs Group, Inc.	5.125	1/15/2015	439,923
265,000	HSBC Holdings plc	6.500	5/2/2036	287,099
80,000	International Lease Finance Corporation	4.875	9/1/2010	79,050
310,000	International Lease Finance Corporation *	5.750	6/15/2011	316,502
365,000	iStar Financial, Inc.	5.950	10/15/2013	367,493
450,000	J.P. Morgan Chase Bank NA	5.875	6/13/2016	462,228
500,000	KeyCorp ±	4.700	5/21/2009	493,604
105,000	Lincoln National Corporation *	7.000	5/17/2016	110,529
185,000	Merrill Lynch & Company, Inc.	6.050	5/16/2016	192,114
215,000	Mitsubishi UFG Capital Finance, Ltd. *	6.346	7/25/2016	217,127
325,000	Montpelier Re Holdings, Ltd. *	6.125	8/15/2013	315,519
415,000	Monumental Global Funding II	4.625	3/15/2010	407,469
210,000	Morgan Stanley	6.250	8/9/2026	219,971
525,000	ProLogis ±	5.500	4/1/2012	525,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

Balanced Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Financials — continued
$375,000	Prudential Financial, Inc. ±	5.500%	3/15/2016	$375,454
550,000	RBS Capital Trust I	5.512	9/30/2014	541,127
FTIPS	Residential Capital Corporation ±∞	6.474	1/17/2007	665,592
870,000	Residential Capital Corporation ±	6.500	4/17/2013	885,349
500,000	Simon Property Group, LP ±	4.600	6/15/2010	489,586
275,000	Simon Property Group, LP	5.375	6/1/2011	275,295
275,000	Swiss RE Capital I, LP	6.854	5/25/2016	287,245
285,000	Wachovia Bank NA *	4.875	2/1/2015	274,392
495,000	Wachovia Capital Trust III	5.800	3/15/2011	499,359
210,000	Washington Mutual Bank FA *	5.125	1/15/2015	203,093

	Total Financials			11,685,496

Mortgage-Backed Securities (10.7%)
7,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through Ω	5.000	11/1/2036	6,757,184
16,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through Ω	5.500	11/1/2036	15,810,000
14,375,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through Ω	6.500	11/1/2036	14,649,016

	Total Mortgage-Backed Securities			37,216,200

Technology (0.2%)
750,000	Deluxe Corporation *	3.500	10/1/2007	731,250

	Total Technology			731,250

Transportation (0.2%)
372,309	FedEx Corporation	6.720	1/15/2022	401,387
300,000	Northwest Airlines, Inc. ±√	6.841	4/1/2011	297,375

	Total Transportation			698,762

U.S. Government (6.2%)
750,000	Federal Home Loan Bank ∈	5.625	6/13/2016	774,408
650,000	U.S. Treasury Bonds *	7.625	2/15/2025	870,035
165,000	U.S. Treasury Bonds *	4.500	2/15/2036	159,251
320,000	U.S. Treasury Notes *	4.750	3/31/2011	322,163
2,190,000	U.S. Treasury Notes *	4.875	4/30/2011	2,216,092
315,000	U.S. Treasury Notes *	4.875	7/31/2011	318,913
590,000	U.S. Treasury Notes *	4.500	9/30/2011	587,949
7,500,000	U.S. Treasury Notes *	4.875	2/15/2012	7,612,208
800,000	U.S. Treasury Notes *	4.375	8/15/2012	792,718
450,000	U.S. Treasury Notes *	4.250	8/15/2013	441,281
800,000	U.S. Treasury Notes *	4.000	2/15/2015	767,218
3,400,000	U.S. Treasury Notes *∈	4.125	5/15/2015	3,287,508
100,000	U.S. Treasury Notes *	4.250	8/15/2015	97,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

Balanced Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

U.S. Government — continued
$1,135,000	U.S. Treasury Notes *	5.125%	5/15/2016	$1,179,868
1,050,000	U.S. Treasury Notes *	4.875	8/15/2016	1,071,820
1,081,650	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	1,053,594

	Total U.S. Government			21,552,510

Utilities (0.8%)
$250,000	Boardwalk Pipelines, LLC ±	5.500	2/1/2017	243,116
270,000	Cincinnati Gas & Electric Company ~	5.700	9/15/2012	273,088
190,000	Energy Transfer Partners, LP	6.125	2/15/2017	192,984
300,000	Exelon Corporation ~	6.750	5/1/2011	314,656
563,705	Power Receivables Finance, LLC	6.290	1/1/2012	568,440
235,000	Progress Energy, Inc.	7.000	10/30/2031	264,565
230,000	PSI Energy, Inc. ±	5.000	9/15/2013	222,741
250,000	Southern California Gas Company	5.750	11/15/2035	252,825
295,000	Virginia Electric & Power Company	6.000	1/15/2036	297,409

	Total Utilities			2,629,824

	Total Long-Term Fixed Income
	(cost $134,189,031)			134,780,411

			Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

55	10-Yr. U.S. Treasury Note Futures	$106	11/21/2006	$859
25	20-Yr. U.S. Treasury Bond Futures	110	11/21/2006	1,172

	Total Options Purchased (cost $42,244)			2,031

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.2%)	Rate (+)	Date	Value

52,973,617	Thrivent Financial Securities Lending Trust	5.300%	N/A	$52,973,617

	Total Collateral Held for Securities Loaned
	(cost $52,973,617)			52,973,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

Balanced Fund Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Short-Term Investments (4.9%)		Rate (+)	Date	Value

16,886,519	Thrivent Money Market Fund		4.600%	N/A	$16,886,519

	Total Short-Term Investments (at amortized cost)				16,886,519

	Total Investments (cost $409,031,460) 126.0%				$438,566,777

	Other Assets and Liabilities, Net (26.0%)				(90,602,905)

	Total Net Assets 100.0%				$347,963,872

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	(65)	December 2006	($6,835,805)	($6,861,563)	($25,758)
10-Yr. U.S. Treasury Bond Futures	(60)	December 2006	($6,442,789)	($6,493,125)	($50,336)
20-Yr. U.S. Treasury Bond Futures	40	December 2006	$4,428,225	$4,506,250	$78,025

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∞ Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Ω Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

∈ At October 31, 2006, $676,840 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $20,071,751 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

√ In bankruptcy.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$34,310,223
Gross unrealized depreciation	(5,857,975)

Net unrealized appreciation (depreciation)	$28,452,248
Cost for federal income tax purposes	$410,114,529

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

High Yield Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.3%)	Rate	Date	Value

Asset-Backed Securities (0.6%)
$4,000,000	Dow Jones CDX	8.375%	12/29/2011	$4,060,000

	Total Asset-Backed Securities			4,060,000

Basic Materials (10.6%)
2,205,000	Abitibi-Consolidated, Inc. *	8.550	8/1/2010	2,119,556
1,220,000	Abitibi-Consolidated, Inc.	7.750	6/15/2011	1,088,850
1,100,000	Ainsworth Lumber Company, Ltd. *∞	9.117	12/30/2006	874,500
2,440,000	Ainsworth Lumber Company, Ltd. ±	6.750	3/15/2014	1,732,400
1,600,000	AK Steel Corporation *	7.750	6/15/2012	1,600,000
1,310,000	Appleton Papers, Inc.	8.125	6/15/2011	1,303,450
1,600,000	Appleton Papers, Inc.	9.750	6/15/2014	1,584,000
2,820,000	Arch Western Finance, LLC	6.750	7/1/2013	2,721,300
1,925,000	BCP Caylux Holdings Luxembourg SCA	9.625	6/15/2014	2,112,688
1,750,000	Buckeye Technologies, Inc.	8.000	10/15/2010	1,710,625
2,830,000	Chaparral Steel Company	10.000	7/15/2013	3,169,600
2,840,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation >	Zero Coupon	10/1/2009	2,350,100
2,580,000	Domtar, Inc.	7.125	8/1/2015	2,463,900
2,410,000	Drummond Company, Inc.	7.375	2/15/2016	2,301,550
1,800,000	Equistar Chemicals, LP	10.625	5/1/2011	1,926,000
3,180,000	FMG Finance, Pty. Ltd. *	10.625	9/1/2016	3,132,300
1,640,000	Georgia-Pacific Corporation	8.125	5/15/2011	1,697,400
3,920,000	Graphic Packaging International Corporation *	9.500	8/15/2013	4,027,800
2,606,000	Huntsman International, LLC	10.125	7/1/2009	2,645,090
2,620,000	Huntsman International, LLC Ω	7.875	11/13/2014	2,633,100
4,270,000	Ineos Group Holdings plc *	8.500	2/15/2016	4,109,875
1,400,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,358,000
2,590,000	Lyondell Chemical Company	10.500	6/1/2013	2,849,000
3,030,000	Lyondell Chemical Company	8.250	9/15/2016	3,120,900
3,050,000	MacDermid, Inc.	9.125	7/15/2011	3,187,250
1,010,000	Novelis, Inc.	8.250	2/15/2015	964,550
2,040,000	PNA Group, Inc.	10.750	9/1/2016	2,101,200
1,567,000	Rockwood Specialties, Inc.	10.625	5/15/2011	1,680,608
2,830,000	Ryerson, Inc.	8.250	12/15/2011	2,815,850
1,460,000	Southern Copper Corporation *	7.500	7/27/2035	1,560,987

	Total Basic Materials			66,942,429

Capital Goods (10.6%)
1,650,000	Ahern Rentals, Inc. ±	9.250	8/15/2013	1,695,375
3,610,000	Allied Waste North America, Inc. *	7.875	4/15/2013	3,709,275
2,170,000	Amsted Industries, Inc.	10.250	10/15/2011	2,332,750
1,420,000	Ashtead Capital, Inc.	9.000	8/15/2016	1,494,550
2,400,000	Ball Corporation	6.625	3/15/2018	2,355,000
2,420,000	Berry Plastics Holding Corporation	8.875	9/15/2014	2,444,200
740,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	777,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

High Yield Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.3%)	Rate	Date	Value

Capital Goods — continued
$740,000	Browning-Ferris Industries, Inc.	7.400%	9/15/2035	$680,800
1,480,000	Builders Firstsource, Inc. ∞	9.655	11/15/2006	1,454,100
3,900,000	Case New Holland, Inc.	9.250	8/1/2011	4,138,875
2,920,000	Consolidated Container Company, LLC *>	Zero Coupon	6/15/2007	2,861,600
2,210,000	Covalence Specialty Materials Corporation	10.250	3/1/2016	2,132,650
2,020,000	Crown Americas, Inc.	7.625	11/15/2013	2,070,500
2,020,000	Crown Americas, Inc.	7.750	11/15/2015	2,073,025
2,600,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	2,743,000
3,000,000	DRS Technologies, Inc.	7.625	2/1/2018	3,067,500
2,150,000	Erico International Corporation	8.875	3/1/2012	2,241,375
2,150,000	Fastentech, Inc.	11.500	5/1/2011	2,225,250
1,825,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	1,829,562
810,000	K&F Acquisition, Inc. *	7.750	11/15/2014	820,125
850,000	Legrand SA	8.500	2/15/2025	969,000
1,015,000	Mueller Group, Inc.	10.000	5/1/2012	1,106,350
2,379,000	Mueller Holdings, Inc. >	Zero Coupon	4/15/2009	2,093,520
3,000,000	Norcraft Companies, LP/Norcraft
	Finance Corporation	9.000	11/1/2011	3,075,000
1,723,000	Owens-Brockway Glass Container, Inc.	8.875	2/15/2009	1,766,075
1,230,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,266,900
2,320,000	Owens-Illinois, Inc.	7.500	5/15/2010	2,354,800
3,340,000	Plastipak Holdings, Inc.	8.500	12/15/2015	3,456,900
2,550,000	Ply Gem Industries, Inc. *	9.000	2/15/2012	2,129,250
1,610,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	1,666,350
820,000	RBS Global, Inc./Rexnord Corporation	11.750	8/1/2016	852,800
2,250,000	United Rentals North America, Inc.	6.500	2/15/2012	2,193,750
1,210,000	United Rentals North America, Inc. *	7.000	2/15/2014	1,158,575

	Total Capital Goods			67,235,782

Communications Services (20.2%)
3,000,000	Alamosa Delaware, Inc.	8.500	1/31/2012	3,190,350
2,020,000	American Cellular Corporation *	10.000	8/1/2011	2,121,000
2,920,000	American Tower Corporation *	7.125	10/15/2012	2,978,400
1,700,000	American Towers, Inc.	7.250	12/1/2011	1,746,750
1,290,000	Block Communications, Inc.	8.250	12/15/2015	1,270,650
2,010,000	Cablevision Systems Corporation	8.000	4/15/2012	1,952,212
9,054,027	CCH I, LLC	11.000	10/1/2015	8,725,819
2,430,000	Centennial Communications Corporation *	8.125	2/1/2014	2,433,038
2,290,000	Charter Communications Holdings, LLC *	8.750	11/15/2013	2,330,075
2,200,000	Charter Communications Operating, LLC	8.000	4/30/2012	2,244,000
3,240,000	Citizens Communications Company	9.250	5/15/2011	3,592,350
2,030,000	Cricket Communications, Inc. *	9.375	11/1/2014	2,070,600
1,270,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	1,379,538
850,000	Digicel, Ltd.	9.250	9/1/2012	881,875
3,230,000	Dobson Cellular Systems *	9.875	11/1/2012	3,488,400
2,020,000	Houghton Mifflin Company	8.250	2/1/2011	2,080,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

High Yield Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.3%)	Rate	Date	Value

Communications Services — continued
$3,250,000	Insight Midwest, LP/Insight Capital, Inc.	10.500%	11/1/2010	$3,363,750
1,210,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,291,675
5,840,000	Intelsat Bermuda, Ltd.	11.250	6/15/2016	6,358,300
3,200,000	Intelsat Intermediate, Inc. *>	Zero Coupon	2/1/2010	2,424,000
2,400,000	Intelsat Subsidiary Holding Company, Ltd. *	8.625	1/15/2015	2,490,000
3,100,000	Kabel Deutschland GmbH	10.625	7/1/2014	3,351,875
1,620,000	Lamar Media Corporation	6.625	8/15/2015	1,559,250
2,440,000	Mediacom Broadband, LLC	8.500	10/15/2015	2,436,950
605,000	Medianews Group, Inc.	6.375	4/1/2014	533,156
2,020,000	MetroPCS Wireless, Inc. Ω	9.250	11/1/2014	2,037,675
2,830,000	Morris Publishing Group, LLC	7.000	8/1/2013	2,692,038
3,270,000	NTL Cable plc	9.125	8/15/2016	3,437,588
2,390,000	PRIMEDIA, Inc. *∞	10.780	11/15/2006	2,473,650
2,050,000	Qwest Communications International, Inc. ∞	8.905	11/15/2006	2,083,312
3,640,000	Qwest Communications International, Inc.	7.250	2/15/2011	3,694,600
1,220,000	Qwest Communications International, Inc. *	7.500	2/15/2014	1,244,400
820,000	Qwest Corporation ∞	8.640	12/15/2006	883,550
6,570,000	Qwest Corporation	7.875	9/1/2011	6,955,988
1,230,000	Qwest Corporation	7.625	6/15/2015	1,294,575
4,830,000	R.H. Donnelley Corporation	6.875	1/15/2013	4,546,238
4,060,000	R.H. Donnelley Corporation	6.875	1/15/2013	3,821,475
2,460,000	R.H. Donnelley Corporation	8.875	1/15/2016	2,536,875
2,830,000	Rogers Wireless Communications, Inc. *	7.500	3/15/2015	3,021,025
1,620,000	Rural Cellular Corporation *	9.750	1/15/2010	1,640,250
1,615,000	Rural Cellular Corporation *	9.875	2/1/2010	1,695,750
3,220,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	3,397,100
2,420,000	UbiquiTel Operating Company	9.875	3/1/2011	2,619,650
2,210,000	US Unwired, Inc.	10.000	6/15/2012	2,431,000
3,690,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	3,934,462
3,200,000	Videotron Ltee	6.875	1/15/2014	3,176,000
400,000	Windstream Corporation	8.125	8/1/2013	427,000
1,280,000	Windstream Corporation	8.625	8/1/2016	1,380,800

	Total Communications Services			127,719,614

Consumer Cyclical (19.9%)
1,470,000	Allied Security Escrow Corporation	11.375	7/15/2011	1,477,350
3,520,000	American Casino & Entertainment Properties, LLC ±	7.850	2/1/2012	3,581,600
3,250,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	3,315,000
1,490,000	Beazer Homes USA, Inc. *	8.125	6/15/2016	1,516,075
860,000	Blockbuster, Inc. *	9.000	9/1/2012	774,000
4,650,000	Bon-Ton Stores, Inc. *	10.250	3/15/2014	4,713,938
2,430,000	Buffets, Inc.	12.500	11/1/2014	2,442,150
2,190,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,080,500
1,700,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	1,785,000
4,650,000	Dollarama Group, LP *	8.875	8/15/2012	4,801,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

High Yield Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.3%)	Rate	Date	Value

Consumer Cyclical — continued
$2,960,000	Ford Motor Credit Company ∞	9.824%	1/16/2007	$3,087,215
1,000,000	Ford Motor Credit Company	9.750	9/15/2010	1,031,210
2,020,000	Ford Motor Credit Company	7.000	10/1/2013	1,877,838
3,680,000	Gaylord Entertainment Company	6.750	11/15/2014	3,523,600
11,830,000	General Motors Acceptance Corporation	6.875	9/15/2011	11,911,203
2,140,000	General Motors Acceptance Corporation *	8.000	11/1/2031	2,292,946
3,630,000	General Motors Corporation *	8.250	7/15/2023	3,221,625
4,460,000	Group 1 Automotive, Inc.	8.250	8/15/2013	4,588,225
2,020,000	Harrah’s Operating Company, Inc.	6.500	6/1/2016	1,777,947
3,660,000	IAAI Finance Corporation	11.000	4/1/2013	3,678,300
2,410,000	Jean Coutu Group (PJC), Inc.	7.625	8/1/2012	2,530,500
2,750,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	2,667,500
2,930,000	KB Home *	6.250	6/15/2015	2,751,847
1,620,000	Majestic Star Casino, LLC	9.500	10/15/2010	1,636,200
6,030,000	MGM MIRAGE *	5.875	2/27/2014	5,524,988
3,450,000	Mohegan Tribal Gaming Authority	6.375	7/15/2009	3,441,375
1,280,000	Morgan Stanley, Convertible ¿	16.500	1/18/2007	1,286,912
4,230,000	NCL Corporation	10.625	7/15/2014	4,124,250
2,200,000	Perry Ellis International, Inc. *	8.875	9/15/2013	2,205,500
2,700,000	Pokagon Gaming Authority	10.375	6/15/2014	2,895,750
3,520,000	Poster Financial Group, Inc. *	8.750	12/1/2011	3,669,600
4,580,000	Rent-Way, Inc.	11.875	6/15/2010	5,358,211
3,240,000	Station Casinos, Inc.	6.875	3/1/2016	2,972,700
1,300,000	TRW Automotive, Inc.	9.375	2/15/2013	1,392,625
4,870,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	5,028,275
2,010,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	2,045,175
3,195,000	Universal City Florida Holding Company I/II ∞	10.239	11/1/2006	3,286,856
2,440,000	VICORP Restaurants, Inc.	10.500	4/15/2011	2,330,200
2,830,000	Warnaco, Inc.	8.875	6/15/2013	2,957,350
1,420,000	West Corporation	9.500	10/15/2014	1,416,450
3,705,000	WMG Holdings Corporation *>	Zero Coupon	12/15/2009	2,834,325

	Total Consumer Cyclical			125,833,436

Consumer Non-Cyclical (7.0%)
1,460,000	DaVita, Inc.	7.250	3/15/2015	1,452,700
1,610,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	1,581,825
1,620,000	Elan Finance plc/Elan Finance Corporation *∞	9.405	11/15/2006	1,634,175
2,190,000	Fisher Scientific International, Inc.	6.125	7/1/2015	2,173,575
2,010,000	HCA, Inc. *	6.950	5/1/2012	1,776,338
3,240,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	3,130,650
1,596,000	Jafra Cosmetics	10.750	5/15/2011	1,713,705
3,940,000	Jostens Holding Corporation *>	Zero Coupon	10/1/2008	3,329,300
3,050,000	Michael Foods, Inc.	8.000	11/15/2013	3,149,125
1,110,000	Multiplan, Inc.	10.375	4/15/2016	1,110,000
2,020,000	Smithfield Foods, Inc.	8.000	10/15/2009	2,113,425
2,015,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	2,030,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

High Yield Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.3%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$2,020,000	Supervalu, Inc.	7.500%	11/15/2014	$2,054,679
3,440,000	Triad Hospitals, Inc.	7.000	5/15/2012	3,414,200
2,010,000	Triad Hospitals, Inc.	7.000	11/15/2013	1,954,725
3,030,000	US Oncology Holdings, Inc. ∞	10.675	3/15/2007	3,098,175
1,640,000	US Oncology, Inc.	9.000	8/15/2012	1,699,450
2,810,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	2,718,675
3,240,000	Ventas Realty, LP/Ventas Capital Corporation *	6.500	6/1/2016	3,231,900
1,111,000	Warner Chilcott Corporation	8.750	2/1/2015	1,147,108

	Total Consumer Non-Cyclical			44,513,842

Energy (3.7%)
1,460,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,408,900
2,550,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,416,125
2,820,000	Denbury Resources, Inc.	7.500	12/15/2015	2,820,000
2,010,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	1,871,812
1,332,000	Magnum Hunter Resources, Inc.	9.600	3/15/2012	1,405,260
3,365,000	Ocean Rig Norway AS	8.375	7/1/2013	3,545,869
2,210,000	Pioneer Natural Resources Company *	5.875	7/15/2016	2,056,182
1,070,000	Range Resources Corporation	7.500	5/15/2016	1,080,700
2,700,000	Western Oil Sands, Inc.	8.375	5/1/2012	2,902,500
2,770,000	Whiting Petroleum Corporation	7.250	5/1/2012	2,742,300
810,000	Whiting Petroleum Corporation	7.250	5/1/2013	799,875

	Total Energy			23,049,523

Financials (1.3%)
1,620,000	ACE Cash Express, Inc. ±	10.250	10/1/2014	1,628,100
1,830,000	FTI Consulting, Inc.	7.625	6/15/2013	1,871,175
3,220,000	Residential Capital Corporation ∞	7.204	1/17/2007	3,227,206
1,210,000	Wells Fargo & Company, Convertible ∞	5.239	11/1/2006	1,219,438

	Total Financials			7,945,919

Technology (5.2%)
2,440,000	Avago Technologies Finance Pte *∞	10.900	12/1/2006	2,549,800
1,285,000	Electronic Data Systems Corporation, Convertible *	3.875	7/15/2023	1,313,912
1,470,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	1,543,500
1,470,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	1,576,575
1,630,000	Intel Corporation, Convertible	2.950	12/15/2035	1,479,225
2,120,000	Itron, Inc.	7.750	5/15/2012	2,167,700
3,040,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Company ∞	8.640	12/15/2006	2,614,400
1,710,000	Nortel Networks, Ltd. ∞	9.624	1/16/2007	1,765,575
1,210,000	NXP BV/NXP Funding, LLC *∞	8.124	1/15/2007	1,220,588
3,620,000	Seagate Technology HDD Holdings	6.800	10/1/2016	3,574,750
1,620,000	SunGard Data Systems, Inc.	9.125	8/15/2013	1,680,750
1,600,000	SunGard Data Systems, Inc. *	10.250	8/15/2015	1,676,000
1,070,000	UGS Capital Corporation II ∞	10.380	12/1/2006	1,104,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

High Yield Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.3%)	Rate	Date	Value

Technology — continued
$3,750,000	UGS Corporation	10.000%	6/1/2012	$4,050,000
2,010,000	Unisys Corporation *	6.875	3/15/2010	1,934,625
2,590,000	Xerox Corporation	7.625	6/15/2013	2,706,550

	Total Technology			32,958,725

Transportation (2.6%)
2,390,000	CHC Helicopter Corporation	7.375	5/1/2014	2,282,450
2,380,000	Delta Air Lines, Inc. √	7.111	9/18/2011	2,385,950
1,660,000	Hertz Corporation	8.875	1/1/2014	1,734,700
2,770,000	Hertz Corporation	10.500	1/1/2016	3,040,075
949,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	856,472
1,813,000	Horizon Lines, LLC	9.000	11/1/2012	1,894,585
4,050,000	Windsor Petroleum Transport Corporation	7.840	1/15/2021	4,206,589

	Total Transportation			16,400,821

Utilities (10.6%)
1,300,000	AES Corporation	8.875	2/15/2011	1,397,500
3,230,000	AES Corporation	8.750	5/15/2013	3,468,212
2,635,000	AmeriGas Partners, LP	7.250	5/20/2015	2,628,412
2,840,000	Calpine Generating Company, LLC ∞√	11.073	11/1/2006	2,989,100
1,990,000	Calpine Generating Company, LLC *∞√	14.370	4/1/2007	2,124,325
2,210,000	Colorado Interstate Gas Company	6.800	11/15/2015	2,245,948
1,360,000	Consumers Energy Company *	6.300	2/1/2012	1,349,800
1,700,000	Copano Energy, LLC	8.125	3/1/2016	1,729,750
2,020,000	Dynegy Holdings, Inc. *	6.875	4/1/2011	1,989,700
2,020,000	Dynegy Holdings, Inc. *	8.375	5/1/2016	2,075,550
1,670,000	Edison Mission Energy	7.500	6/15/2013	1,715,925
1,870,000	Edison Mission Energy	7.750	6/15/2016	1,930,775
4,150,000	El Paso Corporation	7.000	5/15/2011	4,212,250
3,250,000	El Paso Production Holding Company	7.750	6/1/2013	3,331,250
1,650,000	Midwest Generation, LLC	8.750	5/1/2034	1,784,062
1,420,000	Mirant North America, LLC	7.375	12/31/2013	1,435,975
3,130,000	Mission Energy Holding Company	13.500	7/15/2008	3,489,950
6,050,000	NRG Energy, Inc.	7.375	2/1/2016	6,118,062
1,470,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	1,486,538
2,025,000	Reliant Energy Resources Corporation	6.750	12/15/2014	1,931,344
2,780,000	SemGroup, LP	8.750	11/15/2015	2,800,850
1,500,000	Southern Natural Gas Company	8.875	3/15/2010	1,575,740
3,130,000	Southern Natural Gas Company *	7.350	2/15/2031	3,286,735
1,060,000	Southern Star Central Corporation	6.750	3/1/2016	1,052,050
6,500,000	Williams Companies, Inc. *	8.125	3/15/2012	6,971,250
1,830,000	Williams Companies, Inc.	8.750	3/15/2032	2,031,300

	Total Utilities			67,152,353

	Total Long-Term Fixed Income (cost $573,670,073)			583,812,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

High Yield Fund Schedule of Investments as of October 31, 2006

Shares	Preferred Stock (2.0%)			Value

43,000	CenterPoint Energy, Inc., Convertible			$1,565,200
65,000	Chevy Chase Preferred Capital Corporation, Convertible*			3,445,000
29,200	Goldman Sachs Group, Inc., Convertible #¿			866,130
13,100	Goldman Sachs Group, Inc., Convertible #¿			1,307,943
14,250	Lehman Brothers Holdings, Inc., Convertible #¿			857,992
3,720	NRG Energy, Inc., Convertible*			922,374
2,600	Sovereign Real Estate Investment Corporation			3,640,000

	Total Preferred Stock (cost $11,049,049)			12,604,639

Shares	Common Stock (0.2%)			Value

2,900	ASAT Finance, LLC, Stock Warrants #^Ф			$0
15	Pliant Corporation #			0
3,000	RailAmerica, Inc., Stock Warrants #-			165,000
13,500	TravelCenters of America, Inc., Stock Warrants #^Ф			618,840
4,500	TravelCenters of America, Inc., Stock Warrants #^			206,280
36,330	TVMAX Holdings, Inc. #			36,330
6,054	XO Communications, Inc., Stock Warrants #			3,753
4,540	XO Communications, Inc., Stock Warrants #			1,634
4,540	XO Communications, Inc., Stock Warrants #			908
3,026	XO Holdings, Inc., Stock Warrants #*			11,801

	Total Common Stock (cost $2,733,966)			1,044,546

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.6%)	Rate (+)	Date	Value

86,278,192	Thrivent Financial Securities Lending Trust	5.300%	N/A	$86,278,192

	Total Collateral Held for Securities Loaned
	(cost $86,278,192)			86,278,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

High Yield Fund Schedule of Investments as of October 31, 2006

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.3%)	Rate (+)	Date	Value

$5,500,000	DnB NORBank ASA	5.310%	11/1/2006	$5,500,000
21,389,892	Thrivent Money Market Fund	4.600	N/A	21,389,892

	Total Short-Term Investments (at amortized cost)			26,889,892

	Total Investments (cost $700,621,172) 112.4%			$710,629,713

	Other Assets and Liabilities, Net (12.4%)			(78,149,572)

	Total Net Assets 100.0%			$632,480,141

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

∞  Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Ω  Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

√ In bankruptcy.

Ф Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Thrivent High Yield Fund owned as of October 31, 2006.

	Acquisition
Security	Date	Cost

ASAT Finance, LLC, Stock Warrants	10/20/1999	$64,123
RailAmerica, Inc., Stock Warrants	8/9/2000	$117,000
TravelCenters of America, Inc., Stock Warrants	11/9/2000	$156,200

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(P) of the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,230,177
Gross unrealized depreciation	(8,423,286)

Net unrealized appreciation (depreciation)	$5,806,891
Cost for federal income tax purposes	$704,822,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (51.7%)	Value	Shares	Common Stock (51.7%)	Value

Consumer Discretionary (3.6%)			7,200	Colonial Properties Trust	$362,808
5,400	Bandag, Inc. *	$237,006	14,900	Comerica, Inc.	867,031
5,000	Genuine Parts Company *	227,600	14,400	Commerce Group, Inc.	426,240
12,900	La-Z-Boy, Inc. *	158,025	7,400	Community Bank System, Inc. *	183,890
54,000	McDonald’s Corporation *	2,263,680	2,600	Community Banks, Inc. *	69,862
4,200	Polaris Industries, Inc. *	179,844	100	Corporate Office Properties Trust	4,779
38,800	ServiceMaster Company *	439,604	10,100	Corus Bankshares, Inc. *	207,353
4,700	Stanley Works *	223,955	800	Cousins Properties, Inc. *	28,616
42,500	Superior Industries		23,000	Crescent Real Estate
	International, Inc. *	718,250		Equities Company *	501,400
1,700	Talbots, Inc. *	47,668	6,300	Developers Diversified Realty
3,100	VF Corporation *	235,631		Corporation *	383,670

	Total Consumer		8,400	DiamondRock
	Discretionary	4,731,263		Hospitality Company	141,708

			4,300	Digital Realty Trust, Inc.	143,577
Consumer Staples (1.9%)			25,500	Duke Realty Corporation *	1,021,530
12,800	Altria Group, Inc.	1,041,024	700	Entertainment Properties Trust	38,500
11,400	ConAgra Foods, Inc.	298,110	12,500	Equity Office Properties Trust *	531,250
33,200	Universal Corporation	1,222,424	3,500	Equity One, Inc. *	87,920

	Total Consumer Staples	2,561,558	10,400	Equity Residential REIT *	567,944

			100	Essex Property Trust, Inc. *	13,328
Energy (1.2%)			6,800	Extra Space Storage, Inc.	125,392
12,900	Chevron Corporation ∈	866,880	134,000	F.N.B. Corporation *	2,268,620
23,300	Kayne Anderson MLP		1,100	Federal Realty Investment Trust	88,165
	Investment Company *	673,137	29,000	Fiduciary/Claymore MLP

	Total Energy	1,540,017		Opportunity Fund	574,490

			23,200	Fifth Third Bancorp *	924,520
Financials (32.9%)			161,300	First Commonwealth
100	AMB Property Corporation	5,841		Financial Corporation *	2,156,581
13,500	American Financial Realty Trust *	157,545	13,900	First Industrial Realty Trust, Inc. *	638,983
16,000	AmSouth Bancorporation	483,520	83,500	FirstMerit Corporation *	1,938,870
5,000	Apartment Investment &		7,700	Franklin Street
	Management Company	286,600		Properties Corporation *	158,235
750	Arcadia Financial, Ltd.,		8,000	General Growth Properties, Inc. *	415,200
	StockWarrants #^	0	13,700	Glimcher Realty Trust *	352,912
8,000	Archstone-Smith Trust *	481,680	1,700	Global Signal, Inc.	92,310
54,300	Arthur J. Gallagher & Company *	1,512,255	12,915	Harleysville National
600	Avalonbay Communities, Inc.	78,636		Corporation *	275,864
27,800	Bank of America Corporation	1,497,586	30,400	Health Care Property
8,500	BB&T Corporation *	369,920		Investors, Inc.	954,560
4,100	BioMed Realty Trust, Inc.	132,143	21,000	Health Care REIT, Inc. *	866,880
4,700	Boston Properties, Inc.	502,101	11,000	Healthcare Realty Trust, Inc.	445,500
5,700	Brandywine Realty Trust *	190,152	4,500	Highwoods Properties, Inc.	171,900
800	BRE Properties, Inc. *	53,040	4,800	Home Properties, Inc.	303,216
800	Camden Property Trust	64,576	15,600	Hospitality Properties Trust *	755,976
800	CBL & Associates Properties, Inc. *	34,984	21,900	Host Marriott Corporation *	505,014
12,800	Citigroup, Inc.	642,048	38,100	HRPT Properties Trust *	453,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (51.7%)	Value	Shares	Common Stock (51.7%)	Value

Financials — continued			3,000	Sunstone Hotel Investors, Inc. *	$88,380
8,400	Independent Bank Corporation	$200,760	25,900	Susquehanna Bancshares, Inc. *	647,241
3,600	Inland Real Estate Corporation *	67,284	3,200	Tanger Factory Outlet
800	iShares Cohen & Steers Realty			Centers, Inc. *	119,360
	Majors Index Fund	78,296	100	Taubman Centers, Inc.	4,690
1,600	iShares Dow Jones U.S. Real		16,830	Tortoise Energy Infrastructure
	Estate Index Fund	131,488		Corporation *	549,668
4,445	Kimco Realty Corporation	197,494	9,000	United Dominion Realty
900	LaSalle Hotel Properties	38,025		Trust, Inc. *	291,330
40,400	Lexington Corporate		6,800	U-Store-It Trust *	149,328
	Properties Trust *	860,520	5,000	Valley National Bancorp *	130,300
7,900	Liberty Property Trust	380,780	6,100	Ventas, Inc.	237,778
1,500	Macerich Company	120,525	6,600	Vornado Realty Trust	787,050
5,600	Mack-Cali Realty Corporation *	296,240	31,100	Washington Federal, Inc. *	722,764
3,600	Maguire Properties, Inc.	153,936	48,700	Washington Mutual, Inc. *	2,060,010
1,600	Mercury General Corporation *	82,832	1,700	Washington Real Estate
1,600	Mid-America Apartment			Investment Trust *	71,655
	Communities, Inc.	101,840	3,100	Weingarten Realty Investors *	144,150
21,700	National City Corporation *	808,325	7,100	WesBanco, Inc. *	232,525

4,223	National penn Bancshares, Inc. *	86,529		Total Financials	43,484,841

12,300	National Retail Properties, Inc. *	276,381
13,300	Nationwide Health Properties, Inc.	382,242	Health Care (2.2%)
8,800	New Plan Excel Realty Trust, Inc. *	253,440	13,600	Merck & Company, Inc.	617,712
45,500	North Fork Bancorporation, Inc.	1,300,390	6,000	Meridian Bioscience, Inc.	138,300
26,300	Old National Bancorp *	499,174	80,700	Pfizer, Inc.	2,150,655

4,900	Old Republic International			Total Health Care	2,906,667

	Corporation *	110,397
900	Park National Corporation *	91,251	Industrials (1.3%)
4,100	Pennsylvania Real Estate		4,800	Avery Dennison Corporation *	303,072
	Investment Trust *	176,710	12,800	Briggs & Stratton Corporation *	326,272
2,000	Plum Creek Timber Company, Inc.	71,880	13,200	General Electric Company	463,452
800	Post Properties, Inc.	39,184	16,800	Masco Corporation *	464,520
7,700	ProLogis Trust	487,179	4,700	McGrath Rentcorp *	126,900
902	Public Storage, Inc.	80,918	300	Quixote Corporation	5,517
2,800	Rayonier, Inc. REIT *	114,772	2,800	Tennant Company	77,420

12,800	Realty Income Corporation *	337,920		Total Industrials	1,767,153

2,500	Reckson Associates
	Realty Corporation *	110,300	Materials (1.5%)
700	Regency Centers Corporation	50,512	2,200	Bemis Company, Inc. *	73,964
18,100	Senior Housing Property Trust *	415,033	52,000	RPM International, Inc. *	995,800
10,300	Simon Property Group, Inc.	1,000,130	24,700	Sonoco Products Company *	876,356

6,500	Sky Financial Group, Inc.	162,825		Total Materials	1,946,120

600	SL Green Realty Corporation	72,630
2,800	Sovran Self Storage, Inc.	165,144
33,300	Spirit Finance Corporation	396,603
23,900	Sterling Bancorp *	465,572
2,000	Strategic Hotel Capital, Inc.	42,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Shares	Common Stock (51.7%)	Value	Shares	Preferred Stock (0.9%)	Value

Telecommunications Services (1.7%)			Energy (0.4%)
67,700	AT&T, Inc.	$2,318,723	10,000	Goldman Sachs Group, Inc.,
500	Unifi Communications, Inc.,		Convertible #		$296,620
	Stock Warrants # ΦФ	0	2,750	Lehman Brothers Holdings, Inc.,

	Total Telecommunications		Convertible #		165,578

	Services	2,318,723	Total Energy		462,198

Utilities (5.4%)			Financials (0.3%)
61,700	Atmos Energy Corporation	1,896,041	2,500	Goldman Sachs Group, Inc.,
11,500	Consolidated Edison, Inc. *	556,025	Convertible #¿		249,608
20,100	Otter Tail Corporation *	601,794	98	Sovereign Real Estate Investment
21,500	Peoples Energy Corporation	939,335	Corporation		137,200

43,200	Progress Energy, Inc. *	1,987,200	Total Financials		386,808

28,600	Vectren Corporation *	831,116
6,100	WPS Resources Corporation	324,581	Utilities (0.2%)

	Total Utilities	7,136,092	3,505	CenterPoint Energy, Inc.,

			Convertible		127,582

	Total Common Stock		720	NRG Energy, Inc., Convertible *	178,524

	(cost $65,694,173)	68,392,434	Total Utilities		306,106

			Total Preferred Stock
			(cost $1,171,522)		1,155,112

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (43.0%)		Rate	Date	Value

Asset-Backed Securities (4.0%)
$5,200,000	Dow Jones CDX *		8.375%	12/29/2011	$5,278,000

		Total Asset-Backed Securities			5,278,000

Basic Materials (3.8%)
180,000	Abitibi-Consolidated, Inc. *		8.550	8/1/2010	173,025
100,000	Abitibi-Consolidated, Inc.		7.750	6/15/2011	89,250
250,000	Ainsworth Lumber Company, Ltd. *∞		9.117	12/30/2006	198,750
120,000	AK Steel Corporation ±		7.750	6/15/2012	120,000
130,000	Appleton Papers, Inc.		8.125	6/15/2011	129,350
150,000	Appleton Papers, Inc.		9.750	6/15/2014	148,500
220,000	Arch Western Finance, LLC		6.750	7/1/2013	212,300
143,000	BCP Caylux Holdings Luxembourg SCA		9.625	6/15/2014	156,942
120,000	Buckeye Technologies, Inc.		8.000	10/15/2010	117,300
210,000	Chaparral Steel Company ∈		10.000	7/15/2013	235,200
220,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation *>		Zero Coupon	10/1/2009	182,050
190,000	Domtar, Inc.		7.125	8/1/2015	181,450
190,000	Drummond Company, Inc.		7.375	2/15/2016	181,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (43.0%)	Rate	Date	Value

Basic Materials — continued
$145,000	Equistar Chemicals, LP	10.625%	5/1/2011	$155,150
320,000	FMG Finance, Pty. Ltd. *	10.625	9/1/2016	315,200
120,000	Georgia-Pacific Corporation	8.125	5/15/2011	124,200
300,000	Graphic Packaging International Corporation *	9.500	8/15/2013	308,250
190,000	Huntsman International, LLC *	10.125	7/1/2009	192,850
220,000	Huntsman International, LLC Ω	7.875	11/13/2014	221,100
330,000	Ineos Group Holdings plc	8.500	2/15/2016	317,625
100,000	Jefferson Smurfit Corporation	8.250	10/1/2012	97,000
200,000	Lyondell Chemical Company	10.500	6/1/2013	220,000
260,000	Lyondell Chemical Company	8.250	9/15/2016	267,800
200,000	MacDermid, Inc.	9.125	7/15/2011	209,000
80,000	Novelis, Inc.	8.250	2/15/2015	76,400
140,000	PNA Group, Inc.	10.750	9/1/2016	144,200
220,000	Ryerson, Inc.	8.250	12/15/2011	218,900

	Total Basic Materials			4,993,242

Capital Goods (4.7%)
80,000	Ahern Rentals, Inc. ±	9.250	8/15/2013	82,200
340,000	Allied Waste North America, Inc.	7.875	4/15/2013	349,350
490,000	Amsted Industries, Inc.	10.250	10/15/2011	526,750
100,000	Ashtead Capital, Inc.	9.000	8/15/2016	105,250
190,000	Ball Corporation	6.625	3/15/2018	186,438
210,000	Berry Plastics Holding Corporation	8.875	9/15/2014	212,100
150,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	157,500
150,000	Browning-Ferris Industries, Inc.	7.400	9/15/2035	138,000
290,000	Builders Firstsource, Inc. ∞	9.655	11/15/2006	284,925
210,000	Case New Holland, Inc.	9.250	8/1/2011	222,862
220,000	Consolidated Container Company, LLC *>	Zero Coupon	6/15/2007	215,600
170,000	Covalence Specialty Materials Corporation	10.250	3/1/2016	164,050
150,000	Crown Americas, Inc.	7.625	11/15/2013	153,750
150,000	Crown Americas, Inc.	7.750	11/15/2015	153,938
520,000	Da-Lite Screen Company, Inc. ∈	9.500	5/15/2011	548,600
230,000	DRS Technologies, Inc.	7.625	2/1/2018	235,175
610,000	Fastentech, Inc.	11.500	5/1/2011	631,350
130,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	130,325
350,000	Invensys plc *	9.875	3/15/2011	381,500
60,000	K&F Acquisition, Inc. *	7.750	11/15/2014	60,750
49,000	Mueller Group, Inc.	10.000	5/1/2012	53,410
143,000	Mueller Holdings, Inc. >	Zero Coupon	4/15/2009	125,840
100,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	103,000
320,000	Owens-Illinois, Inc. *	7.500	5/15/2010	324,800
260,000	Plastipak Holdings, Inc.	8.500	12/15/2015	269,100
120,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	124,200
40,000	RBS Global, Inc./Rexnord Corporation	11.750	8/1/2016	41,600
120,000	United Rentals North America, Inc.	6.500	2/15/2012	117,000
100,000	United Rentals North America, Inc. *	7.000	2/15/2014	95,750

	Total Capital Goods			6,195,113

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (43.0%)	Rate	Date	Value

Communications Services (7.1%)
$150,000	American Cellular Corporation ±	10.000%	8/1/2011	$157,500
660,000	American Tower Corporation ∈	7.125	10/15/2012	673,200
380,000	American Towers, Inc. ∈	7.250	12/1/2011	390,450
150,000	Cablevision Systems Corporation	8.000	4/15/2012	145,688
669,788	CCH I, LLC	11.000	10/1/2015	645,508
180,000	Centennial Communications Corporation *	8.125	2/1/2014	180,225
170,000	Charter Communications Holdings, LLC	8.750	11/15/2013	172,975
175,000	Charter Communications Operating, LLC *	8.000	4/30/2012	178,500
240,000	Citizens Communications Company	9.250	5/15/2011	266,100
160,000	Cricket Communications, Inc. *	9.375	11/1/2014	163,200
99,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	107,539
240,000	Dobson Cellular Systems *	9.875	11/1/2012	259,200
150,000	Houghton Mifflin Company	8.250	2/1/2011	154,500
240,000	Insight Midwest, LP/Insight Capital, Inc. *	10.500	11/1/2010	248,400
90,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	96,075
510,000	Intelsat Bermuda, Ltd.	11.250	6/15/2016	555,262
280,000	Intelsat Intermediate, Inc. *>	Zero Coupon	2/1/2010	212,100
200,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	207,500
240,000	Kabel Deutschland GmbH	10.625	7/1/2014	259,500
120,000	Lamar Media Corporation	6.625	8/15/2015	115,500
190,000	Mediacom Broadband, LLC *	8.500	10/15/2015	189,762
170,000	MetroPCS Wireless, Inc. Ω	9.250	11/1/2014	171,488
220,000	Morris Publishing Group, LLC	7.000	8/1/2013	209,275
210,000	NTL Cable plc	9.125	8/15/2016	220,762
190,000	PRIMEDIA, Inc. ∞	10.780	11/15/2006	196,650
110,000	Qwest Communications International, Inc. ∞	8.905	11/15/2006	111,788
280,000	Qwest Communications International, Inc.	7.250	2/15/2011	284,200
90,000	Qwest Communications International, Inc.	7.500	2/15/2014	91,800
40,000	Qwest Corporation ∞	8.640	12/15/2006	43,100
360,000	Qwest Corporation	7.875	9/1/2011	381,150
70,000	Qwest Corporation	7.625	6/15/2015	73,675
280,000	R.H. Donnelley Corporation	6.875	1/15/2013	263,550
420,000	R.H. Donnelley Corporation	6.875	1/15/2013	395,325
160,000	R.H. Donnelley Corporation	8.875	1/15/2016	165,000
205,000	Rogers Wireless Communications, Inc. *	7.500	3/15/2015	218,838
120,000	Rural Cellular Corporation *	9.750	1/15/2010	121,500
120,000	Rural Cellular Corporation *	9.875	2/1/2010	126,000
280,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	295,400
175,000	UbiquiTel Operating Company	9.875	3/1/2011	189,438
200,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	213,250
290,000	Videotron Ltee *	6.875	1/15/2014	287,825

	Total Communications Services			9,438,698

Consumer Cyclical (7.8%)
330,000	Allied Security Escrow Corporation	11.375	7/15/2011	331,650
270,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	274,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (43.0%)	Rate	Date	Value

Consumer Cyclical — continued
$180,000	Beazer Homes USA, Inc.	8.625%	5/15/2011	$183,600
350,000	Bon-Ton Stores, Inc. *	10.250	3/15/2014	354,812
190,000	Buffets, Inc.	12.500	11/1/2014	190,950
490,000	Buhrmann U.S., Inc. ∈	7.875	3/1/2015	465,500
130,000	Circus & Eldorado Joint Venture/Silver
	Legacy Capital Corporation	10.125	3/1/2012	136,500
360,000	Dollarama Group, LP *	8.875	8/15/2012	371,700
230,000	Ford Motor Credit Company ∞	9.824	1/16/2007	239,885
80,000	Ford Motor Credit Company	9.750	9/15/2010	82,497
170,000	Ford Motor Credit Company	7.000	10/1/2013	158,036
310,000	Gaylord Entertainment Company ∈	6.750	11/15/2014	296,825
860,000	General Motors Acceptance Corporation ∈	6.875	9/15/2011	865,903
310,000	General Motors Corporation	8.250	7/15/2023	275,125
340,000	Group 1 Automotive, Inc.	8.250	8/15/2013	349,775
170,000	Harrah’s Operating Company, Inc.	6.500	6/1/2016	149,629
820,000	IAAI Finance Corporation	11.000	4/1/2013	824,100
220,000	Jean Coutu Group (PJC), Inc.	7.625	8/1/2012	231,000
150,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	145,500
160,000	KB Home *	6.250	6/15/2015	150,272
130,000	Majestic Star Casino, LLC	9.500	10/15/2010	131,300
280,000	MGM MIRAGE *	5.875	2/27/2014	256,550
295,000	Morgan Stanley, Convertible ¿	16.500	1/18/2007	296,593
330,000	NCL Corporation	10.625	7/15/2014	321,750
260,000	Poster Financial Group, Inc.	8.750	12/1/2011	271,050
900,000	Rent-Way, Inc.	11.875	6/15/2010	1,052,924
270,000	Station Casinos, Inc. *	6.875	3/1/2016	247,725
115,000	TRW Automotive, Inc.	9.375	2/15/2013	123,194
360,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	371,700
180,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	183,150
242,000	Universal City Florida Holding Company I/II ∞	10.239	11/1/2006	248,958
180,000	VICORP Restaurants, Inc.	10.500	4/15/2011	171,900
210,000	Warnaco, Inc.	8.875	6/15/2013	219,450
120,000	West Corporation	9.500	10/15/2014	119,700
323,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	247,095

	Total Consumer Cyclical			10,341,023

Consumer Non-Cyclical (2.6%)
110,000	DaVita, Inc.	7.250	3/15/2015	109,450
130,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	127,725
120,000	Elan Finance plc/Elan Finance Corporation ∞	9.405	11/15/2006	121,050
170,000	Fisher Scientific International, Inc.	6.125	7/1/2015	168,725
180,000	HCA, Inc.	6.950	5/1/2012	159,075
240,000	IASIS Healthcare, LLC (IASIS Capital Corporation) *	8.750	6/15/2014	231,900
315,000	Jostens Holding Corporation *>	Zero Coupon	10/1/2008	266,175
230,000	Michael Foods, Inc.	8.000	11/15/2013	237,475
210,000	Multiplan, Inc.	10.375	4/15/2016	210,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (43.0%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$150,000	Smithfield Foods, Inc.	8.000%	10/15/2009	$156,938
160,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	161,200
170,000	Supervalu, Inc.	7.500	11/15/2014	172,919
260,000	Triad Hospitals, Inc.	7.000	5/15/2012	258,050
180,000	Triad Hospitals, Inc.	7.000	11/15/2013	175,050
230,000	US Oncology Holdings, Inc. ∞	10.675	3/15/2007	235,175
120,000	US Oncology, Inc.	9.000	8/15/2012	124,350
220,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	212,850
250,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	249,375
85,000	Warner Chilcott Corporation	8.750	2/1/2015	87,762

	Total Consumer Non-Cyclical			3,465,244

Energy (1.5%)
110,000	Chesapeake Energy Corporation *	6.375	6/15/2015	106,150
200,000	Chesapeake Energy Corporation ∈	6.250	1/15/2018	189,500
220,000	Denbury Resources, Inc.	7.500	12/15/2015	220,000
170,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	158,312
650,000	Ocean Rig Norway AS	8.375	7/1/2013	684,938
90,000	Pioneer Natural Resources Company *	5.875	7/15/2016	83,736
210,000	Western Oil Sands, Inc.	8.375	5/1/2012	225,750
280,000	Whiting Petroleum Corporation *	7.250	5/1/2012	277,200
60,000	Whiting Petroleum Corporation	7.250	5/1/2013	59,250

	Total Energy			2,004,836

Financials (2.9%)
130,000	ACE Cash Express, Inc. ±	10.250	10/1/2014	130,650
400,000	FTI Consulting, Inc.	7.625	6/15/2013	409,000
580,000	J.P. Morgan Chase Capital XX	6.550	9/29/2036	600,541
580,000	Lincoln National Corporation *	7.000	5/17/2016	610,542
580,000	Rabobank Capital Funding Trust	5.254	10/21/2016	563,177
580,000	RBS Capital Trust I	5.512	9/30/2014	570,643
250,000	Residential Capital Corporation ∞	7.204	1/17/2007	250,560
580,000	Wachovia Capital Trust III	5.800	3/15/2011	585,108
100,000	Wells Fargo & Company, Convertible ∞	5.239	11/1/2006	100,780

	Total Financials			3,821,001

Technology (1.7%)
180,000	Avago Technologies Finance Pte ∞	10.900	12/1/2006	188,100
110,000	Electronic Data Systems Corporation, Convertible	3.875	7/15/2023	112,475
120,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	126,000
120,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	128,700
117,000	Intel Corporation, Convertible	2.950	12/15/2035	106,178
230,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Company ∞	8.640	12/15/2006	197,800
110,000	NXP BV/NXP Funding, LLC ∞	8.124	1/15/2007	110,962
320,000	Seagate Technology HDD Holdings	6.800	10/1/2016	316,000
130,000	SunGard Data Systems, Inc.	9.125	8/15/2013	134,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (43.0%)	Rate	Date	Value

Technology — continued
$130,000	SunGard Data Systems, Inc. *	10.250%	8/15/2015	$136,175
280,000	UGS Corporation	10.000	6/1/2012	302,400
150,000	Unisys Corporation	6.875	3/15/2010	144,375
190,000	Xerox Corporation	7.625	6/15/2013	198,550

	Total Technology			2,202,590

Transportation (1.4%)
220,000	CHC Helicopter Corporation	7.375	5/1/2014	210,100
240,000	Delta Air Lines, Inc. ∈√	7.111	9/18/2011	240,600
80,000	Hertz Corporation	8.875	1/1/2014	83,600
140,000	Hertz Corporation	10.500	1/1/2016	153,650
214,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	193,135
410,000	Horizon Lines, LLC ∈	9.000	11/1/2012	428,450
556,931	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	554,147

	Total Transportation			1,863,682

U.S. Government (1.2%)
1,622,475	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	1,580,391

	Total U.S. Government			1,580,391

Utilities (4.3%)
105,000	AES Corporation ∈	8.875	2/15/2011	112,875
240,000	AES Corporation ∈	8.750	5/15/2013	257,700
260,000	AmeriGas Partners, LP	7.250	5/20/2015	259,350
210,000	Calpine Generating Company, LLC ∞√	11.073	11/1/2006	221,025
190,000	Calpine Generating Company, LLC ∞√	14.370	4/1/2007	202,825
490,000	Colorado Interstate Gas Company ∈	6.800	11/15/2015	497,970
100,000	Consumers Energy Company	6.300	2/1/2012	99,250
150,000	Dynegy Holdings, Inc.	6.875	4/1/2011	147,750
170,000	Dynegy Holdings, Inc. *	8.375	5/1/2016	174,675
170,000	Edison Mission Energy	7.500	6/15/2013	174,675
180,000	Edison Mission Energy	7.750	6/15/2016	185,850
290,000	Energy Transfer Partners, LP *	6.625	10/15/2036	297,863
590,000	Enterprise Products Operating, LP ∈	8.375	8/1/2016	634,081
140,000	Midwest Generation, LLC	8.750	5/1/2034	151,375
100,000	Mirant North America, LLC	7.375	12/31/2013	101,125
260,000	Mission Energy Holding Company	13.500	7/15/2008	289,900
460,000	NRG Energy, Inc.	7.375	2/1/2016	465,175
170,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	171,912
200,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	6.250	9/15/2015	196,750
145,000	Reliant Energy Resources Corporation	6.750	12/15/2014	138,294
210,000	SemGroup, LP	8.750	11/15/2015	211,575
230,000	Southern Natural Gas Company	7.350	2/15/2031	241,517
410,000	Williams Companies, Inc.	8.750	3/15/2032	455,100

	Total Utilities			5,688,612

	Total Long-Term Fixed Income (cost $56,475,619)			56,872,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

Diversified Income Plus Fund Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.5%)		Rate (+)	Date	Value

33,647,182	Thrivent Financial Securities Lending Trust		5.300%	N/A	$33,647,182

	Total Collateral Held for Securities Loaned
	(cost $33,647,182)				33,647,182

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (3.9%)		Rate (+)	Date	Value

$100,000	Federal National Mortgage Association ∈		5.200%	2/7/2007	$98,617
2,420,000	IBRD Discount Note		5.000	11/1/2006	2,420,000
2,618,010	Thrivent Money Market Fund		4.600	N/A	2,618,010

	Total Short-Term Investments (cost $5,136,608)				5,136,627

	Total Investments (cost $162,125,104) 125.0%				$165,203,787

	Other Assets and Liabilities, Net (25.0%)				(33,015,924)

	Total Net Assets 100.0%				$132,187,863

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

10-Yr. U.S. Treasury Bond Futures	(28)	December 2006	($3,008,353)	($3,030,125)	($21,772)
S&P 500 Index Mini-Futures	17	December 2006	$1,169,709	$1,175,720	$6,011

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

∞ Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Ω  Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

∈ At October 31, 2006, $356,317 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $6,433,138 of investments were earmarked as collateral to cover open financial futures contracts.

Φ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Thrivent Diversified Income Plus Fund owned as of October 31, 2006.

	Acquisition
Security	Date	Cost

Unifi Communications, Inc., Stock Warrants	2/14/1997	$6,525

√ In bankruptcy.

¿  These securities are Equity-Linked Structured Securities as discussed in item 2(P) of the Notes to Financial Statements.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,935,729
Gross unrealized depreciation	(1,230,178)

Net unrealized appreciation (depreciation)	$2,705,551
Cost for federal income tax purposes	$162,498,236

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Alabama (0.1%)
$1,000,000	Alabama 21st Century Authority Tobacco Settlement
	Revenue Bonds	5.750%	12/1/2020	$1,053,140

	Total Alabama			1,053,140

Alaska (0.7%)
3,155,000	Alaska Energy Authority Power Revenue Refunding Bonds
	(Bradley Lake) (Series 5) (FSA Insured)	5.000	7/1/2021	3,256,465
2,000,000	Northern Tobacco Securitization Corporation Tobacco
	Settlement Asset Backed Revenue Bonds (Series A)	5.000	6/1/2032	2,015,000
2,870,000	Northern Tobacco Securitization Corporation, Alaska
	Tobacco Settlement Revenue Bonds ÷	6.200	6/1/2022	3,056,234

	Total Alaska			8,327,699

Arizona (0.7%)
975,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2011	1,029,580
1,020,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2012	1,081,496
1,000,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2017	1,069,480
1,200,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2018	1,256,664
500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds (Midwestern University) (Series A)	5.750	5/15/2021	544,025
2,000,000	Phoenix, Arizona Industrial Development Authority
	Government Office Lease Revenue Bonds
	(Capital Mall Project) (AMBAC Insured) ÷	5.375	9/15/2020	2,128,480
15,000	Phoenix, Arizona Industrial Development Authority
	Single Family Mortgage Revenue Bonds (Series 1A)
	(GNMA/FNMA/FHLMC Insured)	5.875	6/1/2016	15,013
1,285,000	Pima County, Arizona Industrial Development Authority
	Multifamily Bonds (La Hacienda Project)
	(GNMA/FHA Insured) ÷	7.000	12/20/2031	1,392,118
500,000	Yavapai County, Arizona Hospital Revenue Bonds
	(Yavapai Regional Medical Center) (Series A)	6.000	8/1/2033	540,755

	Total Arizona			9,057,611

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Arkansas (1.0%)
$460,000	Arkansas Housing Development Agency Single Family
	Mortgage Revenue Bonds (FHA Insured) ÷	8.375%	7/1/2010	$501,635
2,400,000	Arkansas State Community Water System Public Water
	Authority Revenue Bonds (Series B) (MBIA Insured)	5.000	10/1/2023	2,514,840
5,000,000	Arkansas State Development Finance Authority Revenue
	Bonds (Series B) (FSA insured)	5.000	11/1/2025	5,366,800
3,000,000	Jonesboro, Arkansas Residential Housing and Health
	Care Facilities Revenue Bonds (St. Bernards Regional
	Medical Center) (AMBAC Insured)	5.800	7/1/2011	3,063,420
875,000	Pope County, Arkansas Pollution Control Revenue Bonds
	(Arkansas Power and Light Company Project) (FSA Insured)	6.300	12/1/2016	875,752

	Total Arkansas			12,322,447

California (10.0%)
3,950,000	Anaheim, California Public Financing Authority Lease
	Revenue Bonds (Public Improvements Project) (Series A)
	(FSA Insured)	6.000	9/1/2024	4,791,903
5,000,000	California Infrastructure & Economic Bank Revenue
	Bonds (Bay Area Toll Bridges) (1st Lien-A) ÷	5.000	7/1/2025	5,702,550
95,000	California Rural Home Mortgage Finance Authority
	Single Family Mortgage Revenue Bonds (Series D)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.100	6/1/2031	98,863
2,000,000	California State General Obligation Bonds
	(AMBAC Insured)	6.300	9/1/2010	2,198,120
3,000,000	California State Public Works Board Lease Revenue
	Bonds (Department of Corrections State Prison)	7.400	9/1/2010	3,397,140
4,000,000	California State Public Works Board Lease Revenue
	Bonds (UCLA Replacement Hospital) (Series A)
	(FSA Insured)	5.375	10/1/2015	4,390,520
2,000,000	California State Revenue General Obligation Bonds	5.250	11/1/2021	2,160,080
10,000,000	California State Revenue General Obligation Bonds	5.250	4/1/2029	10,721,600
1,000,000	California State Unrefunded Balance General
	Obligation Bonds	5.250	12/1/2019	1,058,920
300,000	California State Unrefunded General Obligation Bonds
	(MBIA Insured)	6.000	8/1/2016	301,830
2,000,000	California State Veterans General Obligation
	Revenue Bonds (FGIC) (Series AT)	9.500	2/1/2010	2,344,020
4,030,000	Contra Costa County, California Home Mortgage
	Revenue Bonds (GNMA Insured) (Escrowed to Maturity) ÷	7.500	5/1/2014	4,982,692
5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.050	1/1/2009	5,374,700
5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.100	1/1/2011	5,634,800
6,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.150	1/1/2013	6,770,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

California — continued
$7,145,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.150%	1/1/2014	$8,062,704
420,000	Golden West Schools Financing Authority, California
	Revenue Bonds (Series A) (MBIA Insured)	5.800	2/1/2022	508,859
3,000,000	Los Angeles, California Unified School District
	Revenue Bonds	5.000	7/1/2023	3,238,290
5,000,000	Pittsburg, California Redevelopment Agency Tax
	Allocation Bonds (Los Medanos Community
	Development Project) (AMBAC Insured)	Zero Coupon	8/1/2024	2,297,750
4,140,000	Pomona, California Single Family Mortgage
	Revenue Bonds (Series A) (GNMA/FNMA Insured) ÷	7.600	5/1/2023	5,332,693
10,000,000	Sacramento County, California Sanitary District
	Authority Revenue Bonds	5.000	12/1/2036	10,657,700
1,480,000	San Bernardino County, California Single Family
	Mortgage Revenue Bonds (Series A) (GNMA Insured) ÷	7.500	5/1/2023	1,889,427
10,000,000	San Diego Community College District (FSA guaranteed)	5.000	5/1/2030	10,619,400
1,500,000	San Francisco, California Bay Area Rapid Transit District
	Sales Tax Revenue Bonds (AMBAC Insured)	6.750	7/1/2010	1,672,620
15,000,000	San Joaquin Hills Transportation Corridor Agency,
	California Toll Road Revenue Bonds ÷	7.650	1/1/2013	16,007,250
2,760,000	San Jose, California Redevelopment Agency Tax
	Allocation Bonds (Series A) (MBIA Insured)	5.000	8/1/2025	2,932,472

	Total California			123,147,543

Colorado (5.9%)
2,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Bromley East Project) (Series A) ÷	7.250	9/15/2030	2,320,200
570,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2021	588,126
1,280,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2030	1,315,110
2,825,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Classical Academy) ÷	7.250	12/1/2030	3,309,516
660,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Pinnacle Charter School Project) ÷	5.250	12/1/2011	682,090
1,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	5.750	6/1/2016	1,090,840
750,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.125	6/1/2021	829,912
6,250,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.250	6/1/2031	6,948,625
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Evangelical Lutheran Good Samaritan) ÷	6.250	12/1/2010	1,079,940
5,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Evangelical Lutheran Good Samaritan) ÷	6.800	12/1/2020	5,645,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Colorado — continued
$1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.500%	9/1/2020	$1,099,030
500,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.600	9/1/2025	549,390
160,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-2) (Subject to ‘AMT’)	7.450	10/1/2016	161,440
100,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-3)	7.250	4/1/2010	100,999
585,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series B-3)	6.700	8/1/2017	603,153
70,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series C-3) (FHA/VA Insured)	7.150	10/1/2030	71,492
55,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series A-3)	7.000	11/1/2016	55,732
770,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series D-2) (Subject to ‘AMT’)	6.350	11/1/2029	814,044
70,000	Colorado Water Resources and Power Development
	Authority Clean Water Revenue Unrefunded Bonds
	(Series A) (FSA Insured)	6.250	9/1/2013	70,580
3,525,000	Colorado Water Resources and Power Development
	Authority Small Water Resources Revenue Bonds
	(Series A) (FGIC Insured)	5.250	11/1/2021	3,792,794
5,000,000	Denver, Colorado City and County Airport Revenue
	Bonds (Series A)	5.000	11/15/2022	5,352,400
6,000,000	Denver, Colorado City and County Bonds	5.600	10/1/2029	6,707,640
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)	5.250	12/1/2010	205,900
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)	5.250	12/1/2011	206,368
2,000,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A) (ACA/CBI Insured)	6.250	12/1/2016	2,169,480
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	6/1/2007	1,851,217
1,890,000	Goldsmith, Colorado Metropolitan District
	Capital Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	6/1/2008	1,785,426
1,885,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	12/1/2008	1,748,884
10,000,000	Jefferson County Colorado School District
	(FSA Guaranteed)	5.000	12/15/2016	10,957,300
3,000,000	Larimer County, Colorado School District #R1
	Poudre Valley (MBIA/IBC Insured)	7.000	12/15/2016	3,794,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Colorado — continued
$4,000,000	Northwest Parkway Public Highway Authority, Colorado
	Capital Appreciation Revenue Bonds (Series C)
	(AMBAC Insured) >	Zero Coupon	6/15/2011	$3,598,720
3,500,000	Regional Transportation District, Colorado,
	Sales Tax Revenue Bonds (Series B) (AMBAC Insured) ÷	5.500%	11/1/2021	3,863,615

	Total Colorado			73,369,343

Connecticut (0.5%)
2,000,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University) (Series W)	5.125	7/1/2027	2,071,500
4,000,000	Connecticut State Special Tax Obligation Revenue
	Bonds (Transportation Infrastructure) (Series B)	6.500	10/1/2010	4,411,840

	Total Connecticut			6,483,340

District of Columbia (0.6%)
7,185,000	District of Columbia Tobacco Settlement Financing
	Corporation Revenue Bonds	6.250	5/15/2024	7,696,213

	Total District of Columbia			7,696,213

Florida (1.3%)
428,000	Brevard County, Florida Housing Finance Authority
	Homeowner Mortgage Revenue Bonds (Series B)
	(GNMA Insured)	6.500	9/1/2022	440,515
1,040,000	Clay County, Florida Housing Finance Authority
	Single Family Mortgage Revenue Bonds
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	6.000	4/1/2029	1,076,119
400,000	Dade County, Florida Industrial Development
	Authority Exempt Facilities Revenue Bonds
	(Florida Power & Light Company) ∞	3.650	11/1/2006	400,000
620,000	Florida State Board of Education Capital Outlay
	Unrefunded General Obligation Bonds (MBIA Insured)	9.125	6/1/2014	761,596
1,520,000	Florida State Revenue Bonds (Jacksonville Transportation)	5.000	7/1/2019	1,547,147
2,000,000	Highlands County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
	(Series A) ÷	6.000	11/15/2031	2,237,820
1,500,000	Jacksonville, Florida Health Facilities Authority Revenue
	Bonds (Series C) ÷	5.750	8/15/2015	1,596,945
1,145,000	Leon County, Florida Educational Facilities Authority
	Certificates of Participation ÷	8.500	9/1/2017	1,603,996
85,000	Manatee County, Florida Housing Finance Authority Single
	Family Mortgage Revenue Bonds (Series 1) (GNMA/FNMA/
	FHLMC Insured) (Subject to ‘AMT’)	7.200	5/1/2028	90,662
1,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health Systems) ÷	5.850	11/15/2010	1,084,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Florida — continued
$2,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Orlando Regional Healthcare System)
	(Series A) (MBIA Insured)	6.250%	10/1/2018	$2,406,880
345,000	Orange County, Florida Housing Finance Authority
	Homeowner Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900	9/1/2028	346,508
2,500,000	Orlando, Florida Utilities Community Water &
	Electric Revenue Bonds ~	5.250	10/1/2019	2,687,525
105,000	Palm Beach County, Florida Housing Finance Authority
	Single Family Homeowner Revenue Bonds (Series A-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900	10/1/2027	105,476

	Total Florida			16,385,729

Georgia (3.0%)
6,900,000	Bibb County, Georgia Authority Environmental
	Improvement Revenue Bonds	4.850	12/1/2009	6,980,247
2,000,000	Brunswick, Georgia Water and Sewer Revenue Refunding
	Bonds (MBIA Insured)	6.000	10/1/2011	2,121,660
1,500,000	Brunswick, Georgia Water and Sewer Revenue Refunding
	Bonds (MBIA Insured)	6.100	10/1/2019	1,790,205
1,560,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (C/O Memorial Medical Center)	5.750	1/1/2029	1,698,044
1,000,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (Memorial Health University Medical Center)	6.125	1/1/2024	1,087,570
5,000,000	Cherokee County, Georgia Water and Sewer Authority
	Revenue Refunding Bonds (MBIA Insured)	5.500	8/1/2018	5,684,550
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2009	1,062,010
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2010	1,087,500
2,000,000	Georgia State General Obligation Bonds (Series B)	5.650	3/1/2012	2,206,220
3,500,000	Georgia State General Obligation Bonds (Series D)	5.000	8/1/2012	3,767,085
2,500,000	Milledgeville-Balswin County, Georgia Development
	Authority Revenue Bonds	5.500	9/1/2024	2,681,500
5,000,000	Rockdale County, Georgia Water and Sewer Authority
	Revenue Bonds (Series A) (MBIA Insured) ~	5.500	7/1/2025	5,341,350
1,500,000	Savannah, Georgia Economic Development Authority
	Student Housing Revenue Bonds (State University Project)
	(Series A) (ACA Insured)	6.750	11/15/2020	1,663,530

	Total Georgia			37,171,471

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Hawaii (2.2%)
$7,330,000	Hawaii State Highway Revenue Bonds	5.500%	7/1/2018	$8,472,234
5,000,000	Honolulu, Hawaii City & County Board of Water Supply
	Water System Revenue Bonds (Series A)	5.000	7/1/2036	5,290,250
10,000,000	Honolulu, Hawaii City & County Revenue Bonds (Series A)
	(FSA Insured)	5.250	3/1/2027	10,703,700
2,555,000	Honolulu, Hawaii City & County Revenue Bonds
	(Unrefunded Balance) (Series A) (FGIC Insured)	6.250	4/1/2014	2,977,444

	Total Hawaii			27,443,628

Idaho (0.4%)
1,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2007	985,220
3,115,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2010	2,729,550
2,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2011	1,685,240

	Total Idaho			5,400,010

Illinois (9.2%)
2,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.250	7/1/2012	2,056,300
1,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.375	7/1/2015	1,027,960
10,000,000	Chicago, Illinois Capital Appreciation City Colleges
	General Obligation Bonds (FGIC Insured)	Zero Coupon	1/1/2024	4,778,300
3,000,000	Chicago, Illinois Lakefront Millennium Project
	General Obligation Bonds (MBIA Insured)	5.750	1/1/2029	3,288,420
2,500,000	Chicago, Illinois O’hare International Airport Revenue
	Bonds (Series A) (FGIC Insured)	5.000	1/1/2033	2,646,750
20,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series A) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.250	9/1/2028	20,040
235,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.050	10/1/2030	239,902
155,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.000	3/1/2032	157,708
7,200,000	Chicago, Illinois Tax Increment Capital Appreciation
	Tax Allocation Bonds (Series A) (ACA Insured)	Zero Coupon	11/15/2014	4,918,680
1,000,000	Cook County, Illinois Community Consolidated
	School District #15 Palatine Capital Appreciation
	General Obligation Bonds (FGIC Insured) ÷	Zero Coupon	12/1/2014	729,660
2,500,000	Cook County, Illinois General Obligation Bonds
	(Series A) (MBIA Insured)	6.250	11/15/2011	2,800,025
The accompanying Notes to Financial Statements are an integral part of this schedule.

178

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Illinois — continued
$1,250,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500%	12/1/2011	$1,524,088
1,565,000	Cook County, Illinois School District #99 Cicero General
	Obligation Bonds (FGIC Insured)	8.500	12/1/2014	2,068,586
1,815,000	Cook County, Illinois School District #99 Cicero General
	Obligation Bonds (FGIC Insured)	8.500	12/1/2016	2,505,154
1,000,000	Du Page County, Illinois General Obligation Bonds
	(Stormwater Project)	5.600	1/1/2021	1,139,420
1,710,000	Du Page, Cook & Will Counties, Illinois Community
	College District Number 502	5.000	1/1/2017	1,822,655
1,000,000	Illinois Development Finance Authority Revenue Bonds
	(Midwestern University) (Series B)	6.000	5/15/2021	1,094,430
1,000,000	Illinois Development Finance Authority Revenue Bonds
	(Midwestern University) (Series B)	6.000	5/15/2026	1,091,380
4,900,000	Illinois Educational Facilities Authority Revenue Bonds
	(Northwestern University) ÷	5.250	11/1/2032	5,374,418
1,000,000	Illinois Educational Facilities Authority Student Housing
	Revenue Bonds (University Center Project) ÷	6.625	5/1/2017	1,154,560
1,600,000	Illinois Health Facilities Authority Revenue Bonds
	(Bethesda Home and Retirement) (Series A)	6.250	9/1/2014	1,681,024
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Centegra Health Systems)	5.250	9/1/2018	2,040,460
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Lutheran General Health Care Facilities) (FSA Insured)	6.000	4/1/2018	2,311,380
2,500,000	Illinois Health Facilities Authority Revenue Bonds
	(Passavant Memorial Area Hospital Association)	6.000	10/1/2024	2,703,500
1,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Riverside Health System) ÷	6.850	11/15/2029	1,130,450
4,180,000	Illinois Health Facilities Authority Revenue Bonds
	(Rush-Presbyterian-St. Lukes) (Series A) (MBIA Insured)	5.250	11/15/2014	4,332,863
3,980,000	Illinois Health Facilities Authority Revenue Bonds
	(Swedish American Hospital) ÷	6.875	11/15/2030	4,401,402
4,655,000	Illinois Health Facilities Authority Revenue Bonds
	(Thorek Hospital and Medical Center)	5.250	8/15/2018	4,774,866
2,120,000	Illinois Health Facilities Authority Unrefunded Revenue
	Bonds (Series B) (MBIA/IBC Insured)	5.250	8/15/2018	2,187,013
7,900,000	Illinois State Sales Tax Revenue Bonds (Second Series)	5.750	6/15/2018	9,278,708
3,065,000	Illinois State Sales Tax Revenue Bonds (Series L)	7.450	6/15/2012	3,644,622
3,035,000	McHenry County, Illinois Community High School
	District #157 General Obligation Bonds (FSA Insured)	9.000	12/1/2017	4,416,411
4,000,000	McLean County, Illinois Bloomington — Normal Airport
	Central Illinois Regional Authority Revenue Bonds
	(Subject to ‘AMT’)	6.050	12/15/2019	4,208,640
1,410,000	Metropolitan Pier and Exposition Authority, Illinois State
	Tax Revenue Bonds (McCormick Place Exposition Project)
	(FGIC Insured)	5.250	12/15/2028	1,470,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Illinois — continued
$1,115,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (Series A) ÷	5.500%	6/15/2015	$1,264,522
885,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured)	5.500	6/15/2015	1,000,882
17,505,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured)	Zero Coupon	6/15/2020	9,886,474
3,100,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	6/15/2024	1,457,527
2,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	12/15/2024	920,420
7,000,000	Metropolitan Pier and Exposition Authority,
	Illinois State Tax Revenue Bonds (McCormick
	Place Exposition Project) (Series B)
	(MBIA Insured) >	Zero Coupon	6/15/2012	5,886,230
3,000,000	Regional Transportation Authority, Illinois
	Revenue Bonds (Series A) (FGIC Insured)	6.700	11/1/2021	3,709,620

	Total Illinois			113,145,643

Indiana (0.9%)
700,000	Ball State University, Indiana University Student Fee
	Revenue Bonds (Series K) (FGIC Insured)	5.750	7/1/2020	760,991
1,250,000	East Chicago, Indiana Elementary School Building
	Corporation Revenue Bonds	6.250	1/5/2016	1,398,250
175,000	Indiana State Housing Authority Single Family Mortgage
	Revenue Bonds (Series C-2) (GNMA Insured)	5.250	7/1/2017	178,495
250,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A)	6.800	12/1/2016	293,635
570,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (AMBAC Insured) ÷	5.750	6/1/2012	623,038
985,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (MBIA/IBC Insured) ÷	7.250	6/1/2015	1,100,087
3,565,000	Indiana Transportation Finance Authority Highway
	Unrefunded Revenue Bonds (Series A) (MBIA/IBC Insured)	7.250	6/1/2015	4,242,956
2,120,000	Purdue University, Indiana Revenue Bonds (Student Fees)
	(Series L)	5.000	7/1/2020	2,224,919

	Total Indiana			10,822,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

Municipal Bond Fund

Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Iowa (1.0%)
$2,085,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000%	6/1/2011	$2,142,379
3,125,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2021	3,214,906
4,500,000	Iowa Finance Authority Health Care Facilities Revenue
	Bonds (Genesis Medical Center)	6.250	7/1/2025	4,855,680
2,000,000	Iowa Finance Authority Single Family Revenue Bonds
	(Series E)	5.000	1/1/2037	2,046,160

	Total Iowa			12,259,125

Kansas (1.1%)
1,255,000	Kansas City, Kansas Utility System Capital
	Appreciation Revenue Bonds (AMBAC Insured) ÷	Zero Coupon	3/1/2007	1,240,568
920,000	Kansas City, Kansas Utility System Capital
	Appreciation Unrefunded Revenue Bonds
	(AMBAC Insured)	Zero Coupon	3/1/2007	909,245
1,000,000	Kansas State Development Finance Authority Health
	Facilities Revenue Bonds (Stormont Vail Healthcare)
	(Series K)	5.375	11/15/2024	1,065,860
2,000,000	Olathe, Kansas Health Facilities Revenue Bonds (Olathe
	Medical Center Project) (Series A) (AMBAC Insured)	5.500	9/1/2025	2,109,000
825,000	Salina, Kansas Hospital Revenue Bonds	5.000	10/1/2036	857,612
340,000	Sedgwick and Shawnee Counties, Kansas Single Family
	Mortgage Revenue Bonds (Series A-2) (GNMA Insured)	6.700	6/1/2029	345,831
2,300,000	University of Kansas Hospital Authority Health Facilities
	Revenue Bonds	5.500	9/1/2022	2,472,684
4,350,000	Wyandotte County/Kansas City, Kansas Unified
	Government Special Obligation Revenue Bonds
	(2nd Lien-B)	5.000	12/1/2020	4,541,878

	Total Kansas			13,542,678

Kentucky (0.4%)
5,345,000	Kentucky State Turnpike Authority Economic
	Development Revenue Bonds (Revitalization Project)
	(FGIC Insured)	Zero Coupon	1/1/2010	4,736,525

	Total Kentucky			4,736,525

Louisiana (2.2%)
750,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series A-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.500	12/1/2030	792,818
305,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series D-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.500	6/1/2026	305,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Louisiana — continued
$240,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
	Insured) (Subject to ‘AMT’)	7.050%	6/1/2031	$242,758
3,000,000	Louisiana Public Facilities Authority Hospital
	Revenue Bonds (Lake Charles Memorial)
	(AMBAC/TCRS Insured)	8.625	12/1/2030	3,584,520
500,000	Louisiana Public Facilities Authority Revenue Bonds	5.000	7/1/2031	519,780
4,745,000	Louisiana Public Facilities Authority Revenue Bonds
	(MBIA Insured)	5.250	3/1/2031	5,158,432
6,500,000	New Orleans, Louisiana General Obligation Bonds
	(AMBAC Insured)	Zero Coupon	9/1/2012	5,130,905
3,000,000	Orleans Parish, Louisiana School Board Administration
	Offices Revenue Bonds (MBIA Insured) ÷	8.950	2/1/2008	3,193,320
2,605,000	Regional Transportation Authority, Louisiana Sales Tax
	Revenue Bonds (Series A) (FGIC Insured)	8.000	12/1/2012	3,198,445
4,200,000	Tobacco Settlement Financing Corporation, Louisiana
	Revenue Bonds (Series 2001-B)	5.500	5/15/2030	4,404,666

	Total Louisiana			26,531,230

Maryland (0.9%)
1,250,000	Frederick County, Maryland Educational Facilities
	Revenue Bonds (Mount Saint Mary’s College) (Series A)	5.750	9/1/2025	1,307,300
1,865,000	Maryland State Economic Development Corporation
	Revenue Bonds (Lutheran World Relief)	7.200	4/1/2025	2,023,003
1,550,000	Maryland State Economic Development Corporation
	Student Housing Revenue Bonds (Sheppard Pratt)
	(ACA Insured)	6.000	7/1/2033	1,655,230
1,000,000	Maryland State Health and Higher Educational Facilities
	Authority Revenue Bonds (University of Maryland
	Medical System)	6.000	7/1/2022	1,096,650
4,500,000	Morgan State University, Maryland Academic and
	Auxiliary Facilities Fees Revenue Bonds (MBIA Insured)	6.050	7/1/2015	5,074,875
20,000	Prince George’s County, Maryland Housing Authority
	Single Family Mortgage Revenue Bonds (Series A)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)	7.400	8/1/2032	20,350
425,000	Westminster, Maryland Education Facilities Revenue
	Bonds (McDaniel College) ÷	5.500	4/1/2027	448,630

	Total Maryland			11,626,038

Massachusetts (2.9%)
5,000,000	Massachusetts Bay Transportation Authority Sales
	Tax Revenue Bonds (Series B) (MBIA Insured)	5.500	7/1/2025	5,935,450
4,935,000	Massachusetts State Construction Lien General Obligation
	Bonds (Series A) (FGIC-TCRS)	5.250	1/1/2013	5,372,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

Municipal Bond Fund

Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Massachusetts — continued
$725,000	Massachusetts State Development Finance Agency
	Revenue Bonds (Devens Electric Systems)	5.625%	12/1/2016	$773,923
1,980,000	Massachusetts State General Obligation Bonds
	(Series B) ÷	6.500	8/1/2008	2,074,486
15,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds	5.250	7/1/2033	17,835,150
1,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Partners Healthcare System)
	(Series C)	6.000	7/1/2016	1,107,370
3,000,000	Massachusetts State School Building Authority Dedicated
	Sales Tax Revenue Bonds (Series A) (MBIA Insured)	5.000	8/15/2027	3,192,720

	Total Massachusetts			36,291,685

Michigan (2.7%)
545,000	Chelsea, Michigan Economic Development Corporation
	Obligation Revenue Bonds (United Methodist Retirement)	4.900	11/15/2006	544,475
2,000,000	East Lansing, Michigan Building Authority General
	Obligation Bonds	5.700	4/1/2020	2,373,100
1,500,000	Livonia, Michigan Public Schools School District
	General Obligation Bonds (FGIC Insured) ÷	Zero Coupon	5/1/2009	1,364,895
1,380,000	Michigan Public Power Agency Revenue Bonds
	(Combustion Turbine #1 Project) (Series A)
	(AMBAC Insured)	5.250	1/1/2016	1,484,963
45,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Detroit Medical Center)	8.125	8/15/2012	45,086
2,825,000	Michigan State Hospital Finance Authority Revenue
	Bonds (MBIA Insured) ÷	5.375	8/15/2014	3,001,421
175,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Series P) (MBIA Insured) ÷	5.375	8/15/2014	186,700
2,750,000	Michigan State Hospital Finance Authority Revenue
	Refunding Bonds (Crittenton Hospital) (Series A)	5.500	3/1/2022	2,951,850
5,000,000	Michigan State Trunk Line Fund Revenue Bonds
	(FSA Insured)	5.000	11/1/2022	5,378,500
4,500,000	Rochester, Michigan Community School District
	(MBIA Insured)	5.000	5/1/2019	4,985,865
3,320,000	Sault Ste. Marie, Michigan Chippewa Indians Housing
	Authority Revenue Bonds (Tribal Health and Human
	Services Center)	7.750	9/1/2012	3,340,883
2,000,000	St. Clair County, Michigan Economic Development
	Corporation Revenue Bonds (Detroit Edison) (Series AA)
	(AMBAC Insured)	6.400	8/1/2024	2,129,200
990,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation ÷	6.550	7/1/2014	1,088,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Michigan — continued
$690,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation ÷	8.375%	7/1/2030	$799,958
3,560,000	Wayne State University, Michigan University
	Revenue Bonds (FGIC Insured)	5.125	11/15/2029	3,716,284

	Total Michigan			33,391,388

Minnesota (3.8%)
800,000	Minneapolis and St. Paul, Minnesota Housing &
	Redevelopment Authority Healthcare System Bonds
	(Healthpartners Obligation Group Project)	6.000	12/1/2021	885,288
2,030,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds	5.000	1/1/2022	2,138,240
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series A)
	(AMBAC Insured)	5.000	1/1/2035	5,256,050
1,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured)	5.125	1/1/2020	1,055,230
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured)	5.000	1/1/2031	5,270,150
7,685,000	Minneapolis, Minnesota Community Development
	Agency Tax Increment Revenue Bonds
	(MBIA Insured)	Zero Coupon	3/1/2009	7,021,016
4,915,000	Minnesota Agricultural and Economic Development
	Board Health Care System Pre-refunded Revenue Bonds
	(Fairview Hospital) (Series A) (MBIA Insured) ÷	5.750	11/15/2026	5,123,593
85,000	Minnesota Agricultural and Economic Development
	Board Health Care System Unrefunded Balance Revenue
	Bonds (Fairview Hospital) (Series A) (MBIA Insured)	5.750	11/15/2026	88,404
1,000,000	Minnesota Higher Education Facilities Authority Revenue
	Bonds (College of Art and Design) (Series 5-D) ÷	6.625	5/1/2020	1,097,460
530,000	Minnesota Higher Education Facilities Authority Revenue
	Bonds (University of St. Thomas) (Series 5-Y)	5.250	10/1/2019	575,278
3,620,000	Minnesota State General Obligation Bonds	5.250	8/1/2017	3,776,493
1,000,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2021	1,107,370
1,300,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2026	1,439,581
2,040,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2031	2,259,035
2,000,000	St. Louis Park, Minnesota Health Care Facilities
	Revenue Bonds	5.250	7/1/2030	2,117,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

Municipal Bond Fund

Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Minnesota — continued
$1,690,000	St. Paul, Minnesota Housing and Redevelopment Authority
	Lease Parking Facilities Revenue Bonds
	(Rivercentre Parking Ramp)	6.000%	5/1/2013	$1,782,223
5,000,000	White Earth Band of Chippewa Indians, Minnesota
	Revenue Bonds (Series A) (ACA Insured)	7.000	12/1/2011	5,273,050

	Total Minnesota			46,265,881

Missouri (1.8%)
7,500,000	Jackson County, Missouri Special Obligation Harry S.
	Truman Sports Complex Revenue Bonds (AMBAC Insured)	5.000	12/1/2027	8,071,650
785,000	Missouri State Development Finance Board Infrastructure
	Facilities Revenue Bonds (Eastland Center Project Phase II)
	(Series B)	5.875	4/1/2017	819,030
500,000	Missouri State Development Finance Board Infrastructure
	Facilities Revenue Bonds (Eastland Center Project Phase II)
	(Series B)	6.000	4/1/2021	524,270
1,000,000	Missouri State Environmental Improvement and Energy
	Resources Authority Water Pollution Revenue Bonds
	(Series A)	5.250	1/1/2018	1,084,070
2,500,000	Missouri State Health and Educational Facilities Authority
	Health Facilities Revenue Bonds	5.000	5/15/2020	2,660,600
3,000,000	Missouri State Health and Educational Facilities Authority
	Health Facilities Revenue Bonds (Barnes Jewish, Inc.
	Christian) (Series A)	5.250	5/15/2014	3,275,340
1,500,000	Missouri State Health and Educational Facilities Authority
	Health Facilities Revenue Bonds (Lake Regional Health
	Securities Project)	5.600	2/15/2025	1,588,980
1,000,000	Missouri State Health and Educational Facilities Authority
	Health Facilities Revenue Bonds
	(Saint Anthony’s Medical Center) ÷	6.250	12/1/2030	1,109,090
655,000	Missouri State Health and Educational Facilities Authority
	Revenue Bonds (Lake of the Ozarks)	6.500	2/15/2021	664,360
185,000	Missouri State Housing Development Commission Single
	Family Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA
	Insured) (Subject to ‘AMT’)	7.450	9/1/2031	192,814
175,000	Missouri State Housing Development Commission Single
	Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured)	6.550	9/1/2028	183,622
320,000	Missouri State Housing Development Commission Single
	Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.150	3/1/2032	326,368
2,000,000	St. Charles County, Missouri Francis Howell School District
	General Obligation Bonds (Series A)	5.250	3/1/2018	2,253,040

	Total Missouri			22,753,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Montana (1.4%)
$2,830,000	Montana Facility Finance Authority Revenue Providence
	Health and Services Revenue Bonds	5.000%	10/1/2024	$3,009,535
45,000	Montana State Board of Housing Single Family Mortgage
	Revenue Bonds (Series A-1)	6.000	6/1/2016	45,041
165,000	Montana State Board of Housing Single Family Mortgage
	Revenue Bonds (Series A-2) (Subject to ‘AMT’)	6.250	6/1/2019	165,183
2,385,000	Montana State Board of Investment Refunded Balance
	1996 Payroll Tax Revenue Bonds (MBIA Insured) ÷	6.875	6/1/2020	2,560,464
775,000	Montana State Board of Investment Refunded Revenue
	Bonds (1996 Payroll Tax) (MBIA Insured) ÷	6.875	6/1/2020	832,017
1,240,000	Montana State Board of Investment Refunded Revenue
	Bonds (Payroll Tax) (MBIA Insured) ÷	6.875	6/1/2020	1,331,103
1,165,000	Montana State Board of Regents Revenue Bonds (Higher
	Education-University of Montana) (Series F) (MBIA Insured)	5.750	5/15/2016	1,264,281
3,000,000	Montana State Health Facilities Authority Revenue Bonds
	(Hillcrest Senior Living Project) ÷	7.375	6/1/2030	3,400,020
3,860,000	Montana State Hospital Finance Authority Revenue
	Refunding Bonds	5.250	6/1/2018	4,141,317

	Total Montana			16,748,961

Nebraska (1.7%)
2,500,000	Nebraska Public Power District Revenue Bonds (Series B)
	(AMBAC Insured)	5.000	1/1/2013	2,684,600
5,780,000	Omaha, Nebraska Public Power District Electric Revenue
	Bonds (Series A)	5.000	2/1/2046	6,007,270
3,455,000	Omaha, Nebraska Public Power District Revenue Bonds
	(Series B) ÷	6.150	2/1/2012	3,748,779
1,675,000	Omaha, Nebraska Special Assessment Bonds
	(Riverfront Redevelopment Project) (Series A)	5.500	2/1/2015	1,835,448
6,000,000	University of Nebraska Revenue Bonds (Lincoln Student
	Fees & Facilities) (Series B)	5.000	7/1/2023	6,361,980

	Total Nebraska			20,638,077

New Hampshire (0.1%)
1,100,000	New Hampshire State Turnpike System Revenue Bonds
	(Series C) (FGIC Insured) ∞	10.206	11/24/2006	1,147,806

	Total New Hampshire			1,147,806

New Jersey (1.9%)
2,000,000	Hudson County, New Jersey Certificate Of Participation
	Department of Finance and Administration
	(MBIA Insured)	6.250	12/1/2015	2,353,000
4,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2017	4,502,040
1,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2018	1,131,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

New Jersey — continued
$260,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷	6.500%	1/1/2016	$304,556
745,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured)	6.500	1/1/2016	869,475
3,695,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷	6.500	1/1/2016	4,328,212
5,000,000	New Jersey Transportation Trust Fund Authority Revenue
	Bonds (Transportation System) (Series A) (FSA Insured)	5.500	12/15/2016	5,703,650
2,195,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured) ÷	Zero Coupon	12/15/2007	2,110,427
2,595,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured) ÷	Zero Coupon	12/15/2009	2,316,920

	Total New Jersey			23,620,110

New Mexico (1.5%)
3,315,000	Alamogordo, New Mexico Hospital Revenue Bonds
	(Gerald Champion Memorial Hospital Project)	5.300%	1/1/2013	3,377,587
1,300,000	Farmington, New Mexico Utility System Revenue
	Bonds (AMBAC Insured) ÷	9.875	1/1/2008	1,339,611
3,500,000	Jicarilla, New Mexico Apache Nation Revenue Bonds
	(Series A)	5.500	9/1/2023	3,793,790
1,085,000	New Mexico Mortgage Finance Authority Revenue Bonds
	(Series F) (GNMA/FNMA Insured)	7.000	1/1/2026	1,101,600
210,000	New Mexico Mortgage Finance Authority Single Family
	Mortgage Capital Appreciation Revenue Bonds
	(Series D-2) (Subject to ‘AMT’)	Zero Coupon	9/1/2019	183,387
660,000	New Mexico Mortgage Finance Authority Single Family
	Mortgage Revenue Bonds (Series C-2) (GNMA/FNMA
	Insured) (Subject to ‘AMT’)	6.950	9/1/2031	671,266
7,500,000	Sandoval County, New Mexico Incentive Payment
	Revenue Bonds	5.000	6/1/2020	7,978,200

	Total New Mexico			18,445,441

New York (9.1%)
5,000,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series A)	5.500	7/1/2017	5,682,750
4,225,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series O) ÷	5.750	7/1/2013	4,581,928
35,000	New York Counties Tobacco Trust Settlement
	Revenue Bonds	5.800	6/1/2023	36,378
155,000	New York Counties Tobacco Trust Settlement
	Revenue Bonds ÷	5.800	6/1/2023	168,091
4,000,000	New York State Dormitory Authority Revenue
	Bonds (Series B) >	5.250	5/15/2012	4,305,520
2,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	7.500	5/15/2013	2,411,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

New York — continued
$5,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	5.875%	5/15/2017	$5,836,850
2,000,000	New York State Local Government Assistance Corporation
	Revenue Bonds (Series E) (MBIA/IBC Insured)	5.250	4/1/2016	2,227,260
1,060,000	New York State Mortgage Agency Revenue Bonds
	(Series 26)	5.350	10/1/2016	1,080,946
2,605,000	New York State Thruway Authority General Unrefunded
	Balance Revenue Bonds (Series E)	5.000	1/1/2016	2,674,293
2,500,000	New York State Thruway Authority Revenue Bonds
	(Series B) (FSA Insured)	5.000	4/1/2015	2,736,775
20,000,000	New York State Urban Development Corporation
	Revenue Bonds (Correctional and Youth Facilities)
	(Series A)	5.000	1/1/2017	21,016,799
1,620,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2009	1,701,778
1,720,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2010	1,839,540
8,940,000	New York, New York City Municipal Transitional Finance
	Authority Revenue Bonds (Series A) >	5.500	11/1/2011	9,671,918
2,000,000	New York, New York City Municipal Water and Sewer
	System Revenue Bonds (Series A) (AMBAC Insured) ÷	5.875	6/15/2012	2,239,140
2,540,000	New York, New York City Transitional Finance Authority
	Revenue Bonds	5.375	11/15/2021	2,758,135
13,000,000	New York, New York City Transitional Finance Authority
	Revenue Bonds (Future Tax Secured) (Series B) >	5.250	2/1/2011	13,794,560
1,750,000	New York, New York General Obligation Bonds (Series A)	5.500	8/1/2022	1,912,365
12,000,000	New York, New York General Obligation Bonds (Series B)	5.250	8/1/2017	13,089,960
655,000	New York, New York General Obligation Bonds (Series H)
	(FSA/CR Insured) ÷	5.250	3/15/2016	687,278
5,000,000	New York, New York General Obligation Bonds (Series I)	5.000	8/1/2016	5,371,200
5,000,000	New York, New York General Obligation Bonds (Series I-1)	5.000	4/1/2023	5,328,150
825,000	Triborough, New York Bridge and Tunnel Authority
	Revenue Bonds (Series Q) ÷	6.750	1/1/2009	856,820

	Total New York			112,010,134

North Carolina (1.8%)
1,475,000	North Carolina Eastern Municipal Power Agency
	Power System Prerefunded Revenue Bonds (Series A) ÷	6.000	1/1/2026	1,825,091
4,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds	5.375	1/1/2017	4,270,480
2,375,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series B)	5.500	1/1/2021	2,393,668
5,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series D)	5.500	1/1/2014	5,459,450
2,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series D)	6.750	1/1/2026	2,189,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

North Carolina — continued
$250,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.500%	1/1/2009	$263,118
610,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.375	1/1/2013	662,698
4,000,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B) (MBIA Insured)	6.000	1/1/2011	4,366,080
1,000,000	Wake County, North Carolina Industrial, Facilities, and
	Pollution Control Revenue Bonds (Carolina Power and
	Light Company Project)	5.375	2/1/2017	1,066,170

	Total North Carolina			22,496,055

North Dakota (1.0%)
3,500,000	Grand Forks, North Dakota Health Care System
	Revenue Bonds (Altru Health Systems Group)	7.125	8/15/2024	3,884,265
1,340,000	North Dakota State Water Commission Revenue Bonds
	(Southwest Pipeline) (Series A) (AMBAC Insured)	5.750	7/1/2027	1,358,050
2,945,000	South Central Regional Water District, North Dakota
	Utility System Revenue Bonds (Northern Burleigh County)
	(Series A)	5.650	10/1/2029	3,123,938
3,250,000	Ward County, North Dakota Health Care Facilities Revenue
	Bonds (Trinity Medical Center) (Series B)	6.250	7/1/2021	3,336,808

	Total North Dakota			11,703,061

Ohio (2.5%)
2,500,000	Akron, Ohio Certificates of Participation (Akron Municipal
	Baseball Stadium Project) ÷	6.900	12/1/2016	2,556,250
875,000	Akron, Ohio Economic Development Revenue Bonds
	(MBIA Insured)	6.000	12/1/2012	986,659
1,700,000	Cincinnati, Ohio General Obligation Bonds	5.375	12/1/2019	1,819,442
2,000,000	Lorain County, Ohio Hospital Revenue Bonds (Catholic
	Healthcare Partners)	5.400	10/1/2021	2,130,900
2,000,000	Lucas County, Ohio Health Care Facilities Revenue Bonds
	(Sunset Retirement) (Series A)	6.550	8/15/2024	2,158,620
2,000,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2018	2,219,520
2,500,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2022	2,774,400
2,000,000	Ohio State Higher Education Faculty Revenue Bonds
	(Case Western Reserve University)	6.500	10/1/2020	2,462,240
4,000,000	Ohio State Infrastructure Improvement Revenue Bonds
	(Series B) ÷	5.250	3/1/2014	4,315,160
2,000,000	Ohio State Turnpike Commission Turnpike Revenue Bonds
	(Series A) (FGIC Insured)	5.500	2/15/2024	2,345,920
750,000	Port of Greater Cincinnati Development Authority
	Revenue Bonds	5.000	10/1/2025	787,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

Municipal Bond Fund

Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Ohio — continued
$1,610,000	Reynoldsburg, Ohio City School District (FSA Insured)	5.000%	12/1/2028	$1,709,868
2,115,000	University of Akron, Ohio General Receipts Revenue Bonds
	(FGIC Insured) ÷	5.500	1/1/2020	2,257,424
2,545,000	University of Cincinnati, Ohio General Receipts
	Revenue Bonds (Series D) (AMBAC insured)	5.000	6/1/2016	2,753,079

	Total Ohio			31,277,132

Oklahoma (0.7%)
2,020,000	Bass, Oklahoma Memorial Baptist Hospital Authority
	Hospital Revenue Bonds (Bass Memorial Hospital
	Project) ÷	8.350	5/1/2009	2,154,896
1,040,000	Oklahoma Development Finance Authority Hospital
	Revenue Bonds (Unity Health Center Project)	5.000	10/1/2011	1,087,809
155,000	Oklahoma Housing Finance Agency Single Family Mortgage
	Revenue Bonds (Series C-2) (Subject to ‘AMT’)	7.550	9/1/2028	159,642
210,000	Oklahoma Housing Finance Agency Single Family Mortgage
	Revenue Bonds (Series D-2) (GNMA/FNMA Insured)
	(Subject to ‘AMT’)	7.100	9/1/2028	216,138
1,500,000	Oklahoma State Municipal Power Authority Revenue
	Bonds (Series B) (MBIA Insured)	5.875	1/1/2012	1,617,735
2,900,000	Payne County, Oklahoma Economic Development Authority
	Student Housing Revenue Bonds (Collegiate Housing
	Foundation) (Series A) ÷	6.375	6/1/2030	3,219,957

	Total Oklahoma			8,456,177

Pennsylvania (1.6%)
1,460,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series B)	6.000	12/15/2010	1,527,978
2,145,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series C)	6.550	12/15/2017	2,352,550
2,575,000	Allegheny County, Pennsylvania Sanitation
	Authority Sewer Interest Compensatory Revenue
	Bonds (Series A) (FGIC Insured)	Zero Coupon	6/1/2008	2,433,298
2,780,000	Carbon County, Pennsylvania Industrial
	Development Authority Revenue Bonds (Panther
	Creek Partners Project) (Subject to ‘AMT’)	6.650	5/1/2010	2,901,375
2,000,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2016	1,371,280
1,520,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2017	994,946
2,000,000	Lancaster County, Pennsylvania Hospital Authority
	Revenue Bonds	5.500	3/15/2026	2,146,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Pennsylvania — continued
$3,170,000	Millcreek Township, Pennsylvania School District
	General Obligation Bonds (FGIC Insured) ÷	Zero Coupon	8/15/2009	$2,864,824
435,000	Montgomery County, Pennsylvania Higher Education
	and Health Authority Revenue Bonds (Foulkeways at
	Gwynedd Project) ÷	6.750%	11/15/2024	$477,678
1,880,000	Montgomery County, Pennsylvania Higher Education
	and Health Authority Revenue Bonds (Foulkeways at
	Gwynedd Project) ÷	6.750	11/15/2030	2,064,447
1,000,000	York County, Pennsylvania Solid Waste & Refuse Authority
	Solid Waste System Revenue Bonds (FGIC Insured)	5.500	12/1/2012	1,103,430

	Total Pennsylvania			20,238,006

Puerto Rico (0.4%)
4,955,000	Puerto Rico Industrial Tourist Educational Medical and
	Environmental Central Facilities Revenue Bonds
	(AES Cogen Facilities Project) (Subject to ‘AMT’)	6.625	6/1/2026	5,427,410

	Total Puerto Rico			5,427,410

South Carolina (1.6%)
1,000,000	Greenwood County, South Carolina Hospital Revenue
	Bonds (Self Memorial Hospital)	5.500	10/1/2026	1,058,930
4,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	6.250	1/1/2021	4,960,680
5,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	5.000	1/1/2022	5,009,650
605,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds (Palmetto
	Health Alliance) (Series C)	6.875	8/1/2027	703,391
4,895,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds (Palmetto
	Health Alliance) (Series C) ÷	6.875	8/1/2027	5,814,770
2,000,000	Spartanburg, South Carolina Waterworks Revenue Bonds
	(FGIC Insured)	5.250	6/1/2028	2,163,340

	Total South Carolina			19,710,761

South Dakota (0.7%)
5,000,000	South Dakota Educational Enhancement Funding
	Corporation Tobacco Settlement Revenue Bonds (Series B)	6.500	6/1/2032	5,500,200
1,170,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.)	5.625	4/1/2032	1,228,594
2,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.) (ACA/CBI Insured)	5.650	4/1/2022	2,066,640

	Total South Dakota			8,795,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Tennessee (1.5%)
$2,000,000	Carter County, Tennessee Industrial Development Board
	Revenue Bonds	4.150%	10/1/2007	$2,004,200
2,000,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities and Project Revenue Bonds (Federal
	Express Corporation)	5.350	9/1/2012	2,146,520
4,500,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities Revenue Bonds
	(Federal Express Corporation)	5.050	9/1/2012	4,764,780
4,155,000	Metropolitan Government, Nashville and Davidson County,
	Tennessee Industrial Development Board Revenue Bonds
	(Series A) (GNMA Insured)	6.625	3/20/2036	4,582,009
5,000,000	Shelby County, Tennessee Health Educational and Housing
	Facilities Board Revenue Bonds (St. Jude Children’s
	Research Project)	5.375	7/1/2024	5,283,800

	Total Tennessee			18,781,309

Texas (9.3%)
7,000,000	Alliance Airport Authority Income Texas Facilities
	Revenue Bonds	4.850	4/1/2021	7,132,160
2,000,000	Amarillo, Texas Health Facilities Corporation
	Revenue Bonds (Baptist St. Anthony’s Hospital Corporation)
	(FSA Insured)	5.500	1/1/2017	2,257,280
750,000	Arlington, Texas General Obligation Bonds ÷	5.375	8/15/2016	797,745
1,055,000	Arlington, Texas General Obligation Bonds ÷	5.500	8/15/2019	1,126,782
2,165,000	Arlington, Texas Independent School District Capital
	Appreciation Refunding General Obligation Bonds
	(PSF/GTD Insured)	Zero Coupon	2/15/2009	1,984,915
2,500,000	Austin, Texas Higher Education Authority, Inc.
	University Revenue Bonds (St. Edwards
	University Project)	5.750	8/1/2031	2,607,275
2,250,000	Austin, Texas Utility System Revenue Bonds
	(FGIC Insured)	6.000	11/15/2013	2,502,742
7,000,000	Austin, Texas Utility System Revenue
	Capital Appreciation Refunding Bonds (Financial
	Services Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2008	6,506,220
8,100,000	Austin, Texas Utility System Revenue Capital
	Appreciation Refunding Bonds (Financial
	Services Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2009	7,232,409
1,930,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dymaxion and
	Marrach Park Apartments) (Series A) (MBIA Insured)	6.000	8/1/2023	2,050,239
1,720,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Pan American
	Apartments) (Series A-1) (GNMA Insured)	7.000	3/20/2031	1,938,371
1,000,000	Bluebonnet Trails Community Mental Health and Mental
	Retardation Revenue Bonds	6.125	12/1/2016	1,054,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

Municipal Bond Fund

Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Texas — continued
$3,950,000	Colorado River, Texas Municipal Water District
	Revenue Bonds (MBIA Insured)	5.000%	1/1/2014	$3,958,414
500,000	Corpus Christi, Texas General Obligation Bonds
	(Series A) (FSA Insured)	5.000	3/1/2012	533,385
1,000,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (MBIA Insured) (Subject to ‘AMT’)	5.500	11/1/2016	1,083,680
500,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (Subject to ‘AMT’)	5.500	11/1/2017	540,730
1,375,000	Deer Park, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	5.000	2/15/2013	1,477,520
2,285,000	Denton, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.250	2/15/2009	2,417,987
3,210,000	Denton, Texas Utility System Revenue Bonds (Series A)
	(FSA Insured)	5.250	12/1/2015	3,487,601
1,445,000	Frisco, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.250	8/15/2017	1,577,073
1,805,000	Gulf Coast Waste Disposal Authority, Texas Pollution
	Control Revenue Bonds	3.560	10/1/2024	1,805,000
7,000,000	Harris County, Houston, Texas General Obligation
	Bonds (MBIA Insured)	Zero Coupon	8/15/2024	3,233,860
2,000,000	Harris County, Texas Health Facilities Development
	Authority Hospital Revenue Bonds (Memorial
	Hermann Healthcare Project) (Series A) ÷	6.375	6/1/2029	2,248,320
2,000,000	Houston, Texas Airport System Revenue Bonds
	(Series A) (FSA Insured) (Subject to ‘AMT’)	5.625	7/1/2030	2,106,060
5,000,000	Houston, Texas Water and Sewer System Revenue
	Bonds (Series A) (FSA Insured) ÷	5.750	12/1/2032	6,267,050
5,315,000	Lewisville, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	Zero Coupon	8/15/2019	3,120,330
1,000,000	Lower Colorado River Authority, Texas Revenue
	Unrefunded Balance Revenue Bonds (Series A)	5.875	5/15/2015	1,061,480
370,000	Mesquite, Texas Independent School District General
	Obligation Bonds (Series A) (PSF/GTD Insured)	6.000	2/15/2020	380,734
2,600,000	North Texas Health Facilities Development Corporation
	Hospital Revenue Bonds (United Regional Healthcare
	System, Inc.)	6.000	9/1/2023	2,830,074
475,000	Nueces County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dolphins
	Landing Apartments Project) (Series A)	6.250	7/1/2010	482,386
1,000,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured)	6.100	6/20/2033	1,110,340
2,795,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured)	6.150	11/20/2041	3,069,832
1,365,000	San Antonio, Texas General Obligation Bonds
	(General Improvement)	5.250	2/1/2014	1,450,626
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2018	1,094,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

Municipal Bond Fund

Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Texas — continued
$1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500%	5/15/2019	$1,091,920
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2020	1,089,830
85,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2017	90,444
1,095,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured) ÷	6.000	8/15/2017	1,165,430
1,160,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured) ÷	6.000	8/15/2018	1,234,611
90,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2018	95,740
95,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2019	101,032
1,180,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured) ÷	6.000	8/15/2019	1,255,898
11,615,000	Southeast Texas Housing Finance Corporation Revenue
	Bonds (MBIA Insured) ÷	Zero Coupon	9/1/2017	7,366,465
1,410,000	Tarrant County, Texas College District General
	Obligation Bonds	5.375	2/15/2013	1,544,556
4,315,000	Texas State Veterans Land Board General
	Obligation Bonds ÷	0.050	7/1/2010	3,765,442
1,000,000	Texas State Water Development Board Revenue Bonds
	(State Revolving) (Series A)	5.250	7/15/2017	1,001,080
2,000,000	Travis County, Texas Health Facilities Development
	Corporation Revenue Bonds (Ascension Health Credit)
	(Series A) (MBIA Insured) ÷	6.250	11/15/2017	2,168,940
315,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2013	352,583
350,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2015	393,404
335,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2017	377,903
1,650,000	Westlake, Texas General Obligation Bonds	5.750	5/1/2024	1,793,088
2,000,000	Westlake, Texas General Obligation Bonds	5.800	5/1/2032	2,169,140
745,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) ÷	6.875	8/15/2014	849,173
430,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.875	8/15/2014	490,531
3,280,000	Wylie, Texas Independent School District Unrefunded
	General Obligation Bonds (PSF/GTD Insured)	7.000	8/15/2024	3,744,120

	Total Texas			114,668,860

Utah (0.3%)
3,345,000	Intermountain Power Agency, Utah Power Supply
	Revenue Bonds (Series B) (MBIA insured)	5.750	7/1/2019	3,456,489

	Total Utah			3,456,489

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Vermont (0.3%)
$3,500,000	Vermont Educational and Health Buildings Financing
	Agency Revenue Bonds (Norwich University Project) ÷	5.500%	7/1/2021	$3,639,090

	Total Vermont			3,639,090

Virginia (0.8%)
2,500,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health Systems Project)	5.250	8/15/2019	2,734,025
3,625,000	Fairfax County, Virginia Water Authority Water
	Revenue Bonds	5.000	4/1/2021	4,065,582
3,240,000	Tobacco Settlement Authority, Virginia Tobacco
	Settlement Revenue Bonds	5.250	6/1/2019	3,379,676

	Total Virginia			10,179,283

Washington (4.9%)
1,000,000	Energy Northwest, Washington Electric Revenue
	Bonds (Columbia Generating) (Series A) (MBIA Insured)	5.750	7/1/2018	1,101,640
6,000,000	Franklin County, Washington School District Bonds
	(MBIA Insured)	5.250	12/1/2022	6,591,720
10,000,000	King County, Washington Sewer Revenue Bonds (Series B)
	(FSA Insured)	5.500	1/1/2013	10,855,000
8,575,000	Tobacco Settlement Authority, Washington Tobacco
	Settlement Revenue Bonds	6.500	6/1/2026	9,505,302
5,620,000	Washington State Economic Development Finance
	Authority Lease Revenue Bonds (MBIA Insured)	5.000	6/1/2030	5,934,551
45,000	Washington State General Obligation Bonds
	(Series 93A) ÷	5.750	10/1/2012	47,969
2,955,000	Washington State General Obligation Bonds (Series 93A)	5.750	10/1/2012	3,153,340
1,500,000	Washington State General Obligation Bonds
	(Series A and AT-6)	6.250	2/1/2011	1,584,285
5,000,000	Washington State General Obligation Bonds (Series A)	6.750	2/1/2015	5,772,000
5,000,000	Washington State General Obligation Bonds (Series A)
	(FSA Insured)	5.000	7/1/2021	5,405,500
2,500,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.250	6/1/2010	2,721,325
2,000,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.000	6/1/2012	2,236,260
1,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Series A)	5.000	12/1/2030	1,048,380
2,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Swedish Health Services) (AMBAC
	Insured)	5.125	11/15/2018	2,073,060

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Washington — continued
$1,000,000	Washington State Higher Education Facilities Authority
	Revenue Bonds (Whitman College) ÷	5.875%	10/1/2029	$1,064,590
1,000,000	Washington State Housing Finance Commission Nonprofit
	Housing Revenue Bonds (Crista Ministries Projects)
	(Series A)	5.350	7/1/2014	1,016,600

	Total Washington			60,111,522

West Virginia (0.3%)
3,465,000	West Virginia State Water Development Authority
	Revenue Bonds (Series B-II) (FGIC Insured)	5.000	11/1/2033	3,676,192

	Total West Virginia			3,676,192

Wisconsin (1.2%)
1,500,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Aurora Health Care) (Series B)	5.500	2/15/2015	1,558,905
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Eagle River Memorial
	Hospital, Inc. Project)	5.750	8/15/2020	1,072,700
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Franciscan Sisters Christian)
	(Series A)	5.500	2/15/2018	1,019,440
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Marshfield Clinic) (Series B)	6.000	2/15/2025	2,155,100
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Watertown Memorial
	Hospital, Inc.)	5.500	8/15/2029	2,126,980
6,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Wheaton Franciscan Services)	5.750	8/15/2025	6,502,080

	Total Wisconsin			14,435,205

Wyoming (0.6%)
600,000	Kemmerer, Wyoming Pollution Control Term
	Revenue Bonds	3.560	11/1/2014	600,000
785,000	Lincoln County, Wyoming Pollution Control
	Revenue Bonds ∞	3.560	11/1/2006	785,000
5,825,000	Wyoming State Farm Loan Board Capital Facilities
	Revenue Bonds	5.750	10/1/2020	6,498,545

	Total Wyoming			7,883,545

	Total Long-Term Fixed Income
	(cost $1,125,116,281)			1,216,770,032

The accompanying Notes to Financial Statements are an integral part of this schedule

196

Municipal Bond Fund Schedule of Investments as of October 31, 2006

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.2%)	Rate (+)	Date	Value

$1,885,000	Kansas State Department of Transportation Highway
	Revenue Bonds (Series B-1)	3.600%	11/1/2006	$1,885,000

	Total Short-Term Investments (at amortized cost)			1,885,000

	Total Investments (cost $1,127,001,281) 98.7%			$1,218,655,032

	Other Assets and Liabilities, Net (1.3%)			16,411,791

	Total Net Assets 100.0%			$1,235,066,823

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

∞ Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$92,035,309
Gross unrealized depreciation	(411,441)

Net unrealized appreciation (depreciation)	$91,623,868
Cost for federal income tax purposes	$1,127,031,164

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

Income Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.9%)	Rate	Date	Value

Asset-Backed Securities (13.3%)
$3,621,931	Bear Stearns Mortgage Funding Trust ∞	5.460%	11/25/2006	$3,621,916
7,000,000	Chase Funding Issuance Trust ∞-	5.310	11/15/2006	7,001,631
1,203,696	Countrywide Asset-Backed Certificates	3.903	1/25/2031	1,196,115
5,000,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	4,990,620
3,000,000	Credit Based Asset Servicing and Securitization, LLC ∞	5.430	11/25/2006	3,000,381
6,000,000	DaimlerChrysler Master Owner Trust ±∞	5.370	11/15/2006	6,000,822
4,000,000	Dow Jones CDX	8.125	6/29/2011	4,090,000
7,060,000	Dow Jones CDX	8.000	12/29/2011	7,060,000
3,410,000	Dow Jones CDX *	8.375	12/29/2011	3,461,150
3,000,000	First Franklin Mortgage Loan Asset-Backed Certificates ∞	5.410	11/25/2006	2,999,985
2,547,852	First Horizon ABS Trust ∞	5.480	11/25/2006	2,547,839
5,000,000	Ford Credit Floor Plan Master Owner Trust ∞	5.500	11/15/2006	5,002,585
2,111,128	Fremont Home Loan Trust ∞	5.480	11/25/2006	2,111,512
6,000,000	GE Dealer Floorplan Master Note Trust ±∞	5.360	11/20/2006	6,001,698
3,000,000	GMAC Mortgage Corporation Loan Trust ∞	5.390	11/25/2006	3,003,750
6,000,000	GMAC Mortgage Corporation Loan Trust ±∞	5.410	11/25/2006	6,000,792
4,759,187	GMAC Mortgage Corporation Loan Trust ∞	5.420	11/25/2006	4,759,173
3,000,000	Household Automotive Trust	5.400	6/17/2009	3,000,663
5,912,861	IndyMac Seconds Asset-Backed Trust ∞	5.490	11/25/2006	5,912,826
888,296	Option One Mortgage Loan Trust ∞	5.480	11/25/2006	888,714
1,205,986	Popular ABS Mortgage Pass-Through Trust ∞	5.430	11/25/2006	1,205,982
2,826,506	Residential Asset Mortgage Products, Inc. ∞	5.430	11/25/2006	2,827,004

	Total Asset-Backed Securities			86,685,158

Basic Materials (1.8%)
1,200,000	Crystal US Holdings 3, LLC/Crystal US
	Sub 3 Corporation *>	Zero Coupon	10/1/2009	1,008,000
3,500,000	Glencore Funding, LLC ~	6.000	4/15/2014	3,399,781
2,980,000	Lubrizol Corporation ~	5.500	10/1/2014	2,918,663
2,000,000	Lyondell Chemical Company ~	8.000	9/15/2014	2,045,000
2,000,000	Precision Castparts Corporation ±	5.600	12/15/2013	1,992,480

	Total Basic Materials			11,363,924

Capital Goods (2.6%)
2,500,000	Boeing Capital Corporation *	6.500	2/15/2012	2,653,790
1,600,000	CRH America, Inc. ~	6.000	9/30/2016	1,611,672
2,219,000	Goodrich Corporation *	6.800	7/1/2036	2,366,843
2,020,000	Lockheed Martin Corporation ±	6.150	9/1/2036	2,146,424
3,250,000	Oakmont Asset Trust ∈	4.514	12/22/2008	3,175,211
800,000	Owens Corning, Inc.	6.500	12/1/2016	813,509
1,200,000	Owens Corning, Inc.	7.000	12/1/2036	1,213,453
2,770,500	Systems 2001 Asset Trust, LLC	6.664	9/15/2013	2,916,533

	Total Capital Goods			16,897,435

Commercial Mortgage-Backed Securities (14.6%)
6,000,000	Banc of America Commercial Mortgage, Inc. ±	5.001	9/10/2010	5,969,856
3,250,000	Banc of America Commercial Mortgage, Inc. ±	4.037	11/10/2039	3,146,702

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

Income Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.9%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$270,228	Banc of America Commercial Mortgage, Inc.	3.366%	7/11/2043	$267,907
2,000,000	Banc of America Commercial Mortgage, Inc. ±	5.118	7/11/2043	1,996,698
7,179,758	Banc of America Mortgage Securities, Inc.	4.817	9/25/2035	7,084,368
3,000,000	Citigroup Mortgage Loan Trust, Inc.	5.536	3/25/2036	2,993,295
1,619,552	Commercial Mortgage Pass-Through Certificates ∞	5.420	11/15/2006	1,619,680
4,000,000	Commercial Mortgage Pass-Through Certificates ∞	5.450	11/15/2006	4,000,000
6,000,000	Greenwich Capital Commercial Funding Corporation	5.912	7/10/2038	6,301,140
3,148,703	HomeBanc Mortgage Trust	6.078	4/25/2037	3,189,715
2,750,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.302	1/15/2038	2,654,468
4,000,000	LB-UBS Commercial Mortgage Trust	3.323	3/15/2027	3,901,240
3,679,409	Lehman Brothers “CALSTRS” Mortgage Trust ±	3.988	11/20/2012	3,629,913
4,854,593	Merrill Lynch Mortgage Investors, Inc.	4.881	6/25/2035	4,811,620
10,000,000	Merrill Lynch Mortgage Trust ~	4.747	5/12/2043	9,634,260
5,500,000	Merrill Lynch Mortgage Trust	5.264	1/12/2044	5,506,479
4,881,181	Thornburg Mortgage Securities Trust ∞	5.410	11/25/2006	4,867,246
4,866,892	Wachovia Bank Commercial Mortgage Loan Trust	5.600	5/20/2036	4,890,404
2,432,177	Wachovia Bank Commercial Mortgage Trust ∞∈	5.520	11/15/2006	2,432,704
2,555,557	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	2,473,245
3,879,855	Washington Mutual Mortgage Pass-Through Certificates ∞	5.610	11/25/2006	3,901,373
3,998,331	Washington Mutual Mortgage Pass-Through Certificates	4.837	9/25/2035	3,945,701
5,336,066	Zuni Mortgage Loan Trust ∞∈	5.450	11/25/2006	5,328,905

	Total Commercial Mortgage-Backed Securities			94,546,919

Communications Services (7.6%)
1,795,000	AT&T Corporation ~	8.000	11/15/2031	2,248,824
4,000,000	British Telecom plc ±	8.375	12/15/2010	4,492,536
2,500,000	Citizens Communications Company ±	9.250	5/15/2011	2,771,875
1,330,000	Comcast Corporation ±	5.900	3/15/2016	1,338,634
1,920,000	Comcast Corporation ~	6.500	1/15/2017	2,013,437
4,000,000	Cox Communications, Inc. ∈~	4.625	6/1/2013	3,733,876
845,000	Cox Communications, Inc.	5.450	12/15/2014	825,475
1,200,000	Embarq Corporation	7.082	6/1/2016	1,227,847
700,000	Embarq Corporation	7.995	6/1/2036	744,381
3,300,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	2,499,750
2,500,000	New Cingular Wireless Services, Inc. ±	8.125	5/1/2012	2,821,695
765,000	New Cingular Wireless Services, Inc. ±	8.750	3/1/2031	1,002,415
1,350,000	News America, Inc. ∈	6.400	12/15/2035	1,353,649
3,260,000	Nextel Communications, Inc. ±	7.375	8/1/2015	3,366,622
1,650,000	Nextel Partners, Inc. ~	8.125	7/1/2011	1,732,500
3,200,000	Qwest Corporation ∈	8.875	3/15/2012	3,520,000
2,000,000	Rogers Wireless Communications, Inc. ~	6.375	3/1/2014	2,000,000
3,000,000	TCI Communications, Inc. ±	8.750	8/1/2015	3,553,428
2,000,000	Telecom Italia Capital SA ±	5.250	11/15/2013	1,912,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

Income Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.9%)	Rate	Date	Value

Communications Services — continued
$2,250,000	Telecom Italia Capital SA	5.250%	10/1/2015	$2,104,027
1,150,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	1,357,397
3,000,000	Verizon Communications, Inc. ±	5.550	2/15/2016	2,987,259

	Total Communications Services			49,608,545

Consumer Cyclical (6.5%)
1,200,000	Caesars Entertainment, Inc.	7.500	9/1/2009	1,244,784
2,400,000	Centex Corporation ±	6.500	5/1/2016	2,459,724
2,030,000	CVS Corporation ~	5.750	8/15/2011	2,061,120
900,000	CVS Corporation ~	6.125	8/15/2016	927,608
3,440,000	DaimlerChrysler North American Holdings Corporation	5.750	9/8/2011	3,442,580
1,850,000	Ford Motor Credit Company	6.625	6/16/2008	1,815,074
7,985,000	General Motors Acceptance Corporation ±∈	6.875	9/15/2011	8,039,809
2,090,000	General Motors Acceptance Corporation	8.000	11/1/2031	2,239,372
625,000	General Motors Corporation *	8.250	7/15/2023	554,688
1,300,000	Home Depot, Inc. ~	5.400	3/1/2016	1,298,010
2,000,000	Marriott International, Inc. ∈	7.000	1/15/2008	2,030,442
2,800,000	May Department Stores Company ±	4.800	7/15/2009	2,756,348
1,700,000	May Department Stores Company *∈	5.750	7/15/2014	1,679,982
400,000	MGM MIRAGE ~	6.750	4/1/2013	388,000
2,650,000	Nissan Motor Acceptance Corporation	5.625	3/14/2011	2,664,162
2,000,000	Royal Caribbean Cruises, Ltd. *	7.250	6/15/2016	2,026,258
2,939,937	SLM Private Credit Student Loan Trust ∞	5.400	12/15/2006	2,940,542
1,400,000	Viacom, Inc.	5.750	4/30/2011	1,401,743
1,540,000	Walt Disney Company ~	5.625	9/15/2016	1,557,882
800,000	Yum! Brands, Inc.	6.250	4/15/2016	825,878

	Total Consumer Cyclical			42,354,006

Consumer Non-Cyclical (2.8%)
3,600,000	Abbott Laboratories ~	5.600	5/15/2011	3,669,044
800,000	AmerisourceBergen Corporation	5.625	9/15/2012	785,901
800,000	AmerisourceBergen Corporation	5.875	9/15/2015	785,707
2,215,000	Baxter International, Inc. ±	5.900	9/1/2016	2,284,624
1,670,000	Fortune Brands, Inc. *	5.875	1/15/2036	1,525,936
2,075,000	Quest Diagnostic, Inc. ∈	5.450	11/1/2015	2,016,168
2,800,000	Triad Hospitals, Inc.	7.000	5/15/2012	2,779,000
4,025,000	Wyeth ±	6.950	3/15/2011	4,288,593

	Total Consumer Non-Cyclical			18,134,973

Energy (3.4%)
1,260,000	Anadarko Petroleum Corporation ±	5.950	9/15/2016	1,279,637
800,000	Anadarko Petroleum Corporation	6.450	9/15/2036	829,212
1,325,000	Boardwalk Pipelines, LLC ∈	5.500	2/1/2017	1,288,515
1,100,000	Consolidated Natural Gas Company	5.000	12/1/2014	1,050,106
1,740,000	Energy Transfer Partners, LP	6.125	2/15/2017	1,767,323
600,000	Energy Transfer Partners, LP	6.625	10/15/2036	616,268

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

Income Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.9%)	Rate	Date	Value

Energy — continued
$3,100,000	Enterprise Products Operating, LP ±∈	5.600%	10/15/2014	$3,059,161
1,800,000	Magellan Midstream Partners, LP	6.450	6/1/2014	1,865,518
1,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	1,532,691
1,850,000	Premcor Refining Group, Inc. ∈	6.750	5/1/2014	1,895,321
3,375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	3,256,672
1,100,000	Southern California Gas Company	5.750	11/15/2035	1,112,431
2,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	2,245,000
600,000	Transcontinental Gas Pipe Corporation	6.400	4/15/2016	597,000

	Total Energy			22,394,855

Financials (18.7%)
1,600,000	Ace INA Holdings, Inc. ±	6.700	5/15/2036	1,737,618
1,400,000	American International Group, Inc. ±	6.250	5/1/2036	1,497,819
1,900,000	Archstone-Smith Operating Trust ±	5.625	8/15/2014	1,916,701
1,590,000	BAC Capital Trust XI	6.625	5/23/2036	1,712,773
1,500,000	Barnett Capital I	8.060	12/1/2026	1,562,580
2,100,000	BNP Paribas SA ∈	5.186	6/29/2015	2,002,749
1,950,000	Capital One Capital III ~	7.686	8/15/2036	2,150,339
1,500,000	Capital One Financial Corporation ±	6.250	11/15/2013	1,562,228
1,795,000	CIT Group, Inc. *	5.850	9/15/2016	1,821,202
1,000,000	Corestates Capital Trust I	8.000	12/15/2026	1,040,377
4,000,000	Credit Suisse USA, Inc. ±	5.250	3/2/2011	4,009,904
2,800,000	Endurance Specialty Holdings, Ltd. *	6.150	10/15/2015	2,788,985
1,600,000	EOP Operating, LP	4.650	10/1/2010	1,556,584
2,800,000	EOP Operating, LP	5.875	1/15/2013	2,850,364
1,500,000	ERP Operating, LP ±	5.125	3/15/2016	1,455,213
1,625,000	General Electric Capital Corporation	5.720	8/22/2011	1,640,033
3,200,000	General Electric Capital Corporation	4.375	3/3/2012	3,079,133
3,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	3,421,621
4,500,000	HSBC Capital Funding, LP/Jersey Channel Islands ±	9.547	6/30/2010	5,108,562
1,345,000	HSBC Holdings plc ∈	6.500	5/2/2036	1,457,165
495,000	International Lease Finance Corporation	4.875	9/1/2010	489,123
1,600,000	International Lease Finance Corporation *	5.750	6/15/2011	1,633,560
2,970,000	iStar Financial, Inc. ∈	5.950	10/15/2013	2,990,288
2,940,000	J.P. Morgan Chase Bank NA	5.875	6/13/2016	3,019,889
755,000	Lincoln National Corporation	7.000	5/17/2016	794,758
2,000,000	Marsh & McLennan Companies, Inc.	5.750	9/15/2015	1,927,276
1,500,000	Merrill Lynch & Company, Inc.	6.050	5/16/2016	1,557,682
2,475,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	2,499,488
2,080,000	Montpelier Re Holdings, Ltd. ∈	6.125	8/15/2013	2,019,322
2,000,000	Monumental Global Funding II	4.625	3/15/2010	1,963,708
1,600,000	Morgan Stanley ∈	3.875	1/15/2009	1,559,102
2,280,000	Morgan Stanley	6.250	8/9/2026	2,388,261
4,000,000	Preferred Term Securities XXIII, Ltd. ∞	5.590	12/22/2006	4,002,500
2,050,000	ProLogis	5.500	4/1/2012	2,051,527
1,400,000	ProLogis	5.625	11/15/2015	1,401,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

Income Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.9%)	Rate	Date	Value

Financials — continued
$2,000,000	Protective Life Secured Trust	4.850%	8/16/2010	$1,982,096
1,500,000	Prudential Financial, Inc.	4.750	6/13/2015	1,421,518
725,000	Prudential Financial, Inc.	5.900	3/17/2036	734,083
2,250,000	RBS Capital Trust I *	5.512	9/30/2014	2,213,701
3,120,000	Residential Capital Corporation ∞~	6.474	1/17/2007	3,146,433
2,200,000	Residential Capital Corporation ∞	7.204	1/17/2007	2,204,924
6,460,000	Residential Capital Corporation	6.500	4/17/2013	6,573,974
2,000,000	Resona Bank, Ltd.	5.850	4/15/2016	1,959,090
2,250,000	Simon Property Group, LP ±	4.600	6/15/2010	2,203,137
1,400,000	Simon Property Group, LP	5.375	6/1/2011	1,401,501
1,485,000	Simon Property Group, LP	5.750	12/1/2015	1,511,433
850,000	St. Paul Companies, Inc.	6.250	6/20/2016	898,757
2,600,000	Swiss RE Capital I, LP	6.854	5/25/2016	2,715,768
2,000,000	Travelers Property Casualty Corporation	5.000	3/15/2013	1,959,610
2,420,000	Wachovia Bank NA ∈	4.875	2/1/2015	2,329,928
2,225,000	Wachovia Capital Trust III	5.800	3/15/2011	2,244,596
2,350,000	Wachovia Corporation	5.300	10/15/2011	2,362,213
2,170,000	Washington Mutual Bank FA	5.125	1/15/2015	2,098,627
4,500,000	Wells Fargo Capital	7.730	12/1/2026	4,683,478
2,200,000	Willis Group North America, Inc. ∈	5.625	7/15/2015	2,102,883

	Total Financials			121,417,424

Foreign (0.6%)
166,667	Pemex Finance, Ltd.	8.450	2/15/2007	167,493
3,600,000	Pemex Finance, Ltd. ∈	9.030	2/15/2011	3,862,152

	Total Foreign			4,029,645

Mortgage-Backed Securities (16.4%)
19,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through Ω	5.000	11/1/2036	18,340,928
50,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through Ω	5.500	11/1/2036	49,406,252
38,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through Ω	6.500	11/1/2036	38,724,356

	Total Mortgage-Backed Securities			106,471,536

Transportation (3.2%)
1,000,000	FedEx Corporation	3.500	4/1/2009	960,998
4,626,141	FedEx Corporation	6.720	1/15/2022	4,987,443
1,750,000	Hertz Corporation ±	8.875	1/1/2014	1,828,750
5,800,000	Northwest Airlines, Inc. ∈~√	6.841	4/1/2011	5,749,250
3,341,588	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	3,324,880
4,000,000	Southwest Airlines Company	5.496	11/1/2006	4,000,000

	Total Transportation			20,851,321

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

Income Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.9%)	Rate	Date	Value

U.S. Government (10.3%)
$3,250,000	Federal Home Loan Bank	5.625%	6/13/2016	$3,355,768
1,500,000	Federal Home Loan Mortgage Corporation	5.400	2/28/2011	1,499,610
7,500,000	Federal National Mortgage Association ∈	5.300	2/22/2011	7,466,085
1,020,000	U.S. Treasury Bonds *∈	7.625	2/15/2025	1,365,286
12,910,000	U.S. Treasury Bonds *	6.125	8/15/2029	15,287,260
210,000	U.S. Treasury Bonds *	5.375	2/15/2031	227,998
130,000	U.S. Treasury Bonds *	4.500	2/15/2036	125,470
15,140,000	U.S. Treasury Notes *	4.500	9/30/2011	15,087,358
7,030,725	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	6,848,362
17,000,000	U.S. Treasury Principal Strips *∈	Zero Coupon	11/15/2022	7,833,005
10,250,000	U.S. Treasury Strips *	Zero Coupon	2/15/2013	7,709,824

	Total U.S. Government			66,806,026

Utilities (5.1%)
2,000,000	Baltimore Gas & Electric Company ±	5.900	10/1/2016	2,031,666
1,250,000	Carolina Power & Light, Inc. ±	5.150	4/1/2015	1,228,372
1,640,000	Cincinnati Gas & Electric Company ~	5.700	9/15/2012	1,658,755
2,635,000	Cleveland Electric Illuminating Company ±	7.430	11/1/2009	2,782,412
2,000,000	Dynegy Holdings, Inc. ~	8.750	2/15/2012	2,090,000
1,000,000	Exelon Corporation ±	6.750	5/1/2011	1,048,853
2,000,000	Exelon Corporation ~	4.900	6/15/2015	1,891,084
1,200,000	Florida Power & Light Company ∈	6.200	6/1/2036	1,296,085
1,475,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	1,436,432
4,100,000	NiSource Finance Corporation ±	7.875	11/15/2010	4,432,539
1,500,000	NRG Energy, Inc. ±	7.250	2/1/2014	1,516,875
1,000,000	NRG Energy, Inc. ±	7.375	2/1/2016	1,011,250
1,662,807	Power Contract Financing, LLC ±	6.256	2/1/2010	1,675,028
2,254,818	Power Receivables Finance, LLC	6.290	1/1/2012	2,273,758
790,000	Progress Energy, Inc.	7.000	10/30/2031	889,390
3,200,000	PSEG Power, LLC ∈	5.000	4/1/2014	3,055,168
1,360,000	PSI Energy, Inc.	5.000	9/15/2013	1,317,077
1,585,000	Virginia Electric & Power Company	6.000	1/15/2036	1,597,945

	Total Utilities			33,232,689

	Total Long-Term Fixed Income (cost $689,519,450)			694,794,456

			Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

325	10-Yr. U.S. Treasury Note Futures	$106	11/21/2006	$5,078
145	20-Yr. U.S. Treasury Bond Futures	110	11/21/2006	6,797

	Total Options Purchased (cost $247,654)			11,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

Income Fund Schedule of Investments as of October 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.1%)		Rate (+)	Date	Value

71,849,012	Thrivent Financial Securities Lending Trust		5.300%	N/A	$71,849,012

	Total Collateral Held for Securities Loaned
	(cost $71,849,012)				71,849,012

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (8.3%)		Rate (+)	Date	Value

$10,500,000	DnB NORBank ASA		5.310%	11/1/2006	$10,500,000
763,000	Falcon Asset Securitization Corporation		5.300	11/13/2006	761,652
5,000,000	Falcon Asset Securitization Corporation		5.260	11/20/2006	4,986,119
5,000,000	Jupiter Securitization Company, LLC		5.300	11/17/2006	4,988,311
2,000,000	Jupiter Securitization Company, LLC		5.260	11/27/2006	1,992,402
27,543,642	Thrivent Money Market Fund		4.600	N/A	27,543,642
3,500,000	Windmill Funding Corporation		5.280	11/8/2006	3,496,407

	Total Short-Term Investments (at amortized cost)				54,268,533

	Total Investments (cost $815,884,649) 126.3%				$820,923,876

	Other Assets and Liabilities, Net (26.3%)				(170,891,169)

	Total Net Assets 100.0%				$650,032,707

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	5	December 2006	$525,013	$527,813	$2,800
10-Yr. U.S. Treasury Bond Futures	(460)	December 2006	($49,389,566)	($49,780,625)	($391,059)
20-Yr. U.S. Treasury Bond Futures	110	December 2006	$12,177,620	$12,392,189	$214,569

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

∞ Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Ω  Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

 ∈ At October 31, 2006, $1,074,042 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $64,955,606 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

√ In bankruptcy.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,019,968
Gross unrealized depreciation	(3,435,987)

Net unrealized appreciation (depreciation)	$4,583,981

Cost for federal income tax purposes	$816,339,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

Core Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.5%)	Rate	Date	Value

Asset-Backed Securities (27.1%)
$5,000,000	Americredit Automobile Receivables Trust ±∞	5.400%	11/6/2006	$5,001,625
3,000,000	Associates Manufactured Housing Contract
	Pass-Through Certificates ±	7.900	3/15/2027	3,067,539
5,000,000	Bear Stearns Asset-Backed Securities, Inc. ±∞	5.560	11/25/2006	5,004,275
3,621,931	Bear Stearns Mortgage Funding Trust ±∞	5.460	11/25/2006	3,621,916
3,000,000	CIT Equipment Collateral ±	4.420	5/20/2009	2,976,957
962,957	Countrywide Asset-Backed Certificates	3.903	1/25/2031	956,892
3,500,000	Countrywide Asset-Backed Certificates ±	5.549	4/25/2036	3,493,434
123,554	Credit Based Asset Servicing and Securitization ±	3.887	10/25/2034	122,979
4,000,000	Credit Based Asset Servicing and Securitization, LLC ∞	5.430	11/25/2006	4,000,508
2,500,000	Credit Based Asset Servicing and Securitization, LLC ±	5.501	12/25/2036	2,497,418
5,000,000	DaimlerChrysler Master Owner Trust ±∞∈	5.370	11/15/2006	5,000,685
189,680	Encore Credit Receivables Trust ±∞	5.440	11/25/2006	189,688
1,472,973	FBR Securitization Trust, LLC ∞	5.440	11/25/2006	1,473,083
2,500,000	First Franklin Mortgage Loan Asset-Backed Certificates ∞	5.410	11/25/2006	2,499,988
1,828,713	First Franklin Mortgage Loan Asset-Backed Certificates ∞	5.420	11/25/2006	1,829,015
3,397,136	First Horizon ABS Trust ∞	5.480	11/25/2006	3,397,119
2,638,910	Fremont Home Loan Trust ∞	5.480	11/25/2006	2,639,390
5,000,000	GE Dealer Floorplan Master Note Trust ±∞	5.360	11/20/2006	5,001,415
3,000,000	GMAC Mortgage Corporation Loan Trust ±∞	5.390	11/25/2006	3,003,750
5,000,000	GMAC Mortgage Corporation Loan Trust ∞∈	5.410	11/25/2006	5,000,660
2,855,512	GMAC Mortgage Corporation Loan Trust ∞	5.420	11/25/2006	2,855,504
1,523,687	Green Tree Financial Corporation ±∈	7.650	10/15/2027	1,578,837
5,000,000	Harley Davidson Motorcycle Trust ±∈	3.200	5/15/2012	4,885,780
2,796,037	Master Asset-Backed Securities Trust ∞	5.400	11/25/2006	2,796,582
4,295,846	National Collegiate Student Loan Trust ∞	5.380	11/25/2006	4,299,223
2,960,988	Option One Mortgage Loan Trust ±∞	5.480	11/25/2006	2,962,380
1,061,797	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	1,044,645
1,507,482	Popular ABS Mortgage Pass-Through Trust ∞	5.430	11/25/2006	1,507,478
2,652,822	Popular ABS Mortgage Pass-Through Trust ∞∈	5.450	11/25/2006	2,653,504
2,000,000	Popular ABS Mortgage Pass-Through Trust ±	4.000	12/25/2034	1,973,802
5,000,000	Renaissance Home Equity Loan Trust ~	5.608	5/25/2036	5,002,320
1,326,282	Residential Asset Securities Corporation ∞∈	5.430	11/25/2006	1,326,450
1,466,898	Residential Asset Securities Corporation	4.160	7/25/2030	1,446,945
2,152,943	SLM Student Loan Trust ±∞	5.387	1/25/2007	2,153,942
1,607,082	Specialty Underwriting and Residential Finance Trust ∞	5.440	11/25/2006	1,607,299
5,000,000	Textron Financial Floorplan Master Note Trust ±∞	5.440	11/13/2006	5,008,915
4,000,000	Wachovia Auto Loan Owner Trust	5.210	8/22/2011	4,012,031
501,518	Wachovia Mortgage Loan Trust, LLC ∞∈	5.430	11/25/2006	501,549

	Total Asset-Backed Securities			108,395,522

Basic Materials (0.5%)
2,000,000	Precision Castparts Corporation ±	5.600	12/15/2013	1,992,480

	Total Basic Materials			1,992,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

Core Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.5%)	Rate	Date	Value

Capital Goods (1.7%)
$2,000,000	Boeing Capital Corporation *	6.500%	2/15/2012	$2,123,032
890,000	Goodrich Corporation ∈	6.290	7/1/2016	919,817
935,000	Lockheed Martin Corporation ±	6.150	9/1/2036	993,518
2,750,000	Oakmont Asset Trust ±	4.514	12/22/2008	2,686,717

	Total Capital Goods			6,723,084

Commercial Mortgage-Backed Securities (21.6%)
5,000,000	Banc of America Commercial Mortgage, Inc. ±∈	6.085	6/11/2035	5,115,025
2,750,000	Banc of America Commercial Mortgage, Inc.	4.037	11/10/2039	2,662,594
3,000,000	Banc of America Commercial Mortgage, Inc. ±	5.118	7/11/2043	2,995,047
4,487,349	Banc of America Mortgage Securities, Inc. ±	4.817	9/25/2035	4,427,730
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	3.869	2/11/2041	2,924,289
4,000,000	Citigroup Commercial Mortgage Trust Ω	5.438	11/15/2018	4,000,000
1,349,627	Commercial Mortgage Pass-Through Certificates ±∞	5.420	11/15/2006	1,349,734
4,000,000	Commercial Mortgage Pass-Through Certificates ∞	5.450	11/15/2006	4,000,000
4,100,000	First Union National Bank Commercial Mortgage Trust ±	7.390	12/15/2031	4,328,235
5,000,000	GS Mortgage Securities Corporation	5.588	11/10/2039	5,094,300
3,148,703	HomeBanc Mortgage Trust ±∈	6.078	4/25/2037	3,189,715
4,543,575	J.P. Morgan Alternative Loan Trust ±∈	5.804	3/25/2036	4,580,478
5,500,000	LB-UBS Commercial Mortgage Trust ±	4.187	8/15/2029	5,377,614
4,045,494	Merrill Lynch Mortgage Investors, Inc. ±∈	4.881	6/25/2035	4,009,684
3,250,000	Merrill Lynch Mortgage Trust ±	5.264	1/12/2044	3,253,828
4,990,512	National Collegiate Student Loan Trust~	5.390	11/25/2006	4,992,459
3,904,945	Thornburg Mortgage Securities Trust ∞~	5.410	11/25/2006	3,893,797
1,824,133	Wachovia Bank Commercial Mortgage Trust ∞	5.520	11/15/2006	1,824,528
3,000,000	Wachovia Bank Commercial Mortgage Trust ±∈	4.390	2/15/2036	2,898,153
4,500,000	Wachovia Bank Commercial Mortgage Trust ∈	4.516	5/15/2044	4,409,986
3,833,335	Washington Mutual Asset Securities Corporation ~	3.830	1/25/2035	3,709,867
3,998,331	Washington Mutual Mortgage Pass-Through Certificates ~	4.837	9/25/2035	3,945,701
3,557,377	Zuni Mortgage Loan Trust ∞∈	5.450	11/25/2006	3,552,603

	Total Commercial Mortgage-Backed Securities			86,535,367

Communications Services (3.6%)
1,750,000	AT&T Broadband Corporation ±~	8.375	3/15/2013	1,999,046
755,000	AT&T Corporation ±	8.000	11/15/2031	945,884
2,000,000	British Telecom plc ±	8.375	12/15/2010	2,246,268
475,000	Comcast Corporation ±	5.900	3/15/2016	478,084
600,000	Comcast Corporation ~	6.500	1/15/2017	629,199
1,325,000	Cox Communications, Inc. ±	5.450	12/15/2014	1,294,385
520,000	New Cingular Wireless Services, Inc. ±	8.750	3/1/2031	681,380
510,000	News America, Inc. ±	6.400	12/15/2035	511,379
1,600,000	Nextel Communications, Inc. ±	7.375	8/1/2015	1,652,330
1,300,000	Nextel Partners, Inc. ∈	8.125	7/1/2011	1,365,000
1,500,000	Telecom Italia Capital SA ±	5.250	10/1/2015	1,402,684
990,000	Verizon Communications, Inc. ∈	5.550	2/15/2016	985,795

	Total Communications Services			14,191,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

Core Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.5%)	Rate	Date	Value

Consumer Cyclical (3.3%)
$1,500,000	Caesars Entertainment, Inc. ∈	8.500%	11/15/2006	$1,502,160
825,000	CVS Corporation ~	5.750	8/15/2011	837,647
390,000	CVS Corporation ±	6.125	8/15/2016	401,963
1,150,000	DaimlerChrysler North American Holdings Corporation ±	5.750	9/8/2011	1,150,862
1,250,000	Ford Motor Credit Company ±	6.625	6/16/2008	1,226,401
4,205,000	General Motors Acceptance Corporation ~	6.875	9/15/2011	4,233,863
770,000	General Motors Acceptance Corporation ±	8.000	11/1/2031	825,032
650,000	Home Depot, Inc. ∈	5.400	3/1/2016	649,005
1,950,000	Nissan Motor Acceptance Corporation ∈	5.625	3/14/2011	1,960,421
530,000	Walt Disney Company ∈	5.625	9/15/2016	536,154

	Total Consumer Cyclical			13,323,508

Consumer Non-Cyclical (1.2%)
1,845,000	Abbott Laboratories ±∈	5.600	5/15/2011	1,880,385
765,000	Baxter International, Inc. ~	5.900	9/1/2016	789,046
810,000	Fortune Brands, Inc. ±	5.875	1/15/2036	740,125
1,325,000	Wyeth ∈	6.950	3/15/2011	1,411,773

	Total Consumer Non-Cyclical			4,821,329

Energy (0.9%)
545,000	Anadarko Petroleum Corporation ~	5.950	9/15/2016	553,494
815,000	Boardwalk Pipelines, LLC ±	5.500	2/1/2017	792,558
630,000	Energy Transfer Partners, LP	6.125	2/15/2017	639,893
1,500,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ±	5.298	9/30/2020	1,447,410

	Total Energy			3,433,355

Financials (9.5%)
600,000	American International Group, Inc. ~	6.250	5/1/2036	641,923
1,825,000	Archstone-Smith Trust ±	5.250	12/1/2010	1,820,166
550,000	BAC Capital Trust XI ±	6.625	5/23/2036	592,469
1,250,000	Barnett Capital I ±	8.060	12/1/2026	1,302,150
650,000	Capital One Capital III ±	7.686	8/15/2036	716,780
825,000	CIT Group, Inc. ~	5.850	9/15/2016	837,043
1,250,000	Corestates Capital Trust I ±	8.000	12/15/2026	1,300,471
355,000	General Electric Capital Corporation ∈	5.720	8/22/2011	358,284
2,225,000	General Electric Capital Corporation ∈	4.375	3/3/2012	2,140,960
1,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	1,466,409
950,000	HSBC Holdings plc ±	6.500	5/2/2036	1,029,224
175,000	International Lease Finance Corporation ∈	4.875	9/1/2010	172,922
590,000	International Lease Finance Corporation *	5.750	6/15/2011	602,375
1,260,000	iStar Financial, Inc. ±	5.950	10/15/2013	1,268,607
1,500,000	J.P. Morgan Chase Bank NA ±∈	5.875	6/13/2016	1,540,760
355,000	Lincoln National Corporation ∈	7.000	5/17/2016	373,694
600,000	Merrill Lynch & Company, Inc. ±	6.050	5/16/2016	623,073
800,000	Mitsubishi UFG Capital Finance, Ltd. ∈	6.346	7/25/2016	807,915
1,350,000	Montpelier Re Holdings, Ltd. ±	6.125	8/15/2013	1,310,618

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

Core Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.5%)	Rate	Date	Value

Financials — continued
$1,500,000	Monumental Global Funding II ±	4.625%	3/15/2010	$1,472,781
720,000	Morgan Stanley ±	6.250	8/9/2026	754,188
2,000,000	ProLogis ±	5.500	4/1/2012	2,001,490
1,000,000	Prudential Financial, Inc. ∈	5.500	3/15/2016	1,001,211
1,875,000	RBS Capital Trust I	5.512	9/30/2014	1,844,751
2,040,000	Residential Capital Corporation ±∞	6.474	1/17/2007	2,057,283
2,890,000	Residential Capital Corporation ±	6.500	4/17/2013	2,940,988
1,750,000	Simon Property Group, LP ±	4.600	6/15/2010	1,713,551
1,240,000	Simon Property Group, LP ±	5.375	6/1/2011	1,241,329
850,000	Swiss RE Capital I, LP ∈	6.854	5/25/2016	887,847
770,000	Wachovia Bank NA ∈	4.875	2/1/2015	741,341
1,895,000	Wachovia Capital Trust III ∈	5.800	3/15/2011	1,911,689
725,000	Washington Mutual Bank FA	5.125	1/15/2015	701,154

	Total Financials			38,175,446

Mortgage-Backed Securities (33.7%)
25,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through Ω	5.000	11/1/2036	24,132,800
60,500,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through Ω	5.500	11/1/2036	59,781,557
50,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through Ω	6.500	11/1/2036	50,953,100

	Total Mortgage-Backed Securities			134,867,457

Technology (0.6%)
2,500,000	Deluxe Corporation ±	3.500	10/1/2007	2,437,500

	Total Technology			2,437,500

Transportation (0.6%)
1,227,829	FedEx Corporation ±	6.720	1/15/2022	1,323,722
990,000	Northwest Airlines, Inc. ∈√	6.841	4/1/2011	981,338

	Total Transportation			2,305,060

U.S. Government (16.6%)
2,000,000	Federal Home Loan Bank ∈	5.625	6/13/2016	2,065,088
2,500,000	Federal Home Loan Mortgage Corporation	5.400	2/28/2011	2,499,350
2,500,000	Federal National Mortgage Association	5.300	2/22/2011	2,488,695
5,000,000	Federal National Mortgage Association ±	5.500	3/15/2011	5,120,425
3,600,000	U.S. Treasury Bonds	7.625	2/15/2025	4,818,658
340,000	U.S. Treasury Bonds *	6.125	8/15/2029	402,608
155,000	U.S. Treasury Bonds *	5.375	2/15/2031	168,284
50,000	U.S. Treasury Notes	4.250	10/15/2010	49,416
1,600,000	U.S. Treasury Notes *	4.375	12/15/2010	1,588,062
2,500,000	U.S. Treasury Notes *	4.250	1/15/2011	2,468,360
10,105,000	U.S. Treasury Notes *	4.875	4/30/2011	10,225,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

Core Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (122.5%)	Rate	Date	Value

U.S. Government — continued
$2,125,000	U.S. Treasury Notes *	4.500%	9/30/2011	$2,117,611
3,125,000	U.S. Treasury Notes *	4.375	8/15/2012	3,096,556
1,100,000	U.S. Treasury Notes *	4.250	8/15/2013	1,078,688
8,980,000	U.S. Treasury Notes *	4.000	2/15/2015	8,612,027
10,685,000	U.S. Treasury Notes *∈	4.125	5/15/2015	10,331,476
3,230,000	U.S. Treasury Notes *	5.125	5/15/2016	3,357,685
1,800,000	U.S. Treasury Notes *	4.875	8/15/2016	1,837,406
4,326,600	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	4,214,377

	Total U.S. Government			66,540,163

Utilities (1.6%)
950,000	Cincinnati Gas & Electric Company ~	5.700	9/15/2012	960,864
1,500,000	Exelon Corporation ±	6.750	5/1/2011	1,573,280
1,127,409	Power Receivables Finance, LLC	6.290	1/1/2012	1,136,879
800,000	Progress Energy, Inc. ±	7.000	10/30/2031	900,648
800,000	PSI Energy, Inc. ±	5.000	9/15/2013	774,751
1,060,000	Virginia Electric & Power Company ±	6.000	1/15/2036	1,068,657

	Total Utilities			6,415,079

	Total Long-Term Fixed Income (cost $488,878,159)			490,156,784

			Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

210	10-Yr. U.S. Treasury Note Futures	$106	11/21/2006	$3,281
90	20-Yr. U.S. Treasury Bond Futures	110	11/21/2006	4,219

	Total U.S. Government			7,500

	Total Options Purchased (cost $157,358)			7,500

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.9%)	Rate (+)	Date	Value

51,452,125	Thrivent Financial Securities Lending Trust	5.300%	N/A	$51,452,125

	Total Collateral Held for Securities Loaned
	(cost $51,452,125)			51,452,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

Core Bond Fund Schedule of Investments as of October 31, 2006

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (11.5%)	Rate (+)	Date	Value

$7,155,000	Amsterdam Funding Corporation	5.330%	11/1/2006	$7,155,000
4,500,000	Edison Asset Securitization, LLC ±	5.260	11/14/2006	4,491,452
3,000,000	Falcon Asset Securitization Corporation ∈	5.260	11/20/2006	2,991,672
3,000,000	GOVCO, Inc.	5.260	11/14/2006	2,994,302
3,000,000	Jupiter Securitization Company, LLC ±	5.260	11/27/2006	2,988,603
2,000,000	Preferred Receivables Funding Corporation ±	5.265	11/13/2006	1,996,490
2,500,000	Three Pillars, Inc.	5.270	11/3/2006	2,499,268
17,948,985	Thrivent Money Market Fund	4.600	N/A	17,948,985
3,000,000	Windmill Funding Corporation	5.260	11/10/2006	2,996,055

	Total Short-Term Investments (at amortized cost)			46,061,827

	Total Investments (cost $586,549,469) 146.9%			$587,678,236

	Other Assets and Liabilities, Net (46.9%)			(187,497,273)

	Total Net Assets 100.0%			$400,180,963

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	(145)	December 2006	($15,249,488)	($15,306,563)	($57,075)
10-Yr. U.S. Treasury Bond Futures	(175)	December 2006	($18,751,619)	($18,938,282)	($186,663)
20-Yr. U.S. Treasury Bond Futures	150	December 2006	$16,605,845	$16,898,439	$292,594

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∞ Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Ω  Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

∈ At October 31, 2006, $966,914 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $53,474,054 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

√ In bankruptcy.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,737,158
Gross unrealized depreciation	(2,222,299)

Net unrealized appreciation (depreciation)	$514,859
Cost for federal income tax purposes	$587,163,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

Limited Maturity Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (104.6%)	Rate	Date	Value

Asset-Backed Securities (27.3%)
$1,500,000	Americredit Automobile Receivables Trust ∞	5.400%	11/6/2006	$1,500,488
1,000,000	Americredit Automobile Receivables Trust	3.430	7/6/2011	975,717
382,168	Banc of America Securities Auto Trust	3.890	6/18/2008	381,382
728,373	Capital Auto Receivables Asset Trust	3.350	2/15/2008	724,914
1,486,296	Caterpillar Financial Asset Trust	3.900	2/25/2009	1,474,042
2,500,000	Chase Funding Issuance Trust ∞	5.310	11/15/2006	2,500,582
2,000,000	Chase Manhattan Auto Owner Trust	4.840	7/15/2009	1,993,044
1,500,000	CIT Equipment Collateral	4.420	5/20/2009	1,488,478
481,479	Countrywide Asset-Backed Certificates	3.903	1/25/2031	478,446
2,000,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	1,996,248
2,269,000	Countrywide Asset-Backed Certificates	5.683	10/25/2036	2,277,831
2,000,000	Countrywide Home Loans Asset-Backed Securities	6.085	6/25/2021	2,025,184
972,770	CPS Auto Trust	4.520	3/15/2010	967,939
106,788	Credit Based Asset Servicing and Securitization	3.887	10/25/2034	106,291
2,000,000	Credit Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	1,997,934
3,000,000	DaimlerChrysler Auto Trust	5.330	8/8/2010	3,011,142
1,500,000	DaimlerChrysler Master Owner Trust ∞	5.370	11/15/2006	1,500,206
2,500,000	Drive Auto Receivables Trust	5.300	7/15/2011	2,505,469
37,936	Encore Credit Receivables Trust ∞	5.440	11/25/2006	37,938
498,728	First Franklin Mortgage Loan Asset-Backed Certificates	5.500	3/25/2036	497,802
527,782	Fremont Home Loan Trust ∞	5.480	11/25/2006	527,878
1,677,574	GE Commercial Loan Trust ∞	5.434	1/19/2007	1,677,574
1,500,000	GE Dealer Floorplan Master Note Trust -	5.360	11/20/2006	1,500,424
1,500,000	GE Equipment Small Ticket, LLC	4.380	7/22/2009	1,487,571
1,500,000	GMAC Mortgage Corporation Loan Trust ±∞	5.410	11/25/2006	1,500,198
2,379,593	GMAC Mortgage Corporation Loan Trust ∞	5.420	11/25/2006	2,379,586
2,500,000	GMAC Mortgage Corporation Loan Trust	5.750	10/25/2036	2,505,710
671,516	Goldman Sachs Asset Management Products Trust	5.500	4/25/2036	670,507
1,500,000	Harley Davidson Motorcycle Trust	5.240	1/15/2012	1,504,988
1,000,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	977,156
651,452	Honda Auto Receivables Owner Trust ±	2.910	10/20/2008	644,021
699,220	Honda Auto Receivables Owner Trust	2.790	3/16/2009	690,923
992,664	Honda Auto Receivables Owner Trust	2.960	4/20/2009	979,662
1,750,000	Household Automotive Trust	5.400	6/17/2009	1,750,387
2,000,000	Household Home Equity Loan Trust	5.660	3/20/2036	2,005,912
501,239	Hyundai Auto Receivables Trust	3.880	6/16/2008	499,596
1,000,000	John Deere Owner Trust	3.980	6/15/2009	990,176
351,827	Long Beach Asset Holdings Corporation	5.780	5/25/2046	351,345
1,040,322	Long Beach Asset Holdings Corporation	5.877	6/25/2046	1,039,146
750,000	MBNA Credit Card Master Note Trust	4.950	6/15/2009	749,608
579,377	Navistar Financial Corporation	4.090	7/15/2008	577,876
1,321,495	Nissan Auto Lease Trust	3.180	6/15/2010	1,308,215
1,000,000	Nissan Auto Receivables Owner Trust	4.740	9/15/2009	994,785
758,116	Nomura Asset Acceptance Corporation ∞	5.460	11/25/2006	758,198
1,179,774	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	1,160,716

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

Limited Maturity Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (104.6%)	Rate	Date	Value

Asset-Backed Securities — continued
$500,000	Popular ABS Mortgage Pass-Through Trust	4.000%	12/25/2034	$493,450
311,772	Renaissance Home Equity Loan Trust	3.856	1/25/2035	310,399
2,000,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	2,000,928
820,112	Residential Asset Securities Corporation	5.010	4/25/2033	813,865
645,883	SLM Student Loan Trust ∞	5.387	1/25/2007	646,183
1,500,000	Textron Financial Floorplan Master Note Trust ∞	5.440	11/13/2006	1,502,674
2,000,000	USAA Auto Owner Trust	4.830	4/15/2010	1,991,782
3,000,000	Wachovia Auto Loan Owner Trust	5.210	8/22/2011	3,009,023
3,500,000	Washington Mutual, Inc. Ω	Zero Coupon	12/25/2046	3,500,000
431,965	World Omni Auto Receivables Trust	4.300	3/20/2008	431,240

	Total Asset-Backed Securities			72,372,779

Basic Materials (1.0%)
700,000	Equistar Chemicals, LP	10.125	9/1/2008	742,000
500,000	ICI North America	8.875	11/15/2006	500,816
1,000,000	Lubrizol Corporation *	4.625	10/1/2009	981,709
500,000	Monsanto Company	4.000	5/15/2008	490,170

	Total Basic Materials			2,714,695

Capital Goods (1.5%)
1,000,000	John Deere Capital Corporation	4.400	7/15/2009	982,079
1,000,000	Oakmont Asset Trust	4.514	12/22/2008	976,988
500,000	Raytheon Company	6.750	8/15/2007	504,652
1,500,000	Tyco International Group SA Participation
	Certificate Trust	4.436	6/15/2007	1,489,608

	Total Capital Goods			3,953,327

Commercial Mortgage-Backed Securities (18.1%)
2,507,974	American Home Mortgage Assets Trust ∞	5.678	11/25/2006	2,507,977
600,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	596,986
750,000	Banc of America Commercial Mortgage, Inc.	4.037	11/10/2039	726,162
72,061	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	71,442
1,346,205	Banc of America Mortgage Securities, Inc.	4.817	9/25/2035	1,328,319
1,807,917	Bear Stearns Adjustable Rate Mortgage Trust >	4.625	8/25/2010	1,761,121
700,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	682,334
730,912	Citigroup Mortgage Loan Trust, Inc.	4.922	8/25/2035	723,298
2,000,000	Citigroup Mortgage Loan Trust, Inc.	5.536	3/25/2036	1,995,530
404,888	Commercial Mortgage Pass-Through Certificates ∞	5.420	11/15/2006	404,920
1,000,000	Commercial Mortgage Pass-Through Certificates ∞	5.450	11/15/2006	1,000,000
2,184,095	Countrywide Home Loans, Inc.	5.398	3/20/2036	2,178,799
2,417,313	Countrywide Home Loans, Inc.	5.924	9/20/2036	2,440,089
2,549,350	Federal Home Loan Mortgage Corporation
	Multifamily Structured Pass Through	5.487	4/25/2010	2,557,136
1,330,296	General Electric Commercial Mortgage Corporation	4.591	7/10/2045	1,314,287
1,799,259	HomeBanc Mortgage Trust	6.078	4/25/2037	1,822,694
892,213	Impac CMB Trust ∞	5.640	11/25/2006	893,082

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

Limited Maturity Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (104.6%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$1,817,430	J.P. Morgan Alternative Loan Trust	5.804%	3/25/2036	$1,832,191
1,042,535	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	2.790	1/12/2039	1,004,179
250,000	LB-UBS Commercial Mortgage Trust ±	3.323	3/15/2027	243,828
750,000	LB-UBS Commercial Mortgage Trust	4.187	8/15/2029	733,311
1,294,409	LB-UBS Commercial Mortgage Trust	4.741	9/15/2040	1,285,421
551,911	Lehman Brothers “CALSTRS” Mortgage Trust	3.988	11/20/2012	544,487
1,618,198	Merrill Lynch Mortgage Investors, Inc.	4.881	6/25/2035	1,603,874
1,666,154	Residential Accredit Loans, Inc.	5.625	9/25/2035	1,673,214
1,854,054	Wachovia Bank Commercial Mortgage Loan Trust	5.600	5/20/2036	1,863,011
608,044	Wachovia Bank Commercial Mortgage Trust ∞	5.520	11/15/2006	608,176
2,841,328	Washington Mutual Alternative Loan Trust ∞	5.678	11/25/2006	2,845,212
1,533,334	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	1,483,947
1,763,570	Washington Mutual Mortgage Pass-Through Certificates ∞	5.610	11/25/2006	1,773,351
2,921,017	Washington Mutual Mortgage Pass-Through Certificates ∞	5.638	11/25/2006	2,919,990
1,199,499	Washington Mutual Mortgage Pass-Through Certificates	4.837	9/25/2035	1,183,710
2,000,000	Wells Fargo Mortgage Backed Securities Trust	3.539	9/25/2034	1,934,590
695,222	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	689,700
845,792	Wells Fargo Mortgage Backed Securities Trust	5.095	3/25/2036	836,145

	Total Commercial Mortgage-Backed Securities			48,062,513

Communications Services (4.3%)
600,000	CenturyTel, Inc. ±	4.628	5/15/2007	597,428
1,400,000	Comcast Cable Communications, Inc. ±	6.200	11/15/2008	1,426,867
750,000	Cox Communications, Inc.	7.875	8/15/2009	796,384
1,050,000	GTE Corporation	7.510	4/1/2009	1,100,064
1,000,000	Nextel Partners, Inc.	8.125	7/1/2011	1,050,000
500,000	Qwest Corporation	5.625	11/15/2008	498,125
1,000,000	SBC Communications, Inc.	4.125	9/15/2009	970,572
1,000,000	Sprint Capital Corporation	6.125	11/15/2008	1,015,355
1,000,000	Telecom Italia Capital SA	4.000	11/15/2008	972,858
500,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	490,660
1,000,000	Time Warner Entertainment Company, LP	7.250	9/1/2008	1,032,087
1,525,000	Viacom, Inc. ±	5.625	5/1/2007	1,526,130

	Total Communications Services			11,476,530

Consumer Cyclical (5.6%)
750,000	Carnival Corporation ±	3.750	11/15/2007	736,484
900,000	D.R. Horton, Inc. ±	8.000	2/1/2009	945,926
1,000,000	DaimlerChrysler North American Holdings Corporation ∞	6.019	11/1/2006	1,003,172
750,000	Ford Motor Credit Company	6.625	6/16/2008	735,841
3,600,000	General Motors Acceptance Corporation	4.375	12/10/2007	3,531,514
1,700,000	Harrah’s Operating Company, Inc.	7.125	6/1/2007	1,707,905
3,000,000	Host Marriott, LP	9.500	1/15/2007	3,018,750
900,000	May Department Stores Company	4.800	7/15/2009	885,969

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

Limited Maturity Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (104.6%)	Rate	Date	Value

Consumer Cyclical — continued
$1,959,958	SLM Private Credit Student Loan Trust ∞	5.400%	12/15/2006	$1,960,361
250,000	Starwood Hotels & Resorts Worldwide, Inc. >	7.375	5/1/2007	251,562

	Total Consumer Cyclical			14,777,484

Consumer Non-Cyclical (4.3%)
1,500,000	Abbott Laboratories ±	5.375	5/15/2009	1,512,650
1,000,000	Baxter International, Inc. ±	5.196	2/16/2008	995,288
900,000	Beckman Coulter, Inc. ±	7.450	3/4/2008	919,329
1,500,000	Cadbury Schweppes plc ±	3.875	10/1/2008	1,460,312
1,500,000	General Mills, Inc.	6.378	10/15/2008	1,528,678
750,000	Harvard University ±	8.125	4/15/2007	759,172
825,000	Kroger Company	6.375	3/1/2008	833,237
1,200,000	Maytag Corporation	6.875	12/1/2006	1,201,067
1,200,000	Miller Brewing Company	4.250	8/15/2008	1,177,228
400,000	Safeway, Inc.	6.500	11/15/2008	408,625
700,000	Wyeth	4.375	3/1/2008	691,523

	Total Consumer Non-Cyclical			11,487,109

Energy (2.8%)
1,100,000	Duke Capital, LLC ±	4.331	11/16/2006	1,099,390
1,075,000	Enterprise Products Operating, LP	4.000	10/15/2007	1,059,319
500,000	Enterprise Products Operating, LP	4.625	10/15/2009	489,612
1,000,000	KeySpan Corporation ±	4.900	5/16/2008	994,901
1,281,000	Marathon Oil Corporation	5.375	6/1/2007	1,281,552
1,000,000	Oneok, Inc.	5.510	2/16/2008	1,000,766
1,500,000	Panhandle Eastern Pipe Line Company ∈	2.750	3/15/2007	1,484,546

	Total Energy			7,410,086

Financials (16.1%)
750,000	Abbey National plc ±>	6.700	6/15/2008	764,365
1,000,000	American General Finance Corporation ±∞	5.494	1/18/2007	1,001,553
300,000	Barnett Capital I ±	8.060	12/1/2026	312,516
500,000	Capital One Bank	4.875	5/15/2008	497,162
1,000,000	Capital One Financial Corporation ∈	4.738	5/17/2007	995,577
1,000,000	Chubb Corporation ±	4.934	11/16/2007	996,454
1,000,000	CIT Group, Inc. ∈	4.750	8/15/2008	992,171
1,500,000	CNA Financial Corporation ±	6.750	11/15/2006	1,500,508
300,000	Corestates Capital Trust I	8.000	12/15/2026	312,113
1,100,000	Countrywide Home Loans, Inc.	4.125	9/15/2009	1,067,404
900,000	Credit Suisse First Boston USA, Inc. ∞	5.520	12/11/2006	901,460
1,000,000	Donaldson, Lufkin & Jenrette, Inc. ∈	6.500	4/1/2008	1,017,535
750,000	EOP Operating, LP	6.800	1/15/2009	772,687
500,000	First Chicago Corporation	6.375	1/30/2009	512,816
900,000	Goldman Sachs Group, Inc.	4.500	6/15/2010	880,724
900,000	Hartford Financial Services Group, Inc.	5.550	8/16/2008	904,860
1,200,000	International Lease Finance Corporation	3.300	1/23/2008	1,168,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

214

Limited Maturity Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (104.6%)	Rate	Date	Value

Financials — continued
$750,000	iSTAR Financial, Inc.	4.875%	1/15/2009	$740,596
900,000	John Hancock Global Funding II *	3.750	9/30/2008	876,018
1,000,000	KeyCorp	4.700	5/21/2009	987,208
1,500,000	Lehman Brothers Holdings E-Capital Trust I ∞	6.173	11/20/2006	1,510,136
1,000,000	Lehman Brothers Holdings, Inc. ∈	3.500	8/7/2008	972,057
650,000	Liberty Property, LP	6.950	12/1/2006	650,617
1,000,000	Marsh & McLennan Companies, Inc.	5.375	3/15/2007	999,285
1,000,000	MBNA Europe Funding plc ∞	5.490	12/7/2006	1,000,725
1,000,000	Merrill Lynch & Company, Inc. ∞	5.704	1/22/2007	1,002,990
1,200,000	Merrill Lynch & Company, Inc. *	4.000	11/15/2007	1,183,229
1,500,000	Mizuho Preferred Capital Company, LLC	8.790	6/30/2008	1,577,094
500,000	Monumental Global Funding II	3.850	3/3/2008	490,688
700,000	Pacific Life Global Funding	3.750	1/15/2009	680,939
900,000	Popular North America, Inc.	5.200	12/12/2007	896,542
1,000,000	Premium Asset Trust ∞	5.524	1/16/2007	1,001,062
600,000	Pricoa Global Funding I	4.350	6/15/2008	590,599
1,000,000	Protective Life Secured Trust	4.000	10/7/2009	970,448
300,000	Residential Capital Corporation ∞	7.204	1/17/2007	300,671
1,000,000	Residential Capital Corporation	6.125	11/21/2008	1,005,550
1,200,000	Simon Property Group, LP ±	6.375	11/15/2007	1,210,208
1,000,000	SLM Corporation	4.000	1/15/2009	975,078
1,500,000	St. Paul Travelers Companies, Inc. ±	5.750	3/15/2007	1,502,392
775,000	Tokai Preferred Capital Company, LLC	9.980	6/30/2008	828,609
750,000	Union Planters Bank	5.125	6/15/2007	749,054
600,000	UnumProvident Corporation	5.997	5/15/2008	604,147
700,000	Wachovia Corporation	6.150	3/15/2009	714,758
1,000,000	Washington Mutual, Inc.	4.000	1/15/2009	976,089
1,000,000	Wells Fargo & Company ∞	5.490	12/15/2006	1,001,682
1,000,000	Westpac Banking Corporation *∞	5.460	11/27/2006	1,000,529
1,000,000	World Savings Bank FSB ∞	5.460	12/1/2006	1,000,707

	Total Financials			42,598,550

Foreign (<0.1%)
41,667	Pemex Finance, Ltd.	8.450	2/15/2007	41,873

	Total Foreign			41,873

Industrials (0.6%)
1,500,000	Precision Castparts Corporation	6.750	12/15/2007	1,520,727

	Total Industrials			1,520,727

Mortgage-Backed Securities (6.1%)
16,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through Ω	6.500	11/1/2036	16,304,992

	Total Mortgage-Backed Securities			16,304,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

215

Limited Maturity Bond Fund Schedule of Investments as of October 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (104.6%)	Rate	Date	Value

Technology (0.4%)
$1,000,000	Deluxe Corporation ±	3.500%	10/1/2007	$975,000

	Total Technology			975,000

Transportation (0.4%)
700,000	FedEx Corporation	3.500	4/1/2009	672,699
500,000	Southwest Airlines Company	5.496	11/1/2006	500,000

	Total Transportation			1,172,699

U.S. Government (11.4%)
1,000,000	Federal Home Loan Bank	4.250	4/16/2007	995,189
2,000,000	Federal Home Loan Bank	4.625	7/18/2007	1,991,494
1,500,000	Federal Home Loan Bank	4.625	10/24/2007	1,492,056
3,000,000	Federal Home Loan Bank	4.100	6/13/2008	2,962,056
2,500,000	Federal Home Loan Bank *	5.125	6/13/2008	2,507,630
1,500,000	Federal Home Loan Mortgage Corporation	4.125	4/2/2007	1,492,455
3,500,000	Federal Home Loan Mortgage Corporation *	5.125	4/18/2008	3,508,204
2,500,000	Federal Home Loan Mortgage Corporation *	3.875	6/15/2008	2,459,245
1,000,000	Federal Home Loan Mortgage Corporation	4.625	8/15/2008	994,993
2,000,000	Federal Home Loan Mortgage Corporation	4.000	9/22/2009	1,954,148
1,500,000	Federal National Mortgage Association	4.375	9/7/2007	1,489,191
1,200,000	Federal National Mortgage Association	5.400	2/1/2008	1,204,950
1,000,000	Federal National Mortgage Association	3.875	7/15/2008	982,923
1,500,000	Federal National Mortgage Association *	4.000	9/2/2008	1,473,152
2,000,000	Federal National Mortgage Association	5.300	2/22/2011	1,990,956
2,704,125	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	2,633,985

	Total U.S. Government			30,132,627

U.S. Municipals (0.3%)
750,000	Washington State Office of the State Treasurer	4.500	7/1/2007	745,912

	Total U.S. Municipals			745,912

Utilities (4.4%)
1,000,000	Carolina Power & Light, Inc. ∈	5.950	3/1/2009	1,015,678
1,000,000	CenterPoint Energy, Inc. ±	5.875	6/1/2008	1,005,586
375,000	Cleveland Electric Illuminating Company	7.430	11/1/2009	395,979
750,000	Dominion Resources, Inc. ∞	5.664	12/28/2006	750,233
325,000	DPL, Inc.	6.250	5/15/2008	326,970
500,000	DTE Energy Company	5.630	8/16/2007	500,502
420,000	FirstEnergy Corporation	5.500	11/15/2006	420,205
500,000	Indiana Michigan Power Company ∈	6.125	12/15/2006	499,948
1,000,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	973,852
500,000	Pacific Gas & Electric Company *	3.600	3/1/2009	482,624
375,803	Power Receivables Finance, LLC	6.290	1/1/2012	378,960
1,000,000	PSEG Funding Trust ∈	5.381	11/16/2007	998,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

216

Limited Maturity Bond Fund Schedule of Investments as of October 31, 2006

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (104.6%)		Rate	Date	Value

Utilities — continued
$1,950,000	Southwestern Public Service Company		5.125%	11/1/2006	$1,950,000
1,500,000	Teco Energy, Inc.		6.125	5/1/2007	1,500,000
400,000	Texas-New Mexico Power Company		6.125	6/1/2008	402,526

	Total Utilities				11,601,885

	Total Long-Term Fixed Income (cost $277,957,596)				277,348,788

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.7%)		Rate (+)	Date	Value

15,075,000	Thrivent Financial Securities Lending Trust		5.300%	N/A	$15,075,000

	Total Collateral Held for Securities Loaned
	(cost $15,075,000)				15,075,000

			Interest	Maturity
Shares	Short-Term Investments (2.1%)		Rate (+)	Date	Value

5,447,586	Thrivent Money Market Fund		4.600%	N/A	$5,447,586

	Total Short-Term Investments (at amortized cost)				5,447,586

	Total Investments (cost $298,480,182) 112.4%				$297,871,374

	Other Assets and Liabilities, Net (12.4%)				(32,870,583)

	Total Net Assets 100.0%				$265,000,791

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	(10)	December 2006	($1,051,611)	($1,055,625)	($4,014)
10-Yr. U.S. Treasury Bond Futures	(40)	December 2006	($4,295,192)	($4,328,750)	($33,558)

* All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

∞ Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Ω  Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

∈ At October 31, 2006, $1,017,535 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $6,958,798 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$531,349
Gross unrealized depreciation	(1,145,118)

Net unrealized appreciation (depreciation)	($613,769)
Cost for federal income tax purposes	$298,485,143

The accompanying Notes to Financial Statements are an integral part of this schedule.

217

Money Market Fund Schedule of Investments as of October 31, 2006

Principal			Maturity
Amount	Certificates of Deposit (1.5%)	Yield (+)	Date	Value

Banking — Domestic (0.9%)
$3,375,000	BNP Paribas Chicago	4.790%	12/27/2006	$3,375,000
4,091,000	Dexia Bank NY	4.525	11/17/2006	4,087,042
3,380,000	Royal Bank of Canada NY	4.750	12/4/2006	3,380,000

	Total Banking — Domestic			10,842,042

Banking — Foreign (0.6%)
2,200,000	Deutsche Bank AG	5.000	2/12/2007	2,200,000
3,000,000	Deutsche Bank NY	5.510	8/31/2007	3,000,000
2,170,000	Svenska Handelsbanken NY	5.055	2/20/2007	2,170,000

	Total Banking — Foreign			7,370,000

	Total Certificates of Deposit			18,212,042

Principal			Maturity
Amount	Commercial Paper (74.7%)	Yield (+)	Date	Value

Asset-Backed Commercial Paper (0.9%)
$10,300,000	Corporate Asset Finance Company, LLC	5.301%	12/5/2006	$10,248,832

	Total Asset-Backed Commercial Paper			10,248,832

Banking — Domestic (9.7%)
17,200,000	Acts Retirement — Life Communities, Inc.	5.300	11/7/2006	17,184,807
2,500,000	Bank of America Corporation	5.300	11/20/2006	2,493,007
2,840,000	Barclays Bank plc NY	5.200	4/3/2007	2,840,000
5,175,000	Blue Spice, LLC	5.260	1/23/2007	5,112,242
20,700,000	Depfa Bank plc NY	5.350	11/30/2006	20,700,000
3,435,000	MLTC Funding, Inc.	5.300	11/30/2006	3,420,334
15,461,000	River Fuel Company No. 2, Inc.	5.250	1/31/2007	15,255,820
14,000,000	Society of New York	5.280	11/1/2006	14,000,000
11,644,000	Stadshypotek Delaware, Inc.	5.270	11/16/2006	11,618,432
20,700,000	Stadshypotek Delaware, Inc.	5.270	11/27/2006	20,621,214
3,520,000	UBS Finance Corporation	5.270	11/16/2006	3,512,271

	Total Banking — Domestic			116,758,127

Banking — Foreign (0.7%)
2,150,000	Deutsche Bank AG	5.120	3/27/2007	2,150,000
6,400,000	HBOS Treasury Services plc	5.270	12/15/2006	6,358,777

	Total Banking — Foreign			8,508,777

Consumer Cyclical (4.5%)
13,800,000	Golden Funding Corporation	5.275	11/13/2006	13,775,735
10,662,000	Golden Funding Corporation	5.280	11/27/2006	10,621,342
18,520,000	Golden Funding Corporation	5.270	12/13/2006	18,406,133
11,545,000	Golden Funding Corporation	5.260	1/12/2007	11,423,547

	Total Consumer Cyclical			54,226,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

218

Money Market Fund Schedule of Investments as of October 31, 2006

Principal			Maturity
Amount	Commercial Paper (74.7%)	Yield (+)	Date	Value

Consumer Non-Cyclical (1.0%)
$10,275,000	Nestle Capital Corporation	5.275%	7/18/2007	$9,885,056
2,070,000	Nestle Capital Corporation	5.225	8/10/2007	1,985,277

	Total Consumer Non-Cyclical			11,870,333

Education (11.2%)
16,525,000	Duke University	5.450	12/1/2006	16,449,948
10,660,000	Duke University	5.560	12/6/2006	10,602,378
15,525,000	Northwestern University	5.320	11/1/2006	15,525,000
31,440,000	Northwestern University	5.510	12/6/2006	31,272,420
9,640,000	Northwestern University	5.350	1/5/2007	9,546,880
10,300,000	University of Washington	5.400	4/3/2007	10,300,000
3,450,000	Yale University	5.300	11/1/2006	3,450,000
4,570,000	Yale University	5.440	12/4/2006	4,547,254
34,250,000	Yale University	5.510	12/6/2006	34,066,520

	Total Education			135,760,400

Finance (36.7%)
8,995,000	Amsterdam Funding Corporation	5.330	11/1/2006	8,995,000
20,700,000	Aspen Funding Corporation ±	5.270	12/19/2006	20,554,548
18,614,000	Bryant Park Funding, LLC	5.270	12/15/2006	18,494,105
6,957,000	Bryant Park Funding, LLC	5.250	12/26/2006	6,901,199
20,535,000	Chariot Funding, LLC	5.270	12/18/2006	20,393,714
2,620,000	Corporate Receivables Corporation Funding, LLC	5.270	11/3/2006	2,619,233
17,250,000	Corporate Receivables Corporation Funding, LLC	5.280	11/21/2006	17,199,400
20,570,000	Corporate Receivables Corporation Funding, LLC	5.260	12/19/2006	20,425,736
5,510,000	Edison Asset Securitization, LLC	5.230	3/14/2007	5,403,536
17,150,000	Falcon Asset Securitization Corporation	5.260	12/12/2006	17,047,262
13,800,000	Fountain Square Commercial Funding Corporation	5.280	12/18/2006	13,704,872
6,900,000	Galaxy Funding, Inc.	5.330	11/6/2006	6,894,892
5,860,000	Galaxy Funding, Inc.	5.270	12/19/2006	5,818,824
3,510,000	Grampian Funding, LLC	5.090	11/1/2006	3,510,000
5,540,000	Grampian Funding, LLC	5.260	11/17/2006	5,527,320
3,425,000	Grampian Funding, LLC	5.380	12/18/2006	3,400,944
10,300,000	Grampian Funding, LLC	5.230	2/2/2007	10,160,838
17,130,000	Greyhawk Funding, LLC	5.260	2/1/2007	16,899,735
17,100,000	Greyhawk Funding, LLC	5.240	2/26/2007	16,808,787
4,700,000	Greyhawk Funding, LLC	5.240	4/12/2007	4,589,174
20,570,000	Liberty Harbour CDO, Inc.	5.290	11/8/2006	20,548,842
13,700,000	Liberty Harbour CDO, Inc.	5.280	11/10/2006	13,681,916
13,710,000	Liberty Harbour CDO, Inc.	5.280	11/15/2006	13,681,849
20,580,000	NATC California, LLC	5.270	1/12/2007	20,363,087
13,700,000	Nieuw Amsterdam Receivables Corporation	5.270	11/10/2006	13,681,950
1,000,000	Nieuw Amsterdam Receivables Corporation	5.270	12/19/2006	992,973
5,920,000	North Sea Funding, LLC	5.270	11/20/2006	5,903,534
17,135,000	North Sea Funding, LLC	5.270	1/23/2007	16,926,805
3,660,000	North Sea Funding, LLC	5.230	4/18/2007	3,570,672

The accompanying Notes to Financial Statements are an integral part of this schedule.

219

Money Market Fund Schedule of Investments as of October 31, 2006

Principal			Maturity
Amount	Commercial Paper (74.7%)	Yield (+)	Date	Value

Finance — continued
$6,500,000	Old Line Funding, LLC	5.260%	12/20/2006	$6,453,464
14,179,000	Paradigm Funding, LLC	5.270	12/11/2006	14,095,974
4,450,000	Paradigm Funding, LLC	5.250	12/28/2006	4,413,009
6,860,000	Paradigm Funding, LLC	5.230	1/31/2007	6,769,309
12,000,000	Paradigm Funding, LLC	5.250	3/2/2007	11,788,250
12,750,000	Solitaire Funding, LLC	5.280	12/1/2006	12,693,900
6,900,000	Solitaire Funding, LLC	5.250	2/22/2007	6,786,294
20,570,000	Thames Asset Global Securitization, Inc.	5.270	11/20/2006	20,512,787
3,450,000	Thames Asset Global Securitization, Inc.	5.270	11/27/2006	3,436,869
6,975,000	Three Pillars, Inc.	5.140	11/27/2006	6,949,106
6,900,000	Thunder Bay Funding, Inc.	5.270	11/9/2006	6,891,919
7,930,000	Tulip Funding Corporation	5.270	11/20/2006	7,907,944

	Total Finance			443,399,572

Insurance (4.8%)
3,590,000	Aquinas Funding, LLC	5.130	11/22/2006	3,579,256
5,520,000	Aquinas Funding, LLC	5.350	12/15/2006	5,483,905
4,125,000	Aquinas Funding, LLC	5.450	12/26/2006	4,090,654
10,300,000	Aquinas Funding, LLC	5.250	12/27/2006	10,215,883
13,700,000	Curzon Funding, LLC	5.380	11/3/2006	13,695,905
4,830,000	Curzon Funding, LLC	5.270	11/15/2006	4,820,101
3,500,000	Curzon Funding, LLC	5.240	3/13/2007	3,432,753
12,400,000	Nyala Funding, LLC	5.310	11/15/2006	12,374,394

	Total Insurance			57,692,851

U.S. Municipal (5.2%)
27,060,000	Alaska Housing Financing Corporation	5.310	11/7/2006	27,036,053
7,912,000	Alaska Housing Financing Corporation	5.340	12/1/2006	7,876,791
20,655,000	Alaska Housing Financing Corporation	5.340	12/4/2006	20,553,891
6,860,000	State of Michigan Industry Regional Authority
	General Obligation Bonds	5.410	10/4/2007	6,860,000

	Total U.S. Municipal			62,326,735

	Total Commercial Paper			900,792,384

Shares	Other (<0.1%)	Yield (+)	Date	Value

8,000	Barclays Prime Money Market Fund	3.900%	N/A	$8,000

	Total Other			8,000

Principal			Maturity
Amount	Public Corporate (1.2%)	Yield (+)	Date	Value

Banking — Domestic (0.8%)
$2,720,000	HSBC USA, Inc.	7.000%	11/1/2006	$2,720,000
7,290,000	J.P. Morgan Chase & Company	3.125	12/11/2006	7,277,119

	Total Banking — Domestic			9,997,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

220

Money Market Fund Schedule of Investments as of October 31, 2006

Principal			Maturity
Amount	Public Corporate (1.2%)	Yield (+)	Date	Value

Brokerage (0.1%)
$1,215,000	Goldman Sachs Group, Inc.	7.200%	11/1/2006	$1,215,000

	Total Brokerage			1,215,000

Finance (0.3%)
3,540,000	General Electric Capital Corporation	5.375	3/15/2007	3,542,459

	Total Finance			3,542,459

	Total Public Corporate			14,754,578

Principal			Maturity
Amount	U.S. Government (0.1%)	Yield (+)	Date	Value

$1,390,000	Federal Home Loan Mortgage Corporation	4.875%	2/26/2007	$1,390,000

	Total U.S. Government			1,390,000

Principal			Maturity
Amount	Variable Rate Notes (24.4%) ∞	Yield (+)	Date	Value

Banking — Domestic (10.0%)
$9,250,000	Bank of New York Company, Inc.	5.310%	11/10/2006	$9,250,000
7,400,000	Bank of New York Company, Inc.	5.380	11/27/2006	7,401,799
13,690,000	Cooperatieve Centrale Raiffeisen Boerenleen Bank	5.365	11/15/2006	13,690,000
18,500,000	Fifth Third Bancorp	5.300	11/24/2006	18,500,000
8,830,000	HSBC USA, Inc.	5.300	11/15/2006	8,830,000
9,300,000	Royal Bank of Canada NY	5.293	11/1/2006	9,300,000
20,570,000	Royal Bank of Scotland plc	5.410	11/24/2006	20,571,008
13,800,000	Svenska Handelsbanken AB Ω	5.290	11/21/2006	13,800,000
19,225,000	Wells Fargo & Company	5.330	11/15/2006	19,225,000

	Total Banking — Domestic			120,567,807

Banking — Foreign (3.4%)
9,600,000	Bank of Ireland	5.290	11/20/2006	9,600,000
10,950,000	BNP Paribas SA	5.310	11/27/2006	10,950,000
9,000,000	DNB NOR ASA	5.310	11/27/2006	9,000,000
11,500,000	Royal Bank of Scotland plc	5.310	11/21/2006	11,500,000

	Total Banking — Foreign			41,050,000

Brokerage (1.3%)
6,000,000	Merrill Lynch & Company, Inc.	5.570	11/13/2006	6,002,935
10,000,000	Merrill Lynch & Company, Inc.	5.300	11/24/2006	10,000,000

	Total Brokerage			16,002,935

The accompanying Notes to Financial Statements are an integral part of this schedule.

221

Money Market Fund Schedule of Investments as of October 31, 2006

Principal			Maturity
Amount	Variable Rate Notes (24.4%) ∞	Yield (+)	Date	Value

Finance (4.3%)
$4,140,000	HSBC Finance Corporation	5.440%	12/1/2006	$4,141,636
7,070,000	Kordsa, Inc.	5.330	11/2/2006	7,070,000
20,100,000	Union Hamilton Special Funding, LLC	5.390	12/21/2006	20,100,000
20,600,000	Union Hamilton Special Funding, LLC	5.364	12/28/2006	20,600,000

	Total Finance			51,911,636

Insurance (3.2%)
19,325,000	Allstate Life Global Funding II	5.370	11/8/2006	19,325,000
19,225,000	Allstate Life Global Funding II	5.360	11/15/2006	19,225,000

	Total Insurance			38,550,000

U.S. Municipal (2.2%)
8,000,000	Illinois Student Assistance Commission Student Loan
	Revenue Bonds	5.300	11/1/2006	8,000,000
8,600,000	Michigan State Housing Development Authority Revenue
	Bonds (Series D)	5.360	11/2/2006	8,600,000
10,000,000	Ohio State Air Quality Development Authority Revenue
	Bonds (Columbus and Southern) (Series B)	5.360	11/1/2006	10,000,000

	Total U.S. Municipal			26,600,000

	Total Variable Rate Notes			294,682,378

	Total Investments (at amortized cost) 101.9%			$1,229,839,382

	Other Assets and Liabilities, Net (1.9%)			(22,641,965)

	Total Net Assets 100.0%			$1,207,197,417

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

∞ Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Ω  Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements. Cost for federal income tax purposes is $1,229,839,382.

The accompanying Notes to Financial Statements are an integral part of this schedule.

222

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223

Thrivent Mutual Funds Statement of Assets and Liabilities

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
As of October 31, 2006	Fund	Allocation Fund	Fund	Allocation Fund

Assets
Investments at cost	$199,043,566	$436,997,999	$438,024,877	$157,496,912
Investments in securities at market value	—	—	—	—
Investments in affiliates at market value	211,869,317	463,143,614	459,985,247	163,428,283

Investments at Market Value	211,869,317	463,143,614	459,985,247	163,428,283

Cash	—	—	—	—
Dividends and interest receivable	—	—	—	—
Prepaid expenses	6,456	9,842	11,338	7,619
Receivable for investments sold	—	—	—	—
Receivable for written options	—	—	—	—
Receivable for fund shares sold	621,515	1,554,023	1,299,575	291,801
Receivable from affiliate	25,820	35,022	6,126	14,817

Total Assets	212,523,108	464,742,501	461,302,286	163,742,520

Liabilities
Accrued expenses	51,295	79,584	65,440	27,637
Payable for investments purchased	542,991	1,413,837	1,223,345	252,093
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	78,521	138,081	67,272	30,370
Open options written, at value	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	—	—	—	—

Total Liabilities	672,807	1,631,502	1,356,057	310,100

Net Assets
Capital stock (beneficial interest)	197,912,724	432,790,488	435,691,481	156,646,074
Accumulated undistributed net investment income/(loss)	654,455	3,250,841	821,751	430,172
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	457,371	924,055	1,472,627	424,803
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	12,825,751	26,145,615	21,960,370	5,931,371
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—

Total Net Assets	$211,850,301	$463,110,999	$459,946,229	$163,432,420

Class A Share Capital	$176,017,015	$423,026,328	$442,836,523	$156,934,114
Shares of beneficial interest outstanding (Class A)	14,822,320	36,102,332	39,172,003	14,384,327
Net asset value per share	$11.88	$11.72	$11.30	$10.91
Maximum public offering price	$12.57	$12.40	$11.96	$11.54
Class B Share Capital	$—	$—	$—	$—
Shares of beneficial interest outstanding (Class B)	—	—	—	—
Net asset value per share	$—	$—	$—	$—
Class I Share Capital	$35,833,286	$40,084,671	$17,109,706	$6,498,306
Shares of beneficial interest outstanding (Class I)	3,001,772	3,404,247	1,511,166	594,609
Net asset value per share	$11.94	$11.77	$11.32	$10.93

The accompanying Notes to Financial Statements are an integral part of this statement.

224

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$56,233,372	$49,133,219	$140,807,633	$610,409,832	$45,108,238	$366,961,210	$35,599,218
43,348,838	40,201,826	124,789,722	552,783,357	47,481,585	308,600,216	30,940,749
12,276,054	11,895,103	39,214,409	158,767,181	13,057,336	97,993,832	7,245,616

55,624,892	52,096,929	164,004,131	711,550,538	60,538,921	406,594,048	38,186,365

—	2,767	—	883	—	883	463
25,405	6,112	57,000	89,960	23,233	64,103	8,766
8,338	6,341	9,146	13,913	4,647	11,523	6,252
150,349	74,007	13,789	4,057,819	—	2,878,177	19,057
—	—	—	—	—	40,325	—
26,280	89,004	129,848	325,730	14,539	91,693	71,827
—	—	—	—	—	—	6,756

55,835,264	52,275,160	164,213,914	716,038,843	60,581,340	409,680,752	38,299,486

47,144	15,068	44,235	187,900	31,431	148,698	13,706
152,260	325,543	—	11,123,081	—	1,675,390	750,077
10,942,953	10,634,767	33,691,335	144,848,275	12,471,270	83,726,366	6,082,598
46,667	—	169,214	475,910	23,785	472,818	400
—	—	—	—	—	67,500	—
—	—	—	—	2,340	—	—
40,011	6,854	64,489	529,201	25,402	287,846	—

11,229,035	10,982,232	33,969,273	157,164,367	12,554,228	86,378,618	6,846,781

73,107,655	38,472,314	101,113,608	406,628,414	29,407,735	288,559,662	28,365,107
(8,056)	9,601	70,509	(324,148)	63,964	(17,811)	365,158

(27,884,890)	(152,697)	5,864,026	51,429,504	3,103,945	(4,872,314)	135,293

(608,480)	2,963,710	23,196,498	101,140,706	15,430,683	39,632,838	2,587,147
—	—	—	—	—	—	—
—	—	—	—	—	(241)	—
—	—	—	—	20,785	—	—

$44,606,229	$41,292,928	$130,244,641	$558,874,476	$48,027,112	$323,302,134	$31,452,705

$40,089,692	$11,985,224	$79,823,328	$457,463,835	$48,027,112	$264,605,392	$7,580,825
10,749,380	1,025,190	5,100,694	24,747,906	2,980,493	16,361,905	640,908
$3.73	$11.69	$15.65	$18.48	$16.11	$16.17	$11.83
$3.95	$12.37	$16.56	$19.56	$17.05	$17.11	$12.52
$2,377,404	$—	$5,485,375	$16,264,995	$—	$26,417,246	$—
668,110	—	368,358	989,438	—	1,766,058	—
$3.56	$—	$14.89	$16.44	$—	$14.96	$—
$2,139,133	$29,307,704	$44,935,938	$85,145,646	$—	$32,279,496	$23,871,880
544,650	2,497,475	2,764,106	4,296,227	—	1,872,304	2,011,923
$3.93	$11.73	$16.26	$19.82	$—	$17.24	$11.87

The accompanying Notes to Financial Statements are an integral part of this statement.

225

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
As of October 31, 2006	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Assets
Investments at cost	$1,215,697,697	$61,871,430	$21,825,986	$456,841,899
Investments in securities at market value	1,083,658,179	59,468,723	22,149,158	544,728,869
Investments in affiliates at market value	236,052,426	17,739,815	6,321,229	10,795,069

Investments at Market Value	1,319,710,605	77,208,538	28,470,387	555,523,938

Cash	3,756	—	—	463,920(a)
Dividends and interest receivable	384,992	30,757	11,186	928,351
Prepaid expenses	20,245	4,751	10,159	13,501
Receivable for investments sold	13,281,633	307,921	118,769	3,784,809
Receivable for written options	—	—	—	—
Receivable for fund shares sold	788,789	11,324	—	533,054
Receivable for forward contracts	—	—	—	607,166

Total Assets	1,334,190,020	77,563,291	28,610,501	561,854,739

Liabilities
Distributions payable	—	—	—	—
Accrued expenses	262,246	29,594	13,565	132,069
Payable for investments purchased	20,337,096	90,480	33,930	4,082,420
Payable upon return of collateral for securities loaned	200,525,518	15,778,622	5,880,742	—
Payable for fund shares redeemed	811,972	54,896	48,531	395,759
Payable for forward contracts	—	—	—	608,717
Open options written, at value	—	—	—	—
Payable for variation margin	—	9,620	2,653	—
Payable to affiliate	1,013,795	38,356	5,263	462,628
Mortgage dollar roll deferred revenue	—	—	—	—

Total Liabilities	222,950,627	16,001,568	5,984,684	5,681,593

Net Assets
Capital stock (beneficial interest)	824,139,145	43,663,618	15,121,486	484,415,370
Accumulated undistributed net investment income/(loss)	(515,864)	304,217	197,079	3,999,988
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	183,603,204	2,250,843	643,577	(30,926,880)
Net unrealized appreciation/(depreciation) on:
Investments	104,012,908	15,337,108	6,644,401	98,682,039
Written option contracts	—	—	—	—
Futures contracts	—	5,937	19,274	—
Foreign currency forward contracts	—	—	—	(1,551)
Foreign currency transactions	—	—	—	4,180

Total Net Assets	$1,111,239,393	$61,561,723	$22,625,817	$556,173,146

Class A Share Capital	$976,253,499	$61,561,723	$—	$337,514,761
Shares of beneficial interest outstanding (Class A)	52,466,667	4,254,669	—	26,087,711
Net asset value per share	$18.61	$14.47	$—	$12.94
Maximum public offering price	$19.69	$15.31	$—	$13.69
Class B Share Capital	$18,568,911	$—	$—	$14,429,151
Shares of beneficial interest outstanding (Class B)	1,133,212	—	—	1,160,659
Net asset value per share	$16.39	$—	$—	$12.43
Class I Share Capital	$116,416,983	$—	$22,625,817	$204,229,234
Shares of beneficial interest outstanding (Class I)	5,940,955	—	1,617,069	15,483,309
Net asset value per share	$19.60	$—	$13.99	$13.19
(a) Includes foreign currency holdings of $460,877.

The accompanying Notes to Financial Statements are an integral part of this statement.

226

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$346,451,142	$435,437,881	$2,609,662,623	$77,433,802	$32,032,745	$409,031,460	$700,621,172
338,840,239	491,602,619	3,381,278,192	90,288,332	31,619,737	368,706,641	602,961,629
22,239,879	31,610,936	163,543,432	4,896,758	3,572,733	69,860,136	107,668,084

361,080,118	523,213,555	3,544,821,624	95,185,090	35,192,470	438,566,777	710,629,713

—	—	4,001	—	—	—	810
131,261	446,624	2,561,571	79,087	27,333	934,912	12,712,826
10,741	11,642	44,690	5,060	11,361	24,219	14,735
5,903,641	4,117,492	10,503,158	—	—	977,288	4,133,474
12,266	—	—	—	—	—	—
927,157	583,518	574,507	27,120	27	25,864	331,262
—	—	—	—	—	—	—

368,065,184	528,372,831	3,558,509,551	95,296,357	35,231,191	440,529,060	727,822,820

—	—	—	—	—	—	1,148,728
72,677	103,310	789,368	32,120	15,483	88,724	110,853
7,780,664	—	707,654	—	—	38,927,483	7,092,988
9,102,649	17,069,353	129,465,761	2,811,275	2,599,233	52,973,617	86,278,192
113,595	358,081	2,904,613	87,867	30,541	285,679	296,134
—	—	—	—	—	—	—
14,430	—	—	—	—	—	—
—	—	—	541	361	17,422	—
72,718	341,365	2,722,803	36,323	7,454	268,880	415,784
—	—	—	—	—	3,383	—

17,156,733	17,872,109	136,590,199	2,968,126	2,653,072	92,565,188	95,342,679

346,781,853	391,261,135	2,438,022,578	77,438,130	31,395,494	303,097,995	1,114,483,223
1,353,843	4,639,950	22,166,205	964,026	371,089	324,909	1,630

(11,860,333)	26,823,963	26,571,568	(3,840,140)	(2,377,317)	15,003,720	(492,013,253)

14,628,976	87,775,674	935,159,001	17,751,288	3,159,725	29,535,317	10,008,541
4,112	—	—	—	—	—	—
—	—	—	14,927	29,128	1,931	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

$350,908,451	$510,500,722	$3,421,919,352	$92,328,231	$32,578,119	$347,963,872	$632,480,141

$134,020,822	$332,110,822	$3,107,248,432	$92,328,231	$—	$251,623,387	$533,711,065
25,241,452	19,714,007	108,588,323	9,694,913	—	19,435,510	105,036,074
$5.31	$16.85	$28.61	$9.52	$—	$12.95	$5.08
$5.62	$17.83	$30.28	$10.07	$—	$13.70	$5.32
$12,057,865	$14,478,335	$68,988,835	$—	$—	$10,036,849	$16,500,810
2,426,066	873,821	2,613,594	—	—	778,529	3,248,637
$4.97	$16.57	$26.40	$—	$—	$12.89	$5.08
$204,829,764	$163,911,565	$245,682,085	$—	$32,578,119	$86,303,636	$82,268,266
36,229,912	9,655,253	8,518,569	—	3,445,005	6,672,471	16,177,311
$5.65	$16.98	$28.84	$—	$9.46	$12.93	$5.09

The accompanying Notes to Financial Statements are an integral part of this statement.

227

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

	Diversified
	Income	Municipal	Income	Core Bond
As of October 31, 2006	Plus Fund	Bond Fund	Fund	Fund

Assets
Investments at cost	$162,125,104	$1,127,001,281	$815,884,649	$586,549,469
Investments in securities at market value	128,938,595	1,218,655,032	721,531,222	518,277,126
Investments in affiliates at market value	36,265,192	—	99,392,654	69,401,110

Investments at Market Value	165,203,787	1,218,655,032	820,923,876	587,678,236

Cash	178,988	5,899	5,653	1,404
Dividends and interest receivable	1,291,032	18,584,170	6,374,871	2,583,658
Prepaid expenses	6,276	21,924	15,561	12,387
Receivable for investments sold	882,642	—	2,740,795	589,426
Receivable for fund shares sold	736,484	301,523	396,695	26,085

Total Assets	168,299,209	1,237,568,548	830,457,451	590,891,196

Liabilities
Distributions payable	133,921	907,191	388,764	200,677
Accrued expenses	45,621	158,605	99,054	98,825
Payable for investments purchased	1,968,567	—	107,367,657	138,405,820
Payable upon return of collateral for securities loaned	33,647,183	—	71,849,013	51,452,125
Payable for fund shares redeemed	211,358	642,933	215,185	242,615
Payable for variation margin	13,666	—	131,641	12,577
Payable to affiliate	91,030	792,996	364,612	285,546
Mortgage dollar roll deferred revenue	—	—	8,818	12,048

Total Liabilities	36,111,346	2,501,725	180,424,744	190,710,233

Net Assets
Capital stock (beneficial interest)	191,508,288	1,148,684,451	680,586,523	411,492,721
Accumulated undistributed net investment income/(loss)	505,125	24,765	93,317	159,402
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(62,888,472)	(5,296,144)	(35,512,670)	(12,648,783)
Net unrealized appreciation/(depreciation) on:
Investments	3,078,683	91,653,751	5,039,227	1,128,767
Futures contracts	(15,761)	—	(173,690)	48,856

Total Net Assets	$132,187,863	$1,235,066,823	$650,032,707	$400,180,963

Class A Share Capital	$123,380,401	$1,201,237,475	$470,456,145	$343,076,210
Shares of beneficial interest outstanding (Class A)	18,419,535	105,496,700	54,771,624	34,637,836
Net asset value per share	$6.70	$11.39	$8.59	$9.90
Maximum public offering price	$7.02	$11.93	$8.99	$10.37
Class B Share Capital	$3,033,909	$21,667,214	$12,552,723	$8,057,013
Shares of beneficial interest outstanding (Class B)	452,999	1,903,557	1,464,706	813,017
Net asset value per share	$6.70	$11.38	$8.57	$9.91
Class I Share Capital	$5,773,553	$12,162,134	$167,023,839	$49,047,740
Shares of beneficial interest outstanding (Class I)	862,254	1,068,135	19,461,471	4,950,155
Net asset value per share	$6.70	$11.39	$8.58	$9.91

The accompanying Notes to Financial Statements are an integral part of this statement.

228

Thrivent Mutual Funds Statement of Assets and Liabilities – continued

Limited	Money
Maturity	Market
Bond Fund	Fund

$298,480,182	$1,229,839,382
277,348,788	1,229,839,382
20,522,586	—

297,871,374	1,229,839,382

101	5,729
2,354,059	2,530,430
10,124	22,637
—	—
1,013,104	10,608,510

301,248,762	1,243,006,688

33,115	39,204
37,824	223,445
20,643,345	25,588,250
15,075,000	—
318,274	9,452,249
21,719	—
115,045	506,123
3,649	—

36,247,971	35,809,271

266,992,224	1,207,206,406
14,434	(8,989)

(1,359,487)	—

(608,808)	—
(37,572)	—

$265,000,791	$1,207,197,417

$114,807,526	$864,300,068
9,124,242	864,300,069
$12.58	$1.00
$12.58	$1.00
$1,898,444	$1,796,873
150,756	1,796,874
$12.59	$1.00
$148,294,821	$341,100,476
11,788,809	341,100,476
$12.58	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

229

Thrivent Mutual Funds Statement of Operations

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
For the Year Ended October 31, 2006	Fund	Allocation Fund	Fund	Allocation Fund

Investment Income
Dividends	$—	$—	$—	$—
Taxable interest	—	—	—	—
Income from securities loaned	—	—	—	—
Income from affiliated investments	1,050,214	4,343,247	6,500,268	3,055,979
Foreign dividend tax withholding	—	—	—	—

Total Investment Income	1,050,214	4,343,247	6,500,268	3,055,979

Expenses
Adviser fees	182,283	388,254	392,560	143,391
Sub-Adviser fees	—	—	—	—
Accounting and pricing fees	14,336	14,336	14,336	14,336
Administrative service fees	24,305	51,767	52,341	19,119
Amortization of offering costs	22,472	21,192	21,278	19,528
Audit and legal fees	16,715	16,715	16,715	16,715
Custody fees	4,490	4,598	4,598	4,598
Distribution expenses Class A	249,790	588,293	629,516	230,662
Distribution expenses Class B	—	—	—	—
Insurance expenses	4,105	4,555	4,611	4,077
Printing and postage expenses Class A	92,587	141,272	103,343	32,635
Printing and postage expenses Class B	—	—	—	—
Printing and postage expenses Class I	455	488	342	179
SEC and state registration expenses	54,542	84,670	82,644	49,344
Transfer agent fees Class A	191,089	300,981	220,797	67,687
Transfer agent fees Class B	—	—	—	—
Transfer agent fees Class I	97	136	193	148
Trustees’ fees	2,965	2,965	2,965	2,965
Other expenses	5,308	5,736	5,754	5,231

Total Expenses Before Reimbursement	865,539	1,625,958	1,551,993	610,615

Less:
Reimbursement from adviser	(865,539)	(1,527,132)	(1,478,157)	(610,615)
Custody earnings credit	—	—	—	—

Total Net Expenses	—	98,826	73,836	—

Net Investment Income/(Loss)	1,050,214	4,244,421	6,426,432	3,055,979

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	(72,206)	83,912	48,262	56,329
Distributions of realized capital gains from
affiliated investments	706,204	1,134,486	1,733,913	448,617
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	12,627,314	25,971,422	21,925,117	5,976,528
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	13,261,312	27,189,820	23,707,292	6,481,474

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$14,311,526	$31,434,241	$30,133,724	$9,537,453

The accompanying Notes to Financial Statements are an integral part of this statement.

230

Thrivent Mutual Funds Statement of Operations – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$221,036	$68,558	$1,342,253	$3,788,369	$486,045	$1,931,926	$336,465
9,006	45,506	15,139	221,213	4,241	45,681	25,253
27,883	24,363	57,280	316,611	26,388	198,160	2,441
69,639	39,076	215,745	1,018,688	55,036	566,160	27,162
(7,201)	—	—	(4,124)	(195)	(3,403)	(23)

320,363	177,503	1,630,417	5,340,757	571,515	2,738,524	391,298

357,908	92,413	113,966	3,592,513	122,950	1,334,134	50,683
—	163,837	683,793	—	—	—	99,468
17,612	16,942	19,541	44,387	20,026	43,880	16,135
9,544	5,694	22,793	107,462	9,836	66,236	4,004
—	19,942	—	—	—	—	19,720
16,550	15,988	16,585	23,257	16,550	20,751	16,715
10,405	38,284	13,744	43,711	16,449	25,966	38,150
106,221	27,836	194,557	1,164,283	122,950	691,680	15,702
29,115	—	56,892	188,017	—	320,155	—
4,217	3,883	4,710	8,490	4,205	6,800	3,832
92,684	1,840	87,285	412,998	53,453	376,838	1,752
6,762	—	8,032	23,230	—	51,958	—
136	929	818	1,538	—	906	518
33,354	25,131	41,964	74,874	19,235	56,705	24,114
228,226	3,959	222,663	1,035,780	142,803	961,429	5,604
21,976	—	24,988	87,085	—	206,567	—
141	164	350	1,167	—	1,292	128
3,500	2,965	4,697	18,311	3,369	11,542	2,965
6,744	5,606	6,918	9,985	5,962	8,565	5,578

945,095	425,413	1,524,296	6,837,088	537,788	4,185,404	305,068

(248,362)	(231,376)	(590,106)	(98,186)	(69,934)	(50,992)	(304,513)
(27)	(6,760)	(734)	(1,817)	(644)	(102)	(555)

696,706	187,277	933,456	6,737,085	467,210	4,134,310	—

(376,343)	(9,774)	696,961	(1,396,328)	104,305	(1,395,786)	391,298

521,497	14,342	6,053,843	58,639,765	3,191,987	29,662,260	148,545
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	32,638	—
—	—	—	1,062,631	82,381	—	—

3,162,485	2,480,981	12,466,684	18,907,527	3,389,584	5,014,198	2,530,385
—	—	—	—	—	—	—
—	—	—	—	—	(241)	—
—	—	—	—	57,733	—	—

3,683,982	2,495,323	18,520,527	78,609,923	6,721,685	34,708,855	2,678,930

$3,307,639	$2,485,549	$19,217,488	$77,213,595	$6,825,990	$33,313,069	$3,070,228

The accompanying Notes to Financial Statements are an integral part of this statement.

231

Thrivent Mutual Funds Statement of Operations – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
For the Year Ended October 31, 2006	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Investment Income
Dividends	$11,399,495	$870,789	$314,743	$11,337,451
Taxable interest	1,022,284	4,242	3,538	517,931
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	418,852	15,215	5,892	124,024
Income from affiliated investments	1,208,071	57,895	30,685	391,337
Foreign dividend tax withholding	(20,579)	—	—	(902,866)

Total Investment Income	14,028,123	948,141	354,858	11,467,877

Expenses
Adviser fees	7,124,935	161,415	58,787	709,067
Sub-Adviser fees	—	—	—	2,155,731
Accounting and pricing fees	90,818	18,109	14,101	89,984
Administrative service fees	217,500	12,913	4,703	94,660
Audit and legal fees	30,466	16,550	16,585	22,175
Custody fees	43,632	13,717	11,642	235,027
Distribution expenses Class A	2,455,859	161,415	—	827,422
Distribution expenses Class B	217,266	—	—	155,659
Insurance expenses	13,399	4,349	3,968	7,438
Printing and postage expenses Class A	585,396	53,840	—	275,397
Printing and postage expenses Class B	24,015	—	—	20,218
Printing and postage expenses Class I	2,301	—	1,000	2,541
SEC and state registration expenses	115,036	20,693	15,664	67,409
Transfer agent fees Class A	1,638,630	175,788	—	946,739
Transfer agent fees Class B	94,137	—	—	89,949
Transfer agent fees Class I	3,070	—	575	873
Trustees’ fees	33,967	3,423	3,249	15,712
Other expenses	13,656	6,059	5,808	8,597

Total Expenses Before Reimbursement	12,704,083	648,271	136,082	5,724,598

Less:
Reimbursement from adviser	(116,255)	(66,709)	(1,688)	(36,846)
Custody earnings credit	(240)	(469)	(196)	(449)

Total Net Expenses	12,587,588	581,093	134,198	5,687,303

Net Investment Income/(Loss)	1,440,535	367,048	220,660	5,780,574

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	192,483,986	2,626,545	1,190,366	36,402,780
Written option contracts	—	—	—	—
Futures contracts	—	107,698	1,656	—
Foreign currency transactions	—	—	—	(153,895)
Change in net unrealized appreciation/(depreciation) on:
Investments	(42,034,620)	4,349,791	1,388,618	54,711,850
Written option contracts	—	—	—	—
Futures contracts	—	34,483	16,137	—
Foreign currency forward contracts	—	—	—	(1,120)
Foreign currency transactions	—	—	—	18,868

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	150,449,366	7,118,517	2,596,777	90,978,483

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$151,889,901	$7,485,565	$2,817,437	$96,759,057

The accompanying Notes to Financial Statements are an integral part of this statement.

232

Thrivent Mutual Funds Statement of Operations – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$2,349,075	$9,053,292	$58,418,011	$1,769,833	$592,364	$3,609,941	$970,677
3,280	144,594	6,244,219	8,484	8,012	5,449,981	50,323,893
—	—	—	—	—	353,287	—
24,955	30,485	173,909	5,362	1,982	85,451	241,681
311,976	904,777	1,296,635	46,713	33,442	679,262	956,976
(15,571)	(26,331)	(140,467)	—	—	(13,726)	—

2,673,715	10,106,817	65,992,307	1,830,392	635,800	10,164,196	52,493,227

1,986,703	2,011,008	18,007,504	232,820	79,020	2,038,524	2,413,104
—	—	—	—	—	—	—
32,277	46,458	298,366	25,077	18,069	54,065	94,473
52,979	89,378	700,334	18,625	6,322	74,128	123,606
16,585	21,951	66,057	16,550	16,585	22,275	26,195
45,244	18,356	75,843	19,173	13,148	29,740	17,225
334,908	822,119	8,078,368	232,820	—	665,684	1,361,168
139,241	159,454	801,624	—	—	118,002	196,735
5,512	7,504	37,883	4,653	4,059	7,482	9,608
146,818	200,512	1,620,436	61,569	—	141,617	247,970
22,505	20,413	99,483	—	—	10,409	17,674
2,451	2,301	4,205	—	1,444	1,912	2,306
63,562	70,619	260,321	23,110	16,346	62,640	75,524
493,010	636,347	4,700,539	204,600	—	432,920	773,503
93,901	80,217	418,670	—	—	40,234	73,662
1,257	1,847	2,799	—	447	315	2,680
9,438	15,696	106,659	4,019	3,379	14,745	18,756
7,748	9,385	32,618	6,256	5,875	9,411	8,987

3,454,139	4,213,565	35,311,709	849,272	164,694	3,724,103	5,463,176

(2,147,728)	(85,912)	(374,227)	(290,389)	(1,852)	(64,984)	(116,942)
(98)	(74)	(1,436)	(116)	(34)	(842)	(9,266)

1,306,313	4,127,579	34,936,046	558,767	162,808	3,658,277	5,336,968

1,367,402	5,979,238	31,056,261	1,271,625	472,992	6,505,919	47,156,259

10,835,555	31,208,693	187,512,948	(3,510,264)	1,915,957	16,727,101	(1,518,841)
129,165	—	—	—	—	42,184	—
—	—	1,353,863	42,682	52,035	142,181	225,995
—	—	—	—	—	1,112	—

8,313,147	41,101,693	183,089,416	15,696,987	2,156,990	15,502,008	8,047,938
2,613	—	—	—	—	—	—
—	—	—	27,251	30,941	(28,387)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

19,280,480	72,310,386	371,956,227	12,256,656	4,155,923	32,386,199	6,755,092

$20,647,882	$78,289,624	$403,012,488	$13,528,281	$4,628,915	$38,892,118	$53,911,351

The accompanying Notes to Financial Statements are an integral part of this statement.

233

Thrivent Mutual Funds Statement of Operations – continued

	Diversified
	Income	Municipal	Income	Core Bond
For the Year Ended October 31, 2006	Plus Fund	Bond Fund	Fund	Fund

Investment Income
Dividends	$813,662	$—	$45,687	$40,313
Taxable interest	8,423,335	532,074	32,527,337	21,002,196
Tax exempt interest	—	65,096,565	—	—
Income from mortgage dollar rolls	4,531	—	803,968	1,262,213
Income from securities loaned	49,831	—	121,364	115,365
Income from affiliated investments	173,701	—	1,189,863	884,497

Total Investment Income	9,465,060	65,628,639	34,688,219	23,304,584

Expenses
Adviser fees	681,504	5,134,080	2,136,287	1,952,267
Accounting and pricing fees	45,677	184,309	84,132	67,173
Administrative service fees	24,782	250,519	123,771	86,767
Audit and legal fees	17,659	34,614	24,619	23,542
Custody fees	17,229	24,745	26,011	19,874
Distribution expenses Class A	291,366	3,041,608	1,241,132	940,259
Distribution expenses Class B	35,775	258,514	159,055	93,171
Insurance expenses	5,028	15,913	9,564	8,360
Printing and postage expenses Class A	55,487	196,484	199,561	145,741
Printing and postage expenses Class B	3,527	7,692	16,588	7,740
Printing and postage expenses Class I	334	569	2,998	1,544
SEC and state registration expenses	46,575	118,826	77,698	62,296
Transfer agent fees Class A	197,706	589,092	634,591	554,053
Transfer agent fees Class B	14,181	26,802	72,072	33,437
Transfer agent fees Class I	685	2,155	2,232	2,300
Trustees’ fees	6,262	38,210	18,665	17,417
Other expenses	5,838	13,490	8,817	7,825

Total Expenses Before Reimbursement	1,449,615	9,937,622	4,837,793	4,023,766

Less:
Reimbursement from adviser	(212,977)	(32,936)	(142,481)	(85,736)
Custody earnings credit	(3,250)	(447)	(3,098)	(2,756)

Total Net Expenses	1,233,388	9,904,239	4,692,214	3,935,274

Net Investment Income/(Loss)	8,231,672	55,724,400	29,996,005	19,369,310

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	2,948,783	5,573,334	(11,781,005)	(9,424,786)
Written option contracts	—	—	222,888	167,842
Futures contracts	65,497	(145,731)	1,521,559	235,593
Foreign currency transactions	—	—	245	(134)
Change in net unrealized appreciation/(depreciation) on:
Investments	2,568,745	2,986,542	13,051,491	8,918,695
Futures contracts	(15,761)	—	(455,076)	404,359

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	5,567,264	8,414,145	2,560,102	301,569

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$13,798,936	$64,138,545	$32,556,107	$19,670,879

The accompanying Notes to Financial Statements are an integral part of this statement.

234

Thrivent Mutual Funds Statement of Operations – continued

Limited
Maturity	Money Market
Bond Fund	Fund

$—	$378
10,103,570	52,205,365
—	—
166,051	—
15,913	—
400,479	—

10,686,013	52,205,743

655,263	4,571,049
33,015	87,154
43,684	212,150
16,635	29,279
11,650	29,995
311,226	917,932
4,789	14,109
5,380	12,812
57,655	517,145
1,188	1,914
2,311	8,502
60,856	175,771
222,781	1,531,898
4,604	7,943
4,185	2,189
8,124	31,582
5,409	11,416

1,448,755	8,162,840

(27,048)	(1,697,072)
(1,493)	(1,087)

1,420,214	6,464,681

9,265,799	45,741,062

(901,553)	—
19,800	—
277,931	—
—	—

1,253,361	—
(332,123)	—

317,416	—

$9,583,215	$45,741,062

The accompanying Notes to Financial Statements are an integral part of this statement.

235

Thrivent Mutual Funds Statement of Changes in Net Assets

	Aggressive Allocation		Moderately Aggressive
	Fund		Allocation Fund
	————————————————————		————————————————————
For the periods ended	10/31/2006	10/31/2005 (a)	10/31/2006	10/31/2005 (a)

Operations
Net investment income/(loss)	$1,050,214	$(23,129)	$4,244,421	$43,934
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	(72,206)	(843)	83,912	(3,347)
Distributions of realized capital gains from
affiliated investments	706,204	—	1,134,486	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	12,627,314	198,437	25,971,422	174,193

Net Change in Net Assets Resulting

From Operations	14,311,526	174,465	31,434,241	214,780

Distributions to Shareholders
From net investment income	(593,507)	—	(1,360,298)	—

Total Distributions to Shareholders	(593,507)	—	(1,360,298)	—

Capital Stock Transactions	168,727,654	29,230,163	367,144,669	65,677,607

Net Increase/(Decrease) in Net Assets	182,445,673	29,404,628	397,218,612	65,892,387

Net Assets, Beginning of Period	29,404,628	—	65,892,387	—

Net Assets, End of Period	$211,850,301	$29,404,628	$463,110,999	$65,892,387

	Partner Small Cap		Small Cap
	Value Fund		Stock Fund
	————————————————————		————————————————————
For the periods ended	10/31/2006	10/31/2005	10/31/2006	10/31/2005

Operations
Net investment income/(loss)	$696,961	$304,230	$(1,396,328)	$(2,306,044)
Net realized gains/(losses) on:
Investments	6,053,843	5,903,646	58,639,765	57,043,987
Written option contracts	—	—	—	—
Futures contracts	—	—	1,062,631	—
Change in net unrealized appreciation/(depreciation) on:
Investments	12,466,684	3,886,120	18,907,527	5,093,689
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—

Net Change in Net Assets Resulting

From Operations	19,217,488	10,093,996	77,213,595	59,831,632

Distributions to Shareholders
From net investment income	(381,590)	(121,714)	—	—
From net realized gains	(6,086,458)	(10,871,080)	(52,593,044)	(21,956,221)

Total Distributions to Shareholders	(6,468,048)	(10,992,794)	(52,593,044)	(21,956,221)

Capital Stock Transactions	21,175,487	17,168,894	52,051,493	10,272,248

Net Increase/(Decrease) in Net Assets	33,924,927	16,270,096	76,672,044	48,147,659

Net Assets, Beginning of Period	96,319,714	80,049,618	482,202,432	434,054,773

Net Assets, End of Period	$130,244,641	$96,319,714	$558,874,476	$482,202,432

(a) For the period from June 30, 2005 (inception) through October 31, 2005

The accompanying Notes to Financial Statements are an integral part of this statement.

236

Thrivent Mutual Funds Statement of Changes in Net Assets – continued

Moderate Allocation		Moderately Conservative		Technology		Partner Small
Fund		Allocation Fund		Fund		Cap Growth Fund
		————————————————————		————————————————————		————————————————————
10/31/2006	10/31/2005 (a)	10/31/2006	10/31/2005 (a)	10/31/2006	10/31/2005	10/31/2006	10/31/2005 (a)

$6,426,432	$151,115	$3,055,979	$106,576	$(376,343)	$(204,142)	$(9,774)	$(42,607)
—	—	—	—	521,497	3,037,134	14,342	(167,307)
48,262	(4,288)	56,329	(855)	—	—	—	—
1,733,913	—	448,617	—	—	—	—	—
—	—	—	—	3,162,485	220,131	2,480,981	482,729
21,925,117	35,253	5,976,528	(45,157)	—	—	—	—

30,133,724	182,080	9,537,453	60,564	3,307,639	3,053,123	2,485,549	272,815

(6,007,876)	(85,097)	(2,786,155)	(54,808)	—	—	—	—

(6,007,876)	(85,097)	(2,786,155)	(54,808)	—	—	—	—

356,782,599	78,940,799	123,006,090	33,669,276	(7,466,749)	(3,765,081)	25,157,829	13,376,735

380,908,447	79,037,782	129,757,388	33,675,032	(4,159,110)	(711,958)	27,643,378	13,649,550

79,037,782	—	33,675,032	—	48,765,339	49,477,297	13,649,550	—

$459,946,229	$79,037,782	$163,432,420	$33,675,032	$44,606,229	$48,765,339	$41,292,928	$13,649,550

Small Cap		Mid Cap		Partner Mid Cap		Mid Cap
Index Fund		Growth Fund		Value Fund		Stock Fund
————————————————————		————————————————————		————————————————————		————————————————————
10/31/2006	10/31/2005	10/31/2006	10/31/2005	10/31/2006	10/31/2005 (a)	10/31/2006	10/31/2005

$104,305	$91,474	$(1,395,786)	$(2,600,471)	$391,298	$4,367	$1,440,535	$(274,356)
3,191,987	672,186	29,662,260	31,965,595	148,545	(24,740)	192,483,986	134,136,943
—	—	32,638	—	—	—	—	—
82,381	192,869	—	—	—	—	—	—
3,389,584	4,472,524	5,014,198	12,770,569	2,530,385	56,762	(42,034,620)	45,435,232
—	—	(241)	—	—	—	—	—
57,733	(48,603)	—	—	—	—	—	—

6,825,990	5,380,450	33,313,069	42,135,693	3,070,228	36,389	151,889,901	179,297,819

(73,001)	(69,683)	—	—	(48,599)	—	—	—
(879,437)	(276,597)	—	—	—	—	(101,541,373)	—

(952,438)	(346,280)	—	—	(48,599)	—	(101,541,373)	—

(4,779,018)	6,517,175	(26,887,487)	(31,100,335)	19,683,701	8,710,986	58,174,368	(42,263,790)

1,094,534	11,551,345	6,425,582	11,035,358	22,705,330	8,747,375	108,522,896	137,034,029

46,932,578	35,381,233	316,876,552	305,841,194	8,747,375	—	1,002,716,497	865,682,468

$48,027,112	$46,932,578	$323,302,134	$316,876,552	$31,452,705	$8,747,375	$1,111,239,393	$1,002,716,497

The accompanying Notes to Financial Statements are an integral part of this statement.

237

Thrivent Mutual Funds Statement of Changes in Net Assets – continued

	Mid Cap		Mid Cap
	Index Fund		Index Fund-I
	————————————————————		————————————————————
For the periods ended	10/31/2006	10/31/2005	10/31/2006	10/31/2005

Operations
Net investment income/(loss)	$367,048	$360,456	$220,660	$158,446
Net realized gains/(losses) on:
Investments	2,626,545	3,732,411	1,190,366	1,338,176
Written option contracts	—	—	—	—
Futures contracts	107,698	232,117	1,656	120,758
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,349,791	4,391,973	1,388,618	1,360,348
Written option contracts	—	—	—	—
Futures contracts	34,483	(42,681)	16,137	(12,031)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Change in Net Assets Resulting

From Operations	7,485,565	8,674,276	2,817,437	2,965,697

Distributions to Shareholders
From net investment income	(289,668)	(108,546)	(125,860)	(141,843)
From net realized gains	(3,962,434)	(213,705)	(1,541,630)	(571,863)

Total Distributions to Shareholders	(4,252,102)	(322,251)	(1,667,490)	(713,706)

Capital Stock Transactions	(4,117,833)	4,892,420	(1,606,129)	3,525,917

Net Increase/(Decrease) in Net Assets	(884,370)	13,244,445	(456,182)	5,777,908

Net Assets, Beginning of Period	62,446,093	49,201,648	23,081,999	17,304,091

Net Assets, End of Period	$61,561,723	$62,446,093	$22,625,817	$23,081,999

	Large Cap		Large Cap
	Index Fund		Index Fund-I
	————————————————————		————————————————————
For the periods ended	10/31/2006	10/31/2005	10/31/2006	10/31/2005

Operations
Net investment income/(loss)	$1,271,625	$1,347,905	$472,992	$512,038
Net realized gains/(losses) on:
Investments	(3,510,264)	877,706	1,915,957	911,105
Written option contracts	—	—	—	—
Futures contracts	42,682	89,515	52,035	11,100
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	15,696,987	4,418,451	2,156,990	1,069,786
Futures contracts	27,251	(41,943)	30,941	(7,996)

Net Change in Net Assets Resulting

From Operations	13,528,281	6,691,634	4,628,915	2,496,033

Distributions to Shareholders
From net investment income	(1,207,200)	(794,013)	(431,528)	(457,553)
From net realized gains	(88,425)	—	—	—

Total Distributions to Shareholders	(1,295,625)	(794,013)	(431,528)	(457,553)

Capital Stock Transactions	(14,249,954)	12,105,671	(3,099,630)	10,348

Net Increase/(Decrease) in Net Assets	(2,017,298)	18,003,292	1,097,757	2,048,828

Net Assets, Beginning of Period	94,345,529	76,342,237	31,480,362	29,431,534

Net Assets, End of Period	$92,328,231	$94,345,529	$32,578,119	$31,480,362

The accompanying Notes to Financial Statements are an integral part of this statement.

238

Thrivent Mutual Funds Statement of Changes in Net Assets – continued

Partner International		Large Cap		Large Cap		Large Cap
Stock Fund		Growth Fund		Value Fund		Stock Fund
		————————————————————		————————————————————		————————————————————
10/31/2006	10/31/2005	10/31/2006	10/31/2005	10/31/2006	10/31/2005	10/31/2006	10/31/2005

$5,780,574	$3,439,989	$1,367,402	$413,585	$5,979,238	$4,144,561	$31,056,261	$34,129,181

36,402,780	13,023,132	10,835,555	9,003,137	31,208,693	22,216,587	187,512,948	123,150,939
—	—	129,165	24,309	—	—	—	—
—	—	—	—	—	—	1,353,863	—
(153,895)	(193,395)	—	—	—	—	—	—

54,711,850	30,276,003	8,313,147	3,510,871	41,101,693	9,200,693	183,089,416	165,489,675
—	—	2,613	1,717	—	—	—	—
—	—	—	—	—	—	—	—
(1,120)	(463)	—	—	—	—	—	—
18,868	(37,928)	—	—	—	—	—	—

96,759,057	46,507,338	20,647,882	12,953,619	78,289,624	35,561,841	403,012,488	322,769,795

(4,550,020)	(70,182)	(362,403)	(48,823)	(4,838,129)	(1,412,596)	(22,969,707)	(22,365,685)
—	—	—	—	(5,697,959)	—	(37,619,468)	—

(4,550,020)	(70,182)	(362,403)	(48,823)	(10,536,088)	(1,412,596)	(60,589,175)	(22,365,685)

82,007,857	59,168,144	152,600,841	54,917,459	56,572,510	22,956,913	(490,294,712)	(400,968,665)

174,216,894	105,605,300	172,886,320	67,822,255	124,326,046	57,106,158	(147,871,399)	(100,564,555)

381,956,252	276,350,952	178,022,131	110,199,876	386,174,676	329,068,518	3,569,790,751	3,670,355,306

$556,173,146	$381,956,252	$350,908,451	$178,022,131	$510,500,722	$386,174,676	$3,421,919,352	$3,569,790,751

Balanced		High Yield		Diversified Income		Municipal
Fund		Fund		Plus Fund		Bond Fund
————————————————————		————————————————————		————————————————————		————————————————————
10/31/2006	10/31/2005	10/31/2006	10/31/2005	10/31/2006	10/31/2005	10/31/2006	10/31/2005

$6,505,919	$6,973,082	$47,156,259	$46,798,750	$8,231,672	$9,920,829	$55,724,400	$55,654,717

16,727,101	8,810,635	(1,518,841)	7,625,983	2,948,783	1,009,632	5,573,334	1,725,755
42,184	64,682	—	—	—	—	—	—
142,181	317,695	225,995	—	65,497	—	(145,731)	187,077
1,112	—	—	—	—	—	—	—

15,502,008	10,223,472	8,047,938	(32,637,681)	2,568,745	(6,912,651)	2,986,542	(30,369,797)
(28,387)	30,318	—	—	(15,761)	—	—	602,136

38,892,118	26,419,884	53,911,351	21,787,052	13,798,936	4,017,810	64,138,545	27,799,888

(6,542,752)	(7,582,902)	(47,156,259)	(47,618,361)	(8,376,527)	(10,545,623)	(55,685,609)	(55,956,597)
(10,044,905)	(6,139,893)	—	—	—	—	—	—

(16,587,657)	(13,722,795)	(47,156,259)	(47,618,361)	(8,376,527)	(10,545,623)	(55,685,609)	(55,956,597)

(62,160,657)	(29,421,278)	24,092,606	(18,775,270)	(5,873,154)	(9,880,322)	(53,031,771)	4,526,315

(39,856,196)	(16,724,189)	30,847,698	(44,606,579)	(450,745)	(16,408,135)	(44,578,835)	(23,630,394)

387,820,068	404,544,257	601,632,443	646,239,022	132,638,608	149,046,743	1,279,645,658	1,303,276,052

$347,963,872	$387,820,068	$632,480,141	$601,632,443	$132,187,863	$132,638,608	$1,235,066,823	$1,279,645,658

The accompanying Notes to Financial Statements are an integral part of this statement.

239

Thrivent Mutual Funds Statement of Changes in Net Assets – continued

	Income		Core Bond
	Fund		Fund
	————————————————————		————————————————————
For the periods ended	10/31/2006	10/31/2005	10/31/2006	10/31/2005

Operations
Net investment income/(loss)	$29,996,005	$25,879,473	$19,369,310	$19,010,872
Net realized gains/(losses) on:
Investments	(11,781,005)	4,958,463	(9,424,786)	36,223
Written option contracts	222,888	193,543	167,842	237,429
Futures contracts	1,521,559	459,013	235,593	1,318,169
Foreign currency transactions	245	—	(134)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	13,051,491	(26,850,225)	8,918,695	(18,539,668)
Futures contracts	(455,076)	281,386	404,359	(355,503)

Net Change in Net Assets Resulting

From Operations	32,556,107	4,921,653	19,670,879	1,707,522

Distributions to Shareholders
From net investment income	(29,934,835)	(26,177,235)	(19,829,282)	(20,255,052)

Total Distributions to Shareholders	(29,934,835)	(26,177,235)	(19,829,282)	(20,255,052)

Capital Stock Transactions	49,235,437	(10,180,362)	(84,590,679)	(3,241,410)

Net Increase/(Decrease) in Net Assets	51,856,709	(31,435,944)	(84,749,082)	(21,788,940)

Net Assets, Beginning of Period	598,175,998	629,611,942	484,930,045	506,718,985

Net Assets, End of Period	$650,032,707	$598,175,998	$400,180,963	$484,930,045

	Limited Maturity		Money Market
	Bond Fund		Fund
	————————————————————		————————————————————
For the periods ended	10/31/2006	10/31/2005	10/31/2006	10/31/2005

Operations
Net investment income/(loss)	$9,265,799	$4,762,411	$45,741,062	$20,514,325
Net realized gains/(losses) on:
Investments	(901,553)	(919,586)	—	—
Written option contracts	19,800	28,995	—	—
Futures contracts	277,931	144,455	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,253,361	(2,998,476)	—	—
Futures contracts	(332,123)	294,551	—	—

Net Change in Net Assets Resulting

From Operations	9,583,215	1,312,350	45,741,062	20,514,325

Distributions to Shareholders
From net investment income	(9,229,771)	(4,768,571)	(45,741,062)	(20,563,557)
From net realized gains	—	(309,277)	—	—

Total Distributions to Shareholders	(9,229,771)	(5,077,848)	(45,741,062)	(20,563,557)

Capital Stock Transactions	93,899,531	43,175,754	261,005,791	10,868,079

Net Increase/(Decrease) in Net Assets	94,252,975	39,410,256	261,005,791	10,818,847

Net Assets, Beginning of Period	170,747,816	131,337,560	946,191,626	935,372,779

Net Assets, End of Period	$265,000,791	$170,747,816	$1,207,197,417	$946,191,626

The accompanying Notes to Financial Statements are an integral part of this statement.

240

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2006

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-nine separate series (the “Fund(s)”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. Effective June 30, 2006, Thrivent High Yield Fund II changed its name to Thrivent Diversified Income Plus Fund. The Trust commenced operations on July 16, 1987.

Thrivent Diversified Income Plus Fund will be changing its fiscal year end to a calendar year basis beginning December 31, 2006, and will be presented with Thrivent Real Estate Securities Fund under a separate annual report. Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 was liquidated on October 19, 2006.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for the Money Market Fund) and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, excluding the Limited Maturity Bond Fund and the Money Market Fund. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund). In addition, Class B shares have a maximum contingent deferred sales charge of 5.00% . The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Diversified Income Plus Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund and Partner Mid Cap Value Fund offer Class A and Institutional Class shares. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I and Large Cap Index Fund-I offer only Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at the net asset value at the close of each business day.

For all Funds, other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Funds’ investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

241

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of October 31, 2006, three securities in the High Yield Fund and two securities in the Diversified Income Plus Fund were valued at fair value, which represented 0.13% and 0.00%, respectively, of each Fund’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterpar-ties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended October 31, 2006, the Partner International Stock Fund, Balanced Fund, Income Fund and Core Bond Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

242

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
As of October 31, 2006

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from the High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from the Diversified Income Plus Fund are declared and paid monthly. Dividends from the Moderate Allocation Fund, Moderately Conservative Allocation Fund and Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Technology Fund, Partner Small Cap Growth Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options — All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year ended October 31, 2006, the Mid Cap Growth Fund, Large Cap Growth Fund, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(J) Financial Futures Contracts — Certain Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Future contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year ended October 31, 2006, the Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Large Cap Stock Fund, Large Cap Index Fund, Large Cap Index Fund-I, Balanced Fund, High Yield Fund, Diversified Income Plus Fund, Municipal Bond Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

243

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(L) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of October 31, 2006, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner International Stock Fund, Municipal Bond Fund and Money Market Fund had securities on loan. The value of securities on loan is as follows:

Securities
Fund	on Loan

Technology	$10,800,067
Partner Small Cap Growth	10,386,951
Partner Small Cap Value	32,629,447
Small Cap Stock	141,067,394
Small Cap Index	12,111,632
Mid Cap Growth	81,701,428
Partner Mid Cap Value	5,932,492
Mid Cap Stock	195,958,359
Mid Cap Index	15,311,450
Mid Cap Index-I	5,711,699
Large Cap Growth	8,462,524
Large Cap Value	16,667,629
Large Cap Stock	126,325,111
Large Cap Index	2,749,292
Large Cap Index-I	2,539,855
Balanced	51,721,912
High Yield	83,129,872
Diversified Income Plus	32,521,019
Income	69,840,374
Core Bond	49,665,538
Limited Maturity Bond	14,497,054

(M) When-Issued and Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(N) Treasury Inflation Protected Securities — Certain funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of infla-tion. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity of the security.

(O) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment advisor Thrivent Asset Management, LLC (“Thrivent Asset Mgt.”) (or a subadviser) to be creditworthy.

244

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(P) Equity-Linked Structured Securities — Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

(Q) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(R) Accounting Estimates — The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-cial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(S) Loss Contingencies — Thrivent High Yield Fund received a dividend in the amount of $37,188 from Global Crossings within 90 days of Global Crossings’ filing for bankruptcy. A preference action has been filed and it is possible that the Fund will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered and the likelihood of the loss can not be reasonably estimated.

Thrivent Diversified Income Plus is a defendant in an adversary action brought by the Official Committee of Asbestos Claimants of G-I Holdings Inc. (G-I) against prior and current holders of secured debt of Building Materials Corp. of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s Debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated.

(T) Unfunded Loan Commitments — The following funds entered into a loan commitment with HCA, Inc. Maturity of the loan commitment is one year from closing. The coupon rate will be determined at time of settlement. The funds are obligated to fund these loan commitments at the borrower’s discretion. A commitment fee is paid to the funds at the close of the loan commitment.

Fund	Unfunded Commitment

High Yield Fund	$4,020,000
Diversified Income Plus Fund	350,000

Subsequent to October 31, 2006, the borrower issued other Notes in lieu of the above loan. As such, the Funds will not be obligated to fund these loan commitments.

(U) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), that requires additional tax disclosures and the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions in any open tax years that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund’s financial statements.

Additionally, in September 2006, the FASB issued FASB Interpretation No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(V) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

245

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Effective January 1, 2006, the Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt., (“the Adviser”). Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company (Thrivent Life). Prior to January 1, 2006, the Trust’s Adviser was Thrivent Investment Management, Inc. (Thrivent Investment Mgt.). There was no change in the investment management fees and Thrivent Asset Mgt. provides the same investment advisory services using the same investment personnel as previously provided by Thrivent Investment Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

(M - Millions)	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M

Aggressive Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small Cap
Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Small Cap
Value Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Small Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Small Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Growth Fund	0.45%	0.45%	0.40%	0.40%	0.35%	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%
Partner Mid Cap
Value Fund	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Index Fund-I	0.25%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Partner International
Stock Fund	0.65%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Growth Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.65%	0.65%	0.60%	0.575%
Large Cap Value Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Large Cap Stock Fund	0.65%	0.65%	0.65%	0.65%	0.65%	0.575%	0.575%	0.50%	0.475%	0.45%	0.425%
Large Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Large Cap Index Fund-I	0.25%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%
Balanced Fund	0.55%	0.55%	0.55%	0.55%	0.55%	0.50%	0.50%	0.475%	0.475%	0.45%	0.425%
High Yield Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%
Diversified Income
Plus Fund	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Municipal Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.35%	0.35%	0.325%	0.30%
Income Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.325%	0.325%	0.30%	0.30%	0.30%	0.30%
Core Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%
Limited Maturity
Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.275%	0.275%	0.25%	0.25%	0.25%	0.25%
Money Market Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.40%	0.35%	0.325%	0.325%	0.30%	0.275%

246

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

The following subadvisory fees are charged as part of the total investment advisory fees in the table above. The sub-advisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management LLC (“Transamerica”) for the performance of subadvisory services for the Partner Small Cap Growth Fund. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services for the Partner Small Cap Value Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for the Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Portfolio will be included in determining breakpoints for the assets managed by Goldman Sachs.

The Adviser has entered into a subadvisory agreement with Mercator Asset Management, LP (“Mercator”) and T. Rowe Price International, Inc. (“Price International”) for the performance of subadvisory services for the Partner International Stock Fund. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. As of June 1, 2006, Mercator has agreed to temporarily waive, through at least December 31, 2006, subadviser fees equal in aggregate to 0.02% of average daily net assets. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Price International.

As of October 31, 2006, the following voluntary and contractual expense reimbursements were in effect:

	Voluntary/			Institutional	Expiration
Fund	Contractual	Class A	Class B	Class	Date

Aggressive Allocation	Contractual	1.24%	N/A	1.24%	2/28/07
Moderately Aggressive Allocation	Contractual	0.59%	N/A	0.59%	2/28/07
Moderate Allocation	Contractual	0.50%	N/A	0.50%	2/28/07
Moderately Conservative Allocation	Contractual	0.77%	N/A	0.77%	2/28/07
Technology	Contractual	0.25%	—	—	2/28/07
Technology	Voluntary	0.25%	1.00%	—	N/A
Partner Small Cap Growth	Contractual	0.80%	N/A	0.80%	2/28/07
Partner Small Cap Value	Voluntary	0.50%	0.50%	0.50%	N/A
Partner Mid Cap Value	Contractual	1.70%	N/A	1.70%	2/28/07
Large Cap Growth	Contractual	0.40%	0.40%	0.40%	2/28/07
Large Cap Growth	Voluntary	0.40%	0.40%	0.40%	N/A
Diversified Income Plus	Voluntary	0.16%	0.16%	0.16%	N/A
Money Market	Voluntary	0.20%	0.10%	0.10%	N/A

As of October 31, 2006, the following contractual expense reimbursements to limit expenses to the following percentages were in effect:

	Voluntary/			Institutional	Expiration
Fund	Contractual	Class A	Class B	Class	Date

Small Cap Index	Contractual	0.95%	N/A	N/A	2/28/07
Mid Cap Index	Contractual	0.90%	N/A	N/A	2/28/07
Large Cap Index	Contractual	0.60%	N/A	N/A	2/28/07

247

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

As of October 15, 2004, all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: Technology Fund, 3.34%; Partner Small Cap Value Fund, 2.63%; Small Cap Stock Fund, 2.43%; Mid Cap Growth Fund, 2.31%; Mid Cap Stock Fund, 2.39%; Partner International Stock Fund, 2.79%; Large Cap Growth Fund, 2.55%; Large Cap Value Fund, 2.21%; Large Cap Stock Fund, 2.24%; Balanced Fund, 2.06%; High Yield Fund, 1.73%; Diversified Income Plus Fund, 2.30%; Municipal Bond Fund, 1.50%; Income Fund, 1.67%; Core Bond Fund, 1.95%; Limited Maturity Bond Fund, 0.89%; and Money Market Fund, 1.95% . These reimbursements will be in effect as long as assets remain in the B shares.

Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for Technology Fund and Partner International Stock Fund. Additionally, Class B share expenses were voluntarily reimbursed to limit expenses to 1.01% of average daily net assets for Money Market Fund. These voluntary expense reimbursements may be discontinued at any time.

Each equity, hybrid and fixed income fund may invest cash in the Money Market Fund, subject to certain limitations. During the year ended October 31, 2006, all funds, with the exception of the Municipal Bond Fund, invested in the Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Thrivent Money Market Fund.

(B) Distribution Plan — Thrivent Investment Mgt. is the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for the Money Market Fund) of average net assets. Class B shares have a Rule 12b-1 fee of 1.00% (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees — For the year ended October 31, 2006, Thrivent Investment Mgt. received $14,514,633 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate contingent deferred sales charges of $398,138 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the year ended October 31, 2006, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $1,312,508 from the Trust.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the year ended October 31, 2006, Thrivent Asset Mgt. received aggregate fees for administrative personnel and services of $2,509,923 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Funds with transfer agent services. For the year ended October 31, 2006, Thrivent Investor Services received $18,714,301 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Thrivent Mutual Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $175,809 in fees from the Trust for the year ended October 31, 2006. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., and Thrivent Investor Services; however, they receive no compensation from the Funds.

248

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

	Accumulated Accumulated
	Net Investment	Net Realized	Trust
Fund	Income/(Loss)	Gain/(Loss)	Capital

Aggressive Allocation	$198,047	$(175,575)	$(22,472)
Moderately Aggressive
Allocation	312,188	(290,996)	(21,192)
Moderate Allocation	326,538	(305,260)	(21,278)
Moderately Conservative
Allocation	98,816	(79,288)	(19,528)
Technology	374,309	—	(374,309)
Partner Small Cap
Growth	19,674	268	(19,942)
Partner Small Cap
Value	(337,787)	(96,916)	434,703
Small Cap Stock	1,345,845	(3,273,655)	1,927,810
Small Cap Index	(35,704)	35,704	—
Mid Cap Growth	1,390,677	10,425	(1,401,102)
Partner Mid Cap Value	8,232	11,488	(19,720)
Mid Cap Stock	(1,500,145)	(8,086,525)	9,586,670
Mid Cap Index	(57,607)	57,607	—
Mid Cap Index - I	(20,224)	20,224	—
Partner International
Stock	(146,580)	146,580	—
Large Cap Growth	(4,863)	5,686	(823)
Large Cap Value	(78,554)	78,554	—
Large Cap Stock	(36,038)	30,609	5,429
Large Cap Index	(12,238)	12,238	—
Large Cap Index - I	(4,193)	4,193	—
Balanced	73,165	(73,165)	—
High Yield	209,636	(209,636)	—
Diversified Income Plus	336,101	(336,101)	—
Income	52,475	(52,475)	—
Core Bond	523,039	(523,039)	—
Limited Maturity Bond	(36,028)	36,028	—

At October 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Fund	Income	Capital Gain

Aggressive Allocation	$ 803,763	$485,217
Moderately Aggressive
Allocation	3,437,585	844,848
Moderate Allocation	1,192,529	1,328,653
Moderately Conservative
Allocation	527,235	367,769
Partner Small Cap Growth	16,999	70
Partner Small Cap Value	1,453,060	4,632,137
Small Cap Stock	49,260	53,118,657
Small Cap Index	146,965	3,303,639
Mid Cap Growth	—	22,856,088
Partner Mid Cap Value	440,806	122,885
Mid Cap Stock	63,800,423	121,689,111
Mid Cap Index	341,054	2,807,868
Mid Cap Index - I	234,049	1,069,007
Partner International Stock	6,893,862	—
Large Cap Growth	1,367,452	—
Large Cap Value	9,736,546	23,854.507
Large Cap Stock	22,446,311	142,671,616
Large Cap Index	971,959	—
Large Cap Index - I	377,732	—
Balanced	9,002,856	7,585,007
High Yield	775,187	—
Diversified Income Plus	646,627	—
Municipal Bond*	60,820	—
Income	120,916	—
Core Bond	210,653	—
Limited Maturity Bond	22,284	—
Money Market	55,550	—

* Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

249

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL
STATEMENTS As of October 31, 2006

(4) TAX INFORMATION — continued

At October 31, 2006, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss
Fund	Carryover	Expiration Year

Technology	$11,131,363	2009
	13,695,973	2010
	1,279,762	2011
	1,471,537	2012

	$27,578,635

Mid Cap Growth	$19,866,079	2009
	6,613,531	2010

	$26,479,610

Partner International Stock	$943,210	2009
	29,104,696	2010

	$30,047,906

Large Cap Growth	$6,537,047	2009
	3,809,590	2010

	$10,346,637

Large Cap Value	$1,776,066	2010

Large Cap Stock	$63,448,833	2009
	45,072,180	2010

	$108,521,013

Large Cap Index	$3,530,756	2014

Large Cap Index - I	$387,177	2010
	1,730,425	2011

	$2,117,602

High Yield	$18,998,975	2007
	15,133,980	2008
	125,418,013	2009
	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014

	$488,557,416

	Capital Loss
Fund	Carryover	Expiration Year

Diversified Income Plus	$35,624,749	2008
	14,003,544	2009
	12,668,032	2010
	324,797	2012

	$62,621,122

Municipal Bond	$2,495,262	2007
	328,490	2009
	545,473	2012

	$3,369,225

Income	$7,036,690	2008
	17,362,752	2010
	9,939,596	2014

	$34,339,038

Core Bond	$1,246,299	2012
	1,300,054	2013
	9,402,862	2014

	$11,949,215

Limited Maturity Bond	$691,482	2013
	602,582	2014

	$1,294,064

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital loss carryovers of $452,083, $148,783, $7,356,869, $13,966, $36,763,759, $10,579,248, $2,364,925, $38,456,766, $1,930,614, $2,318,869 and $4,996,540 were utilized by Technology Fund, Partner Small Cap Growth Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund - I, Diversified Income Plus Fund, and Municipal Bond Fund.

250

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/2006	10/31/2005	10/31/2006	10/31/2005	10/31/2006	10/31/2005

Aggressive Allocation	$ —	$ —	$ 593,507	$ —	$ —	$—
Moderately Aggressive Allocation	—	—	1,360,298	—	—	—
Moderate Allocation	—	—	6,007,876	85,097	—	—
Moderately Conservative Allocation	—	—	2,786,155	54,808	—	—
Partner Small Cap Value	—	—	4,448,423	2,449.833	2,019,625	8,542,961
Small Cap Stock	—	—	4,771,807	4,506,150	47,821,237	17,450,071
Small Cap Index	—	—	243,253	69,683	709,185	276,597
Partner Mid Cap Value	—	—	48,599	—	—	—
Mid Cap Stock	—	—	25,737,749	—	75,803,624	—
Mid Cap Index	—	—	625,306	108,546	3,626,796	213,705
Mid Cap Index - I	—	—	242,831	141,843	1,424,659	571,863
Partner International Stock	—	—	4,550,020	70,182	—	—
Large Cap Growth	—	—	362,403	48,823	—	—
Large Cap Value	—	—	4,838,129	1,412,596	5,697,959	—
Large Cap Stock	—	—	37,690,959	22,365,685	22,898,216	—
Large Cap Index	—	—	1,207,208	794,013	88,417	—
Large Cap Index - I	—	—	431,528	457,553	—	—
Balanced	—	—	15,177,996	7,582,902	1,409,661	6,139,893
High Yield	—	—	47,156,259	47,618,361	—	—
Diversified Income Plus	—	—	8,376,527	10,545,623	—	—
Municipal Bond	55,230,913	55,585,203	454,696	371,394	—	—
Income	—	—	29,934,835	26,177,235	—	—
Core Bond	—	—	19,829,282	20,255,052	—	—
Limited Maturity Bond	—	—	9,229,771	4,768,519	—-	309,329
Money Market	—	—	45,741,062	20,563,557	—-	—

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the year ended October 31, 2006, and the year ended October 31, 2005, were as follows:

			Net Investment Income

	For the year ended,			For the year ended,
	October 31, 2006			October 31, 2005

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Aggressive Allocation Fund	$ 499,413	$ N/A	$ 94,094	$ —	$ N/A	$ —
Moderately Aggressive Allocation Fund	1,225,560	N/A	134,738	—	N/A	—
Moderate Allocation Fund	5,750,817	N/A	257,059	84,047	N/A	1,050
Moderately Conservative Allocation Fund	2,682,736	N/A	103,419	53,752	N/A	1,056
Partner Small Cap Value Fund	218,412	—	163,178	60,956	—	60,758
Small Cap Index Fund	73,001	N/A	N/A	69,683	N/A	N/A
Partner Mid Cap Value Fund	19,273	N/A	29,326	—	N/A	—
Mid Cap Index Fund	289,668	N/A	N/A	108,546	N/A	N/A
Mid Cap Index Fund-I	N/A	N/A	125,860	N/A	N/A	141,843
Partner International Stock Fund	3,199,167	—	1,350,853	52,742	—	17,440
Large Cap Growth Fund	122,283	—	240,120	41,063	—	7,760
Large Cap Value Fund	3,831,080	—	1,007,049	1,266,086	—	146,510
Large Cap Stock Fund	21,262,576	—	1,707,131	21,399,610	—	966,075
Large Cap Index Fund	1,207,200	N/A	N/A	794,013	N/A	N/A

251

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(5) DISTRIBUTIONS BY CLASS — continued

			Net Investment Income

	For the year ended,			For the year ended,
	October 31, 2006			October 31, 2005

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Large Cap Index Fund-I	$ N/A	$ N/A	$ 431,528	$ N/A	$ N/A	$ 457,553
Balanced Fund	4,474,474	81,473	1,986,805	5,092,320	126,181	2,364,401
High Yield Fund	41,475,295	1,328,620	4,352,344	44,855,146	1,884,350	878,865
Diversified Income Plus Fund	7,897,336	207,527	271,664	9,905,335	313,008	327,280
Municipal Bond Fund	54,232,768	973,846	478,995	54,576,418	1,139,478	240,701
Income Fund	23,681,428	624,352	5,629,055	23,801,098	757,982	1,618,155
Core Bond Fund	17,088,041	329,212	2,412,029	18,189,070	370,854	1,695,128
Limited Maturity Bond Fund	4,956,801	75,563	4,197,407	4,214,827	66,216	487,528
Money Market Fund	31,013,880	62,635	14,664,547	13,834,725	39,585	6,689,247

			Net Realized Gains

	For the year ended,			For the year ended,
	October 31, 2006			October 31, 2005

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Partner Small Cap Value Fund	$ 4,655,087	$ 358,184	$1,073,187	$ 8,343,475	$ 713,424	$1,814,181
Small Cap Stock Fund	47,662,131	2,332,355	2,598,558	20,078,791	1,326,981	550,449
Small Cap Index Fund	879,437	N/A	N/A	276,597	N/A	N/A
Mid Cap Stock Fund	93,424,844	2,559,861	5,556,668	—	—	—
Mid Cap Index Fund	3,962,434	N/A	N/A	213,705	N/A	N/A
Mid Cap Index Fund-I	N/A	N/A	1,541,630	N/A	N/A	571,863
Large Cap Value Fund	4,623,401	241,078	833,480	—	—	—
Large Cap Stock Fund	34,978,181	1,011,454	1,629,833	—	—	—
Large Cap Index Fund	88,425	N/A	N/A	—	N/A	N/A
Balanced Fund	7,173,390	339,341	2,532,174	4,255,139	257,863	1,626,891
Limited Maturity Bond Fund	—	—	—	282,527	4,817	21,933

252

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities —

For the year ended October 31, 2006, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Fund	Purchases	Sales

Aggressive Allocation Fund	$ 176,186	$ 9,768
Moderately Aggressive
Allocation Fund	384,035	24,235
Moderate Allocation Fund	356,386	24,511
Moderately Conservative
Allocation Fund	115,836	4,643
Technology Fund	57,953	64,767
Partner Small Cap Growth Fund	53,936	29,375
Partner Small Cap Value Fund	36,242	23,578
Small Cap Stock Fund	471,325	476,117
Small Cap Index Fund	7,429	12,001
Mid Cap Growth Fund	495,080	533,742
Partner Mid Cap Value Fund	27,302	8,189
Mid Cap Stock Fund	1,994,558	2,051,652
Mid Cap Index Fund	7,307	15,393
Mid Cap Index Fund-I	4,974	7,439
Partner International Stock Fund	301,866	228,016
Large Cap Growth Fund	503,220	359,898
Large Cap Value Fund	240,920	192,847
Large Cap Stock Fund	2,233,994	2,570,436
Large Cap Index Fund	6,579	22,188
Large Cap Index Fund-I	4,139	7,238
Balanced Fund	309,768	387,060
High Yield Fund	389,549	368,773
Diversified Income Plus Fund	181,423	189,589
Municipal Bond Fund	167,049	217,978
Income Fund	534,013	529,592
Core Bond Fund	230,628	325,718
Limited Maturity Bond Fund	143,883	62,148

Purchases and sales of U.S. Government securities were:

	In thousands

Fund	Purchases	Sales

Balanced Fund	$ 529,045	$ 527,535
Diversified Income Plus Fund	19,360	17,810
Income Fund	1,482,162	1,440,479
Core Bond Fund	1,854,191	1,858,261
Limited Maturity Bond Fund	276,131	263,176

(B) Investments in Restricted Securities — The High Yield Fund and Diversified Income Plus Fund own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities at October 31, 2006, was $783,840 and $0, which represented 0.12% and 0.00% of the net assets of the High Yield Fund and Diversified Income Plus Fund, respectively. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

253

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2006, were as follows:

	Thrivent Mid Cap Growth Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2005	—	$ —
Opened	279	102,600
Closed	(110)	(35,341)
Expired	—	—
Exercised	—	—

Balance at October 31, 2006	169	$ 67,259

	Thrivent Large Cap Growth Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2005	19	$ 4,254
Opened	2,992	379,939
Closed	(2,322)	(322,791)
Expired	(466)	(30,753)
Exercised	(146)	(12,106)

Balance at October 31, 2006	77	$ 18,543

	Thrivent Balanced Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2005	—	$ —
Opened	105	46,913
Closed	(105)	(46,913)
Expired	—	—
Exercised	—	—

Balance at October 31, 2006	—	$ —

Thrivent Income Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2005	—	$ —
Opened	565	245,391
Closed	(565)	(245,391)
Expired	—	—
Exercised	—	—

Balance at October 31, 2006	—	$ —

Thrivent Core Bond Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2005	—	$ —
Opened	425	184,977
Closed	(425)	(184,977)
Expired	—	—
Exercised	—	—

Balance at October 31, 2006	—	$ —

Thrivent Limited Maturity
Bond Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2005	—	$ —
Opened	40	24,275
Closed	(40)	(24,275)
Expired	—	—
Exercised	—	—

Balance at October 31, 2006	—	$ —

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended October 31, 2006, in the Money Market Fund, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Year Ended
Fund	Additions	Reductions	October 31, 2006	October 31, 2006	October 31, 2006

Aggressive Allocation Fund	$ 3,538,943	$ 29,512	4,098,097	$ 4,098,097	$ 114,228
Moderately Aggressive Allocation Fund	11,425,178	—	13,408,260	13,408,260	363,857
Moderate Allocation Fund	27,118,787	—	31,087,193	31,087,193	835,477
Moderately Conservative Allocation Fund	12,549,577	1,106	15,930,764	15,930,764	445,992
Technology Fund	14,686,198	15,557,562	1,333,102	1,333,102	69,639
Partner Small Cap Growth Fund	13,169,120	12,556,721	1,260,337	1,260,337	39,076
Partner Small Cap Value Fund	25,823,650	22,980,817	5,523,074	5,523,074	215,745
Small Cap Stock Fund	88,886,693	96,168,287	13,918,906	13,918,906	1,018,688

254

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Year Ended
Fund	Additions	Reductions	October 31, 2006	October 31, 2006	October 31, 2006

Small Cap Index Fund	$ 7,982,568	$ 8,948,639	586,066	$586,066	$ 55,036
Mid Cap Growth Fund	96,681,438	94,675,574	14,267,466	14,267,466	566,160
Partner Mid Cap Value Fund	12,973,659	11,819,692	1,163,018	1,163,018	27,162
Mid Cap Stock Fund	94,755,219	87,226,414	35,526,908	35,526,908	1,208,071
Mid Cap Index Fund	10,487,039	10,579,927	1,961,194	1,961,194	57,895
Mid Cap Index Fund-I	7,701,046	8,377,417	440,487	440,487	30,685
Partner International Stock Fund	86,179,728	80,396,379	10,795,069	10,795,069	391,337
Large Cap Growth Fund	99,065,072	89,770,143	13,137,230	13,137,230	311,976
Large Cap Value Fund	51,482,950	49,184,351	14,541,584	14,541,584	904,777
Large Cap Stock Fund	31,355,230	24,935,155	34,077,671	34,077,671	1,296,635
Large Cap Index Fund	17,983,773	16,640,746	2,085,483	2,085,483	46,713
Large Cap Index Fund-I	9,135,498	9,174,150	973,500	973,500	33,442
Balanced Fund	71,541,934	67,841,055	16,886,519	16,886,519	679,262
High Yield Fund	148,559,520	152,934,097	21,389,892	21,389,892	956,976
Diversified Income Plus Fund	38,948,778	40,718,121	2,618,010	2,618,010	173,701
Income Fund	32,125,600	28,880,373	27,543,642	27,543,642	1,189,863
Core Bond Fund	43,160,403	49,356,268	17,948,985	17,948,985	884,497
Limited Maturity Bond Fund	59,938,650	59,060,578	5,447,586	5,447,586	400,479

A summary of transactions for the year ended October 31, 2006, in the Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of Shares
	Purchases and	Sales and	Held October 31,	Value
Fund	Additions	Reductions	2006	October 31, 2006

Technology Fund	$ 72,541,210	$ 67,245,500	10,942,952	$10,942,952
Partner Small Cap Growth Fund	17,857,900	9,558,078	10,634,766	10,634,766
Partner Small Cap Value Fund	93,509,395	75,988,890	33,691,335	33,691,335
Small Cap Stock Fund	417,954,751	361,519,570	144,848,275	144,848,275
Small Cap Index Fund	18,566,862	17,711,384	12,471,270	12,471,270
Mid Cap Growth Fund	250,667,380	220,095,331	83,726,366	83,726,366
Partner Mid Cap Value	30,222,741	24,669,690	6,082,598	6,082,598
Mid Cap Stock Fund	1,289,464,051	1,261,050,174	200,525,518	200,525,518
Mid Cap Index Fund	50,538,668	45,822,869	15,778,621	15,778,621
Mid Cap Index Fund-I	20,004,078	18,121,588	5,880,742	5,880,742
Partner International Stock Fund	173,126,547	231,745,824	—	—
Large Cap Growth Fund	150,111,139	148,348,188	9,102,649	9,102,649
Large Cap Value Fund	264,359,273	261,298,495	17,069,352	17,069,352
Large Cap Stock Fund	2,684,668,041	2,629,567,936	129,465,761	129,465,761
Large Cap Index Fund	32,101,349	34,134,613	2,811,275	2,811,275
Large Cap Index Fund-I	14,317,324	12,156,567	2,599,233	2,599,233
Balanced Fund	186,779,025	179,044,139	52,973,617	52,973,617
High Yield Fund	348,251,365	344,433,991	86,278,192	86,278,192
Diversified Income Plus Fund	103,309,021	92,010,514	33,647,182	33,647,182
Income Fund	381,928,399	370,966,801	71,849,012	71,849,012
Core Bond Fund	301,350,980	298,611,664	51,452,125	51,452,125
Limited Maturity Bond Fund	117,504,818	113,293,418	15,075,000	15,075,000

255

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(7) INVESTMENTS IN AFFILIATES — continued

A summary of transactions for the Thrivent Allocation Funds for the year ended October 31, 2006, in the following Thrivent Mutual Funds, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2005 –
Fund	Additions	Reductions	October 31, 2006	October 31, 2006	October 31, 2006

Aggressive Allocation Fund
Partner Small Cap Growth	$11,755,522	$ 95,915	1,131,509	$13,272,602	$ —
Partner Small Cap Value	11,905,966	95,915	855,578	13,911,704	17,132
Small Cap Stock	12,684,907	103,293	737,232	14,611,931	—
Mid Cap Growth	7,772,955	66,403	531,925	9,170,382	—
Partner Mid Cap Value	7,808,400	66,403	818,692	9,717,876	9,577
Mid Cap Stock	8,898,661	535,341	539,315	10,570,581	—
Partner International Stock	37,936,959	2,007,978	3,635,801	47,956,218	194,645
Large Cap Growth	35,159,138	295,123	7,292,981	41,205,345	39,045
Large Cap Value	13,066,372	2,481,509	915,094	15,538,293	95,508
Large Cap Stock	14,478,559	1,942,086	594,985	17,159,380	61,505
Real Estate Securities	903,457	1,975,168	19,974	266,652	26,392
High Yield	6,203,794	44,269	1,219,467	6,207,086	265,855
Income	4,074,516	29,512	475,260	4,077,727	115,910
Limited Maturity Bond	3,536,528	29,512	326,347	4,105,443	110,417
Money Market	3,538,943	29,512	4,098,097	4,098,097	114,228

Moderately Aggressive Allocation Fund
Partner Small Cap Growth	13,153,221	—	1,342,314	15,745,345	—
Partner Small Cap Value	13,410,143	—	1,012,315	16,460,240	29,913
Small Cap Stock	15,607,973	—	922,237	18,278,731	—
Mid Cap Growth	10,955,444	—	777,392	13,402,242	—
Partner Mid Cap Value	11,017,651	—	1,193,224	14,163,563	16,706
Mid Cap Stock	14,974,445	—	937,639	18,377,715	—
Partner International Stock	58,931,355	9,898,347	5,427,522	71,589,010	416,815
Large Cap Growth	55,652,915	—	11,987,816	67,731,158	79,507
Large Cap Value	44,979,727	—	3,361,947	57,085,861	203,666
Large Cap Stock	49,261,534	—	2,084,084	60,104,985	131,206
Real Estate Securities	8,479,832	2,185,158	803,861	10,731,539	229,007
High Yield	33,602,650	6,849,039	5,292,707	26,939,881	1,278,084
Income	32,745,653	—	4,254,811	36,506,278	959,106
Limited Maturity Bond	21,262,445	5,302,549	1,797,997	22,618,806	635,380
Money Market	11,425,178	—	13,408,260	13,408,260	363,857

Moderate Allocation Fund
Small Cap Stock	26,046,527	—	1,616,023	32,029,569	—
Mid Cap Stock	22,180,690	1,284,458	1,408,623	27,609,019	—
Partner International Stock	41,969,300	9,563,289	3,979,098	52,484,302	359,987
Large Cap Growth	45,655,564	—	10,378,483	58,638,428	81,433
Large Cap Value	32,272,078	1,113,233	2,523,938	42,856,460	204,125
Large Cap Stock	43,270,852	—	1,920,813	55,396,256	144,638
Real Estate Securities	11,724,919	2,392,921	1,196,410	15,972,072	335,812
High Yield	30,535,701	7,048,594	5,274,643	26,847,932	1,360,628
Income	57,982,233	—	7,390,369	63,409,364	1,725,390
Limited Maturity Bond	44,748,088	3,108,916	4,265,076	53,654,652	1,452,778
Money Market	27,118,787	—	31,087,193	31,087,193	835,477

256

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2005 –
Fund	Additions	Reductions	October 31, 2006	October 31, 2006	October 31, 2006

Moderately Conservative Allocation Fund
Small Cap Stock	$ 4,990,920	$ 7,243	332,254	$ 6,585,264	$ —
Mid Cap Stock	4,982,315	41,353	335,765	6,580,997	—
Partner International Stock	9,333,977	2,824,802	909,042	11,990,265	98,475
Large Cap Growth	12,037,585	40,018	2,858,854	16,152,526	25,680
Large Cap Value	8,513,150	15,268	702,407	11,926,867	58,540
Large Cap Stock	9,703,504	885	459,024	13,238,260	43,085
Real Estate Securities	3,722,881	332	422,959	5,646,503	111,574
High Yield	8,150,285	1,708,728	1,541,813	7,847,826	407,170
Income	17,369,107	1,549	2,480,584	21,283,407	620,413
Limited Maturity Bond	37,032,036	3,208	3,676,121	46,245,604	1,245,050
Money Market	12,549,577	1,106	15,930,764	15,930,764	445,992

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2006, the Funds engaged in purchases and sales of securities of $21,750,112 and $31,855,772, respectively.

(9) RELATED PARTY TRANSACTIONS

As of October 31, 2006, related parties held the following shares of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares

Partner Small Cap Growth	900,000	25.6%
Partner Mid Cap Value	451,578	17.1%
Mid Cap Index-I	473,231	29.2%
Large Cap Index-I	221,894	6.4%
Limited Maturity Bond	1,494,396	7.1%

As of October 31, 2006, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares

Aggressive Allocation	2,984,503	16.8%
Moderately Aggressive Allocation	3,290,701	8.3%
Partner Small Cap Value	850,261	10.3%
Mid Cap Index-I	863,618	53.3%
Large Cap Value	1,590,420	5.3%
Large Cap Index-I	2,677,662	77.7%
Balanced	6,399,087	23.8%
Core Bond	2,817,079	7.0%

257

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
As of October 31, 2006

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Automated conversions of Class B shares to Class A shares are included in the shares redeemed and sold amount. Transactions in Fund shares were as follows:

		Aggressive Allocation Fund
	————————————————————————————————————————————————————
	Class A		Institutional Class
	—————————————————————————		—————————————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	13,075,418	$ 147,328,456	3,128,872	$ 35,198,189

Dividends and distributions reinvested	46,370	499,873	8,720	94,094

Redeemed	(732,893)	(8,298,776)	(536,681)	(6,094,182)
	————————	—————————	————————	————————
Net Change	12,388,895	$ 139,529,553	2,600,911	$ 29,198,101
	————————	————————	————————	————————

Year Ended October 31, 2005 (a)
—————————————————————————
Sold	2,539,432	$ 26,218,740	400,862	$ 4,121,513

Dividends and distributions reinvested	—	—	—	—

Redeemed	(106,007)	(1,110,080)	(1)	(10)
	————————	—————————	————————	————————
Net Change	2,433,425	$ 25,108,660	400,861	$ 4,121,503
	————————	————————	————————	————————

	Moderately Aggressive Allocation Fund
	————————————————————————————————————————————————————
	Class A		Institutional Class
	————————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	31,560,635	$ 350,109,841	3,471,588	$ 38,408,189

Dividends and distributions reinvested	114,602	1,221,703	12,628	134,737

Redeemed	(1,696,994)	(18,900,089)	(344,328)	(3,829,712)
	————————	—————————	————————	————————
Net Change	29,978,243	$ 332,431,455	3,139,888	$ 34,713,214
	————————	————————	————————	————————

Year Ended October 31, 2005 (a)
—————————————————————————
Sold	6,318,180	$ 64,978,054	264,360	$ 2,705,003

Dividends and distributions reinvested	—	—	—	—

Redeemed	(194,091)	(2,005,440)	(1)	(10)
	————————	—————————	————————	————————
Net Change	6,124,089	$ 62,972,614	264,359	$ 2,704,993
	————————	————————	————————	————————

		Moderate Allocation Fund
	————————————————————————————————————————————————————
	Class A		Institutional Class
	————————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	33,438,724	$ 362,112,798	1,470,239	$ 15,968,817

Dividends and distributions reinvested	526,632	5,698,786	23,465	254,335

Redeemed	(2,245,064)	(24,370,495)	(264,002)	(2,881,642)
	————————	—————————	————————	————————
Net Change	31,720,292	$ 343,441,089	1,229,702	$ 13,341,510
	————————	————————	————————	————————

Year Ended October 31, 2005 (a)
—————————————————————————
Sold	7,597,586	$ 77,579,096	281,371	$ 2,860,982

Dividends and distributions reinvested	8,054	83,525	101	1,050

Redeemed	(153,929)	(1,583,773)	(8)	(81)
	————————	—————————	————————	————————
Net Change	7,451,711	$ 76,078,848	281,464	$ 2,861,951
	————————	————————	————————	————————

(a) For the period from June 30, 2005 (inception) through October 31, 2005.

258

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

	Moderately Conservative Allocation Fund
	————————————————————————————————————————————————————
	Class A		Institutional Class
	————————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	12,261,652	$ 129,400,033	664,580	$ 7,047,732

Dividends and distributions reinvested	250,577	2,645,161	9,531	100,909

Redeemed	(1,375,509)	(14,531,407)	(154,930)	(1,656,338)
	————————	—————————	————————	————————
Net Change	11,136,720	$ 117,513,787	519,181	$ 5,492,303
	————————	————————	————————	————————

Year Ended October 31, 2005 (a)
—————————————————————————
Sold	3,376,617	$ 34,227,042	75,332	$ 755,613

Dividends and distributions reinvested	5,184	53,085	103	1,056

Redeemed	(134,194)	(1,367,449)	(7)	(71)
	————————	—————————	————————	————————
Net Change	3,247,607	$ 32,912,678	75,428	$ 756,598
	————————	————————	————————	————————

			Technology Fund
	——————————————————————————————————————— ——————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	1,575,576	$ 5,840,342	2,386	$ 8,647	40,689	$ 161,546

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,073,377)	(11,306,964)	(384,866)	(1,362,959)	(201,063)	(807,361)
	————————	—————————	————————	————————	————————	————————
Net Change	(1,497,801)	$ (5,466,622)	(382,480)	$ (1,354,312)	(160,374)	$ (645,815)
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	2,413,463	$ 8,199,817	61,398	$ 199,867	3,449	$12,581

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,128,503)	(10,679,889)	(279,898)	(923,848)	(164,088)	(573,609)
	————————	—————————	————————	————————	————————	————————
Net Change	(715,040)	$ (2,480,072)	(218,500)	$ (723,981)	(160,639)	$ (561,028)
	————————	————————	————————	————————	————————	————————

		Partner Small Cap Growth Fund
	————————————————————————————————————————————————————
	Class A		Institutional Class
	————————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	149,939	$ 1,731,354	2,204,481	$ 25,203,271

Dividends and distributions reinvested	—	—	—	—

Redeemed	(48,537)	(540,910)	(111,243)	(1,235,886)
	————————	—————————	————————	————————
Net Change	101,402	$ 1,190,444	2,093,238	$ 23,967,385
	————————	————————	————————	————————

Year Ended October 31, 2005 (a)
—————————————————————————
Sold	923,858	$ 9,244,828	404,238	$ 4,132,659

Dividends and distributions reinvested	—	—	—	—

Redeemed	(70)	(742)	(1)	(10)
	————————	—————————	————————	————————
Net Change	923,788	$ 9,244,086	404,237	$ 4,132,649
	————————	————————	————————	————————
(a) For the period from June 30, 2005 (inception) through October 31, 2005.

259

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(10) SHARES OF BENEFICIAL INTEREST — continued

			Partner Small Cap Value Fund
	——————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	789,494	$ 11,717,794	13,752	$ 195,259	1,928,137	$ 29,480,789

Dividends and distributions reinvested	360,245	4,839,610	27,743	356,497	88,388	1,234,013

Redeemed	(1,344,105)	(19,806,868)	(79,761)	(1,125,979)	(376,799)	(5,715,628)
	————————	—————————	————————	————————	————————	————————
Net Change	(194,366)	$ (3,249,464)	(38,266)	$ (574,223)	1,639,726	$ 24,999,174
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	1,517,333	$ 20,881,363	24,491	$ 330,888	687,886	$ 9,913,887

Dividends and distributions reinvested	619,617	8,353,675	54,502	711,264	134,623	1,874,939

Redeemed	(1,142,359)	(15,657,893)	(58,263)	(774,977)	(606,729)	(8,464,252)
	————————	—————————	————————	————————	————————	————————
Net Change	994,591	$ 13,577,145	20,730	$ 267,175	215,780	$ 3,324,574
	————————	————————	————————	————————	————————	————————

			Small Cap Stock Fund
	——————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	2,538,144	$ 45,530,084	20,683	$ 333,420	3,185,306	$ 60,806,535

Dividends and distributions reinvested	2,854,211	47,380,770	156,278	2,326,978	136,717	2,421,260

Redeemed	(5,404,823)	(96,654,667)	(457,190)	(7,322,618)	(146,207)	(2,770,269)
	————————	—————————	————————	————————	————————	————————
Net Change	(12,468)	$ (3,743,813)	(280,229)	$ (4,662,220)	3,175,816	$ 60,457,526
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	3,177,885	$ 54,691,472	41,762	$ 655,185	576,981	$ 10,908,320

Dividends and distributions reinvested	1,169,439	19,952,382	84,625	1,324,943	27,428	493,053

Redeemed	(3,837,097)	(66,584,361)	(518,871)	(8,208,131)	(157,397)	(2,960,615)
	————————	—————————	————————	————————	————————	————————
Net Change	510,227	$ 8,059,493	(392,484)	$ (6,228,003)	447,012	$ 8,440,758
	————————	————————	————————	————————	————————	————————

	Small Cap Index Fund
	————————————————————
	Class A
	————————————————————
Year Ended October 31, 2006	Shares	Amount
—————————————————————————	————————	—————————
Sold	427,563	$ 6,576,606

Dividends and distributions reinvested	64,987	942,691

Redeemed	(799,487)	(12,298,315)
	————————	—————————
Net Change	(306,937)	$ (4,779,018)
	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	1,016,689	$ 13,900,371

Dividends and distributions reinvested	25,112	342,666

Redeemed	(555,929)	(7,725,862)
	————————	—————————
Net Change	485,872	$ 6,517,175
	————————	————————

260

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

			Mid Cap Growth Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	1,696,141	$ 26,951,615	10,638	$ 159,589	1,194,522	$ 20,150,089

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,776,345)	(59,668,750)	(893,515)	(13,144,985)	(80,530)	(1,335,045)
	————————	—————————	————————	————————	————————	————————
Net Change	(2,080,204)	$ (32,717,135)	(882,877)	$ (12,985,396)	1,113,992	$ 18,815,044
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	2,537,539	$ 35,036,716	30,434	$ 393,259	272,971	$ 4,152,199

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,757,363)	(52,189,301)	(1,116,546)	(14,519,624)	(270,037)	(3,973,584)
	————————	—————————	————————	————————	————————	————————
Net Change	(1,219,824)	$ (17,152,585)	(1,086,112)	$ (14,126,365)	2,934	$ 178,615
	————————	————————	————————	————————	————————	————————

		Partner Mid Cap Value Fund
	—————————————————————————————————————————
	Class A		Institutional Class
	————————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	152,647	$ 1,676,515	1,713,309	$ 18,850,083

Dividends and distributions reinvested	1,820	19,259	2,772	29,325

Redeemed	(17,102)	(190,153)	(63,360)	(701,328)
	————————	—————————	————————	————————
Net Change	137,365	$ 1,505,621	1,652,721	$ 18,178,080
	————————	————————	————————	————————

Year Ended October 31, 2005 (a)
—————————————————————————
Sold	503,544	$ 5,050,647	359,203	$ 3,660,359

Dividends and distributions reinvested	—	—	—	—

Redeemed	(1)	(10)	(1)	(10)
	————————	—————————	————————	————————
Net Change	503,543	$ 5,050,637	359,202	$ 3,660,349
	————————	————————	————————	————————

			Mid Cap Stock Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	4,939,835	$ 88,864,839	44,431	$ 712,655	3,685,704	$ 69,379,972

Dividends and distributions reinvested	5,464,459	92,680,703	169,303	2,553,082	304,504	5,417,124

Redeemed	(9,926,843)	(177,890,193)	(572,630)	(9,122,694)	(771,657)	(14,421,120)
	————————	—————————	————————	————————	————————	————————
Net Change	477,451	$ 3,655,349	(358,896)	$ (5,856,957)	3,218,551	$ 60,375,976
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	4,460,836	$ 73,983,970	66,435	$ 992,529	1,096,974	$ 19,788,180

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(7,360,779)	(122,554,586)	(586,322)	(8,805,799)	(325,759)	(5,668,084)
	————————	—————————	————————	————————	————————	————————
Net Change	(2,899,943)	$ (48,570,616)	(519,887)	$ (7,813,270)	771,215	$ 14,120,096
	————————	————————	————————	————————	————————	————————

(a) For the period from June 30, 2005 (inception) through October 31, 2005.

261

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(10) SHARES OF BENEFICIAL INTEREST — continued

	Mid Cap Index Fund		Mid Cap Index Fund-I
	————————————————————		————————————————————
	Class A		Institutional Class
	————————————————————		————————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	595,026	$ 8,406,505	292,085	$ 3,993,921

Dividends and distributions reinvested	310,443	4,211,597	123,741	1,619,275

Redeemed	(1,185,347)	(16,735,935)	(528,724)	(7,219,325)
	————————	—————————	————————	————————
Net Change	(279,878)	$ (4,117,833)	(112,898)	$ (1,606,129)
	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	1,114,612	$ 14,521,029	701,761	$ 9,027,007

Dividends and distributions reinvested	24,930	319,594	55,097	684,234

Redeemed	(754,081)	(9,948,203)	(486,586)	(6,185,324)
	————————	—————————	————————	————————
Net Change	385,461	$ 4,892,420	270,272	$ 3,525,917
	————————	————————	————————	————————

		Partner International Stock Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	3,242,267	$ 38,631,787	55,694	$ 639,937	12,599,508	$152,916,149

Dividends and distributions reinvested	278,655	3,165,499	—	—	114,683	1,321,143

Redeemed	(6,278,166)	(75,182,696)	(477,656)	(5,490,671)	(2,906,204)	(33,993,291)
	————————	—————————	————————	————————	————————	————————
Net Change	(2,757,244)	$ (33,385,410)	(421,962)	$ (4,850,734)	9,807,987	$120,244,001
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	6,327,274	$ 63,200,783	83,665	$ 808,246	4,287,992	$ 45,266,449

Dividends and distributions reinvested	5,184	52,212	—	—	1,557	15,897

Redeemed	(4,260,381)	(43,002,707)	(702,098)	(6,815,411)	(35,291)	(357,325)
	————————	—————————	————————	————————	————————	————————
Net Change	2,072,077	$ 20,250,288	(618,433)	$ (6,007,165)	4,254,258	$ 44,925,021
	————————	————————	————————	————————	————————	————————

			Large Cap Growth Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	5,705,035	$ 29,361,687	66,396	$ 323,093	30,963,196	$168,846,450

Dividends and distributions reinvested	23,292	119,718	—	—	44,016	239,449

Redeemed	(7,194,318)	(36,867,630)	(1,042,666)	(5,024,700)	(800,340)	(4,397,226)
	————————	—————————	————————	————————	————————	————————
Net Change	(1,465,991)	$ (7,386,225)	(976,270)	$ (4,701,607)	30,206,872	$164,688,673
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	12,171,994	$ 57,010,739	180,129	$ 800,578	5,501,581	$ 28,433,153

Dividends and distributions reinvested	8,451	40,650	—	—	1,389	7,042

Redeemed	(4,266,894)	(20,309,601)	(928,944)	(4,171,992)	(1,386,103)	(6,893,110)
	————————	—————————	————————	————————	————————	————————
Net Change	7,913,551	$ 36,741,788	(748,815)	$ (3,371,414)	4,116,867	$ 21,547,085
	————————	————————	————————	————————	————————	————————

262

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

			Large Cap Value Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	2,027,404	$ 31,651,188	24,560	$ 380,262	7,067,224	$110,974,959

Dividends and distributions reinvested	556,278	8,268,344	16,314	239,486	122,590	1,831,095

Redeemed	(5,040,104)	(78,519,471)	(353,683)	(5,446,939)	(828,908)	(12,806,414)
	————————	—————————	————————	————————	————————	————————
Net Change	(2,456,422)	$ (38,599,939)	(312,809)	$ (4,827,191)	6,360,906	$ 99,999,640
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	3,673,689	$ 51,883,546	59,489	$ 829,196	2,420,261	$ 34,854,535

Dividends and distributions reinvested	86,770	1,230,393	—	—	8,810	125,280

Redeemed	(3,651,149)	(51,917,884)	(350,803)	(4,904,147)	(634,417)	(9,144,006)
	————————	—————————	————————	————————	————————	————————
Net Change	109,310	$ 1,196,055	(291,314)	$ (4,074,951)	1,794,654	$ 25,835,809
	————————	————————	————————	————————	————————	————————

			Large Cap Stock Fund
	——————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	4,462,863	$ 120,738,121	9,189	$ 229,471	4,720,185	$128,445,765

Dividends and distributions reinvested	2,077,603	55,394,923	40,804	1,008,349	119,662	3,207,017

Redeemed	(26,453,828)	(715,804,335)	(1,264,335)	(31,648,461)	(1,905,974)	(51,865,562)
	————————	—————————	————————	————————	————————	————————
Net Change	(19,913,362)	$ (539,671,291)	(1,214,342)	$ (30,410,641)	2,933,873	$ 79,787,220
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	6,847,339	$ 173,588,211	40,093	$ 937,446	1,719,267	$ 44,559,132

Dividends and distributions reinvested	825,490	21,106,807	62	1,351	35,618	914,310

Redeemed	(22,742,851)	(579,282,313)	(1,746,412)	(41,233,194)	(840,455)	(21,560,415)
	————————	—————————	————————	————————	————————	————————
Net Change	(15,070,022)	$ (384,587,295)	(1,706,257)	$ (40,294,397)	914,430	$ 23,913,027
	————————	————————	————————	————————	————————	————————

	Large Cap Index Fund		Large Cap Index Fund-I
	————————————————————		————————————————————
	Class A		Institutional Class
	————————————————————		————————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————
Sold	1,212,651	$ 10,702,889	691,604	$ 6,083,284

Dividends and distributions reinvested	149,126	1,280,887	48,463	412,908

Redeemed	(2,970,026)	(26,233,730)	(1,094,387)	(9,595,822)
	————————	—————————	————————	————————
Net Change	(1,608,249)	$ (14,249,954)	(354,320)	$ (3,099,630)
	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	3,307,347	$ 27,090,444	884,376	$ 7,236,775

Dividends and distributions reinvested	95,005	788,538	54,311	446,980

Redeemed	(1,908,815)	(15,773,311)	(934,372)	(7,673,407)
	————————	—————————	————————	————————
Net Change	1,493,537	$ 12,105,671	4,315	$ 10,348
	————————	————————	————————	————————

263

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(10) SHARES OF BENEFICIAL INTEREST — continued

			Balanced Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	1,503,534	$ 18,783,943	17,860	$ 222,453	155,282	$ 1,931,549

Dividends and distributions reinvested	923,755	11,441,804	33,814	415,972	364,545	4,515,013

Redeemed	(5,654,941)	(70,689,156)	(371,363)	(4,606,196)	(1,933,121)	(24,176,039)
	————————	—————————	————————	————————	————————	————————
Net Change	(3,227,652)	$ (40,463,409)	(319,689)	$ (3,967,771)	(1,413,294)	$ (17,729,477)
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	3,195,298	$ 38,470,275	14,849	$ 179,001	161,848	$ 1,956,455

Dividends and distributions reinvested	758,679	9,156,247	31,721	380,639	330,563	3,986,774

Redeemed	(4,871,001)	(58,885,348)	(446,249)	(5,356,650)	(1,600,278)	(19,308,671)
	————————	—————————	————————	————————	————————	————————
Net Change	(917,024)	$ (11,258,826)	(399,679)	$ (4,797,010)	(1,107,867)	$ (13,365,442)
	————————	————————	————————	————————	————————	————————

			High Yield Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	10,539,834	$ 53,007,415	84,971	$ 425,746	15,871,254	$ 80,202,875

Dividends and distributions reinvested	5,791,921	29,188,525	193,224	973,714	785,290	3,957,887

Redeemed	(23,329,587)	(117,459,897)	(1,686,376)	(8,497,294)	(3,501,294)	(17,706,365)
	————————	—————————	————————	————————	————————	————————
Net Change	(6,997,832)	$ (35,263,957)	(1,408,181)	$ (7,097,834)	13,155,250	$ 66,454,397
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	11,380,648	$ 58,997,559	78,981	$ 410,492	1,274,897	$ 6,551,599

Dividends and distributions reinvested	6,193,332	31,927,680	271,884	1,402,509	101,401	522,045

Redeemed	(20,693,498)	(106,752,495)	(2,012,945)	(10,408,639)	(275,736)	(1,426,020)
	————————	—————————	————————	————————	————————	————————
Net Change	(3,119,518)	$ (15,827,256)	(1,662,080)	$ (8,595,638)	1,100,562	$ 5,647,624
	————————	————————	————————	————————	————————	————————

			Diversified Income Plus Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	4,306,685	$ 28,014,839	17,526	$ 113,372	610,182	$ 3,981,168

Dividends and distributions reinvested	857,313	5,538,631	24,164	155,968	24,610	159,237

Redeemed	(6,139,059)	(39,536,691)	(227,488)	(1,463,782)	(437,305)	(2,835,896)
	————————	—————————	————————	————————	————————	————————
Net Change	(975,061)	$ (5,983,221)	(185,798)	$ (1,194,442)	197,487	$ 1,304,509
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	1,645,098	$ 10,909,037	13,662	$ 89,576	59,725	$ 397,171

Dividends and distributions reinvested	1,057,002	6,959,351	35,298	232,596	35,874	235,946

Redeemed	(3,988,894)	(26,331,604)	(284,341)	(1,885,441)	(72,353)	(486,954)
	————————	—————————	————————	————————	————————	————————
Net Change	(1,286,794)	$ (8,463,216)	(235,381)	$ (1,563,269)	23,246	$ 146,163
	————————	————————	————————	————————	————————	————————

264

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

			Municipal Bond Fund
	——————————————————————————————————————— ——————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	7,272,232	$ 82,058,835	19,033	$ 214,594	596,280	$ 6,719,776

Dividends and distributions reinvested	3,835,932	43,308,906	74,081	836,120	28,913	326,346

Redeemed	(15,492,085)	(174,708,654)	(747,886)	(8,421,000)	(298,232)	(3,366,694)
	————————	—————————	————————	————————	————————	————————
Net Change	(4,383,921)	$ (49,340,913)	(654,772)	$ (7,370,286)	326,961	$ 3,679,428
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	9,170,851	$ 105,337,442	17,696	$ 203,078	433,972	$ 4,973,247

Dividends and distributions reinvested	3,790,971	43,498,716	85,950	986,057	12,542	143,719

Redeemed	(12,477,891)	(143,266,278)	(492,658)	(5,658,362)	(148,135)	(1,691,304)
	————————	—————————	————————	————————	————————	————————
Net Change	483,931	$ 5,569,880	(389,012)	$ (4,469,227)	298,379	$ 3,425,662
	————————	————————	————————	————————	————————	————————

			Income Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	3,056,959	$ 25,955,319	25,440	$ 217,189	14,980,955	$127,041,110

Dividends and distributions reinvested	2,269,958	19,292,564	66,628	565,078	630,512	5,347,248

Redeemed	(12,756,451)	(108,230,155)	(871,989)	(7,377,170)	(1,609,551)	(13,575,746)
	————————	—————————	————————	————————	————————	————————
Net Change	(7,429,534)	$ (62,982,272)	(779,921)	$ (6,594,903)	14,001,916	$118,812,612
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	4,570,109	$ 40,024,825	33,360	$ 292,484	2,812,041	$ 24,523,996

Dividends and distributions reinvested	2,212,878	19,346,299	78,094	681,374	156,192	1,363,273

Redeemed	(9,502,313)	(83,136,647)	(739,002)	(6,453,543)	(780,965)	(6,822,423)
	————————	—————————	————————	————————	————————	————————
Net Change	(2,719,326)	$ (23,765,523)	(627,548)	$ (5,479,685)	2,187,268	$ 19,064,846
	————————	————————	————————	————————	————————	————————

			Core Bond Fund
	———————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	2,110,737	$ 20,723,629	14,315	$ 140,843	707,477	$ 6,939,118

Dividends and distributions reinvested	1,516,826	14,895,141	31,482	309,310	198,870	1,953,261

Redeemed	(11,570,007)	(113,497,276)	(323,834)	(3,176,985)	(1,304,709)	(12,877,720)
	————————	—————————	————————	————————	————————	————————
Net Change	(7,942,444)	$ (77,878,506)	(278,037)	$ (2,726,832)	(398,362)	$ (3,985,341)
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	5,126,034	$ 51,935,614	24,978	$ 253,247	2,424,776	$ 24,573,803

Dividends and distributions reinvested	1,580,139	15,973,123	34,282	346,831	133,347	1,346,119

Redeemed	(8,646,568)	(87,413,887)	(263,007)	(2,662,091)	(748,571)	(7,594,169)
	————————	—————————	————————	————————	————————	————————
Net Change	(1,940,395)	$ (19,505,150)	(203,747)	$ (2,062,013)	1,809,552	$ 18,325,753
	————————	————————	————————	————————	————————	————————

265

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of October 31, 2006

(10) SHARES OF BENEFICIAL INTEREST — continued

			Limited Maturity Bond Fund
	————————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		———————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	————————	————————
Sold	2,934,035	$ 36,800,045	16,790	$ 210,746	9,931,652	$124,519,949

Dividends and distributions reinvested	370,015	4,641,350	3,350	42,050	320,331	4,016,603

Redeemed	(4,618,489)	(57,906,212)	(30,151)	(378,631)	(1,435,668)	(18,046,369)
	————————	—————————	————————	————————	————————	————————
Net Change	(1,314,439)	$ (16,464,817)	(10,011)	$ (125,835)	8,816,315	$110,490,183
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	4,788,604	$ 60,965,787	19,048	$ 240,851	2,562,863	$ 32,414,317

Dividends and distributions reinvested	337,414	4,287,517	3,022	38,414	26,630	337,062

Redeemed	(3,937,777)	(50,049,978)	(24,936)	(316,529)	(374,113)	(4,741,687)
	————————	—————————	————————	————————	————————	————————
Net Change	1,188,241	$ 15,203,326	(2,866)	$ (37,264)	2,215,380	$ 28,009,692
	————————	————————	————————	————————	————————	————————

			Money Market Fund
	—————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	————————————————————		———————————————————		————————————————————
Year Ended October 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	—————————	————————	————————	—————————	—————————
Sold	1,057,197,836	$1,057,197,838	1,348,662	$ 1,348,662	1,215,084,908	$1,215,084,908

Dividends and distributions reinvested	30,553,980	30,553,980	60,874	60,874	13,967,308	13,967,308

Redeemed	(884,770,696)	(884,770,698)	(1,360,539)	(1,360,540)	(1,171,076,541)	(1,171,076,541)
	————————	—————————	————————	————————	—————————	—————————
Net Change	202,981,120	$ 202,981,120	48,997	$ 48,996	57,975,675	$ 57,975,675
	————————	————————	————————	————————	————————	————————

Year Ended October 31, 2005
—————————————————————————
Sold	795,205,175	$ 795,205,174	684,330	$ 684,330	939,281,015	$ 939,281,015

Dividends and distributions reinvested	13,622,558	13,622,558	38,863	38,863	6,325,425	6,325,425

Redeemed	(834,313,997)	(834,313,997)	(1,844,399)	(1,844,399)	(908,130,890)	(908,130,890)
	————————	—————————	————————	————————	—————————	—————————
Net Change	(25,486,264)	$ (25,486,265)	(1,121,206)	$ (1,121,206)	37,475,550	$ 37,475,550
	————————	————————	————————	————————	————————	————————

266

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267

Thrivent Mutual Funds Financial Highlights

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

AGGRESSIVE ALLOCATION FUND
Class A Share
Year Ended 10/31/2006	$10.37	$0.15	$1.49	$1.64	$(0.13)	$—	$(0.13)
Year Ended 10/31/2005 (e)	10.00	(0.01)	0.38	0.37	—	—	—
Class I Shares
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	—	0.39	0.39	—	—	—

MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Share
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	—	(0.13)
Year Ended 10/31/2005 (e)	10.00	0.01	0.30	0.31	—	—	—
Class I Shares
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	0.01	0.32	0.33	—	—	—

MODERATE ALLOCATION FUND
Class A Share
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2005 (e)	10.00	0.02	0.22	0.24	(0.02)	—	(0.02)
Class I Shares
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	—	(0.31)
Year Ended 10/31/2005 (e)	10.00	0.03	0.22	0.25	(0.02)	—	(0.02)

MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Share
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	—	(0.31)
Year Ended 10/31/2005 (e)	10.00	0.04	0.11	0.15	(0.02)	—	(0.02)
Class I Shares
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	—	(0.34)
Year Ended 10/31/2005 (e)	10.00	0.05	0.12	0.17	(0.03)	—	(0.03)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

268

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$11.88	15.95%	$176.0	0.10%	0.78%	0.81%	0.07%	8%
10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

11.94	16.45%	35.8	(0.44)%(f)	1.25%	0.27%	0.53%	8%
10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

11.77	15.43%	40.1	(0.36)%(f)	2.05%	0.23%	1.46%	10%
10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

11.32	13.83%	17.1	(0.33)%(f)	2.82%	0.24%	2.25%	10%
10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%
10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

10.93	11.35%	6.5	(0.34)%(f)	3.50%	0.30%	2.86%	5%
10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

(f) Eхpense ratio is negative because the adviser has agreed, through at least February 28,2007, to reimburse certain eхpenses associated with operating the Fund.

The accompanying notes to the financial statements are an integral part of this schedule.

269

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

TECHNOLOGY FUND
Class A Share
Year Ended 10/31/2006	$3.48	$(0.03)	$0.28	$0.25	$—	$—	$—
Year Ended 10/31/2005	3.28	(0.01)	0.21	0.20	—	—	—
Period Ended 10/31/2004 (f)	3.20	(0.02)	0.10	0.08	—	—	—
Year Ended 4/30/2004	2.50	(0.03)	0.73	0.70	—	—	—
Year Ended 4/30/2003	3.15	(0.05)	(0.60)	(0.65)	—	—	—
Year Ended 4/30/2002	5.13	(0.06)	(1.92)	(1.98)	—	—	—
Class B Shares
Year Ended 10/31/2006	3.34	(0.07)	0.29	0.22	—	—	—
Year Ended 10/31/2005	3.16	(0.03)	0.21	0.18	—	—	—
Period Ended 10/31/2004 (f)	3.09	(0.03)	0.10	0.07	—	—	—
Year Ended 4/30/2004	2.43	(0.04)	0.70	0.66	—	—	—
Year Ended 4/30/2003	3.09	(0.06)	(0.60)	(0.66)	—	—	—
Year Ended 4/30/2002	5.10	(0.09)	(1.92)	(2.01)	—	—	—
Class I Shares
Year Ended 10/31/2006	3.65	(0.01)	0.29	0.28	—	—	—
Year Ended 10/31/2005	3.42	0.01	0.22	0.23	—	—	—
Period Ended 10/31/2004 (f)	3.32	(0.01)	0.11	0.10	—	—	—
Year Ended 4/30/2004	2.59	(0.02)	0.75	0.73	—	—	—
Year Ended 4/30/2003	3.22	(0.02)	(0.61)	(0.63)	—	—	—
Year Ended 4/30/2002	5.19	(0.03)	(1.94)	(1.97)	—	—	—

PARTNER SMALL CAP GROWTH FUND
Class A Share
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	—	—	—
Year Ended 10/31/2005 (e)	10.00	(0.04)	0.32	0.28	—	—	—
Class I Shares
Year Ended 10/31/2006	10.28	—	1.45	1.45	—	—	—
Year Ended 10/31/2005 (e)	10.00	(0.02)	0.30	0.28	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

270

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$3.73	7.18%	$40.1	1.45%	(0.78)%	1.97%	(1.30)%	126%
3.48	6.10%	42.7	1.52%	(0.40)%	2.04%	(0.92)%	37%
3.28	2.50%	42.5	1.70%	(1.32)%	2.22%	(1.84)%	23%
3.20	28.00%	41.5	1.36%	(1.02)%	2.19%	(1.85)%	67%
2.50	(20.63)%	29.3	2.39%	(2.09)%	2.75%	(2.45)%	67%
3.15	(38.60)%	31.4	2.29%	(2.05)%	2.33%	(2.09)%	57%

3.56	6.59%	2.4	1.94%	(1.27)%	2.95%	(2.28)%	126%
3.34	5.70%	3.5	2.07%	(0.91)%	3.08%	(1.93)%	37%
3.16	2.27%	4.0	2.32%	(1.94)%	3.34%	(2.96)%	23%
3.09	27.16%	3.9	1.85%	(1.51)%	3.36%	(3.02)%	67%
2.43	(21.36)%	2.6	3.50%	(3.20)%	4.12%	(3.82)%	67%
3.09	(39.41)%	2.6	3.25%	(3.01)%	3.29%	(3.05)%	57%

3.93	7.67%	2.1	0.96%	(0.30)%	0.97%	(0.31)%	126%
3.65	6.73%	2.6	0.94%	0.24%	0.95%	0.22%	37%
3.42	3.01%	3.0	1.00%	(0.62)%	1.02%	(0.64)%	23%
3.32	28.19%	2.9	1.00%	(0.66)%	1.02%	(0.68)%	67%
2.59	(19.57)%	2.2	1.06%	(0.76)%	1.08%	(0.78)%	67%
3.22	(37.96)%	7.9	1.10%	(0.86)%	1.14%	(0.90)%	57%

11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%
10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

(d) Computed on an annualized basis for periods less than one year. (e) Since fund inception, June 30, 2005. (f) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

271

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER SMALL CAP VALUE FUND
Class A Share
Year Ended 10/31/2006	$14.06	$0.07	$2.46	$2.53	$(0.04)	$(0.90)	$(0.94)
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)	(1.86)
Period Ended 10/31/2004 (f)	13.58	0.01	1.02	1.03	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.33	(0.05)	4.30	4.25	—	—	—
Year Ended 4/30/2003	11.65	(0.07)	(2.18)	(2.25)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (g)	10.00	(0.05)	1.70	1.65	—	—	—
Class B Shares
Year Ended 10/31/2006	13.50	(0.08)	2.37	2.29	—	(0.90)	(0.90)
Year Ended 10/31/2005	13.88	(0.10)	1.57	1.47	—	(1.85)	(1.85)
Period Ended 10/31/2004 (f)	13.29	(0.06)	0.99	0.93	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.21	(0.14)	4.22	4.08	—	—	—
Year Ended 4/30/2003	11.59	(0.12)	(2.19)	(2.31)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (g)	10.00	(0.11)	1.70	1.59	—	—	—
Class I Shares
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)	(1.03)
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)	(1.90)
Period Ended 10/31/2004 (f)	13.90	0.05	1.06	1.11	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.47	0.03	4.40	4.43	—	—	—
Year Ended 4/30/2003	11.71	—	(2.17)	(2.17)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (g)	10.00	(0.05)	1.76	1.71	—	—	—

SMALL CAP STOCK FUND
Class A Share
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	—	(1.94)	(1.94)
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	—	(0.82)	(0.82)
Period Ended 10/31/2004 (f)	16.39	(0.04)	0.99	0.95	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.55	(0.11)	4.95	4.84	—	—	—
Year Ended 4/30/2003	14.82	(0.09)	(3.18)	(3.27)	—	—	—
Year Ended 4/30/2002	13.39	(0.09)	1.60	1.51	—	(0.08)	(0.08)
Class B Shares
Year Ended 10/31/2006	16.18	(0.30)	2.50	2.20	—	(1.94)	(1.94)
Year Ended 10/31/2005	15.11	(0.27)	2.16	1.89	—	(0.82)	(0.82)
Period Ended 10/31/2004 (f)	15.26	(0.11)	0.91	0.80	—	(0.95)	(0.95)
Year Ended 4/30/2004	10.86	(0.26)	4.66	4.40	—	—	—
Year Ended 4/30/2003	14.08	(0.26)	(2.96)	(3.22)	—	—	—
Year Ended 4/30/2002	12.86	(0.24)	1.54	1.30	—	(0.08)	(0.08)
Class I Shares
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	—	(1.94)	(1.94)
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	—	(0.82)	(0.82)
Period Ended 10/31/2004 (f)	17.12	(0.02)	1.06	1.04	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.98	(0.01)	5.15	5.14	—	—	—
Year Ended 4/30/2003	15.26	(0.06)	(3.22)	(3.28)	—	—	—
Year Ended 4/30/2002	13.71	(0.01)	1.64	1.63	—	(0.08)	(0.08)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

272

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$15.65	19.08%	$79.8	0.95%	0.51%	1.46%	(0.01)%	22%
14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%
14.27	7.60%	61.4	1.10%	0.61%	1.61%	0.10%	100%
13.58	45.55%	50.6	1.32%	(0.46)%	1.84%	(0.98)%	80%
9.33	(19.38)%	27.7	1.86%	(0.88)%	2.05%	(1.07)%	147%
11.65	16.50%	22.3	2.12%	(1.19)%	2.16%	(1.23)%	50%

14.89	17.99%	5.5	1.88%	(0.42)%	2.40%	(0.93)%	22%
13.50	11.03%	5.5	2.02%	(0.72)%	2.53%	(1.23)%	53%
13.88	7.01%	5.4	2.10%	(0.41)%	2.61%	(0.92)%	100%
13.29	44.30%	5.7	2.20%	(1.33)%	2.73%	(1.86)%	80%
9.21	(20.00)%	2.9	2.71%	(1.73)%	2.91%	(1.93)%	147%
11.59	15.90%	2.3	2.86%	(1.93)%	2.90%	(1.97)%	50%

16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%
14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%
14.67	8.01%	13.3	0.40%	1.32%	0.91%	0.81%	100%
13.90	46.78%	10.3	0.52%	0.34%	1.04%	(0.18)%	80%
9.47	(18.59)%	3.8	0.87%	0.10%	1.07%	(0.10)%	147%
11.71	17.10%	3.5	1.59%	(0.66)%	1.63%	(0.70)%	50%

18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%
17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%
16.39	5.88%	397.3	1.36%	(0.49)%	1.38%	(0.51)%	52%
16.39	41.90%	379.5	1.38%	(0.71)%	1.40%	(0.73)%	106%
11.55	(22.06)%	266.7	1.47%	(0.78)%	1.49%	(0.80)%	97%
14.82	11.29%	344.3	1.36%	(0.69)%	1.37%	(0.70)%	59%

16.44	14.86%	16.3	2.30%	(1.29)%	2.32%	(1.31)%	92%
16.18	12.75%	20.5	2.32%	(1.47)%	2.34%	(1.49)%	114%
15.11	5.31%	25.1	2.39%	(1.52)%	2.41%	(1.54)%	52%
15.26	40.52%	25.3	2.42%	(1.75)%	2.44%	(1.77)%	106%
10.86	(22.87)%	21.1	2.45%	(1.75)%	2.47%	(1.77)%	97%
14.08	10.11%	33.8	2.39%	(1.72)%	2.41%	(1.74)%	59%

19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%
18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%
17.21	6.17%	11.6	0.73%	(0.24)%	0.75%	(0.26)%	52%
17.12	42.90%	11.0	0.73%	(0.06)%	0.75%	(0.08)%	106%
11.98	(21.49)%	6.8	0.73%	(0.03)%	0.75%	(0.05)%	97%
15.26	11.90%	5.3	0.74%	(0.07)%	0.75%	(0.08)%	59%

(d) Computed on an annualized basis for periods less than one year.

(f) For the period from May 1, 2004 to October 31, 2004.

(g) Since fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

273

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

SMALL CAP INDEX FUND
Class A Share
Year Ended 10/31/2006	$14.28	$0.03	$2.09	$2.12	$(0.02)	$(0.27)	$(0.29)
Year Ended 10/31/2005	12.63	0.03	1.74	1.77	(0.02)	(0.10)	(0.12)
Period Ended 10/31/2004 (e)	12.26	0.02	0.85	0.87	—	(0.50)	(0.50)
Year Ended 4/30/2004	8.89	(0.01)	3.42	3.41	—	(0.04)	(0.04)
Year Ended 4/30/2003	11.42	(0.04)	(2.43)	(2.47)	—	(0.06)	(0.06)
Year Ended 4/30/2002	10.03	(0.07)	1.52	1.45	—	(0.06)	(0.06)

MID CAP GROWTH FUND
Class A Share
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	—	—	—
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	—	—	—
Year Ended 10/31/2004	12.35	(0.02)	0.42	0.40	—	—	—
Year Ended 10/31/2003	9.50	(0.15)	3.00	2.85	—	—	—
Year Ended 10/31/2002	11.43	(0.13)	(1.80)	(1.93)	—	—	—
Class B Shares
Year Ended 10/31/2006	13.64	(0.34)	1.66	1.32	—	—	—
Year Ended 10/31/2005	12.05	(0.27)	1.86	1.59	—	—	—
Year Ended 10/31/2004	11.78	(0.19)	0.46	0.27	—	—	—
Year Ended 10/31/2003	9.13	(0.24)	2.89	2.65	—	—	—
Year Ended 10/31/2002	11.06	(0.13)	(1.80)	(1.93)	—	—	—
Class I Shares
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	—	—	—
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	—	—	—
Year Ended 10/31/2004	12.87	(0.01)	0.53	0.52	—	—	—
Year Ended 10/31/2003	9.79	(0.04)	3.12	3.08	—	—	—
Year Ended 10/31/2002	11.66	(0.01)	(1.86)	(1.87)	—	—	—

PARTNER MID CAP VALUE FUND
Class A Share
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	—	(0.04)
Year Ended 10/31/2005 (f)	10.00	—	0.13	0.13	—	—	—
Class I Shares
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	—	(0.05)
Year Ended 10/31/2005 (f)	10.00	0.01	0.13	0.14	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

274

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$16.11	15.08%	$48.0	0.95%	0.21%	1.09%	0.07%	16%
14.28	14.05%	46.9	0.95%	0.21%	1.18%	(0.02)%	17%
12.63	7.11%	35.4	0.95%	0.43%	1.37%	0.01%	17%
12.26	38.37%	34.4	1.04%	(0.13)%	1.25%	(0.34)%	18%
8.89	(21.69)%	20.5	1.35%	(0.44)%	1.40%	(0.49)%	18%
11.42	14.53%	21.6	1.51%	(0.77)%	1.51%	(0.77)%	18%

16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%
14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%
12.75	3.24%	250.7	1.36%	(0.95)%	1.36%	(0.95)%	154%
12.35	29.86%	113.1	1.88%	(1.51)%	1.94%	(1.57)%	76%
9.50	(16.80)%	86.2	1.54%	(1.17)%	1.89%	(1.52)%	55%

14.96	9.68%	26.4	2.27%	(1.43)%	2.28%	(1.45)%	156%
13.64	13.20%	36.1	2.31%	(1.75)%	2.44%	(1.88)%	146%
12.05	2.29%	45.0	2.32%	(1.91)%	2.32%	(1.91)%	154%
11.78	29.03%	37.2	2.63%	(2.27)%	2.69%	(2.33)%	76%
9.13	(17.45)%	31.1	2.29%	(1.92)%	2.64%	(2.27)%	55%

17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%
15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%
13.39	4.04%	10.1	0.62%	(0.21)%	0.73%	(0.32)%	154%
12.87	31.46%	7.3	0.74%	(0.37)%	0.95%	(0.58)%	76%
9.79	(16.04)%	12.6	0.58%	(0.21)%	0.93%	(0.56)%	55%

11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%
10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

11.87	17.65%	23.9	(0.14)%(g)	2.08%	1.37%	0.57%	43%
10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004, to October 31, 2004.

(f) Since fund inception, June 30, 2005.

(g) Expense ratio is negative because the adviser has agreed, through at least February 28, 2007, to reimburse certain expenses accociated with operating the Fund.

The accompanying notes to the financial statements are an integral part of this schedule.

275

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MID CAP STOCK FUND
Class A Share
Year Ended 10/31/2006	$17.85	$0.02	$2.55	$2.57	$—	$(1.81)	$(1.81)
Year Ended 10/31/2005	14.74	—	3.11	3.11	—	—	—
Period Ended 10/31/2004 (e)	13.96	(0.02)	0.80	0.78	—	—	—
Year Ended 4/30/2004	10.74	(0.05)	3.27	3.22	—	—	—
Year Ended 4/30/2003	13.01	(0.02)	(2.25)	(2.27)	—	—	—
Year Ended 4/30/2002	14.73	(0.03)	(1.31)	(1.34)	—	(0.38)	(0.38)
Class B Shares
Year Ended 10/31/2006	16.08	(0.24)	2.36	2.12	—	(1.81)	(1.81)
Year Ended 10/31/2005	13.42	(0.19)	2.85	2.66	—	—	—
Period Ended 10/31/2004 (e)	12.78	(0.09)	0.73	0.64	—	—	—
Year Ended 4/30/2004	9.95	(0.19)	3.02	2.83	—	—	—
Year Ended 4/30/2003	12.20	(0.18)	(2.07)	(2.25)	—	—	—
Year Ended 4/30/2002	14.00	(0.17)	(1.25)	(1.42)	—	(0.38)	(0.38)
Class I Shares
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	—	(1.81)	(1.81)
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	—	—	—
Period Ended 10/31/2004 (e)	14.46	0.02	0.82	0.84	—	—	—
Year Ended 4/30/2004	11.06	0.03	3.37	3.40	—	—	—
Year Ended 4/30/2003	13.31	0.05	(2.30)	(2.25)	—	—	—
Year Ended 4/30/2002	14.98	0.03	(1.32)	(1.29)	—	(0.38)	(0.38)

MID CAP INDEX FUND
Class A Share
Year Ended 10/31/2006	13.77	0.08	1.56	1.64	(0.06)	(0.88)	(0.94)
Year Ended 10/31/2005	11.86	0.08	1.91	1.99	(0.03)	(0.05)	(0.08)
Period Ended 10/31/2004 (e)	11.48	0.01	0.37	0.38	—	—	—
Year Ended 4/30/2004	8.65	0.01	2.82	2.83	—	—	—
Year Ended 4/30/2003	10.71	—	(1.97)	(1.97)	—	(0.09)	(0.09)
Year Ended 4/30/2002	10.24	(0.03)	0.53	0.50	—	(0.03)	(0.03)

MID CAP INDEX FUND—I
Class I Shares
Year Ended 10/31/2006	13.34	0.13	1.49	1.62	(0.07)	(0.90)	(0.97)
Year Ended 10/31/2005	11.85	0.10	1.88	1.98	(0.10)	(0.39)	(0.49)
Period Ended 10/31/2004 (e)	11.79	0.05	0.33	0.38	—	(0.32)	(0.32)
Year Ended 4/30/2004	8.91	0.07	2.93	3.00	(0.06)	(0.06)	(0.12)
Year Ended 4/30/2003	11.23	0.08	(2.07)	(1.99)	(0.08)	(0.25)	(0.33)
Year Ended 4/30/2002	10.80	0.06	0.60	0.66	(0.07)	(0.16)	(0.23)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

276

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$18.61	15.37%	$976.3	1.17%	0.12%	1.18%	0.11%	193%
17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%
14.74	5.59%	808.8	1.24%	(0.30)%	1.25%	(0.31)%	46%
13.96	29.98%	789.9	1.26%	(0.36)%	1.27%	(0.37)%	123%
10.74	(17.45)%	643.8	1.30%	(0.18)%	1.31%	(0.19)%	48%
13.01	(9.36)%	836.5	1.22%	(0.25)%	1.23%	(0.26)%	97%

16.39	14.15%	18.6	2.24%	(0.93)%	2.25%	(0.94)%	193%
16.08	19.82%	24.0	2.28%	(1.10)%	2.29%	(1.12)%	96%
13.42	5.01%	27.0	2.35%	(1.41)%	2.36%	(1.42)%	46%
12.78	28.44%	26.8	2.44%	(1.55)%	2.45%	(1.56)%	123%
9.95	(18.44)%	22.8	2.50%	(1.38)%	2.51%	(1.39)%	48%
12.20	(10.44)%	33.1	2.38%	(1.41)%	2.39%	(1.42)%	97%

19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%
18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%
15.30	5.81%	29.8	0.71%	0.23%	0.72%	0.22%	46%
14.46	30.74%	28.4	0.70%	0.20%	0.71%	0.19%	123%
11.06	(16.90)%	20.7	0.68%	0.44%	0.69%	0.43%	48%
13.31	(8.86)%	24.8	0.69%	0.28%	0.70%	0.27%	97%

14.47	12.37%	61.6	0.90%	0.57%	1.00%	0.46%	12%
13.77	16.80%	62.5	0.90%	0.62%	1.07%	0.45%	23%
11.86	3.33%	49.2	0.92%	(0.10)%	1.23%	(0.41)%	8%
11.48	32.72%	38.5	1.12%	0.09%	1.24%	(0.03)%	30%
8.65	(18.36)%	29.0	1.21%	(0.03)%	1.21%	(0.03)%	16%
10.71	4.94%	29.2	1.36%	(0.31)%	1.36%	(0.31)%	15%

13.99	12.68%	22.6	0.57%	0.94%	0.58%	0.93%	22%
13.34	17.00%	23.1	0.70%	0.80%	0.71%	0.80%	42%
11.85	3.22%	17.3	0.75%	0.46%	0.76%	0.45%	8%
11.79	33.71%	31.7	0.54%	0.68%	0.55%	0.67%	13%
8.91	(17.68)%	20.8	0.28%	0.89%	0.57%	0.60%	22%
11.23	6.23%	24.3	0.20%	0.84%	0.88%	0.16%	21%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

277

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER INTERNATIONAL STOCK FUND
Class A Share
Year Ended 10/31/2006	$10.57	$0.14	$2.34	$2.48	$(0.11)	$—	$(0.11)
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	—	—	—
Year Ended 10/31/2004	8.19	0.02	0.93	0.95	(0.04)	—	(0.04)
Year Ended 10/31/2003	6.84	(0.02)	1.37	1.35	—	—	—
Year Ended 10/31/2002	8.00	(0.03)	(1.13)	(1.16)	—	—	—
Class B Shares
Year Ended 10/31/2006	10.16	(0.01)	2.28	2.27	—	—	—
Year Ended 10/31/2005	8.86	(0.02)	1.32	1.30	—	—	—
Year Ended 10/31/2004	8.00	(0.11)	0.97	0.86	—	—	—
Year Ended 10/31/2003	6.74	(0.08)	1.34	1.26	—	—	—
Year Ended 10/31/2002	7.94	(0.05)	(1.15)	(1.20)	—	—	—
Class I Shares
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	—	(0.18)
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	—	(0.01)
Year Ended 10/31/2004	8.31	(0.02)	1.07	1.05	(0.13)	—	(0.13)
Year Ended 10/31/2003	6.85	0.09	1.37	1.46	—	—	—
Year Ended 10/31/2002	7.95	0.05	(1.15)	(1.10)	—	—	—

LARGE CAP GROWTH FUND
Class A Share
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	—	—	—
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	—	—	—
Year Ended 10/31/2004	4.30	0.06	0.11	0.17	(0.02)	—	(0.02)
Year Ended 10/31/2003	3.58	(0.02)	0.74	0.72	—	—	—
Year Ended 10/31/2002	4.54	—	(0.96)	(0.96)	—	—	—
Class B Shares
Year Ended 10/31/2006	4.64	(0.06)	0.39	0.33	—	—	—
Year Ended 10/31/2005	4.25	(0.04)	0.43	0.39	—	—	—
Year Ended 10/31/2004	4.13	—	0.12	0.12	—	—	—
Year Ended 10/31/2003	3.46	(0.04)	0.71	0.67	—	—	—
Year Ended 10/31/2002	4.43	(0.04)	(0.93)	(0.97)	—	—	—
Class I Shares
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	—	(0.03)
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	—	(0.01)
Year Ended 10/31/2004	4.51	0.08	0.13	0.21	(0.03)	—	(0.03)
Year Ended 10/31/2003	3.69	0.04	0.78	0.82	—	—	—
Year Ended 10/31/2002	4.63	(0.01)	(0.93)	(0.94)	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

278

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$12.94	23.63%	$337.5	1.33%	1.08%	1.34%	1.07%	50%
10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%
9.10	11.65%	243.7	1.70%	0.33%	1.70%	0.33%	126%
8.19	19.69%	59.8	2.46%	(0.27)%	2.58%	(0.39)%	27%
6.84	(14.51)%	54.6	2.15%	(0.39)%	2.38%	(0.62)%	22%

12.43	22.34%	14.4	2.42%	(0.03)%	2.43%	(0.03)%	50%
10.16	14.67%	16.1	2.62%	(0.13)%	2.63%	(0.14)%	43%
8.86	10.72%	19.5	2.79%	(0.76)%	2.79%	(0.76)%	126%
8.00	18.81%	10.8	3.21%	(1.01)%	3.33%	(1.13)%	27%
6.74	(15.20)%	10.3	2.90%	(1.14)%	3.23%	(1.37)%	22%

13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%
10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%
9.23	12.69%	13.1	1.08%	0.95%	1.18%	0.85%	126%
8.31	21.22%	10.3	1.24%	0.96%	1.49%	0.71%	27%
6.85	(13.76)%	13.2	1.16%	0.60%	1.39%	0.37%	22%

5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%
4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%
4.45	3.90%	83.6	0.51%	0.35%	1.68%	(0.82)%	100%
4.30	20.25%	28.0	1.40%	(0.41)%	2.56%	(1.57)%	111%
3.58	(21.23)%	21.6	1.89%	(1.02)%	2.54%	(1.67)%	59%

4.97	7.11%	12.1	1.87%	(0.84)%	2.67%	(1.65)%	138%
4.64	9.18%	15.8	2.05%	(0.69)%	2.86%	(1.50)%	106%
4.25	2.84%	17.7	1.39%	(0.53)%	2.60%	(1.74)%	100%
4.13	19.34%	10.6	2.15%	(1.16)%	3.31%	(2.32)%	111%
3.46	(21.82)%	7.9	2.64%	(1.77)%	3.29%	(2.42)%	59%

5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%
5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%
4.69	4.65%	8.9	(0.26)%	1.12%	0.90%	(0.04)%	100%
4.51	22.02%	3.1	0.03%	0.96%	1.24%	(0.25)%	111%
3.69	(20.17)%	4.6	0.62%	0.24%	1.27%	(0.41)%	59%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

279

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP VALUE FUND
Class A Share
Year Ended 10/31/2006	$14.49	$0.21	$2.53	$2.74	$(0.17)	$(0.21)	$(0.38)
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	—	(0.06)
Year Ended 10/31/2004	11.79	0.20	1.34	1.54	(0.18)	—	(0.18)
Year Ended 10/31/2003	10.07	0.08	1.69	1.77	(0.05)	—	(0.05)
Year Ended 10/31/2002	12.20	0.05	(2.13)	(2.08)	(0.05)	—	(0.05)
Class B Shares
Year Ended 10/31/2006	14.25	0.04	2.49	2.53	—	(0.21)	(0.21)
Year Ended 10/31/2005	13.03	—	1.22	1.22	—	—	—
Year Ended 10/31/2004	11.66	(0.02)	1.43	1.41	(0.04)	—	(0.04)
Year Ended 10/31/2003	9.98	(0.01)	1.69	1.68	—	—	—
Year Ended 10/31/2002	12.14	—	(2.16)	(2.16)	—	—	—
Class I Shares
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)	(0.46)
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	—	(0.09)
Year Ended 10/31/2004	11.92	0.34	1.28	1.62	(0.34)	—	(0.34)
Year Ended 10/31/2003	10.15	0.16	1.74	1.90	(0.13)	—	(0.13)
Year Ended 10/31/2002	12.28	0.11	(2.12)	(2.01)	(0.12)	—	(0.12)

LARGE CAP STOCK FUND
Class A Share
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)	(0.45)
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	—	(0.15)
Period Ended 10/31/2004 (e)	29.15	0.04	0.21	0.25	(0.03)	(5.44)	(5.47)
Year Ended 4/30/2004	25.39	0.11	3.75	3.86	(0.10)	—	(0.10)
Year Ended 4/30/2003	29.84	0.10	(4.48)	(4.38)	(0.07)	—	(0.07)
Year Ended 4/30/2002	34.82	0.05	(4.86)	(4.81)	(0.09)	(0.08)	(0.17)
Class B Shares
Year Ended 10/31/2006	24.00	0.01	2.67	2.68	—	(0.28)	(0.28)
Year Ended 10/31/2005	22.21	0.03	1.76	1.79	—	—	—
Period Ended 10/31/2004 (e)	27.55	(0.08)	0.18	0.10	—	(5.44)	(5.44)
Year Ended 4/30/2004	24.19	(0.23)	3.59	3.36	—	—	—
Year Ended 4/30/2003	28.67	(0.28)	(4.20)	(4.48)	—	—	—
Year Ended 4/30/2002	33.71	(0.27)	(4.69)	(4.96)	—	(0.08)	(0.08)
Class I Shares
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)	(0.57)
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	—	(0.21)
Period Ended 10/31/2004 (e)	29.24	0.07	0.24	0.31	(0.05)	(5.44)	(5.49)
Year Ended 4/30/2004	25.46	0.23	3.77	4.00	(0.22)	—	(0.22)
Year Ended 4/30/2003	29.90	0.21	(4.47)	(4.26)	(0.18)	—	(0.18)
Year Ended 4/30/2002	34.88	0.18	(4.88)	(4.70)	(0.20)	(0.08)	(0.28)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

280

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$16.85	19.32%	$332.1	1.00%	1.28%	1.02%	1.26%	45%
14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%
13.15	13.12%	290.0	0.88%	1.05%	1.09%	0.84%	51%
11.79	17.72%	28.4	1.28%	0.71%	2.06%	(0.07)%	64%
10.07	(17.22)%	22.9	1.37%	0.48%	2.02%	(0.17)%	109%

16.57	17.96%	14.5	2.12%	0.17%	2.14%	0.15%	45%
14.25	9.36%	16.9	2.21%	0.00%	2.23%	(0.02)%	53%
13.03	12.10%	19.3	1.70%	0.22%	2.23%	(0.31)%	51%
11.66	16.78%	9.1	2.03%	(0.05)%	2.81%	(0.83)%	64%
9.98	(17.79)%	7.0	2.12%	(0.27)%	2.77%	(0.92)%	109%

16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%
14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%
13.20	13.71%	19.8	0.33%	1.59%	0.61%	1.31%	51%
11.92	18.99%	3.1	0.21%	1.77%	1.09%	0.89%	64%
10.15	(16.51)%	4.1	0.50%	1.35%	1.15%	0.70%	109%

28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%
25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
23.93	1.27%	3,435.1	1.02%	0.41%	1.02%	0.41%	43%
29.15	15.23%	2,807.4	1.01%	0.37%	1.01%	0.37%	22%
25.39	(14.66)%	2,598.2	1.02%	0.38%	1.02%	0.38%	5%
29.84	(13.86)%	3,385.5	0.95%	0.16%	0.95%	0.16%	3%

26.40	11.23%	69.0	1.89%	0.01%	2.21%	(0.31)%	67%
24.00	8.06%	91.9	1.89%	0.11%	2.22%	(0.22)%	46%
22.21	0.72%	122.9	2.00%	(0.57)%	2.23%	(0.80)%	43%
27.55	13.89%	75.3	2.17%	(0.79)%	2.17%	(0.79)%	22%
24.19	(15.63)%	81.2	2.16%	(0.75)%	2.16%	(0.75)%	5%
28.67	(14.73)%	126.4	1.97%	(0.86)%	1.97%	(0.86)%	3%

28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%
26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%
24.06	1.50%	112.3	0.57%	0.65%	0.57%	0.65%	43%
29.24	15.76%	84.9	0.57%	0.82%	0.57%	0.82%	22%
25.46	(14.24)%	68.2	0.55%	0.85%	0.55%	0.85%	5%
29.90	(13.53)%	65.9	0.55%	0.56%	0.55%	0.56%	3%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

281

Thrivent Mutual Funds Financial Highlights – continued

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP INDEX FUND
Class A Share
Year Ended 10/31/2006	$8.35	$0.13	$1.16	$1.29	$(0.11)	$(0.01)	$(0.12)
Year Ended 10/31/2005	7.78	0.12	0.53	0.65	(0.08)	—	(0.08)
Period Ended 10/31/2004 (e)	7.61	0.04	0.16	0.20	(0.03)	—	(0.03)
Year Ended 4/30/2004	6.30	0.08	1.31	1.39	(0.08)	—	(0.08)
Year Ended 10/31/2003	7.32	0.05	(1.05)	(1.00)	(0.02)	—	(0.02)
Year Ended 10/31/2002	8.49	—	(1.17)	(1.17)	—	—	—

LARGE CAP INDEX FUND—I
Class I Shares
Year Ended 10/31/2006	8.29	0.14	1.15	1.29	(0.12)	—	(0.12)
Year Ended 10/31/2005	7.76	0.13	0.52	0.65	(0.12)	—	(0.12)
Period Ended 10/31/2004 (e)	7.55	0.05	0.16	0.21	—	—	—
Year Ended 4/30/2004	6.31	0.15	1.24	1.39	(0.15)	—	(0.15)
Year Ended 4/30/2003	7.38	0.08	(1.07)	(0.99)	(0.08)	—	(0.08)
Year Ended 4/30/2002	8.56	0.05	(1.18)	(1.13)	(0.05)	—	(0.05)

BALANCED FUND
Class A Share
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)	(0.53)
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)	(0.40)
Period Ended 10/31/2004 (e)	11.65	0.09	0.17	0.26	(0.10)	—	(0.10)
Year Ended 4/30/2004	10.75	0.17	0.92	1.09	(0.19)	—	(0.19)
Year Ended 4/30/2003	11.52	0.19	(0.76)	(0.57)	(0.20)	—	(0.20)
Year Ended 4/30/2002	12.41	0.26	(0.88)	(0.62)	(0.27)	—	(0.27)
Class B Shares
Year Ended 10/31/2006	12.13	0.10	1.07	1.17	(0.09)	(0.32)	(0.41)
Year Ended 10/31/2005	11.76	0.09	0.56	0.65	(0.10)	(0.18)	(0.28)
Period Ended 10/31/2004 (e)	11.60	0.03	0.17	0.20	(0.04)	—	(0.04)
Year Ended 4/30/2004	10.70	0.06	0.92	0.98	(0.08)	—	(0.08)
Year Ended 4/30/2003	11.47	0.11	(0.76)	(0.65)	(0.12)	—	(0.12)
Year Ended 4/30/2002	12.35	0.15	(0.87)	(0.72)	(0.16)	—	(0.16)
Class I Shares
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)	(0.59)
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)	(0.45)
Period Ended 10/31/2004 (e)	11.64	0.12	0.17	0.29	(0.13)	—	(0.13)
Year Ended 4/30/2004	10.74	0.22	0.93	1.15	(0.25)	—	(0.25)
Year Ended 4/30/2003	11.51	0.21	(0.73)	(0.52)	(0.25)	—	(0.25)
Year Ended 4/30/2002	12.39	0.30	(0.86)	(0.56)	(0.32)	—	(0.32)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

282

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S /	S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$9.52	15.56%	$92.3	0.60%	1.37%	0.91%	1.05%	7%
8.35	8.33%	94.3	0.60%	1.49%	0.94%	1.15%	9%
7.78	2.62%	76.3	0.57%	0.64%	1.08%	0.13%	5%
7.61	22.09%	51.2	0.41%	1.28%	1.17%	0.52%	6%
6.30	(13.58)%	27.8	0.93%	0.86%	1.18%	0.61%	16%
7.32	(13.78)%	30.2	1.29%	0.08%	1.29%	0.08%	4%

9.46	15.69%	32.6	0.52%	1.50%	0.52%	1.49%	14%
8.29	8.39%	31.5	0.50%	1.61%	0.51%	1.61%	11%
7.76	2.78%	29.4	0.54%	1.19%	0.55%	1.18%	4%
7.55	22.00%	28.7	0.54%	1.21%	0.55%	1.20%	27%
6.31	(13.36)%	62.1	0.24%	1.55%	0.36%	1.43%	23%
7.38	(13.22)%	63.0	0.20%	1.17%	0.49%	0.88%	3%

12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%
12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%
11.81	2.21%	278.5	1.07%	1.49%	1.08%	1.48%	114%
11.65	10.22%	278.0	1.06%	1.48%	1.07%	1.47%	194%
10.75	(4.90)%	260.8	1.05%	1.77%	1.07%	1.75%	69%
11.52	(5.02)%	305.6	0.99%	2.19%	1.02%	2.16%	76%

12.89	9.83%	10.0	2.04%	0.71%	2.05%	0.70%	215%
12.13	5.54%	13.3	2.02%	0.72%	2.04%	0.70%	231%
11.76	1.71%	17.6	2.03%	0.53%	2.04%	0.52%	114%
11.60	9.22%	18.6	2.02%	0.52%	2.03%	0.51%	194%
10.70	(5.68)%	19.3	1.84%	0.97%	1.86%	0.95%	60%
11.47	(5.83)%	22.3	1.89%	1.29%	1.92%	1.26%	76%

12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%
12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%
11.80	2.47%	108.5	0.60%	1.97%	0.61%	1.96%	114%
11.64	10.75%	111.2	0.59%	1.96%	0.60%	1.95%	194%
10.74	(4.45)%	107.8	0.56%	2.26%	0.57%	2.25%	69%
11.51	(4.65)%	3.7	0.58%	2.60%	0.62%	2.56%	76%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

283

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

HIGH YIELD FUND
Class A Share
Year Ended 10/31/2006	$5.03	$0.38	$0.05	$0.43	$(0.38)	$—	$(0.38)
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	—	(0.39)
Year Ended 10/31/2004	5.07	0.40	0.16	0.56	(0.39)	—	(0.39)
Year Ended 10/31/2003	4.23	0.41	0.82	1.23	(0.39)	—	(0.39)
Year Ended 10/31/2002	5.22	0.53	(1.00)	(0.47)	(0.52)	—	(0.52)
Class B Shares
Year Ended 10/31/2006	5.02	0.34	0.06	0.40	(0.34)	—	(0.34)
Year Ended 10/31/2005	5.24	0.34	(0.21)	0.13	(0.35)	—	(0.35)
Year Ended 10/31/2004	5.07	0.36	0.16	0.52	(0.35)	—	(0.35)
Year Ended 10/31/2003	4.23	0.37	0.82	1.19	(0.35)	—	(0.35)
Year Ended 10/31/2002	5.22	0.50	(1.01)	(0.51)	(0.48)	—	(0.48)
Class I Shares
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	—	(0.41)
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	—	(0.41)
Year Ended 10/31/2004	5.07	0.42	0.16	0.58	(0.41)	—	(0.41)
Year Ended 10/31/2003	4.23	0.42	0.83	1.25	(0.41)	—	(0.41)
Year Ended 10/31/2002	5.22	0.55	(1.01)	(0.46)	(0.53)	—	(0.53)

DIVERSIFIED INCOME PLUS FUND
Class A Share
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	(0.43)
Year Ended 10/31/2005	6.71	0.46	(0.27)	0.19	(0.49)	—	(0.49)
Period Ended 10/31/2004 (e)	6.54	0.22	0.18	0.40	(0.23)	—	(0.23)
Year Ended 4/30/2004	6.27	0.46	0.28	0.74	(0.47)	—	(0.47)
Year Ended 4/30/2003	6.19	0.50	0.08	0.58	(0.50)	—	(0.50)
Year Ended 4/30/2002	6.76	0.54	(0.56)	(0.02)	(0.55)	—	(0.55)
Class B Shares
Year Ended 10/31/2006	6.41	0.37	0.29	0.66	(0.37)	—	(0.37)
Year Ended 10/31/2005	6.72	0.40	(0.28)	0.12	(0.43)	—	(0.43)
Period Ended 10/31/2004 (e)	6.54	0.19	0.19	0.38	(0.20)	—	(0.20)
Year Ended 4/30/2004	6.27	0.40	0.28	0.68	(0.41)	—	(0.41)
Year Ended 4/30/2003	6.19	0.45	0.08	0.53	(0.45)	—	(0.45)
Year Ended 4/30/2002	6.76	0.49	(0.56)	(0.07)	(0.50)	—	(0.50)
Class I Shares
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	(0.46)
Year Ended 10/31/2005	6.71	0.49	(0.27)	0.22	(0.52)	—	(0.52)
Period Ended 10/31/2004 (e)	6.54	0.24	0.18	0.42	(0.25)	—	(0.25)
Year Ended 4/30/2004	6.27	0.48	0.29	0.77	(0.50)	—	(0.50)
Year Ended 4/30/2003	6.19	0.51	0.09	0.60	(0.52)	—	(0.52)
Year Ended 4/30/2002	6.76	0.56	(0.57)	(0.01)	(0.56)	—	(0.56)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

284

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$5.08	8.96%	$533.7	0.88%	7.62%	0.89%	7.60%	63%
5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%
5.24	11.53%	603.1	0.89%	7.80%	0.89%	7.80%	73%
5.07	30.00%	579.8	1.02%	8.70%	1.02%	8.70%	96%
4.23	(9.91)%	488.8	1.03%	10.49%	1.03%	10.49%	77%

5.08	8.25%	16.5	1.73%	6.75%	1.92%	6.57%	63%
5.02	2.45%	23.4	1.73%	6.57%	1.91%	6.39%	54%
5.24	10.66%	33.1	1.70%	7.00%	1.74%	6.96%	73%
5.07	29.03%	36.3	1.77%	7.95%	1.77%	7.95%	96%
4.23	(10.58)%	34.9	1.78%	9.74%	1.78%	9.74%	77%

5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%
5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%
5.24	11.98%	10.1	0.49%	8.21%	0.60%	8.10%	73%
5.07	30.57%	10.8	0.57%	9.15%	0.69%	9.03%	96%
4.23	(9.60)%	10.9	0.69%	10.83%	0.69%	10.83%	77%

6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
6.41	2.91%	124.3	0.95%	6.99%	1.13%	6.82%	57%
6.71	6.32%	138.9	1.07%	6.82%	1.14%	6.75%	55%
6.54	12.08%	135.1	1.10%	6.98%	1.10%	6.98%	91%
6.27	10.59%	117.4	0.93%	8.72%	1.03%	8.62%	103%
6.19	(0.26)%	118.6	1.00%	8.41%	1.17%	8.24%	72%

6.70	10.64%	3.0	2.01%	5.75%	2.18%	5.58%	170%
6.41	1.74%	4.1	1.95%	6.02%	2.12%	5.85%	57%
6.72	5.95%	5.9	2.05%	5.84%	2.11%	5.78%	55%
6.54	11.06%	6.1	2.01%	6.07%	2.01%	6.07%	91%
6.27	9.61%	6.0	1.84%	7.81%	2.01%	7.64%	103%
6.19	(1.02)%	8.2	1.74%	7.67%	1.93%	7.48%	72%

6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%
6.41	3.36%	4.3	0.50%	7.42%	0.67%	7.25%	57%
6.71	6.56%	4.3	0.61%	7.28%	0.68%	7.21%	55%
6.54	12.56%	3.8	0.67%	7.41%	0.67%	7.41%	91%
6.27	10.88%	3.3	0.67%	8.98%	0.67%	8.98%	103%
6.19	0.05%	2.7	0.68%	8.73%	0.68%	8.73%	72%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

285

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MUNICIPAL BOND FUND
Class A Share
Year Ended 10/31/2006	$11.31	$0.50	$0.08	$0.58	$(0.50)	$—	$(0.50)
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	—	(0.50)
Year Ended 10/31/2004	11.53	0.50	0.12	0.62	(0.53)	(0.06)	(0.59)
Year Ended 10/31/2003	11.61	0.54	(0.05)	0.49	(0.56)	(0.01)	(0.57)
Year Ended 10/31/2002	11.58	0.54	0.01	0.55	(0.52)	—	(0.52)
Class B Shares
Year Ended 10/31/2006	11.30	0.43	0.07	0.50	(0.42)	—	(0.42)
Year Ended 10/31/2005	11.55	0.42	(0.25)	0.17	(0.42)	—	(0.42)
Year Ended 10/31/2004	11.52	0.44	0.09	0.53	(0.44)	(0.06)	(0.50)
Year Ended 10/31/2003	11.61	0.45	(0.06)	0.39	(0.47)	(0.01)	(0.48)
Year Ended 10/31/2002	11.59	0.46	0.01	0.47	(0.45)	—	(0.45)
Class I Shares
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	—	(0.54)
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	—	(0.53)
Year Ended 10/31/2004	11.53	0.53	0.11	0.64	(0.56)	(0.06)	(0.62)
Year Ended 10/31/2003	11.61	0.58	(0.05)	0.53	(0.60)	(0.01)	(0.61)
Year Ended 10/31/2002	11.58	0.57	0.01	0.58	(0.55)	—	(0.55)

INCOME FUND
Class A Share
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	—	(0.41)
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	—	(0.37)
Year Ended 10/31/2004	8.73	0.35	0.13	0.48	(0.35)	—	(0.35)
Year Ended 10/31/2003	8.34	0.34	0.40	0.74	(0.35)	—	(0.35)
Year Ended 10/31/2002	8.71	0.41	(0.38)	0.03	(0.40)	—	(0.40)
Class B Shares
Year Ended 10/31/2006	8.54	0.34	0.03	0.37	(0.34)	—	(0.34)
Year Ended 10/31/2005	8.84	0.30	(0.30)	—	(0.30)	—	(0.30)
Year Ended 10/31/2004	8.71	0.29	0.12	0.41	(0.28)	—	(0.28)
Year Ended 10/31/2003	8.32	0.27	0.41	0.68	(0.29)	—	(0.29)
Year Ended 10/31/2002	8.70	0.35	(0.40)	(0.05)	(0.33)	—	(0.33)
Class I Shares
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	—	(0.44)
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	—	(0.41)
Year Ended 10/31/2004	8.75	0.39	0.10	0.49	(0.39)	—	(0.39)
Year Ended 10/31/2003	8.34	0.37	0.43	0.80	(0.39)	—	(0.39)
Year Ended 10/31/2002	8.71	0.44	(0.39)	0.05	(0.42)	—	(0.42)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

286

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$11.39	5.28%	$1,201.2	0.78%	4.46%	0.78%	4.46%	14%
11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%
11.56	5.47%	1,264.1	0.73%	4.53%	0.73%	4.53%	12%
11.53	4.37%	641.7	0.72%	4.62%	0.72%	4.62%	6%
11.61	4.91%	645.4	0.73%	4.69%	0.73%	4.69%	13%

11.38	4.56%	21.7	1.47%	3.77%	1.60%	3.64%	14%
11.30	1.46%	28.9	1.47%	3.61%	1.60%	3.48%	8%
11.55	4.72%	34.0	1.46%	3.81%	1.51%	3.76%	12%
11.52	3.48%	24.2	1.47%	3.88%	1.47%	3.88%	6%
11.61	4.15%	22.3	1.48%	3.94%	1.48%	3.94%	13%

11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%
11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
11.55	5.70%	5.1	0.44%	4.83%	0.52%	4.75%	12%
11.53	4.67%	2.6	0.44%	4.90%	0.56%	4.78%	6%
11.61	5.08%	3.2	0.57%	4.85%	0.57%	4.85%	13%

8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%
8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%
8.86	5.64%	575.2	0.82%	4.04%	0.82%	4.04%	203%
8.73	9.05%	608.7	0.87%	3.88%	0.88%	3.87%	312%
8.34	0.25%	629.3	0.84%	4.87%	0.89%	4.82%	170%

8.57	4.39%	12.6	1.63%	3.93%	1.96%	3.60%	303%
8.54	(0.02)%	19.2	1.63%	3.38%	1.94%	3.07%	245%
8.84	4.83%	25.4	1.60%	3.25%	1.68%	3.17%	203%
8.71	8.25%	30.3	1.62%	3.13%	1.63%	3.12%	312%
8.32	(0.49)%	31.7	1.59%	4.12%	1.64%	4.07%	170%

8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%
8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%
8.85	5.94%	29.0	0.43%	4.43%	0.54%	4.32%	203%
8.75	9.49%	25.2	0.47%	4.28%	0.60%	4.15%	312%
8.34	0.65%	40.1	0.55%	5.15%	0.60%	5.10%	170%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

287

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

CORE BOND FUND
Class A Share
Year Ended 10/31/2006	$9.89	$0.44	$0.02	$0.46	$(0.45)	$—	$(0.45)
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	—	(0.41)
Period Ended 10/31/2004 (e)	10.14	0.20	0.16	0.36	(0.22)	(0.01)	(0.23)
Year Ended 4/30/2004	10.31	0.40	(0.12)	0.28	(0.45)	—	(0.45)
Year Ended 4/30/2003	9.82	0.42	0.52	0.94	(0.45)	—	(0.45)
Year Ended 4/30/2002	9.80	0.56	0.02	0.58	(0.56)	—	(0.56)
Class B Shares
Year Ended 10/31/2006	9.90	0.34	0.02	0.36	(0.35)	—	(0.35)
Year Ended 10/31/2005	10.27	0.29	(0.35)	(0.06)	(0.31)	—	(0.31)
Period Ended 10/31/2004 (e)	10.15	0.15	0.15	0.30	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2004	10.32	0.30	(0.12)	0.18	(0.35)	—	(0.35)
Year Ended 4/30/2003	9.82	0.33	0.53	0.86	(0.36)	—	(0.36)
Year Ended 4/30/2002	9.80	0.47	0.02	0.49	(0.47)	—	(0.47)
Class I Shares
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	—	(0.49)
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	—	(0.46)
Period Ended 10/31/2004 (e)	10.15	0.22	0.15	0.37	(0.24)	(0.01)	(0.25)
Year Ended 4/30/2004	10.31	0.44	(0.11)	0.33	(0.49)	—	(0.49)
Year Ended 4/30/2003	9.82	0.46	0.52	0.98	(0.49)	—	(0.49)
Year Ended 4/30/2002	9.80	0.60	0.02	0.62	(0.60)	—	(0.60)

LIMITED MATURITY BOND FUND
Class A Share
Year Ended 10/31/2006	12.58	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.35	(0.03)	0.32	(0.35)	(0.12)	(0.47)
Year Ended 10/31/2003	12.75	0.36	0.31	0.67	(0.36)	—	(0.36)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Class B Shares
Year Ended 10/31/2006	12.59	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.92	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.33	(0.02)	0.31	(0.33)	(0.12)	(0.45)
Year Ended 10/31/2003	12.75	0.34	0.31	0.65	(0.34)	—	(0.34)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Class I Shares
Year Ended 10/31/2006	12.58	0.56	—	0.56	(0.56)	—	(0.56)
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)	(0.50)
Year Ended 10/31/2004	13.05	0.39	(0.02)	0.37	(0.39)	(0.12)	(0.51)
Year Ended 10/31/2003	12.74	0.40	0.31	0.71	(0.40)	—	(0.40)
Year Ended 10/31/2002	13.14	0.50	(0.15)	0.35	(0.50)	(0.25)	(0.75)
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

288

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$9.90	4.75%	$343.1	0.93%	4.44%	0.95%	4.42%	394%
9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%
10.27	3.58%	457.1	0.92%	3.84%	0.93%	3.83%	167%
10.14	2.74%	460.5	0.88%	3.86%	0.89%	3.85%	463%
10.31	9.79%	526.5	0.85%	4.19%	0.86%	4.18%	149%
9.82	6.01%	451.5	0.81%	5.54%	0.88%	5.47%	160%

9.91	3.71%	8.1	1.94%	3.43%	1.96%	3.41%	394%
9.90	(0.58)%	10.8	1.91%	2.86%	1.93%	2.84%	368%
10.27	2.97%	13.3	1.91%	2.84%	1.92%	2.83%	167%
10.15	1.75%	13.4	1.86%	2.89%	1.87%	2.88%	463%
10.32	8.91%	13.2	1.77%	3.28%	1.78%	3.27%	149%
9.82	5.03%	7.9	1.73%	4.64%	1.80%	4.57%	160%

9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%
9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
10.27	3.69%	36.3	0.50%	4.25%	0.51%	4.24%	167%
10.15	3.25%	34.5	0.49%	4.26%	0.50%	4.25%	463%
10.31	10.20%	29.2	0.47%	4.57%	0.48%	4.56%	149%
9.82	6.42%	22.9	0.39%	5.93%	0.46%	5.86%	160%

12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%
12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%
12.91	2.52%	119.4	0.75%	2.71%	0.89%	2.57%	230%
13.06	5.30%	90.4	0.74%	2.78%	0.96%	2.56%	297%
12.75	2.51%	73.9	0.75%	3.56%	1.05%	3.26%	288%

12.59	4.02%	1.9	0.89%	3.96%	0.94%	3.91%	145%
12.59	0.87%	2.0	0.89%	3.21%	0.93%	3.17%	295%
12.92	2.45%	2.1	0.88%	2.59%	0.88%	2.59%	230%
13.06	5.14%	6.2	0.91%	2.61%	0.96%	2.56%	297%
12.75	2.51%	5.8	0.75%	3.56%	1.05%	3.26%	288%

12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%
12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%
12.91	2.90%	9.8	0.45%	3.01%	0.57%	2.89%	230%
13.05	5.62%	14.7	0.46%	3.07%	0.64%	2.89%	297%
12.74	2.77%	14.0	0.42%	3.89%	0.72%	3.59%	288%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

289

Thrivent Mutual Funds Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(a)	Operations	Income	Investments	Distributions

MONEY MARKET FUND
Class A Share
Year Ended 10/31/2006	$1.00	$0.04	$—	$0.04	$(0.04)	$—	$(0.04)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	(0.001)	0.004	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2004	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2002	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Class B Shares
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	0.002	—	0.002	(0.002)	—	(0.002)
Year Ended 4/30/2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)
Year Ended 4/30/2003	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2002	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Class I Shares
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)
Period Ended 10/31/2004 (d)	1.00	0.005	—	0.005	(0.005)	—	(0.005)
Year Ended 4/30/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2002	1.00	0.03	—	0.03	(0.03)	—	(0.03)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying notes to the financial statements are an integral part of this schedule.

290

Thrivent Mutual Funds Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(c)		Indirectly(c)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$1.00	4.26%	$864.3	0.71%	4.22%	0.89%	4.04%	N/A
1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A
1.00	0.26%	686.8	0.90%	0.61%	1.00%	0.51%	N/A
1.00	0.32%	262.2	0.83%	0.32%	0.93%	0.22%	N/A
1.00	0.88%	349.6	0.77%	0.89%	0.92%	0.74%	N/A
1.00	2.28%	399.8	0.72%	2.19%	0.90%	2.01%	N/A

1.00	3.94%	1.8	1.01%	3.88%	1.97%	2.92%	N/A
1.00	1.94%	1.7	1.01%	1.84%	1.93%	0.91%	N/A
1.00	0.18%	2.9	1.04%	0.47%	1.95%	(0.44)%	N/A
1.00	0.07%	1.8	1.08%	0.07%	1.84%	(0.69)%	N/A
1.00	0.42%	2.8	1.38%	0.27%	1.62%	0.03%	N/A
1.00	1.34%	2.8	1.52%	1.39%	1.70%	1.21%	N/A

1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A
1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A
1.00	0.47%	245.7	0.47%	1.05%	0.54%	0.98%	N/A
1.00	0.59%	114.6	0.56%	0.59%	0.56%	0.59%	N/A
1.00	1.17%	91.4	0.48%	1.18%	0.53%	1.13%	N/A
1.00	2.54%	117.8	0.46%	2.45%	0.54%	2.37%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(c) Computed on an annualized basis for periods less than one year.

(d) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

291

Additional Information (unaudited)

Shareholder Notification of Federal Tax Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2007.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2006:

	Dividends	Qualified
	Received	Dividend
	Deduction for	Income for
Fund	Corporations	Individuals

Aggressive Allocation	13%	26%
Moderately Aggressive Allocation	9%	15%
Moderate Allocation	6%	10%
Moderately Conservative Allocation	4%	6%
Partner Small Cap Value	9%	9%
Small Cap Stock	38%	39%
Small Cap Index	87%	87%
Partner Mid Cap Value	56%	56%
Mid Cap Stock	25%	26%
Mid Cap Index	72%	72%
Mid Cap Index - I	67%	67%
Partner International Stock	0%	100%
Large Cap Growth	100%	100%
Large Cap Value	93%	93%
Large Cap Stock	100%	100%
Large Cap Index	100%	100%
Large Cap Index - I	100%	100%
Balanced	22%	22%
Diversified Income Plus	5%	5%

The Municipal Bond Fund designates 99.18% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2006.

The Funds designate the following amounts as distributions of long-term capital gains: Partner Small Cap Value Fund, $2,069,625; Small Cap Stock Fund, $49,421,237; Small Cap Index Fund, $709,185; Mid Cap Stock Fund, $81,148,075; Mid Cap Index Fund, $3,626,796; Mid Cap Index Fund - I, $1,424,659; Large Cap Value Fund, $5,697,959; Large Cap Stock Fund, $22,898,216; Large Cap Index Fund, $88,417; Balanced Fund, $1,409,661. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-202-551-8090.

Results of Special Shareholder Meetings Thrivent Mutual Funds

A special meeting of the shareholders of the Diversified Income Plus Fund, formerly know as the Thrivent High Yield Fund II, for the Thrivent Mutual Funds was held on June 23, 2006. The matter voted upon at the meeting and the shares cast for, against, or to abstain are set forth as follows.

A. To change the investment objective of Thrivent High Yield Fund II.

For: 10,060,047.476

Against: 366,020.566

Abstain: 248,974.522

292

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Funds. Each Trustee oversees each of 29 series of the Trust and also serves as:

• Director of Thrivent Series Fund, Inc., a registered investment company consisting of 31 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial

• Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 29 series of the Trust, 31 Portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee[1]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Pamela J. Moret	President since 2002	61	Executive Vice President,	Director, Banta
625 Fourth Avenue South	and Trustee since 2004		Marketing and Products,	Corporation; Director,
Minneapolis, MN			Thrivent Financial since	Minnesota Public Radio
Age 50			2002; Senior Vice
President, Products,
American Express
Financial Advisors from
2000 to 2001

Independent Trustees[3]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

F. Gregory Campbell	Trustee since 1992	61	President, Carthage	Director, National
625 Fourth Avenue South			College	Association of Independent
Minneapolis, MN				Colleges and Universities;
Age 67				Director, Johnson Family
Funds, Inc., an investment
company consisting of four
portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Prairie School Board; United
Health Systems Board

293

Board of Trustees and Officers

Independent Trustees[3] — continued
			Number of
		Position	Portfolios in	Principal
		with Trust	Fund Complex	Occupation	Other
Name, Address,		and Length	Overseen	During the	Directorships
and Age		of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Herbert F. Eggerding, Jr.		Lead Trustee	61	Management consultant	None
625	Fourth Avenue South	since 2003		to several privately
Minneapolis, MN				owned companies
Age	69

Noel K. Estenson		Trustee since 2004	61	Retired	None
625	Fourth Avenue South
Minneapolis, MN
Age	68

Richard L. Gady		Trustee since 1987	61	Retired; previously Vice	Director, International
625	Fourth Avenue South			President, Public	Agricultural Marketing
Minneapolis, MN				Affairs and Chief	Association
Age	63			Economist, ConAgra,
				Inc. (agribusiness)

Richard A. Hauser		Trustee since 2004	61	President, National Legal	Director, The Washington
625	Fourth Avenue South			Center for the Public	Hospital Center
Minneapolis, MN				Interest since 2004;
Age	63			General Counsel, U.S.
				Department of Housing
				and Urban Development,
				2001 to 2004; Partner,
				Baker & Hosteller,
				1986 to 2001

Connie M. Levi		Trustee since 2004	61	Retired	None
625	Fourth Avenue South
Minneapolis, MN
Age	67

Edward W. Smeds		Chairman and Trustee 61		Retired	Chairman of Carthage
625	Fourth Avenue South	since 1999			College Board
Minneapolis, MN
Age	70

Douglas D. Sims		Trustee since 2006	61	Retired; previously Chief	Director, Keystone
625	Fourth Avenue South			Executive Officer of	Neighborhood Company;
Minneapolis, MN				CoBank from 1994 to	Director, Center for
Age	60			June 30, 2006	Corporate Excellence

294

Board of Trustees and Officers

Executive Officers
Position with Trust
Name, Address,		and Length
and Age		of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret		President since 2002	Executive Vice President, Marketing and Products, Thrivent
625	Fourth Avenue South		Financial since 2002; Senior Vice President, Products,
Minneapolis, MN			American Express Financial Advisors from 2000 to 2001
Age	50

David S. Royal		Secretary and Chief	Vice President — Asset Management, Thrivent Financial
625	Fourth Avenue South	Legal Officer since 2006	since 2006; Partner, Kirkland & Ellis LLP from April 2004 to
Minneapolis, MN			June 2006; Associate, Skadden, Arps, Slate, Meagher & Flom
Age	35		LLP from 1997 to 2004

Katie S. Kloster		Vice President and	Vice President and IC and IA Chief Compliance Officer,
625	Fourth Avenue South	Investment Company and	since 2004; previously Vice President and Comptroller of
Minneapolis, MN		Investment Adviser	Thrivent Financial
Age	41	Chief Compliance Officer
since 2004

Gerard V. Vaillancourt		Treasurer and Principal	Vice President, Mutual Fund Accounting since 2006; Head of
625	Fourth Avenue South	Accounting Officer	Mutual Fund Accounting, Thrivent Financial from 2005 to
Minneapolis, MN		since 2005	2006; Director, Fund Accounting Administration, Thrivent
Age	39		Financial from 2002 to 2005; Manager, Portfolio Compliance,
Lutheran Brotherhood from 2001 to 2002; Manager, Fund
Accounting, Minnesota Life from 2000 to 2001

Russell W. Swansen		Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625	Fourth Avenue South		Financial, since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN			LLC, from 2001 to 2003; President and Chief Investment
Age	49		Officer of PPM America from 1999 to 2000

Janice M. Guimond		Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625	Fourth Avenue South		since 2003; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN			2003 to 2004; Independent Consultant 2001 to 2003; Vice
Age	42		President, Director of Technology, Investment Advisers, Inc.
1999 to 2000; Vice President, Investment Systems & Services,
Investment Advisers, Inc. from 1997 to 1999

Marnie L. Loomans-Thuecks		Vice President since 2004	Vice President, Annuity & Settlement Option Product Services
4321 North Ballard Road			Operations, Thrivent Financial
Appleton, WI
Age	43

Brian W. Picard		Vice President	Director of FSO Compliance Corp. BCM, since 2006; Manager
4321 North Ballard Road		Anti-Money Laundering	of Field and Securities Compliance from 2002 to 2006,
Appleton, WI		Officer since 2006	Thrivent Financial
Age	36

295

Board of Trustees and Officers

Executive Officers — continued

Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation(s) During the Past 5 Years

Kenneth L. Kirchner	Assistant Vice President	Director, Mutual Fund Operations, Thrivent Financial
4321 North Ballard Road	since 2004
Appleton, WI
Age 40

James M. Odland	Assistant Secretary	Vice President, Office of the General Counsel, Thrivent
625 Fourth Avenue South	since 2006	Financial for Lutherans, since 2005; Senior Securities Counsel,
Minneapolis, MN		Allianz Life Insurance Company from January 2005 to
Age 50		August 2005; Vice President and Chief Legal Officer,
Woodbury Financial Services, Inc., from September 2003 to
January 2005; Vice President and Group Counsel, Corporate
Practice Group, American Express Financial Advisors, Inc.,
from 2001 to 2003

Marlene J. Nogle	Assistant Secretary	Senior Counsel, Thrivent Financial
625 Fourth Avenue South	since 2003
Minneapolis, MN
Age 59

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 37

1 “Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

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Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23459 R12-06

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. However, during the period covered by this report, such code of ethics was amended to (a) reflect the new names of registrant and its affiliated investment company; (b) add the name of a newly-created affiliated investment company as being covered by such code: and (c) permit the Chief Legal Officer to keep copies of the records required to be kept under such code. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant's Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006, for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $417,660 and $394,409, respectively.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006, for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $0 each of the respective periods. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006, for assurance and other services directly related to the operations and financial reporting of registrant were $0 for each of the respective periods.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006, for tax compliance, tax advice, and tax planning services were $135,325 and $124,065, respectively. The aggregate tax fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006, for services directly related to the operations and financial reporting of registrant were $0 for each of the respective periods.

(d) All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006, for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for each of the respective periods. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006, for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $44,431 and $14,145, respectively.

(e) Registrant's audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee reports to the Board of Directors ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and a majority of the Board is required for the approval. The audit committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit committee charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit committee at the next meeting of the audit committee. Registrant's audit committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2006, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2006 were $0 for each of the respective periods.

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under

Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2006	THRIVENT MUTUAL FUNDS

	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2006	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Date: December 29, 2006	By:	/s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer